UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017

Ivy Funds Variable Insurance Portfolios

(Exact name of registrant as specified in charter)

6300 Lamar Avenue, Overland Park, Kansas 66202

(Address of principal executive offices) (Zip code)

Mara D. Herrington

6300 Lamar Avenue

Overland Park, Kansas 66202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 913-236-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

ITEM 1.    REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2012

Ivy Funds Variable Insurance Portfolios

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Asset Strategy

Balanced

Bond

Core Equity

Dividend Opportunities

Energy

Global Bond

Global Natural Resources

Growth

High Income

International Core Equity

International Growth

Limited-Term Bond

Micro Cap Growth

Mid Cap Growth

Money Market

Real Estate Securities

Science and Technology

Small Cap Growth

Small Cap Value

Value

CONTENTS

Ivy Funds VIP

2	ANNUAL REPORT	2012

PRESIDENT’S LETTER

Ivy Funds VIP	DECEMBER 31, 2012 (UNAUDITED)

Henry J. Herrmann, CFA

Dear Shareholder,

The connections among politics, economic growth and financial markets have been made very evident in the year since our last report to you. While markets ended the year higher, it was neither a smooth nor steady climb, as political uncertainty in the U.S. and overseas continued to generate headwinds in the face of an economic recovery that continues to progress more slowly than any of us would like.

After opening the year with signs that the recovery was gaining traction, growth slowed in the face of uncertainty related to the European sovereign debt crisis. Concerns about the future of the European Union and the euro currency dominated global financial news through the spring and finally ebbed in June after the Greece election showed that nation’s willingness to take on the austerity measures necessary to remain in the union.

Although market volatility continued after the Greek vote, the overall trend for equities was higher. That run, however, slowed as we moved into the fall when markets again encountered political uncertainty related to the U.S. election and positioning ahead of the fiscal cliff deliberations. Despite the volatility, the S&P 500 Index closed the year up 13.4% and up 16% (including reinvested dividends) on a total return basis.

Bond yields also reacted strongly to the uncertainty, with the yield on the 10-year Treasury falling below 1.5% in the late spring and trending lower throughout the summer. The 10-year ended the year at 1.78%, down 19 basis points from where it opened the year after being as low as 1.41%.

One of the key lessons from 2012: it is important to take a long view of the markets. Although we see indications that the economy will continue to recover, the political rhetoric seems to be growing only more heated in the U.S. We expect the environment to continue to be challenging, with slow economic growth, perhaps through the first half of the year. Thereafter, we may begin to see economic strengthening as the rhetoric subsides and government policy becomes better defined.

We will continue monitoring these and other economic developments in the months ahead.

Economic Snapshot

	12/31/12	12/31/11
S&P 500 Index	1,426.19	1,257.60
MSCI EAFE Index	1,604.00	1,412.55
10-Year Treasury Yield	1.78%	1.89%
U.S. unemployment rate	7.80%	8.50%
30-year fixed mortgage rate	3.40%	3.94%
Oil price per barrel	$91.82	$98.83

Sources: Bloomberg, U.S. Department of Labor, CME

All government statistics shown are subject to periodic revision. The S&P 500 Index is an unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies. MSCI EAFE Index is an unmanaged index comprised of securities that represent the securities markets in Europe, Australasia and the Far East. Annualized yield to maturity is the rate of return anticipated on a bond if it is held until the maturity date. It is not possible to invest directly in any of these indexes. Mortgage rates are from BankRate and reflect the overnight national average rate on a conventional 30-year fixed loan. Oil prices reflect the market price of West Texas intermediate grade crude.

As always, we thank you for your continued trust and partnership.

Respectfully,

Henry J. Herrmann, CFA

President

The opinions expressed in this letter are those of the President of the Ivy Funds Variable Insurance Portfolios and are current only through the end of the period of the report, as stated on the cover. The President’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

2012	ANNUAL REPORT	3

ILLUSTRATION OF PORTFOLIO EXPENSES

Ivy Funds VIP	(UNAUDITED)

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2012.

Actual Expenses

The first section in the following table provides information about actual investment values and actual expenses. You may use the information in this section, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical investment values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 to the Financial Statements for further information.

4	ANNUAL REPORT	2012

ILLUSTRATION OF PORTFOLIO EXPENSES

Ivy Funds VIP	(UNAUDITED)

	Actual(1)			Hypothetical(2)
Portfolio	Beginning Account Value 6-30-12	Ending Account Value 12-31-12	Expenses Paid During Period*	Beginning Account Value 6-30-12	Ending Account Value 12-31-12	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Pathfinder Aggressive	$1,000	$1,070.30	$0.41	$1,000	$1,024.85	$0.40	0.07%
Pathfinder Conservative	$1,000	$1,034.40	$0.31	$1,000	$1,024.91	$0.30	0.06%
Pathfinder Moderate	$1,000	$1,051.30	$0.21	$1,000	$1,025.04	$0.20	0.03%
Pathfinder Moderately Aggressive	$1,000	$1,060.10	$0.21	$1,000	$1,025.04	$0.20	0.03%
Pathfinder Moderately Conservative	$1,000	$1,043.40	$0.20	$1,000	$1,024.99	$0.20	0.04%
Asset Strategy	$1,000	$1,123.90	$5.31	$1,000	$1,020.18	$5.05	1.00%
Balanced	$1,000	$1,045.90	$5.22	$1,000	$1,020.15	$5.15	1.00%
Bond	$1,000	$1,028.20	$3.95	$1,000	$1,021.33	$3.94	0.77%
Core Equity	$1,000	$1,073.60	$4.98	$1,000	$1,020.40	$4.85	0.95%
Dividend Opportunities	$1,000	$1,050.50	$5.23	$1,000	$1,020.15	$5.15	1.00%
Energy	$1,000	$1,096.90	$6.61	$1,000	$1,018.88	$6.36	1.25%
Global Bond	$1,000	$1,033.80	$2.85	$1,000	$1,022.42	$2.83	0.55%
Global Natural Resources	$1,000	$1,104.70	$7.05	$1,000	$1,018.48	$6.76	1.33%
Growth	$1,000	$1,053.50	$4.93	$1,000	$1,020.37	$4.85	0.96%
High Income	$1,000	$1,082.40	$4.58	$1,000	$1,020.79	$4.45	0.88%
International Core Equity	$1,000	$1,118.90	$6.14	$1,000	$1,019.40	$5.86	1.15%
International Growth	$1,000	$1,117.10	$6.03	$1,000	$1,019.52	$5.76	1.13%
Limited-Term Bond	$1,000	$1,015.80	$4.13	$1,000	$1,021.11	$4.14	0.81%
Micro Cap Growth	$1,000	$1,000.80	$6.60	$1,000	$1,018.56	$6.66	1.32%
Mid Cap Growth	$1,000	$1,083.00	$6.04	$1,000	$1,019.45	$5.86	1.14%
Money Market	$1,000	$1,000.10	$1.50	$1,000	$1,023.69	$1.52	0.30%
Real Estate Securities	$1,000	$1,031.40	$6.60	$1,000	$1,018.74	$6.56	1.28%
Science and Technology	$1,000	$1,089.10	$5.95	$1,000	$1,019.48	$5.76	1.14%
Small Cap Growth	$1,000	$992.40	$5.68	$1,000	$1,019.52	$5.76	1.13%
Small Cap Value	$1,000	$1,117.00	$6.14	$1,000	$1,019.38	$5.86	1.16%
Value	$1,000	$1,097.20	$5.24	$1,000	$1,020.20	$5.05	0.99%
*	Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2012, and divided by 365.

(1)	This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)	This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The above illustrations are based on ongoing costs only.

2012	ANNUAL REPORT	5

MANAGEMENT DISCUSSION

Pathfinder Portfolios	(UNAUDITED)

Michael L. Avery

Below, Michael L. Avery, portfolio manager of each of the five Ivy Funds VIP Pathfinder Portfolios, discusses positioning, performance and results for the fiscal year ended December 31, 2012. Mr. Avery has managed each Pathfinder Portfolio since the inception in March 2008. He has 34 years of industry experience.

Performance Summary

As of December 31, 2012	One-year total returns
Ivy Funds VIP Pathfinder Aggressive	12.18%
Ivy Funds VIP Pathfinder Conservative	6.95%
Ivy Funds VIP Pathfinder Moderate	9.53%
Ivy Funds VIP Pathfinder Moderately Aggressive	10.82%
Ivy Funds VIP Pathfinder Moderately Conservative	8.41%

Benchmarks

S&P 500 Index	16.00%
(generally reflects the performance of large-and medium-sized U.S. stocks)
Barclays Capital U.S. Aggregate Bond Index	4.22%
(generally reflects the performance of most U.S.-traded investment grade bonds)
Citigroup Broad Investment Grade Index	4.23%
(generally reflects the performance of the bond market)
Barclays Capital U.S. Treasury Bills: 1-3 Month Index	0.08%
(generally reflects the performance of investment-grade Treasury bills, representing cash)
Citigroup Short-Term Index for 1-Month Certificates of Deposit	0.18%
(generally reflects cash)

Past performance is not performance guarantee of future results. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report.

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, each Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes. In March 2012, the Portfolio’s fixed-income benchmark was changed to the Barclays Capital U.S. Aggregate Bond Index and its cash benchmark was changed to the Barclays Capital U.S. Treasury Bills: 1-3 Month Index. We believe these new indexes are more representative of the types of fixed-income and short-term securities in which the Portfolio invests. For comparison purposes, the prior benchmarks — Citigroup Broad Based Investment Grade Index and Citigroup Short-Term Index for 1 Month Certificates of Deposit — are included in this report.

Uncertainty continues with slow global growth

Equities markets were volatile in the fiscal year ended December 31, 2012, as investors around the globe remained largely risk averse. Economic growth remained slow in key countries, although it improved somewhat as the year progressed. By year-end, U.S economic growth found some strength in consumer durables like housing and autos. Fiscal policy and election uncertainties weighed on corporate investment and hiring, and on equities markets. While the a compromise on income taxes helped the U.S. avoid the fiscal cliff of spending cuts and tax increases, the solutions to mandated budget cuts and the debt ceiling remain unclear. During the year, the Federal Reserve implemented “Quantitative Easing 3” to buy $40 billion per month of mortgage-backed bonds through at least mid-2015. Finally, some uncertainty was relieved with the re-election of U.S. President Barack Obama in November.

Elsewhere, most of Europe was in recession during the year as the region dealt with an ongoing sovereign debt and banking crisis. Leaders continued to propose new ways to address the problems, but a lasting solution was not forthcoming. At mid-year, the head of the European Central Bank (ECB) said the bank would do “whatever it takes” to defend the eurozone, easing fears of a breakup in the European Union. The ECB in September announced unlimited buying of bonds with maturities up to three years. China continued to show solid growth during the year across industries and sectors. It completed the selection of a new leader late in the year, who will become president in March 2013. There also were leadership changes in Japan, Greece, France, The Netherlands and South Korea. Given slow global growth, markets increasingly are alert to the monetary and fiscal policies of key economies worldwide, so we will be watching for the impact of these changes.

6	ANNUAL REPORT	2012

Equities stronger as interest rates stay low

The Pathfinder Portfolios navigated another challenging fiscal year, with uncertainty about government policies worldwide adding volatility to equities markets and historically low interest rates dominating fixed income. While many investors continued to shun the perceived risk of equities, those markets generally made steady gains during the year. The Pathfinder Portfolios delivered solid returns for the year.

We rebalanced the allocations for each Pathfinder Portfolio in January, late September and again in late December, based on our views of the appropriate mix at each of these periods. The change late in the year slightly increased exposure to underlying equities Portfolios and slightly reduced exposure to an underlying fixed-income Portfolio, across all the Pathfinder Portfolios. We took this action to reduce the risk from the potential for rising interest rates, and to increase exposure to investments outside of the developed markets. Growth generally is improving in the emerging markets and we believe this provides opportunities for investors. Several of the top-performing underlying portfolios during the period were focused on equities: Ivy Funds VIP Value, Ivy Funds VIP Small Cap Value, Ivy Funds VIP Real Estate Securities, Ivy Funds VIP International Growth, Ivy Funds VIP Mid Cap Growth and Ivy Funds VIP International Core Equity. These portfolios reflected the general strengthening of equities through the course of the year, including outside the U.S., and the economic improvement seen late in the year. In addition, strong security selection contributed to the relative performance for the year in the underlying domestic and international equities portfolios, versus their benchmarks. For example, this was noteworthy in selections in the energy and financials sectors in the Ivy Funds VIP Value portfolio; the materials, consumer discretionary, information technology and health care sectors in the Ivy Funds VIP Small Cap Value portfolio; and the consumer discretionary and consumer staples sectors in the Ivy Funds VIP Mid Cap Growth portfolio.

Improving economies boost outlook

We still believe equities are attractively priced relative to fixed income. However, we do expect periods of market volatility in the coming year, driven by macro events. We thus will remain alert to market developments and their impact on valuations as the year progresses. The U.S. avoided the fiscal cliff, but issues related to budget cuts and the debt ceiling still may affect investor confidence until there is clear direction. We think there are several areas of support for the U.S. economy. We think the housing recovery, lower energy prices, some improvement in U.S. manufacturing and continued aggressive monetary policy can provide economic support to offset the fiscal policy uncertainty. In our view, a growing labor force, support for productivity through new technology, growing access to low-cost energy and relatively good infrastructure with reasonable legal oversight are positive factors. We think they mean there can be more upside to future U.S. gross domestic product (GDP) growth than many now believe.

Despite the fiscal concerns in several countries around the world, we generally are positive about the path of economic growth overall for 2013. We expect inflation to be relatively contained in 2013, with an upward bias in some emerging markets. We continue to think there are many opportunities to invest in those countries that have growing middle-class populations and incomes. We estimate GDP growth in China will be above 7% in 2013 and think it may exceed 6% in India. We also expect a growth rate above 5% across the member countries of the Association of Southeast Asian Nations.

As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. These and other risks are more fully described in each Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any Ivy Funds VIP Pathfinder Portfolio.

2012	ANNUAL REPORT	7

PORTFOLIO HIGHLIGHTS

Pathfinder Portfolios	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Pathfinder Aggressive – Asset Allocation

Ivy Funds VIP International Growth	19.9%
Ivy Funds VIP Growth	19.8%
Ivy Funds VIP International Core Equity	14.9%
Ivy Funds VIP Mid Cap Growth	9.9%
Ivy Funds VIP Small Cap Growth	8.0%
Ivy Funds VIP Small Cap Value	7.9%
Ivy Funds VIP Dividend Opportunities	6.9%
Ivy Funds VIP Value	6.9%
Ivy Funds VIP Limited-Term Bond	5.0%
Cash and Cash Equivalents	0.8%

Pathfinder Conservative – Asset Allocation

Ivy Funds VIP Money Market	19.8%
Ivy Funds VIP Bond	19.8%
Ivy Funds VIP Dividend Opportunities	16.7%
Ivy Funds VIP Growth	11.8%
Ivy Funds VIP International Growth	9.9%
Ivy Funds VIP Small Cap Growth	6.0%
Ivy Funds VIP Limited-Term Bond	5.0%
Ivy Funds VIP International Core Equity	5.0%
Ivy Funds VIP Value	2.0%
Ivy Funds VIP Mid Cap Growth	2.0%
Ivy Funds VIP Small Cap Value	1.0%
Cash and Cash Equivalents	1.0%

Pathfinder Moderate – Asset Allocation

Ivy Funds VIP International Growth	15.0%
Ivy Funds VIP Growth	14.9%
Ivy Funds VIP Dividend Opportunities	14.8%
Ivy Funds VIP Money Market	10.0%
Ivy Funds VIP Bond	10.0%
Ivy Funds VIP International Core Equity	10.0%
Ivy Funds VIP Small Cap Growth	7.0%
Ivy Funds VIP Limited-Term Bond	5.0%
Ivy Funds VIP Value	4.9%
Ivy Funds VIP Small Cap Value	4.0%
Ivy Funds VIP Mid Cap Growth	4.0%
Cash and Cash Equivalents	0.4%

Pathfinder Moderately Aggressive – Asset Allocation

Ivy Funds VIP International Growth	18.0%
Ivy Funds VIP Growth	14.9%
Ivy Funds VIP Dividend Opportunities	14.9%
Ivy Funds VIP International Core Equity	12.0%
Ivy Funds VIP Small Cap Growth	8.1%
Ivy Funds VIP Small Cap Value	7.0%
Ivy Funds VIP Value	5.0%
Ivy Funds VIP Money Market	5.0%
Ivy Funds VIP Bond	5.0%
Ivy Funds VIP Limited-Term Bond	5.0%
Ivy Funds VIP Mid Cap Growth	5.0%
Cash and Cash Equivalents	0.1%

Pathfinder Moderately Conservative – Asset Allocation

Ivy Funds VIP Money Market	15.0%
Ivy Funds VIP Bond	15.0%
Ivy Funds VIP Dividend Opportunities	14.8%
Ivy Funds VIP Growth	13.9%
Ivy Funds VIP International Growth	13.0%
Ivy Funds VIP International Core Equity	7.0%
Ivy Funds VIP Small Cap Growth	6.0%
Ivy Funds VIP Limited-Term Bond	5.0%
Ivy Funds VIP Value	4.9%
Ivy Funds VIP Mid Cap Growth	4.0%
Ivy Funds VIP Small Cap Value	1.0%
Cash and Cash Equivalents	0.4%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

8	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Portfolios	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

2012	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Portfolios	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

10	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Pathfinder Portfolios	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the index (including income) are not available, investment in the index was effected as of February 29, 2008.

Average Annual Total Return(3)	Pathfinder Aggressive	Pathfinder Conservative	Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative
1-year period ended 12-31-12	12.18%	6.95%	9.53%	10.82%	8.41%
5-year period ended 12-31-12	—	—	—	—	—
10-year period ended 12-31-12	—	—	—	—	—
Since inception of Portfolio(4) through 12-31-12	3.25%	3.61%	3.22%	3.70%	3.75%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	3-4-08 for Pathfinder Aggressive, Pathfinder Moderate and Pathfinder Moderately Aggressive, 3-12-08 for Pathfinder Moderately Conservative and 3-13-08 for Pathfinder Conservative (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2012	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2012

Pathfinder Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Dividend Opportunities	656	$4,755
Ivy Funds VIP Growth	1,282	13,623
Ivy Funds VIP International Core Equity	641	10,293
Ivy Funds VIP International Growth	1,618	13,694
Ivy Funds VIP Limited-Term Bond	698	3,432
Ivy Funds VIP Mid Cap Growth	797	6,800
Ivy Funds VIP Small Cap Growth	574	5,511
Ivy Funds VIP Small Cap Value	340	5,449
Ivy Funds VIP Value	795	4,744

TOTAL AFFILIATED MUTUAL FUNDS – 99.2%		$68,301
(Cost: $68,557)

SHORT-TERM SECURITIES – 0.9%	Principal
Master Note
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (A)	$602	$602

(Cost: $602)

TOTAL INVESTMENT SECURITIES – 100.1%		$68,903
(Cost: $69,159)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)		(19)

NET ASSETS – 100.0%		$68,884

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$68,301	$—	$—
Short-Term Securities	—	602	—
Total	$68,301	$602	$—

Pathfinder Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Bond	3,608	$21,280
Ivy Funds VIP Dividend Opportunities	2,468	17,881
Ivy Funds VIP Growth	1,191	12,657
Ivy Funds VIP International Core Equity	331	5,312
Ivy Funds VIP International Growth	1,253	10,602
Ivy Funds VIP Limited-Term Bond	1,080	5,313
Ivy Funds VIP Mid Cap Growth	247	2,106
Ivy Funds VIP Money Market	21,232	21,232
Ivy Funds VIP Small Cap Growth	667	6,400
Ivy Funds VIP Small Cap Value	66	1,055
Ivy Funds VIP Value	352	2,099

TOTAL AFFILIATED MUTUAL FUNDS – 99.0%		$105,937
(Cost: $102,749)

SHORT-TERM SECURITIES – 0.8%	Principal
Master Note
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (A)	$855	$855

(Cost: $855)

TOTAL INVESTMENT SECURITIES – 99.8%		$106,792
(Cost: $103,604)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		221

NET ASSETS – 100.0%		$107,013

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$105,937	$—	$—
Short-Term Securities	—	855	—
Total	$105,937	$855	$—

Pathfinder Moderate

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Bond	12,436	$73,355
Ivy Funds VIP Dividend Opportunities	15,014	108,769
Ivy Funds VIP Growth	10,264	109,072
Ivy Funds VIP International Core Equity	4,558	73,249
Ivy Funds VIP International Growth	12,953	109,633
Ivy Funds VIP Limited-Term Bond	7,447	36,631
Ivy Funds VIP Mid Cap Growth	3,401	29,037
Ivy Funds VIP Money Market	73,187	73,187
Ivy Funds VIP Small Cap Growth	5,364	51,473
Ivy Funds VIP Small Cap Value	1,813	29,085
Ivy Funds VIP Value	6,058	36,175

TOTAL AFFILIATED MUTUAL FUNDS – 99.6%		$729,666
(Cost: $693,486)

SHORT-TERM SECURITIES – 0.1%	Principal
Master Note
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (A)	$948	$948

(Cost: $948)

TOTAL INVESTMENT SECURITIES – 99.7%		$730,614
(Cost: $694,434)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		1,892

NET ASSETS – 100.0%		$732,506

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$729,666	$—	$—
Short-Term Securities	—	948	—
Total	$729,666	$948	$—

See Accompanying Notes to Financial Statements.

12	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Pathfinder Portfolios (in thousands)	DECEMBER 31, 2012

Pathfinder Moderately Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Bond	7,439	$43,882
Ivy Funds VIP Dividend Opportunities	17,962	130,129
Ivy Funds VIP Growth	12,280	130,491
Ivy Funds VIP International Core Equity	6,544	105,163
Ivy Funds VIP International Growth	18,597	157,399
Ivy Funds VIP Limited-Term Bond	8,909	43,826
Ivy Funds VIP Mid Cap Growth	5,086	43,424
Ivy Funds VIP Money Market	43,781	43,781
Ivy Funds VIP Small Cap Growth	7,334	70,379
Ivy Funds VIP Small Cap Value	3,796	60,893
Ivy Funds VIP Value	7,248	43,279

TOTAL AFFILIATED MUTUAL FUNDS – 99.9%		$872,646
(Cost: $834,912)

SHORT-TERM SECURITIES – 0.0%	Principal
Master Note
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (A)	$199	$199

(Cost: $199)

TOTAL INVESTMENT SECURITIES – 99.9%		$872,845
(Cost: $835,111)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		467

NET ASSETS – 100.0%		$873,312

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$872,646	$—	$—
Short-Term Securities	—	199	—
Total	$872,646	$199	$—

Pathfinder Moderately Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Ivy Funds VIP Bond	6,122	$36,111
Ivy Funds VIP Dividend Opportunities	4,927	35,693
Ivy Funds VIP Growth	3,144	33,406
Ivy Funds VIP International Core Equity	1,047	16,826
Ivy Funds VIP International Growth	3,684	31,181
Ivy Funds VIP Limited-Term Bond	2,444	12,021
Ivy Funds VIP Mid Cap Growth	1,116	9,529
Ivy Funds VIP Money Market	36,026	36,026
Ivy Funds VIP Small Cap Growth	1,509	14,478
Ivy Funds VIP Small Cap Value	149	2,386
Ivy Funds VIP Value	1,988	11,871

TOTAL AFFILIATED MUTUAL FUNDS – 99.6%		$239,528
(Cost: $229,937)

SHORT-TERM SECURITIES – 0.3%	Principal
Master Note
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (A)	$701	$701

(Cost: $701)

TOTAL INVESTMENT SECURITIES – 99.9%		$240,229
(Cost: $230,638)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		205

NET ASSETS – 100.0%		$240,434

Notes to Schedule of Investments

(A)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$239,528	$—	$—
Short-Term Securities	—	701	—
Total	$239,528	$701	$—

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	13

MANAGEMENT DISCUSSION

Asset Strategy	(UNAUDITED)

Michael L. Avery

Ryan F. Caldwell

Below, Michael L. Avery and Ryan F. Caldwell, portfolio managers of Ivy Funds VIP Asset Strategy, discuss positioning, performance and results for the fiscal year ended December 31, 2012. Mr. Avery has managed the Portfolio for 16 years and has 34 years of industry experience. Mr. Caldwell has managed the Portfolio for six years and has 15 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Asset Strategy	19.18%
Benchmark(s) and/or Lipper Category
S&P 500 Index	16.00%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Barclays Capital U.S. Aggregate Bond Index	4.22%
(generally reflects the performance of most U.S.-traded investment grade bonds)
Citigroup Broad Investment Grade Index	4.23%
(generally reflects the performance of the bond market)
Barclays Capital U.S. Treasury Bills: 1-3 Month Index	0.08%
(generally reflects the performance of investment-grade Treasury bills, representing cash)
Citigroup Short-Term Index for 1 Month Certificates of Deposit	0.18%
(generally reflects cash)
Lipper Variable Annuity Global Flexible Portfolio Funds Universe Average	10.19%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that the Portfolio returns include applicable investment fees and expense, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are shown because the Portfolio invests in multiple asset classes. In March 2012, the Portfolio’s fixed-income benchmark was changed to the Barclays Capital U.S. Aggregate Bond Index and its cash benchmark was changed to the Barclays Capital U.S. Treasury Bills: 1-3 Month Index. We believe these new indexes are more representative of the types of fixed-income and short-term securities in which the Portfolio invests. For comparison purposes, the prior benchmarks — Citigroup Broad Investment Grade Index and Citigroup Short-Term Index for 1 Month Certificates of Deposit — are included in this report.

Uncertainty continues with slow global growth

Equity markets were volatile in the fiscal year ended December 31, 2012, as investors around the globe remained largely risk averse. Economic growth remained slow in key countries, although it improved somewhat as the year progressed. By year-end, U.S. economic growth found some strength in consumer durables like housing and autos. Fiscal policy and election uncertainties weighed on corporate investment and hiring, and on equity markets. While a compromise on income taxes helped the U.S. avoid the fiscal cliff of spending cuts and tax increases, the solutions to mandated budget cuts and the debt ceiling remain unclear. During the year, the Federal Reserve implemented “Quantitative Easing 3” to buy $40 billion per month of mortgage-backed bonds through at least mid-2015. Finally, some uncertainty was relieved with the re-election of U.S. President Barack Obama in November.

Elsewhere, most of Europe was in recession during the year as the region dealt with an ongoing sovereign debt and banking crisis. Leaders continued to propose new ways to address the problems, but a lasting solution was not forthcoming. At mid-year, the head of the European Central Bank (ECB) said the bank would do “whatever it takes” to defend the eurozone, easing fears of a breakup in the European Union. The ECB in September announced unlimited buying of bonds with maturities up to three years. China continued to show solid growth during the year across industries and sectors. It completed the selection of a new leader late in the year, who will become president in March 2013. There also were leadership changes in Japan, Greece, France, the Netherlands and South Korea. Given slow global growth, markets increasingly are alert to the monetary and fiscal policies of key economies worldwide, so we will be watching for the impact of these changes.

Emphasis on equities delivers strong year

The Portfolio reported strong performance for the fiscal year, slightly exceeding the return of the S&P 500 Index. Entering the year, the Portfolio maintained a heavy allocation to equities and that continued throughout the period, running at more than 80% of holdings. We think equities were more attractive relative to other asset classes from a valuation standpoint, including historically expensive investment-grade fixed income and sovereign debt issues. This heavy positioning in equities combined with solid security selection contributed to the strong performance during the fiscal year. Although we do not target sector weightings in the Portfolio, our investment process led to a substantial overweight during the year in consumer discretionary stocks, compared with the benchmark. That overweight, plus positive security selection in the sector, contributed to returns. The Portfolio continued to focus on businesses benefiting from consumption by the expanding middle-class populations across the emerging markets, especially in the Asia-Pacific region. Several such companies were key contributors to performance during the period, including auto manufacturers such as Volkswagen AG and Bayerische Motoren Werke AG (BMW); luxury goods makers such as Compagnie Financiere Richemont S.A.; and

14	ANNUAL REPORT	2012

gaming operators such as Sands China Ltd. and Wynn Resorts, Limited. In terms of relative performance, the information technology sector overall was not a contributor during the period but selected holdings did provide a positive impact. Those included Apple Inc., ASML Holding N.V. and Tencent Holdings Limited. Information technology holdings in Baidu.com, Inc., and Intel Corporation detracted from performance. Holdings in the financials and telecommunications services sectors also were detractors. At year-end, seven of the Portfolio’s top 10 holdings were among the greatest positive contributors to performance – an indication of our conviction in security selections that develop through our disciplined team process.

The Portfolio maintained a 10-15% weight in gold bullion throughout the year and it contributed to overall performance for the period. At various times during the year, we applied a small amount of equity hedging to the portfolio, primarily in the form of put spreads. That hedging detracted from Portfolio performance. The use of equity derivatives was a minor portion of the overall Portfolio during the final quarter of the year.

Improving economies boost outlook

We still believe equities are attractively priced relative to fixed income. However, we do expect periods of market volatility in the coming year, driven by macro events. We thus will remain alert to market developments and their impact on valuations as the year progresses. The U.S. avoided the fiscal cliff, but issues related to budget cuts and the debt ceiling still may affect investor confidence until there is clear direction. We think there are several areas of support for the U.S. economy. We think the housing recovery, lower energy prices, some improvement in U.S. manufacturing and continued aggressive monetary policy can provide economic support to offset the fiscal policy uncertainty. In our view, a growing labor force, support for productivity through new technology, growing access to low-cost energy and relatively good infrastructure with reasonable legal oversight are positive factors. We think they mean there can be more upside to future U.S. gross domestic product (GDP) growth than many now believe.

Despite the fiscal concerns in several countries around the world, we generally are positive about the path of economic growth overall for 2013. We expect inflation to be relatively contained in 2013, with an upward bias in some emerging markets. We continue to think there are many opportunities to invest in those countries that have growing middle-class populations and incomes. We estimate GDP growth in China will be above 7% in 2013 and think it may exceed 6% in India. We also expect a growth rate above 5% across the member countries of the Association of Southeast Asian Nations.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

The Portfolio may allocate from 0 to 100 percent of its assets between stocks, bonds and short-term instruments of issuers around the globe, as well as investments in precious metals and investments with exposure to various foreign securities. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Fixed income securities are subject to interest rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. Investing in high-income securities may carry a greater risk of nonpayment of interest or principal than higher-rated bonds.

The Portfolio may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility. The Portfolio may seek to hedge market risk on various securities, increase exposure to various markets, manage exposure to various foreign currencies, precious metals and various markets, and seek to hedge certain event risks on positions held by the Portfolio. Such hedging involves additional risks, as the fluctuations in the values of the derivatives may not correlate perfectly with the overall securities markets or with the underlying asset from which the derivative’s value is derived.

Investing in commodities is generally considered speculative because of the significant potential for investment loss due to cyclical economic conditions, sudden political events, and adverse international monetary policies. Markets for commodities are likely to be volatile and the Portfolio may pay more to store and accurately value its commodity holdings than it does with the Portfolio’s other holdings. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Asset Strategy.

2012	ANNUAL REPORT	15

PORTFOLIO HIGHLIGHTS

Asset Strategy	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	82.3%
Consumer Discretionary	38.1%
Information Technology	13.8%
Financials	10.6%
Energy	9.3%
Health Care	5.5%
Industrials	3.0%
Consumer Staples	1.9%
Materials	0.1%
Bullion (Gold)	9.7%
Purchased Options	0.4%
Bonds	6.1%
Corporate Debt Securities	4.1%
Senior Loans	2.0%
United States Government and Government Agency Obligations	0.0%
Cash and Cash Equivalents	1.5%

Country Weightings

North America	40.8%
United States	40.8%
Other North America	0.0%
Europe	25.8%
United Kingdom	9.9%
Germany	7.4%
Other Europe	8.5%
Pacific Basin	21.7%
China	12.0%
Hong Kong	7.3%
Other Pacific Basin	2.4%
Bullion (Gold)	9.7%
South America	0.1%
Cash and Cash Equivalents and Options	1.9%

Top 10 Equity Holdings

Company	Country	Sector
Sands China Ltd.	China	Consumer Discretionary
Wynn Resorts, Limited	United States	Consumer Discretionary
Volkswagen AG	Germany	Consumer Discretionary
Galaxy Entertainment Group Limited, ADR	Hong Kong	Consumer Discretionary
AIA Group Limited	Hong Kong	Financials
Delta Topco Limited	United Kingdom	Consumer Discretionary
ConocoPhillips	United States	Energy
Bayerische Motoren Werke AG	Germany	Consumer Discretionary
Apple Inc.	United States	Information Technology
CBS Corporation, Class B	United States	Consumer Discretionary

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

16	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Asset Strategy	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	19.18%
5-year period ended 12-31-12	2.20%
10-year period ended 12-31-12	11.73%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2012	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Apparel, Accessories & Luxury Goods – 3.4%
Compagnie Financiere Richemont S.A. (A)(B)(C)	308	$24,199
Prada S.p.A. (A)(B)	2,178	21,161

		45,360

Application Software – 1.1%
Intuit Inc.	246	14,631

Asset Management & Custody Banks – 3.4%
Apollo Global Management, LLC	621	10,782
Blackstone Group L.P. (The)	907	14,137
Carlyle Group L.P. (The) (A)	440	11,464
KKR & Co. L.P.	608	9,264

		45,647

Automobile Manufacturers – 5.0%
Bayerische Motoren Werke AG (B)	358	34,808
Hyundai Motor Company (A)(B)	158	32,509

		67,317

Broadcasting – 2.4%
CBS Corporation, Class B (C)	861	32,761

Casinos & Gaming – 14.9%
Galaxy Entertainment Group Limited, ADR (A)(B)	12,503	50,134
Sands China Ltd. (B)	15,972	71,407
Wynn Macau, Limited (A)(B)	3,518	9,687
Wynn Resorts, Limited (C)	606	68,158

		199,386

Computer Hardware – 2.5%
Apple Inc. (A)(D)	62	33,101

Construction & Farm Machinery & Heavy Trucks – 3.0%
Caterpillar Inc. (C)	228	20,415
Cummins Inc. (C)	183	19,828

		40,243

Diversified Banks – 2.4%
China Minsheng Banking Corp., Ltd., H Shares (A)(B)	16,101	18,913
Wells Fargo & Company	407	13,898

		32,811

Fertilizers & Agricultural Chemicals – 0.1%
Mosaic Company (A)	24	1,353

COMMON STOCKS (Continued)	Shares	Value
Hotels, Resorts & Cruise Lines – 1.5%
Starwood Hotels & Resorts Worldwide, Inc. (C)	346	$19,841

Integrated Oil & Gas – 4.7%
Exxon Mobil Corporation	109	9,434
Occidental Petroleum Corporation (C)	202	15,490
Royal Dutch Shell plc, Class A (B)	400	13,751
StatoilHydro ASA (B)	497	12,517
Total S.A. (B)	256	13,294

		64,486

Internet Retail – 0.4%
Amazon.com, Inc. (A)	23	5,776

Internet Software & Services – 5.9%
Baidu.com, Inc., ADR (A)	303	30,385
Google Inc., Class A (A)	31	21,920
Tencent Holdings Limited (B)	806	26,444

		78,749

IT Consulting & Other Services – 1.8%
Cognizant Technology Solutions Corporation, Class A (A)(C)	321	23,773

Life & Health Insurance – 3.8%
AIA Group Limited (A)(B)	12,108	48,025
Ping An Insurance (Group) Company of China, Ltd., A Shares (B)	351	2,566

		50,591

Managed Health Care – 0.2%
UnitedHealth Group Incorporated	60	3,260

Movies & Entertainment – 5.7%
Delta Topco Limited (A)(E)	56,728	44,321
Legend Pictures LLC, Ltd. (A)(E)(F)	10	18,161
News Corporation Limited, Class A (A)	531	13,559

		76,041

Multi-Line Insurance – 1.0%
American International Group, Inc. (A)	394	13,912

Oil & Gas Drilling – 0.0%
Seadrill Limited (B)	10	352

Oil & Gas Exploration & Production – 3.0%
ConocoPhillips (C)	685	39,729

Oil & Gas Refining & Marketing – 1.6%
Phillips 66 (C)	395	20,980

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals – 5.3%
GlaxoSmithKline plc (B)	795	$17,300
Pfizer Inc.	1,240	31,092
Sanofi-Aventis (B)	231	21,906

		70,298

Semiconductor Equipment – 1.6%
ASML Holding N.V., Ordinary Shares (B)	340	21,832

Semiconductors – 0.9%
Intel Corporation	606	12,508

Tobacco – 1.9%
Philip Morris International Inc.	312	26,096

TOTAL COMMON STOCKS – 77.5%		$1,040,834
(Cost: $799,265)

PREFERRED STOCKS
Automobile Manufacturers – 4.8%
Volkswagen AG, 2.260% (A)(B)(C)	279	64,020

TOTAL PREFERRED STOCKS – 4.8%		$64,020
(Cost: $30,318)

PURCHASED OPTIONS	Number of Contracts (Unrounded)
American International Group, Inc.:
Call $39.00, Expires 1-19-13, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	1,462	10
Call $37.00, Expires 1-22-13, OTC (Ctrpty: Barclays Bank plc)	277	8
Apple Inc.:
Call $560.00, Expires 1-19-13	61	44
Call $525.00, Expires 3-16-13	63	239

18	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands) DECEMBER 31, 2012

PURCHASED OPTIONS (Continued)	Number of Contracts (Unrounded)	Value
Bank of America Corporation:
Call $10.00, Expires 2-16-13	717	$126
Call $11.00, Expires 2-19-13, OTC (Ctrpty: UBS AG)	5,400	535
Caterpillar Inc.,
Call $97.50, Expires 1-19-13, OTC (Ctrpty: Deutsche Bank AG)	202	2
CBS Corporation, Class B,
Call $35.00, Expires 1-22-13, OTC (Ctrpty: Barclays Bank plc)	814	265
Compagnie Financiere Richemont S.A.,
Call CHF66.00, Expires 1-22-13, OTC (Ctrpty: Barclays Bank plc)(G)	122	80
Freeport-McMoRan Copper & Gold Inc., Class B,
Call $35.00, Expires 2-16-13, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	408	43
Goldman Sachs Group, Inc. (The):
Call $130.00, Expires 1-22-13, OTC (Ctrpty: Morgan Stanley & Co., Inc.)	109	31
Call $135.00, Expires 1-22-13, OTC (Ctrpty: Barclays Bank plc)	430	54
Google Inc., Class A,
Call $800.00, Expires 1-22-13, OTC (Ctrpty: Barclays Bank plc)	45	2
Home Depot, Inc. (The),
Call $65.00, Expires 1-22-13, OTC (Ctrpty: UBS AG)	215	5
International Business Machines Corporation,
Call $215.00, Expires 1-22-13, OTC (Ctrpty: Barclays Bank plc)	223	1
JPMorgan Chase & Co.:
Call $44.00, Expires 1-22-13, OTC (Ctrpty: Goldman Sachs International)	234	26
Call $45.00, Expires 1-22-13, OTC (Ctrpty: Barclays Bank plc)	122	8
Call $45.00, Expires 1-22-13, OTC (Ctrpty: Citibank N.A.)	1,095	76

PURCHASED OPTIONS (Continued)	Number of Contracts (Unrounded)	Value
Nikkei 225 Index,
Call JPY10,000.00, Expires 4-12-13, OTC (Ctrpty: Citibank N.A.)(G)	286	$2,462
Oracle Corporation,
Call $35.00, Expires 1-22-13, OTC (Ctrpty: JPMorgan Chase Bank N.A.)	1,376	14
Phillips 66,
Call $47.00, Expires 1-22-13, OTC (Ctrpty: Citibank N.A.)	407	252
QUALCOMM Incorporated:
Call $67.50, Expires 1-22-13, OTC (Ctrpty: Deutsche Bank AG)	495	5
Call $70.00, Expires 1-22-13, OTC (Ctrpty: Deutsche Bank AG)	234	1
Union Pacific Corporation:
Call $130.00, Expires 1-22-13, OTC (Ctrpty: UBS AG)	110	8
Call $135.00, Expires 1-22-13, OTC (Ctrpty: UBS AG)	257	2
Volkswagen AG,
Call EUR155.00, Expires 1-22-13, OTC (Ctrpty: Goldman Sachs International) (G)	325	833
Wells Fargo & Company:
Call $37.00, Expires 1-19-13	377	2
Call $39.00, Expires 1-22-13	146	—*
Call $39.00, Expires 1-22-13, OTC (Ctrpty: Deutsche Bank AG)	1,258	1
Wynn Resorts, Limited,
Call $115.00, Expires 1-19-13, OTC (Ctrpty: Deutsche Bank AG)	285	51

TOTAL PURCHASED OPTIONS – 0.4%		$5,186
(Cost: $3,082)

CORPORATE DEBT SECURITIES	Principal	Value
Automobile Manufacturers – 0.1%
Toyota Motor Credit Corporation, 3.660%, 1-18-15 (H)	$1,050	$1,060

Food Distributors – 0.3%
U.S. Foodservice, Inc., 8.500%, 6-30-19 (I)	4,063	4,144

Homebuilding – 0.0%
Desarrolladora Homex, S.A. de C.V., 7.500%, 9-28-15	327	331

Independent Power Producers & Energy Traders – 0.1%
CESP – Companhia Energetica de Sao Paulo, 9.750%, 1-15-15 (G)(I)	BRL1,550	1,108

Movies & Entertainment – 3.6%
Circuit of the Americas LLC, Series A, 16.000%, 7-31-18	$2,500	2,500
Circuit of the Americas LLC, Series B, 16.000%, 7-31-18 (J)	2,538	2,538
Delta Topco Limited, 10.000%, 11-24-60 (E)(J)	43,617	43,617

		48,655

TOTAL CORPORATE DEBT SECURITIES – 4.1%		$55,298
(Cost: $55,407)

SENIOR LOANS
Food Distributors – 0.0%
U.S. Foodservice, Inc., 5.750%, 5-11-17 (H)	500	500

Movies & Entertainment – 2.0%
Circuit of the Americas LLC, 6.000%, 6-30-17 (H)	750	750
Formula One Holdings Ltd. and Alpha Topco Limited: 6.000%, 4-27-19 (H)	14,882	15,081
9.250%, 10-16-19 (H)	10,400	10,595

		26,426

TOTAL SENIOR LOANS – 2.0%		$26,926
(Cost: $26,105)

2012	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2012

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Mortgage-Backed Obligations – 0.0%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.500%, 9-15-17 (K)	$777	$38
5.000%, 11-15-17 (K)	39	1
5.000%, 4-15-19 (K)	135	3
5.500%, 3-15-23 (K)	178	18
5.000%, 8-15-23 (K)	38	1
5.500%, 10-15-25 (K)	514	65
6.000%, 11-15-35 (K)	322	52
Federal National Mortgage Association Agency REMIC/CMO: 5.500%, 6-25-23 (K)	242	29
5.000%, 8-25-23 (K)	44	—	*
5.000%, 11-25-23 (K)	113	4
5.500%, 8-25-33 (K)	380	44
5.500%, 4-25-34 (K)	640	74
5.500%, 11-25-36 (K)	869	109

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations Continued)
Government National Mortgage Association Agency REMIC/CMO:
5.000%, 6-20-31 (K)	$73	$—	*
5.500%, 3-20-32 (K)	221	15
5.000%, 7-20-33 (K)	105	5
5.500%, 11-20-33 (K)	489	29
5.500%, 6-20-35 (K)	458	66
5.500%, 7-20-35 (K)	290	37
5.500%, 10-16-35 (K)	224	35

		625

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.0%		$625
(Cost: $2,010)

BULLION – 9.7%	Troy Ounces
Gold	78	$131,121

(Cost: $83,977)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 1.0%
Bank of Nova Scotia: 0.020%, 1-2-13 (L)	$5,000	$5,000
0.110%, 1-14-13 (L)	5,400	5,400
Bemis Company, Inc., 0.310%, 1-22-13 (L)	4,000	3,999

		14,399

Master Note – 0.2%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (M)	2,052	2,052

TOTAL SHORT-TERM SECURITIES – 1.2%		$16,451
(Cost: $16,451)

TOTAL INVESTMENT SECURITIES – 99.7%		$1,340,461
(Cost: $1,016,615)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		4,685

NET ASSETS – 100.0%		$1,345,146

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	All or a portion of the security position is held in collateralized accounts for OTC derivatives collateral as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(D)	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(E)	Restricted securities. At December 31, 2012, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Delta Topco Limited	1–23–12 to 5–1–12	56,728	$38,355	$44,321
Legend Pictures LLC, Ltd.	12–18–12	10	18,161	18,161

		Principal
Delta Topco Limited, 10.000%, 11-24-60	1–23–12 to 6–18–12	$43,617	44,148	43,617

			$100,664	$106,099

The total value of these securities represented 7.9% of net assets at December 31, 2012.

(F)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Portfolio.

(G)	Principal amount and exercise prices are denominated in the indicated foreign currency, where applicable (BRL – Brazilian Real, CHF – Swiss Franc, EUR – Euro and JPY – Japanese Yen).

(H)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.

(I)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the total value of these securities amounted to $5,252 or 0.4% of net assets.

(J)	Payment-in-kind bonds.

20	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2012

(K)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(L)	Rate shown is the yield to maturity at December 31, 2012.

(M)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at December 31, 2012:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Morgan Stanley International	14,300	1–14–13	$—	$384
Sell	Euro	Deutsche Bank AG	7,900	1–14–13	—	203
Sell	Euro	Goldman Sachs International	30,000	1–14–13	—	776

					$—	$1,363

The following written options were outstanding at December 31, 2012 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price		Premium Received	Market Value
American International Group, Inc.	Morgan Stanley & Co., Inc.	Put	1,462	January 2013		$32.00	$114	$(21)
Apple Inc.	N/A	Call	122	January 2013		595.00	146	(24)
	N/A	Put	63	March 2013		460.00	131	(64)
	N/A	Call	63	March 2013		595.00	80	(80)
Bank of America Corporation	UBS AG	Put	5,400	February 2013		8.00	130	(14)
	N/A	Put	717	February 2013		8.00	27	(2)
Caterpillar Inc.	Deutsche Bank AG	Put	202	January 2013		80.00	57	(5)
CBS Corporation, Class B	Barclays Bank plc	Call	1,628	January 2013		37.00	65	(256)
Compagnie Financiere Richemont S.A.	Barclays Bank plc	Call	122	January 2013	CHF	68.00	25	(56)
	Barclays Bank plc	Call	122	January 2013		70.00	16	(35)
Freeport-McMoRan Copper & Gold Inc., Class B	Morgan Stanley & Co., Inc.	Put	408	February 2013		$30.00	40	(17)
	Morgan Stanley & Co., Inc.	Call	408	February 2013		40.00	8	(4)
Goldman Sachs Group, Inc. (The)	Morgan Stanley & Co., Inc.	Put	109	January 2013		105.00	31	(3)
	Barclays Bank plc	Put	430	January 2013		110.00	138	(19)
Home Depot, Inc. (The)	UBS AG	Put	215	January 2013		55.00	26	(2)
Intel Corporation	N/A	Put	1,942	January 2013		21.00	299	(140)
International Business Machines Corporation	Barclays Bank plc	Put	223	January 2013		185.00	68	(24)
JPMorgan Chase & Co.	Citibank N.A.	Put	1,095	January 2013		37.00	121	(14)
	Barclays Bank plc	Put	122	January 2013		37.00	9	(2)
Microsoft Corporation	N/A	Put	1,457	January 2013		28.00	176	(204)
Oracle Corporation	JPMorgan Chase Bank N.A.	Put	1,376	January 2013		29.00	109	(3)
Phillips 66	Citibank N.A.	Call	814	January 2013		50.00	99	(293)
QUALCOMM Incorporated	Deutsche Bank AG	Put	495	January 2013		57.50	99	(17)
	Deutsche Bank AG	Put	234	January 2013		60.00	45	(18)
Union Pacific Corporation	UBS AG	Put	367	January 2013		110.00	97	(6)
Volkswagen AG	Goldman Sachs International	Call	650	January 2013	EUR	165.00	239	(867)
Wells Fargo & Company	N/A	Put	377	January 2013		$32.00	29	(9)
	Deutsche Bank AG	Put	1,258	January 2013		33.00	95	(51)
	N/A	Put	146	January 2013		33.00	10	(6)
Wynn Resorts, Limited	Deutsche Bank AG	Call	570	January 2013		120.00	49	(31)

							$2,578	$(2,287)

2012	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2012

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$537,547	$440,805	$62,482
Preferred Stocks	—	64,020	—
Purchased Options	411	4,775	—
Corporate Debt Securities	—	6,643	48,655
Senior Loans	—	15,581	11,345
United States Government Agency Obligations	—	625	—
Bullion	131,121	—	—
Short-Term Securities	—	16,451	—
Total	$669,079	$548,900	$122,482
Liabilities
Forward Foreign Currency Contracts	$—	$1,363	$—
Written Options	$529	$1,758	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Debt Securities	Senior Loans

Beginning Balance 1-1-12	$—	$—	$—
Net realized gain (loss)	—	(144)	—
Net change in unrealized appreciation (depreciation)	5,966	(531)	351
Purchases	56,516	87,939	10,994
Sales	—	(38,609)	—
Transfers into Level 3 during the period	—	—	—
Transfers out of Level 3 during the period	—	—	—
Ending Balance 12-31-12	$62,482	$48,655	$11,345
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-12	$5,966	$(531)	$351

Quantitative Information about Level 3 fair value measurements:

	Fair Value at 12-31-12	Valuation Technique(s)		Unobservable Input(s)
Assets
Common Stocks	$18,161	Purchase price		Purchase price
	44,321	See below	(1)
Corporate Debt Securities	5,038	Broker quote		Broker quote
	43,617	See below	(1)
Senior Loans	11,345	Third-party vendor pricing service		Vendor quotes

(1)At December 31, 2012, Asset Strategy Portfolio held (minority stake) investments in private-placement common stock and related corporate debt securities. Because of the unique nature of these securities, the Portfolio determined the enterprise value after considering the results of multiple valuation methodologies, including both a comparison to market comparable companies and a discounted cash flow model. The total enterprise value was then allocated to the common stock and corporate debt securities held by the Portfolio.

Under the market comparable companies’ model, the most significant input was the price-earnings ratio, for which a range of 19 to 22 was considered to be the range that market participants would take into account when pricing the issuer.

Using a discounted cash flows model, the most significant inputs (and related range of assumptions anticipated to be used by market participants) were the long-term growth rate (1.5% – 3.5%), the weighted average cost of capital (8.0% – 9.0%), the anticipated future tax rate (4.6% – 23%), and the future gross profit percentage (2.5% – 11.4%).

The Portfolio also applied an illiquidity discount of 5-10% for purposes of this valuation.

Significant changes in any of these inputs would result in a significantly lower or higher fair value measurement.

22	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Asset Strategy (in thousands)	DECEMBER 31, 2012

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

OTC = Over the Counter

REMIC = Real Estate Mortgage Investment Conduit

Country Diversification

(as a % of net assets)
United States	40.8%
China	12.0%
United Kingdom	9.9%
Germany	7.4%
Hong Kong	7.3%
France	2.6%
South Korea	2.4%
Switzerland	1.8%
Italy	1.6%
Netherlands	1.6%
Other Countries	1.0%
Other+	11.6%

+Includes gold bullion, options, cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	23

MANAGEMENT DISCUSSION

Balanced	(UNAUDITED)

Cynthia P. Prince-Fox

Below, Cynthia P. Prince-Fox, portfolio manager of Ivy Funds VIP Balanced, discusses positioning, performance and results for the fiscal year ended December 31, 2012. She has managed the Portfolio since 1994 and has 29 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Balanced	11.75%
Benchmark(s) and/or Lipper Category
S&P 500 Index	16.00%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Citigroup Treasury/Government Sponsored/Credit Index	4.95%
(generally reflects the performance of securities in the bond market)
Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average	13.47%
(generally reflects the performance of the universe of funds with similar investment objectives)
Barclays U.S. Government/Credit Index	4.82%
(generally reflects the performance of securities in the bond market)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios. Multiple indexes are presented because the Portfolio invests in multiple assets classes.

Please note that in March 2012, the Portfolio’s fixed-income benchmark was changed to the Barclays Capital U.S. Government/Credit Index. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Portfolio ordinarily invests at least 25 percent of its total assets in fixed-income securities. The majority of the Portfolio’s debt securities are either U.S. government securities or investment-grade corporate bonds. We believe this new index is more representative of the types of fixed-income of securities in which the Portfolio invests. For comparison purposes, both the Barclays Capital U.S. Government/Credit Index and the Citigroup Treasury/Government Sponsored/Credit Index are included in this report.

Key drivers

Underperformance of the Portfolio relative to the S&P 500 benchmark was due primarily to stocks outperforming bonds. The Portfolio ordinarily invests at least 25% of its assets in fixed-income securities. During the period, the bond portfolio acted as a drag on the performance relative to the S&P 500 Index, which contains all equities. The Portfolio’s relative underperformance to the Lipper Variable Annuity Mixed-Asset Target Allocation Growth Funds Universe Average benchmark is due primarily to two factors.

First, the bonds contained in our Portfolio were short relative to the Barclays U.S. Government/Credit Index. Second, other portfolios in the Lipper benchmark can own up to 85% of their assets in bonds. We ordinarily limit our Portfolio to 75% in equities, as stated in the prospectus.

In addition, the Lipper group has no limits on the quality of bonds that can be owned. In other words, portfolios in the Lipper benchmark can own 100% of the bond portion in high-yield bonds and over the past year, high-yield bonds outperformed investment grade bonds.

The Portfolio’s relative performance to its Lipper category was influenced by a number of factors. First, stock selection within equities portion of the Portfolio drove the majority of the outperformance relative to the S&P 500 Index. The main drivers in stock selection came from the consumer staples and energy sectors. Securities within consumer staples represented four of the top 10 overall contributors. While overall security selection was a significant positive, the Portfolio also had a slight positive from sector selection. From an asset allocation standpoint, both asset classes contributed positively, however the fixed-income portion of the Portfolio lagged its relative benchmark. The fixed-income portfolio was relatively short duration when compared to its benchmark based on our belief that interest rates were not headed meaningfully lower. Additionally, the majority of the Portfolio’s corporate bond holdings have high credit ratings, which generally underperformed lower-rated securities.

Through most of the year, the Portfolio took a U.S.-centric approach to security selection. In other words, we looked to reduce holdings where demand outside the U.S. looked to be more challenged versus the U.S. The Portfolio was overweight consumer staples and consumer discretionary, utilities and telecommunications for most of the year. We were underweight materials, industrial and technology where the global economic backdrop played a greater role in final demand for those products. We had pared our exposure to these areas as sentiment-driven swings in the market were abrupt and frequent as investors reacted to the many macroeconomic reports from various economies around the globe. We remained skeptical of Europe’s ability to fix its problems without more pain, but found it difficult to handicap the depth and timing of that pain.

After a volatile first half of 2012, actions by the Central Bank helped buoy equity markets as we headed into the second half. First out of the box was the European Central Bank announcing it officially stands ready to buy unlimited amounts of short-term sovereign debt if a country submits to an austerity plan. Meanwhile, the Federal Reserve spelled out its focus on labor market conditions while outlining its third round of quantitative easing. These actions proved temporary as a slew of mediocre earnings reports set an early tone for the fourth quarter. Investors were especially sensitive to company misses on revenue growth. Worry about corporate profits was further stoked by the impending fiscal cliff with its combination of higher

24	ANNUAL REPORT	2012

taxes and spending cuts that threatened to tip the U.S. economy into recession. Although the year proved to be volatile, we stood by our long-term themes. This strategy helped us to avoid getting whipsawed by the markets and resulted in the Portfolio’s equity portfolio performing well against the S&P 500 index.

Strengths and weaknesses

Top contributors to overall performance were names that fell into either energy or consumer staples. While the economy continued to muddle along, consumers were willing to spend on things in which they placed the greatest personal value, such as electronic gadgets, cosmetics and lifestyle products and services. One of the highlights for the year and a top 10 contributor was Whole Foods Market, Inc. The company has made a remarkable comeback from the depths of the 2009 recession and appears to be evolving into a global health and wellness brand that is resonating with consumers looking for better ways to eat. The company has dramatically improved its balance sheet and significantly improved store productivity by driving sales and margin-enhancing initiatives. The company continues to experience success as it enters new markets across the U.S. and Canada.

Another key contributor to overall performance was Cabot Oil & Gas Corporation as the stock finished up from the purchase price. The perfect storm was created at the start of 2012 as a record setting warm winter hit at the same time there was excess supply of natural gas. These two factors briefly pushed prices down to decade lows. We believe that in the long-term, cheap shale gas will be an important strategic commodity as infrastructure is built out to take advantage of this natural resource. Cabot Oil & Gas is a low-cost producer of natural gas that is able to grow production significantly and still generate free cash flow.

Detractors from performance were found in health care and financials. Security selection for our healthcare names was the primary reason for underperformance within that sector. Financials were the best performing sector for the year and we were underweight. For financials, we felt the group lacked a positive catalyst given regulatory uncertainty and low prevailing interest rates keeping pressure on margins. The financial sector staged a significant rally off very depressed valuations as potential balance sheet risks associated with the European Union crisis abated and the hope that the U.S. would not go off the fiscal cliff as we entered the final weeks of the year. We have increased the Portfolio’s weighting within financials as positive catalysts are likely to include bank dividend increases and stock buybacks, coupled with a better economic backdrop.

Outlook

Looking forward to 2013, we are optimistic that the coming year will bring more positive news from a macro perspective, though we recognize the deleveraging process will be bumpy as policymakers around the globe strive to find a balance between growth and austerity. Here in the U.S., the job market appears to have held firm in recent weeks – an encouraging sign heading into 2013. We also remain encouraged by what we see in the housing market, particularly home price inflation. A recovering housing market has many derivative macro implications for the consumer, banks, economic expansion, employment and confidence. We remain confident in the fundamental strength of the Portfolio and believe we are positioned to provide competitive returns over the long term. We believe the Portfolio’s focus on quality and a consistent and disciplined approach during volatile and uncertain times will continue to be rewarded.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest-rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. In addition to the risks typically associated with fixed-income securities, loan participations in which the fund may invest carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loan participations may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Ivy Funds VIP Balanced.

2012	ANNUAL REPORT	25

PORTFOLIO HIGHLIGHTS

Balanced	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	71.0%
Consumer Discretionary	13.0%
Consumer Staples	11.4%
Industrials	10.5%
Information Technology	9.3%
Energy	8.4%
Financials	8.0%
Health Care	6.8%
Materials	2.5%
Utilities	1.1%
Bonds	26.4%
Corporate Debt Securities	17.5%
United States Government and Government Agency Obligations	8.3%
Other Government Securities	0.6%
Cash and Cash Equivalents	2.6%

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Anheuser-Busch InBev S.A., ADR	Consumer Staples
Limited Brands, Inc.	Consumer Discretionary
National Oilwell Varco, Inc.	Energy
PNC Financial Services Group, Inc. (The)	Financials
CBS Corporation, Class B	Consumer Discretionary
Harley-Davidson, Inc.	Consumer Discretionary
ConocoPhillips	Energy
Hyatt Hotels Corporation, Class A	Consumer Discretionary
Johnson & Johnson	Health Care

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

26	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Balanced	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	11.75%
5-year period ended 12-31-12	3.88%
10-year period ended 12-31-12	7.61%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2012	ANNUAL REPORT	27

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Aerospace & Defense – 2.9%
General Dynamics Corporation	19	$1,302
Honeywell International Inc.	65	4,145
Precision Castparts Corp.	25	4,792

		10,239

Apparel Retail – 2.1%
Limited Brands, Inc.	167	7,863

Application Software – 1.2%
Intuit Inc.	70	4,165

Asset Management & Custody Banks – 1.1%
Northern Trust Corporation	79	3,963

Brewers – 2.5%
Anheuser-Busch InBev S.A., ADR (A)	99	8,644

Broadcasting – 1.7%
CBS Corporation, Class B	158	6,012

Communications Equipment – 1.1%
QUALCOMM Incorporated	62	3,820

Computer Hardware – 2.5%
Apple Inc. (A)	17	9,063

Construction & Farm Machinery & Heavy Trucks – 1.1%
Cummins Inc.	36	3,922

Distillers & Vintners – 1.6%
Brown-Forman Corporation, Class B	88	5,582

Diversified Chemicals – 1.1%
Dow Chemical Company (The)	118	3,827

Electric Utilities – 1.1%
PPL Corporation	132	3,771

Fertilizers & Agricultural Chemicals – 1.4%
Monsanto Company	54	5,111

Food Retail – 1.2%
Whole Foods Market, Inc.	46	4,238

Footwear – 1.0%
NIKE, Inc., Class B	65	3,375

Health Care Distributors – 1.1%
Henry Schein, Inc. (A)	47	3,757

Health Care Equipment – 1.3%
Covidien plc (A)	78	4,504

Home Improvement Retail – 1.0%
Home Depot, Inc. (The)	56	3,470

COMMON STOCKS (Continued)	Shares	Value
Hotels, Resorts & Cruise Lines – 1.7%
Hyatt Hotels Corporation, Class A (A)	152	$5,855

Household Products – 1.0%
Colgate-Palmolive Company	36	3,722

Industrial Machinery – 3.7%
Pall Corporation	74	4,465
Parker Hannifin Corporation	45	3,811
Pentair, Inc. (A)	97	4,778

		13,054

Integrated Oil & Gas – 1.1%
Exxon Mobil Corporation	43	3,739

Internet Retail – 1.6%
Amazon.com, Inc. (A)	22	5,500

Internet Software & Services – 1.3%
Google Inc., Class A (A)	7	4,611

IT Consulting & Other Services – 1.2%
Cognizant Technology Solutions Corporation, Class A (A)	58	4,287

Motorcycle Manufacturers – 1.7%
Harley-Davidson, Inc.	122	5,973

Movies & Entertainment – 1.1%
News Corporation Limited, Class B	155	4,070

Multi-Line Insurance – 0.9%
American International Group, Inc. (A)	91	3,226

Oil & Gas Equipment & Services – 2.8%
National Oilwell Varco, Inc.	97	6,637
Schlumberger Limited	53	3,652

		10,289

Oil & Gas Exploration & Production – 2.9%
Cabot Oil & Gas Corporation	85	4,208
ConocoPhillips	103	5,961

		10,169

Oil & Gas Refining & Marketing – 1.3%
Phillips 66	86	4,553

Oil & Gas Storage & Transportation – 0.3%
Regency Energy Partners LP	54	1,179

Other Diversified Financial Services – 1.6%
JPMorgan Chase & Co.	127	5,589

COMMON STOCKS (Continued)	Shares	Value
Packaged Foods & Meats – 2.2%
Mead Johnson Nutrition Company	64	$4,203
Mondelez Intl, Inc. Class A	144	3,678

		7,881

Personal Products – 1.3%
Estee Lauder Companies, Inc. (The), Class A	80	4,771

Pharmaceuticals – 4.4%
Allergan, Inc.	58	5,339
GlaxoSmithKline plc, ADR	109	4,730
Johnson & Johnson	82	5,734

		15,803

Property & Casualty Insurance – 2.6%
Berkshire Hathaway Inc., Class B (A)	61	5,480
Travelers Companies, Inc. (The)	55	3,972

		9,452

Railroads – 2.8%
Kansas City Southern	53	4,449
Union Pacific Corporation	43	5,406

		9,855

Regional Banks – 1.8%
PNC Financial Services Group, Inc. (The)	108	6,280

Restaurants – 1.1%
Starbucks Corporation	76	4,064

Semiconductor Equipment – 0.9%
KLA-Tencor Corporation	66	3,171

Semiconductors – 1.1%
Microchip Technology Incorporated	122	3,979

Tobacco – 1.6%
Philip Morris International Inc.	66	5,529

TOTAL COMMON STOCKS – 71.0%		$251,927
(Cost: $190,143)

28	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2012

CORPORATE DEBT SECURITIES	Principal	Value
Aerospace & Defense – 0.2%
General Dynamics Corporation, 1.000%, 11-15-17	$500	$497
United Technologies Corporation, 1.200%, 6-1-15	100	101

		598

Apparel Retail – 0.7%
Limited Brands, Inc.:
6.900%, 7-15-17	250	287
6.625%, 4-1-21	1,460	1,672
5.625%, 2-15-22	414	450

		2,409

Apparel, Accessories & Luxury Goods – 0.3%
LVMH Moet Hennessy – Louis Vuitton, 1.625%, 6-29-17 (B)	1,000	1,016

Automobile Manufacturers – 1.0%
Ford Motor Company, Convertible, 4.250%, 11-15-16	2,000	3,169
Toyota Motor Credit Corporation, 2.050%, 1-12-17	500	517

		3,686

Banking – 0.2%
Commonwealth Bank of Australia New York, 1.950%, 3-16-15	600	616

Biotechnology – 0.2%
Amgen Inc., 2.125%, 5-15-17	750	777

Brewers – 0.3%
Anheuser-Busch InBev Worldwide Inc., 5.375%, 11-15-14	500	543
Heineken N.V., 1.400%, 10-1-17 (B)	250	249
SABMiller Holdings Inc., 3.750%, 1-15-22 (B)	250	270

		1,062

Broadcasting – 0.9%
CBS Corporation:
8.875%, 5-15-19	1,500	2,021
4.300%, 2-15-21	500	551
Discovery Communications, LLC:
4.375%, 6-15-21	500	558
3.300%, 5-15-22	200	205

		3,335

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite – 0.6%
DIRECTV Holdings LLC, 2.400%, 3-15-17	$750	$768
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc., 3.500%, 3-1-16	500	530
News American Incorporated, 3.000%, 9-15-22 (B)	1,000	1,003

		2,301

Construction & Farm Machinery & Heavy Trucks – 0.1%
Caterpillar Inc., 1.375%, 5-27-14	500	506

Consumer Finance – 0.9%
American Express Credit Corporation, 5.125%, 8-25-14	400	429
Capital One Financial Corporation:
2.125%, 7-15-14	500	509
1.000%, 11-6-15	500	498
Caterpillar Financial Services Corporation, 1.550%, 12-20-13	500	505
Ford Motor Credit Company LLC, 3.875%, 1-15-15	500	521
Penske Truck Leasing Co., LP and PTL Finance Corp., 2.500%, 7-11-14 (B)	250	253
USAA Capital Corporation, 1.050%, 9-30-14 (B)	500	502

		3,217

Data Processing & Outsourced Services – 0.3%
Fidelity National Financial, Inc., 6.600%, 5-15-17	800	902

Distillers & Vintners – 0.4%
Beam Inc., 1.875%, 5-15-17	300	306
Brown-Forman Corporation, 1.000%, 1-15-18	1,000	994

		1,300

Diversified Banks – 0.7%
Bank of Montreal, 1.300%, 10-31-14 (B)	500	508
Bank of New York Mellon Corporation (The), 1.500%, 1-31-14	500	506
Barclays Bank plc, 2.375%, 1-13-14	300	305
U.S. Bancorp, 4.200%, 5-15-14	500	525
Wells Fargo & Company:
3.676%, 6-15-16 (C)	250	270
1.500%, 1-16-18	250	250

		2,364

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Diversified Metals & Mining – 0.2%
Rio Tinto Finance (USA) Limited, 8.950%, 5-1-14	$500	$553

Drug Retail – 0.3%
CVS Caremark Corporation, 3.250%, 5-18-15	950	1,007

Electric Utilities – 0.4%
Hydro-Quebec, 8.000%, 2-1-13	1,500	1,509

Fertilizers & Agricultural Chemicals – 0.1%
Monsanto Company, 2.750%, 4-15-16	500	529

Food Distributors – 0.4%
Campbell Soup Company, 2.500%, 8-2-22	200	198
Cargill, Inc., 4.307%, 5-14-21 (B)	1,219	1,342

		1,540

General Merchandise Stores – 0.1%
Target Corporation, 1.125%, 7-18-14	500	505

Health Care Equipment – 0.1%
Stryker Corporation, 2.000%, 9-30-16	500	520

Health Care Services – 0.4%
Quest Diagnostics Incorporated, 3.200%, 4-1-16	1,000	1,055

Health Care Supplies – 0.1%
DENTSPLY International Inc., 2.750%, 8-15-16	250	259

Home Improvement Retail – 0.1%
Home Depot, Inc. (The), 4.400%, 4-1-21	375	442

Household Products – 0.1%
Church & Dwight Co., Inc., 2.875%, 10-1-22	250	251
Colgate-Palmolive Company, 1.250%, 5-1-14	250	252

		503

Hypermarkets & Super Centers – 0.3%
Wal-Mart Stores, Inc., 2.875%, 4-1-15	875	919

Industrial Gases – 0.6%
Praxair, Inc.:
4.375%, 3-31-14	1,500	1,570
3.000%, 9-1-21	500	524

		2,094

2012	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2012

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrial Machinery – 0.6%
Eaton Corporation, 0.638%, 6-16-14 (C)	$500	$500
Illinois Tool Works Inc., 5.150%, 4-1-14	1,500	1,586

		2,086

Integrated Oil & Gas – 0.1%
Cenovus Energy Inc., 4.500%, 9-15-14	250	265

Internet Retail – 0.1%
Amazon.com, Inc., 0.650%, 11-27-15	250	250

Investment Banking & Brokerage – 0.1%
Goldman Sachs Group, Inc., (The), 1.600%, 11-23-15	500	503

IT Consulting & Other Services – 0.3%
International Business Machines Corporation, 1.250%, 5-12-14	1,000	1,012

Leisure Products – 0.1%
Mattel, Inc., 2.500%, 11-1-16	250	260

Life & Health Insurance – 0.7%
Metropolitan Life Global Funding I:
2.000%, 1-10-14 (B)	800	811
2.500%, 9-29-15 (B)	1,000	1,044
Prudential Financial, Inc., 4.750%, 9-17-15	500	548

		2,403

Managed Health Care – 0.1%
WellPoint, Inc., 1.875%, 1-15-18	500	506

Movies & Entertainment – 0.1%
Viacom Inc., 4.375%, 9-15-14	500	530

Oil & Gas Drilling – 0.1%
Transocean Inc., 2.500%, 10-15-17	500	505

Oil & Gas Equipment & Services – 0.4%
National Oilwell Varco, Inc., 1.350%, 12-1-17	250	251
Schlumberger Investment S.A., 1.250%, 8-1-17 (B)	500	498
Schlumberger S.A. (GTD by Schlumberger Limited), 2.650%, 1-15-16 (B)	500	524

		1,273

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production – 0.6%
ConocoPhillips, 4.750%, 2-1-14	$415	$434
EOG Resources, Inc., 2.500%, 2-1-16	1,000	1,045
Southwestern Energy Company, 4.100%, 3-15-22 (B)	600	645

		2,124

Other Diversified Financial Services – 1.0%
JPMorgan Chase & Co.:
4.650%, 6-1-14	1,000	1,054
1.100%, 10-15-15	500	500
3.450%, 3-1-16	1,000	1,061
3.150%, 7-5-16	500	530
7.900%, 4-29-49 (C)	500	567

		3,712

Other Non-Agency REMIC/CMO – 0.0%
Banco Hipotecario Nacional:
7.916%, 7-25-09 (B)(D)	17	—
8.000%, 3-31-11 (B)(D)	4	—

		—

Packaged Foods & Meats – 0.3%
Kraft Foods Inc., 4.125%, 2-9-16	1,000	1,089

Personal Products – 0.2%
Estee Lauder Companies, Inc. (The), 2.350%, 8-15-22	600	593

Pharmaceuticals – 0.3%
Roche Holdings Ltd, 5.000%, 3-1-14 (B)	952	1,000

Railroads – 0.1%
Burlington Northern Santa Fe, LLC, 3.050%, 3-15-22	400	412

Regional Banks – 0.1%
Canadian Imperial Bank of Commerce, 0.900%, 10-1-15	250	251

Restaurants – 0.2%
YUM! Brands, Inc., 4.250%, 9-15-15	500	540

Retail Stores – 0.1%
Dollar General Corporation, 4.125%, 7-15-17	100	105
Fifth & Pacific Companies, Inc., 10.500%, 4-15-19 (B)	200	222

		327

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductors – 0.2%
Broadcom Corporation, 2.700%, 11-1-18	$250	$268
Texas Instruments Incorporated, 0.490%, 5-15-13 (C)	500	500

		768

Soft Drinks – 0.5%
PepsiCo, Inc.:
3.750%, 3-1-14	750	778
0.700%, 8-13-15	1,000	1,002

		1,780

Specialty Chemicals – 0.1%
RPM International Inc., 3.450%, 11-15-22	250	245

Systems Software – 0.1%
Microsoft Corporation, 2.950%, 6-1-14	500	518

Tobacco – 0.2%
Philip Morris International Inc., 4.500%, 3-26-20	750	872

Wireless – 0.1%
Virgin Media Finance plc, 4.875%, 2-15-22	200	205

Wireless Telecommunication Service – 0.7%
America Movil, S.A.B. de C.V., 3.625%, 3-30-15	700	742
American Tower Corporation, 4.700%, 3-15-22	995	1,099
Crown Castle International Corp, 5.250%, 1-15-23 (B)	623	667

		2,508

TOTAL CORPORATE DEBT SECURITIES – 17.5%		$62,061
(Cost: $57,949)

OTHER GOVERNMENT SECURITIES
Israel – 0.2%
State of Israel, 4.000%, 6-30-22	500	544

Qatar – 0.2%
State of Qatar, 4.000%, 1-20-15 (B)	750	789

30	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2012

OTHER GOVERNMENT SECURITIES (Continued)	Principal	Value
Supranational – 0.2%
International Bank for Reconstruction and Development, 2.375%, 5-26-15	$900	$944

TOTAL OTHER GOVERNMENT SECURITIES – 0.6%		$2,277
(Cost: $2,142)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 1.4%
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.000%, 9-1-17	153	164
5.000%, 1-1-18	74	81
5.500%, 4-1-18	26	28
5.000%, 5-1-18	48	52
4.500%, 7-1-18	657	709
7.000%, 9-1-25	66	78
6.500%, 10-1-28	202	232
6.500%, 2-1-29	102	117
7.500%, 4-1-31	103	126
7.000%, 7-1-31	142	166
7.000%, 9-1-31	224	263
6.500%, 2-1-32	458	520
7.000%, 2-1-32	302	352
7.000%, 3-1-32	115	134
7.000%, 7-1-32	208	242
6.000%, 9-1-32	948	1,064
6.000%, 2-1-33	106	118
5.500%, 5-1-33	366	402

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
5.500%, 6-1-33	$189	$208
United States Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, 1997-A Class 3-A, 8.293%, 12-15-26	55	65

		5,121

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 1.4%		$5,121
(Cost: $4,631)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 6.9%
United States Treasury Bonds, 6.250%, 8-15-23	2,250	3,222
United States Treasury Notes:
3.875%, 2-15-13	3,000	3,013
3.625%, 5-15-13	3,000	3,039
4.250%, 8-15-13	4,000	4,101
4.250%, 8-15-15	10,000	11,019

		24,394

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 6.9%		$24,394
(Cost: $22,317)

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 1.8%
Kroger Co. (The), 0.400%, 1-3-13 (E)	$3,000	$3,000
Sonoco Products Co., 0.000%, 1-2-13 (E)	3,104	3,104

		6,104

Master Note – 0.5%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (F)	1,889	1,889

TOTAL SHORT-TERM SECURITIES – 2.3%		$7,993
(Cost: $7,993)

TOTAL INVESTMENT SECURITIES – 99.7%		$353,773
(Cost: $285,175)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		946

NET ASSETS – 100.0%		$354,719

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the total value of these securities amounted to $11,343 or 3.2% of net assets.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.

(D)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(E)	Rate shown is the yield to maturity at December 31, 2012.

(F)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

2012	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS

Balanced (in thousands)	DECEMBER 31, 2012

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$251,927	$—	$—
Corporate Debt Securities	—	62,061	—
Other Government Securities	—	2,277	—
United States Government Agency Obligations	—	5,121	—
United States Government Obligations	—	24,394	—
Short-Term Securities	—	7,993	—
Total	$251,927	$101,846	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

32	ANNUAL REPORT	2012

MANAGEMENT DISCUSSION

Bond	(UNAUDITED)

Mark J. Otterstrom

Below, Mark J. Otterstrom, CFA, portfolio manager of Ivy Funds VIP Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2012. He has managed the Portfolio since 2008 and has 26 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Bond	5.78%
Benchmark(s) and/or Lipper Category
Barclays U.S. Aggregate Bond Index	4.22%
(generally reflects the performance of securities representing the bond market)
Citigroup Broad Investment-Grade Index	4.23%
(generally reflects the performance of securities representing the bond market)
Lipper Variable Annuity Corporate Debt Funds A-Rated Funds Universe Average	6.91%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

The Portfolio’s benchmark index changed in March 2012 to the Barclays U.S. Aggregate Bond Index. Barclays is a market-capitalization-weighted index representing most U.S.-traded investment-grade bonds. For comparison purposes, both indexes are included in this year’s annual report.

This Portfolio outperformed its benchmark before the effects of sales charges but underperformed its Lipper peer group over the last 12 months.

One of the challenges faced by this Portfolio over the last year was the elevated level of volatility within the high-grade taxable bond market. After selling off more than 70 basis points (from a 2.88% yield to a 3.48% yield) in the first quarter, the 30-year Treasury bond rallied over 100 basis points by the end of July, with the yield dropping to 2.44%. The 10-year Treasury note experienced a similarly volatile trading pattern.

In March we saw a dramatic sell-off in the Treasury market. By late March the long bond had peaked at a 3.48% yield. Economist had revised first-half gross domestic product (GDP) estimates from 1% to 2% or higher. While this was still fairly anemic growth, it removed much of the fear of a double-dip recession that was prevalent at the end of 2011. The Portfolio’s duration was taken to a neutral position in March as we anticipated an improved economic environment could be sustained through the end of 2012.

Slowing economy

After a very strong start to 2012, we saw a marked decline in economic activity during the second quarter. It became evident that much of the first quarter strength was due to the mild weather and was not the start of a sustainable economic recovery. We began to see downgraded expectations for global growth in 2012. The Federal Reserve (Fed) extended “Operation Twist” until the end of the year to help support its easy monetary policy.

Credit default swap spreads on European sovereign debt, especially Spanish sovereign debt, rose sharply between March and July. We underestimated the strength of the flight to quality trade that occurred as a result. The sovereign debt crisis and renewed concerns over the slowing U.S. economy helped trigger a strong rally in the Treasury bond market. By late July, Treasury yields would reach record lows. During this period the Portfolio was underweighted Treasury debt, especially at the long end of the curve. With its duration neutral to the benchmark, the Portfolio only partially participated in the strong Treasury rally.

The Portfolio did benefit from its increased exposure to high-grade corporate debt during a period of steadily declining corporate bond spreads over the last few months. Corporate bond credit spreads had widened significantly though the end of November 2011. We took that opportunity to increase our exposure to the corporate bond sector while also increasing our exposure to lower-rated investment-grade debt. By the end of February 2012, the Portfolio’s average credit rating had been taken from AA — to A. High-grade corporate bond issuance was very robust.

Many corporate treasurers took advantage of the lower rates to fund merger and acquisition activity, refinance high-cost debt, use cheap debt to fund stock buyback programs and use funds for general corporate purposes. Demand for this debt has been very strong. The renewed search for yield and the push into risk assets has led to a strong demand for lower rated corporate bonds. This demand does not appear to be abating anytime soon. Investors continue to look for safe havens for income and stability during these periods of market volatility.

Agency mortgage-backed securities (MBS) have been a very good performer this year. A combination of relatively low supply matched against a strong demand profile has led to tighter spreads in the MBS markets in general. Early in the year spreads widened after the federal government announced an enhanced version of its Home Affordable Refinance Program (HARP) designed to help homeowners to refinance their high mortgage debt into the current low-interest-rate mortgages. Early estimates indicated that as many as 900,000 homeowners could get help refinancing by the end of the year. So far, fewer than 125,000 have made use of the program. The fear of increased prepayment speeds was reflected in wider spreads for the higher premium MBS. After a couple of months it became clear that the fear of much faster prepayment speeds were unwarranted and spreads on these bonds returned to lower levels. Prior to the Fed’s announcement of another round of quantitative easing, prepayment speeds had remained surprisingly stable given the market volatility of the 10-year Treasury bond.

2012	ANNUAL REPORT	33

Central banks step up

The Treasury market experienced an elevated level of volatility over the past year. In July, as concerns over the European debt crisis dragged on and the U.S. economy slowed to a snail’s pace, yields at the longer end of the Treasury curve hit record lows. The flight to quality trade was in full swing. The European Central Bank (ECB) and the Fed were determined to do whatever they could to reverse this trade. They succeeded in doing this at the end of July. The ECB pledge to buy as much European sovereign debt as is needed to relieve the liquidity pressures that were building in Europe. Although no purchases have been made to date, the stated intention to do so was enough to act as a pressure release valve, releasing much of the steam building in the Euro bond markets. This also had the effect of quickly reversing some of the flight to quality trade that had occurred over the prior several months.

At about the same time the U.S. bond markets began to price in the likelihood of another round of quantitative easing occurring prior to the U.S. elections. The mortgage market began to see narrower spreads in the weeks leading up to the Fed announcement of a new round of liquidity in an attempt to push investors out of the Treasury trade and into riskier assets.

At the September Federal Open Market Committee meeting the Fed announced the much-anticipated round of mortgage security purchases. Once the program was announced we witnessed a second, stronger move down in spreads. This has given renewed life to the refinancing wave we saw over the last two years. The Fed’s actions also reduced the flight-to-quality trade and increased the demand for risk assets. The Fed has shown that it is committed to maintain an easy monetary policy until it sees an improved labor market and sustained economic growth. The ECB and the Fed had succeeded in actions they had sought out to accomplish. Time will tell if these actions are sustainable or if we will see a reversal similar to what we witnessed last year. However, these actions have, in our opinion, reduced the risk of a U.S. recession due to their positive impact on U.S. consumer spending and the improving housing market.

Political influence

Investing in the capital markets is being held hostage by the gridlock coming out of Washington that is a contributing factor to the very volatile environment for the high-grade bond markets. As usual, we are now trying to take a longer-term perspective while protecting against short-term market risks.

While there are signs of an improved economic outlook for the U.S., there remain major headwinds to the growth of the U.S. economy. There will be very little, if any, fiscal stimulus this year out of Washington. The division in Washington should only add to the uncertainty and volatility in the financial markets.

The resolution of the fiscal cliff at year-end was little more than kicking the can to the end of the first quarter of 2013 and another circus is likely to erupt in Washington over the U.S. debt limit extension. The last such circus, which occurred in July 2011, resulted in huge market price swings and the ultimate downgrading of the U.S. Treasury credit rating.

Historically, sustained bond bear markets have not been able to get underway until the Fed tightening cycle is imminent, suggesting rates will remain low throughout 2014. Our goal is to maintain the portfolio duration slightly above its benchmark at this time. We are willing to take additional credit risk when we believe we are being compensated to do so.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

Fixed-income securities are subject to interest rate risk, so the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Bond.

34	ANNUAL REPORT	2012

PORTFOLIO HIGHLIGHTS

Bond ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Bonds	95.2%
Corporate Debt Securities	70.2%
United States Government and Government Agency Obligations	20.7%
Other Government Securities	1.7%
Municipal Bonds – Taxable	1.6%
Mortgage-Backed Securities	1.0%
Cash and Cash Equivalents	4.8%

Quality Weightings

Investment Grade	88.9%
AAA	1.5%
AA	26.9%
A	25.8%
BBB	34.7%
Non-Investment Grade	6.3%
BB	6.1%
B	0.2%
Below CCC	0.0%
Cash and Cash Equivalents	4.8%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

2012	ANNUAL REPORT	35

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Bond (UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	5.78%
5-year period ended 12-31-12	5.29%
10-year period ended 12-31-12	4.60%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

36	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2012

CORPORATE DEBT SECURITIES	Principal	Value
Aerospace & Defense – 2.0%
Bombardier Inc., 7.500%, 3-15-18 (A)	$5,775	$6,432
United Technologies Corporation, 6.125%, 2-1-19	3,000	3,736

		10,168

Apparel Retail – 1.6%
Limited Brands, Inc.:
8.500%, 6-15-19	3,485	4,252
7.000%, 5-1-20	1,000	1,150
5.625%, 2-15-22	2,665	2,898

		8,300

Biotechnology – 1.5%
Amgen Inc., 6.150%, 6-1-18	6,500	7,894

Brewers – 2.3%
Anheuser-Busch InBev Worldwide Inc., 2.500%, 7-15-22	5,000	5,026
Heineken N.V., 2.750%, 4-1-23 (A)	3,000	2,942
SABMiller plc, 6.500%, 7-15-18 (A)	3,000	3,726

		11,694

Broadcasting – 2.8%
CBS Corporation, 8.875%, 5-15-19	6,000	8,087
Discovery Communications, LLC, 3.300%, 5-15-22	3,000	3,078
NBCUniversal Media, LLC, 5.150%, 4-30-20	2,810	3,328

		14,493

Cable & Satellite – 3.9%
Comcast Corporation, 5.150%, 3-1-20	5,000	5,921
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc.:
3.500%, 3-1-16	4,000	4,237
3.800%, 3-15-22	2,500	2,576
Time Warner Inc., 4.750%, 3-29-21	5,750	6,602

		19,336

Coal & Consumable Fuels – 1.6%
Joy Global Inc., 6.000%, 11-15-16	5,300	6,082
Peabody Energy Corporation, 6.500%, 9-15-20	2,000	2,145

		8,227

Consumer Finance – 2.9%
Capital One Financial Corporation, 6.750%, 9-15-17	6,500	7,936

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
Ford Motor Credit Company LLC:
7.000%, 4-15-15	$5,000	$5,575
4.250%, 9-20-22	1,000	1,056

		14,567

Data Processing & Outsourced Services – 2.9%
Fidelity National Financial, Inc., 6.600%, 5-15-17	8,000	9,015
Western Union Company (The), 3.650%, 8-22-18	5,000	5,109

		14,124

Department Stores – 0.8%
Macy’s Retail Holdings, Inc., 3.875%, 1-15-22	4,000	4,259

Distillers & Vintners – 0.6%
Beam Inc., 3.250%, 5-15-22	3,000	3,108

Distributors – 0.6%
QVC, Inc., 5.125%, 7-2-22 (A)	3,000	3,141

Diversified Banks – 3.8%
Bank of America Corporation:
6.500%, 8-1-16	2,000	2,309
5.650%, 5-1-18	4,000	4,652
HSBC Holdings plc, 5.100%, 4-5-21	7,000	8,258
U.S. Bancorp, 4.125%, 5-24-21	4,000	4,531

		19,750

Diversified Chemicals – 1.4%
Dow Chemical Company (The), 8.550%, 5-15-19	5,500	7,421

Diversified Metals & Mining – 1.2%
Rio Tinto Finance (USA) Limited, 3.750%, 9-20-21	5,500	5,875

Electric Utilities – 2.4%
Detroit Edison Company (The), 3.900%, 6-1-21	4,875	5,445
NextEra Energy Capital Holdings, Inc., 7.875%, 12-15-15	2,000	2,386
PacifiCorp, 2.950%, 2-1-22	4,000	4,175

		12,006

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electronic Manufacturing Services – 1.2%
Jabil Circuit, Inc.:
7.750%, 7-15-16	$2,000	$2,350
8.250%, 3-15-18	3,150	3,827

		6,177

Environmental & Facilities Services – 2.6%
Republic Services, Inc., 4.750%, 5-15-23	6,000	6,809
Waste Management, Inc., 4.600%, 3-1-21	5,600	6,339

		13,148

Forest Products – 1.4%
Georgia-Pacific, LLC, 5.400%, 11-1-20 (A)	6,000	7,131

Health Care Services – 2.0%
Aristotle Holding, Inc., 3.500%, 11-15-16 (A)	2,000	2,138
Medco Health Solutions, Inc.:
7.125%, 3-15-18	3,000	3,738
4.125%, 9-15-20	3,500	3,822

		9,698

Health Care Supplies – 0.5%
DENTSPLY International Inc., 4.125%, 8-15-21	2,500	2,653

Household Products – 1.1%
Clorox Company (The), 3.050%, 9-15-22	2,500	2,575
Procter & Gamble Company (The), 8.000%, 9-1-24	2,000	2,987

		5,562

Independent Finance – 0.6%
John Deere Capital Corporation,
2.800%, 1-27-23	3,000	3,066

Industrial Conglomerates – 1.4%
General Electric Capital Corporation,
5.625%, 5-1-18	6,000	7,123

Integrated Telecommunication Services – 1.1%
Verizon Communications Inc.,
8.750%, 11-1-18	4,182	5,804

Investment Banking & Brokerage – 2.3%
Goldman Sachs Group, Inc. (The),
5.375%, 3-15-20	5,500	6,298
Morgan Stanley,
4.100%, 1-26-15	5,000	5,211

		11,509

2012	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2012

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Multi-Utilities – 3.3%
Dominion Resources, Inc., 5.250%, 8-1-33	$2,500	$2,843
Dominion Resources, Inc., Ser B, 2.750%, 9-15-22	3,000	3,023
Duke Energy Indiana, Inc., 3.750%, 7-15-20	3,000	3,319
NorthWestern Corporation, 6.340%, 4-1-19	3,000	3,719
Pacific Gas and Electric Company, 3.500%, 10-1-20	4,000	4,380

		17,284

Office Electronics – 1.3%
Xerox Corporation, 6.350%, 5-15-18	5,952	6,862

Oil & Gas Equipment & Services – 2.2%
Enterprise Products Operating LLC, 4.050%, 2-15-22	2,000	2,208
Halliburton Company:
6.150%, 9-15-19	4,000	5,034
6.750%, 2-1-27	1,400	1,811
Schlumberger Investment S.A. (GTD by Schlumberger Limited), 3.300%, 9-14-21 (A)	1,500	1,596

		10,649

Oil & Gas Exploration & Production – 1.4%
Petrohawk Energy Corporation, 7.250%, 8-15-18	6,500	7,335

Oil & Gas Storage & Transportation – 1.2%
Maritimes & Northeast Pipeline, L.L.C., 7.500%, 5-31-14 (A)	3,432	3,609
Tennessee Gas Pipeline Company, 7.000%, 3-15-27	2,000	2,708

		6,317

Other Diversified Financial Services – 2.0%
ING Bank N.V., 4.000%, 3-15-16 (A)	3,000	3,192
JPMorgan Chase & Co., 6.000%, 1-15-18	6,000	7,180

		10,372

Packaged Foods & Meats – 0.3%
H.J. Heinz Company, 3.125%, 9-12-21	1,500	1,566

Paper Products – 0.0%
Westvaco Corporation, 7.500%, 6-15-27	200	220

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Property & Casualty Insurance – 1.1%
Berkshire Hathaway Inc., 3.750%, 8-15-21	$5,000	$5,502

Railroads – 1.2%
Burlington Northern Santa Fe, LLC:
3.050%, 3-15-22	4,000	4,123
3.050%, 9-1-22	2,000	2,065

		6,188

Restaurants – 1.4%
YUM! Brands, Inc., 6.250%, 3-15-18	5,792	7,039

Retail Stores – 0.4%
Dollar General Corporation, 4.125%, 7-15-17	2,000	2,100

Semiconductors – 1.0%
Broadcom Corporation, 2.700%, 11-1-18	5,000	5,356

Specialized Finance – 1.4%
CME Group Inc., 3.000%, 9-15-22	7,000	7,094

Specialty Chemicals – 1.1%
Lubrizol Corporation (The), 8.875%, 2-1-19	4,000	5,577

Systems Software – 1.3%
CA, Inc., 5.375%, 12-1-19	6,000	6,827

Water Utilities – 0.5%
California Water Service Company, 5.875%, 5-1-19	2,000	2,391

Wireless Telecommunication Service – 2.6%
America Movil, S.A.B. de C.V., 5.000%, 3-30-20	5,500	6,394
American Tower Corporation, 4.700%, 3-15-22	5,000	5,526
Crown Castle International Corp, 5.250%, 1-15-23 (A)	1,027	1,099

		13,019

TOTAL CORPORATE DEBT SECURITIES – 70.2%		$357,932
(Cost: $328,617)

MORTGAGE-BACKED SECURITIES	Principal	Value
Commercial Mortgage-Backed Securities – 0.4%
J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-C1, 4.719%, 1-15-38	$2,000	$2,061

Non-Agency REMIC/CMO – 0.6%
MASTR Adjustable Rate Mortgage Trust 2005-1, 3.456%, 3-25-35 (B)	2,388	142
Merrill Lynch Mortgage Trust 2005-CIP1, 4.949%, 7-12-38 (B)	2,000	2,103
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-1, 2.768%, 2-25-34 (B)	586	70
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-3AC, 2.745%, 3-25-34 (B)	1,130	106
Structured Adjustable Rate Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2004-5, 3.142%, 5-25-34 (B)	381	3
Wells Fargo Mortgage Pass-Through Certificates, Series 2003-10, 4.500%, 9-25-18	570	587

		3,011

TOTAL MORTGAGE-BACKED SECURITIES – 1.0%		$5,072
(Cost: $8,847)

MUNICIPAL BONDS – TAXABLE
Massachusetts – 0.6%
Cmnwlth of MA, Fed Hwy Grant Anticipation Notes (Accelerated Bridge Prog), Ser 2010A, 4.285%, 12-15-18	2,500	2,888

New York – 1.0%
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009, 11.000%, 3-1-29 (A)	4,000	5,388

TOTAL MUNICIPAL BONDS – TAXABLE – 1.6%		$8,276
(Cost: $6,601)

38	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2012

OTHER GOVERNMENT SECURITIES	Principal	Value
Canada – 0.4%
Province de Quebec, 7.140%, 2-27-26	$1,500	$2,152

Israel – 1.3%
State of Israel, 4.000%, 6-30-22	6,000	6,526

TOTAL OTHER GOVERNMENT SECURITIES – 1.7%		$8,678
(Cost: $7,473)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 1.0%
Federal National Mortgage Association, 2.000%, 3-22-17 (B)	4,900	4,910

Mortgage-Backed Obligations – 15.6%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO:
5.000%, 5-15-19	867	932
5.000%, 5-15-23	1,032	1,131
5.000%, 9-15-31 (C)	294	4
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates:
5.000%, 6-1-23	2,285	2,450
4.000%, 7-1-25	3,074	3,251
4.500%, 6-15-27	1,606	1,653
4.000%, 11-15-36	1,979	2,074
4.500%, 5-15-39	908	970
Federal National Mortgage Association Agency REMIC/CMO:
4.780%, 1-25-17	2,005	2,143
5.000%, 3-25-18	1,651	1,763
5.000%, 6-25-18	1,633	1,749
4.500%, 12-25-34	475	491
5.500%, 11-25-36 (C)	3,413	427
4.500%, 3-25-37	1,236	1,265
5.500%, 4-25-37	1,994	2,180

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal National Mortgage Association Agency REMIC/CMO:
4.500%, 9-15-37	$2,903	$2,995
4.000%, 3-25-39	1,200	1,250
4.000%, 5-25-39	2,130	2,284
4.500%, 8-15-39	3,958	4,146
4.500%, 6-25-40	2,512	2,713
2.500%, 9-20-40	5,480	5,689
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
5.424%, 2-1-16	2,189	2,457
5.508%, 4-1-17	3,573	4,015
4.500%, 9-1-19	1,611	1,733
4.530%, 12-1-19	7,810	9,209
5.500%, 10-1-21	2,889	3,130
6.000%, 6-1-22	2,111	2,320
6.000%, 9-1-22	3,209	3,528
5.000%, 9-1-23	2,155	2,333
5.000%, 6-25-32	559	565
5.500%, 2-1-33	414	455
5.500%, 2-1-35	1,773	2,016
Government National Mortgage Association Agency REMIC/CMO:
2.000%, 3-16-42	6,461	6,565
0.820%, 6-17-45 (B)(C)	495	9

		79,895

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 16.6%		$84,805
(Cost: $84,230)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Obligations – 4.1%
United States Treasury Notes, 2.125%, 8-15-21	$20,000	$21,006

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 4.1%		$21,006
(Cost: $19,832)

SHORT-TERM SECURITIES
Commercial Paper – 2.7%
CVS Caremark Corporation, 0.280%, 1-2-13 (D)	$3,612	$3,612
Ecolab Inc., 0.280%, 1-17-13 (D)	5,000	4,999
Harley-Davidson Funding Corp. (GTD by Harley-Davidson, Inc.), 0.300%, 1-11-13 (D)	5,000	5,000

		13,611

Master Note – 1.2%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (E)	6,377	6,377

TOTAL SHORT-TERM SECURITIES – 3.9%		$19,988
(Cost: $19,988)

TOTAL INVESTMENT SECURITIES – 99.1%		$505,757
(Cost: $475,588)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.9%		4,804

NET ASSETS – 100.0%		$510,561

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the total value of these securities amounted to $40,394 or 7.9% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.

(C)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(D)	Rate shown is the yield to maturity at December 31, 2012.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

2012	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS

Bond (in thousands)	DECEMBER 31, 2012

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$357,932	$—
Mortgage-Backed Securities	—	5,072	—
Municipal Bonds	—	8,276	—
Other Government Securities	—	8,678	—
United States Government Agency Obligations	—	84,805	—
United States Government Obligations	—	21,006	—
Short-Term Securities	—	19,988	—
Total	$—	$505,757	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

40	ANNUAL REPORT	2012

MANAGEMENT DISCUSSION

Core Equity	(UNAUDITED)

Erik R. Becker

Gustaf C. Zinn

Below, Erik R. Becker, CFA, and Gustaf C. Zinn, CFA, portfolio managers of Ivy Funds VIP Core Equity, discuss positioning, performance and results for the fiscal year ended December 31, 2012. They have each managed the Portfolio since 2006. Both have 14 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Core Equity	18.60%
Benchmark(s) and/or Lipper Category
S&P 500 Index	16.00%
(generally reflects the performance of large- and medium-sized U.S. stocks)
Lipper Variable Annuity Large-Cap Core Funds Universe Average	14.98%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

In 2013, the equity market posted strong returns led by the financial and consumer discretionary sectors. Despite political and fiscal uncertainty (culminating in the November election and last minute tax agreement), the U.S. consumer continued to be a positive source of economic growth. Underpinning that strength was undoubtedly a strengthening housing market, which has had positive ramifications for employment, confidence, spending, and the balance sheets of many major banks. The strength of the U.S. consumer provided an offset to worsening growth in Europe and slowing emerging market growth, particularly in China.

Sources of strength and weakness

Relative performance for the year was strong as the Portfolio meaningfully outpaced the gains of the broader market. Large positions in the consumer sectors such as CBS Corp, Time Warner Cable Inc., Anheuser-Busch Inbev S.A. and Harley-Davidson, Inc. led the way. Performance within the information technology sector was also positive led by Apple Inc. and MasterCard Inc. The Portfolio’s year-long underweight in financials and performance within healthcare detracted from relative performance.

For most of the year, we took a relatively cautious approach to the Portfolio by emphasizing companies that had very specific catalysts that would help them perform well in a slow-growth economic environment. We honed in on companies with internal catalysts such as management change, accretive acquisitions, accelerated capital return (buybacks and dividends) and under-appreciated revenue streams. Concerned about sovereign credit risk in Europe and slowing growth in China, we became more cautious in late 2011 on companies with cyclical revenue streams. And we focused on companies more exposed to the domestic economy and less to growth outside the U.S. This approach served the Portfolio well throughout 2012.

As we enter 2013, we are more positive on a number of key factors. First, the U.S. economy has been resilient in the face of a high level of fiscal uncertainty. This is largely the result, we believe, of two strong pillars of growth: U.S. housing and energy investment. Both areas look poised to continue to be additive to growth in 2013. Second, credit conditions in Europe appear to have dramatically improved since the summer when the European Central Bank essentially pledged unconditional support to ailing members. Economic growth continues to be weak, but it appears to us that inventories have adjusted and growth will no longer surprise to the downside. And finally, emerging market growth led by China appears at an inflection after policymakers intentionally slowed pockets of the economy that were overheating. Central banks around the world, whether in Japan, Brazil, Europe, or the U.S. have collectively engaged in hundreds of accommodative policy actions aimed at re-accelerating economic activity.

Late in the fourth quarter of 2012, we began to modestly increase the cyclicality of the Portfolio to reflect our views that global growth could stabilize and accelerate as we progress through 2013. We have done this largely though increasing weightings in select names in materials, industrials and financials. And while risks are still prevalent, such as the pending debt ceiling debate, our working assumption is that future tax increases (beyond those already enacted for the wealthy) will be limited to minimizing loopholes and deductions and spending cuts to long-term entitlement reform and nearer term cuts in military budgets. We will be mindful of events in Europe, progress on deficit reduction, and growing risks that abundant central bank accommodation will ultimately result in higher inflation and interest rates down the road. With that said, we continue to have confidence in our process of identifying companies with thematic and specific long-term earnings catalysts that are under-appreciated by the marketplace.

We continue to emphasize three major themes in the portfolio: global consumer brands, North American manufacturing renaissance, and the mobile internet. Despite still owning Precision Castparts Corp., we have de-emphasized commercial aerospace as a theme over the past 12 months. Three years into the cycle, we no longer believe commercial aerospace is under-appreciated as a growth driver. We see order rates for new commercial aircraft are plateauing (at a high level) and troubled programs such as the 787 appear to have found their footing (meaning less of a catalyst for upside surprise). To reflect this view we sold profitable positions in Honeywell International Inc. and General Electric Company.

Despite solid performance during the year, the cyclical upturn in the housing market is a catalyst that we believe is still under-appreciated by the marketplace. With home affordability at record highs, low mortgage rates, improved household balance sheets, better employment, and accelerating household formation, housing-related equities should continue to perform well. The Portfolio has benefitted through names such as Home Depot,

2012	ANNUAL REPORT	41

Inc. and Sherwin Williams and through our limited ownership in financials. Recently we added exposure to housing through increased ownership in banks. It is reasonable to expect greater leverage to this developing theme going forward. With that said, a greater share of the Portfolio today is exposed to company-specific catalysts as opposed to top-down themes.

Despite feeling better about future economic growth, the current investment landscape favors uncovering companies that are not getting due credit for secular change, be it more efficient capital use, new revenue streams, merger and acquisition catalysts or cost restructuring. As always, we will persistently look for profitable investment opportunities and look forward to updating you next year.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. Because the Portfolio is generally invested in a small number of stocks, the performance of any one security held by the Portfolio will have a greater impact than if the Portfolio were invested in a larger number of securities. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Core Equity.

42	ANNUAL REPORT	2012

PORTFOLIO HIGHLIGHTS

Core Equity	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	99.3%
Consumer Discretionary	22.5%
Consumer Staples	16.1%
Industrials	15.0%
Information Technology	12.7%
Financials	11.7%
Materials	7.3%
Energy	6.7%
Health Care	6.5%
Telecommunication Services	0.8%
Cash and Cash Equivalents	0.7%

Top 10 Equity Holdings

Company	Sector
Capital One Financial Corporation	Financials
Apple Inc.	Information Technology
CBS Corporation, Class B	Consumer Discretionary
JPMorgan Chase & Co.	Financials
Harley-Davidson, Inc.	Consumer Discretionary
Union Pacific Corporation	Industrials
Anheuser-Busch InBev S.A., ADR	Consumer Staples
Pall Corporation	Industrials
Time Warner Cable Inc.	Consumer Discretionary
Pentair, Inc.	Industrials

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2012	ANNUAL REPORT	43

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Core Equity	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	18.60%
5-year period ended 12-31-12	3.35%
10-year period ended 12-31-12	8.22%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

44	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Core Equity (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Aerospace & Defense – 2.8%
Precision Castparts Corp.	58	$11,005

Apparel, Accessories & Luxury Goods – 2.9%
Polo Ralph Lauren Corporation	42	6,327
Under Armour, Inc., Class A (A)	102	4,955

		11,282

Application Software – 1.5%
Intuit Inc.	97	5,783

Asset Management & Custody Banks – 0.9%
Northern Trust Corporation	73	3,642

Biotechnology – 1.0%
Alexion Pharmaceuticals, Inc. (A)	41	3,884

Brewers – 3.2%
Anheuser-Busch InBev S.A., ADR (A)	141	12,325

Broadcasting – 5.6%
CBS Corporation, Class B	387	14,721
Discovery Holding Company, Class A (A)	108	6,856

		21,577

Cable & Satellite – 4.5%
Charter Communications, Inc., Class A (A)	71	5,428
Time Warner Cable Inc.	122	11,876

		17,304

Computer Hardware – 4.1%
Apple Inc. (A)	31	16,311

Construction & Farm Machinery & Heavy Trucks – 1.0%
Cummins Inc.	37	3,966

Consumer Finance – 4.8%
Capital One Financial Corporation	327	18,965

Data Processing & Outsourced Services – 2.7%
MasterCard Incorporated, Class A	22	10,710

Distillers & Vintners – 1.9%
Beam Inc.	123	7,526

Diversified Chemicals – 2.6%
Dow Chemical Company (The)	310	10,003

Fertilizers & Agricultural Chemicals – 2.8%
Monsanto Company	117	11,084

Food Retail – 1.1%
Whole Foods Market, Inc.	49	4,484

COMMON STOCKS (Continued)	Shares	Value
Health Care Equipment – 1.5%
Covidien plc (A)	100	$5,762

Home Improvement Retail – 2.0%
Home Depot, Inc. (The)	126	7,818

Hypermarkets & Super Centers – 1.4%
Costco Wholesale Corporation	54	5,360

Industrial Machinery – 6.0%
Pall Corporation	200	12,023
Pentair, Inc. (A)	229	11,250

		23,273

Internet Retail – 1.6%
Amazon.com, Inc. (A)	24	6,103

Internet Software & Services – 1.2%
Facebook, Inc., Class A (A)	171	4,562

Leisure Products – 0.7%
Polaris Industries Inc.	34	2,819

Motorcycle Manufacturers – 3.4%
Harley-Davidson, Inc.	272	13,301

Movies & Entertainment – 1.8%
News Corporation Limited, Class B	275	7,203

Multi-Line Insurance – 1.0%
American International Group, Inc. (A)	112	3,964

Oil & Gas Equipment & Services – 2.4%
National Oilwell Varco, Inc.	52	3,568
Schlumberger Limited	86	5,949

		9,517

Oil & Gas Exploration & Production – 3.0%
ConocoPhillips	69	4,027
Noble Energy, Inc.	76	7,700

		11,727

Oil & Gas Refining & Marketing – 1.3%
Phillips 66	96	5,078

Other Diversified Financial Services – 3.7%
JPMorgan Chase & Co.	328	14,440

Packaged Foods & Meats – 3.9%
Mead Johnson Nutrition Company	146	9,612
Mondelez Intl, Inc. Class A	221	5,624

		15,236

Personal Products – 1.8%
Estee Lauder Companies, Inc. (The), Class A	119	7,138

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals – 4.0%
Allergan, Inc.	54	$4,955
Pfizer Inc.	433	10,860

		15,815

Railroads – 5.2%
Kansas City Southern	88	7,338
Union Pacific Corporation	105	13,159

		20,497

Regional Banks – 1.3%
SunTrust Banks, Inc.	173	4,893

Semiconductors – 3.2%
Altera Corporation	247	8,510
Texas Instruments Incorporated	128	3,951

		12,461

Specialty Chemicals – 1.9%
LyondellBasell Industries N.V., Class A	36	2,050
Sherwin-Williams Company (The)	35	5,352

		7,402

Tobacco – 2.8%
Philip Morris International Inc.	130	10,879

Wireless Telecommunication Service – 0.8%
SBA Communications Corporation (A)	42	2,990

TOTAL COMMON STOCKS – 99.3%		$388,089
(Cost: $316,347)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 1.1%
Kroger Co. (The),
0.400%, 1-3-13 (B)	$2,000	$2,000
Sonoco Products Co.,
0.000%, 1-2-13 (B)	2,176	2,176

		4,176

TOTAL SHORT-TERM SECURITIES – 1.1%		$4,176
(Cost: $4,176)

TOTAL INVESTMENT SECURITIES – 100.4%		$392,265
(Cost: $320,523)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4%)		(1,465)

NET ASSETS – 100.0%		$390,800

2012	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS

Core Equity (in thousands)	DECEMBER 31, 2012

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2012.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3

Assets
Investments in Securities
Common Stocks	$388,089	$—	$—
Short-Term Securities	—	4,176	—
Total	$388,089	$4,176	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

46	ANNUAL REPORT	2012

MANAGEMENT DISCUSSION

Dividend Opportunities	(UNAUDITED)

David P. Ginther

Below, David P. Ginther, CPA, portfolio manager of Ivy Funds VIP Dividend Opportunities, discusses positioning, performance and results for the fiscal year ended December 31, 2012. He has managed the Portfolio since 2008 and has 17 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Dividend Opportunities	13.18%
Benchmark(s) and/or Lipper Category
Russell 1000 Index	16.42%
(generally reflects the performance of stocks that represent the equity market)
Lipper Variable Annuity Equity Income Funds Universe Average	14.97%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Macro events drive volatility

2012 was a difficult one across global markets. Many macro events drove volatility and uncertainty during the year including the U.S. presidential election and uncertainty regarding Mr. Obama’s plans for dividend taxes, the looming fiscal cliff, a slowing global economy, volatility in commodity prices and concern that global demand is weakening. Europe also slipped back into recession, China’s growth slowed and Japan’s economy contracted sharply. The Portfolio was not immune to this volatility, particularly around midyear as the macro environment worsened. All of this occurred in conjunction with rising worldwide oil production, especially in the U.S., and falling oil prices. In addition to these issues, investors who were putting money in high-yielding names began to pull back on worries about the taxes and the fiscal cliff. Against these headwinds, however, are some positive signs, including growing corporate earnings, which are key drivers of longer-term equity performance, and equity prices that remain reasonably valued.

Sources of strength and weakness

The Portfolio underperformed both its benchmark and peer funds during the period. The greatest detractors to performance were the Portfolio’s overweight allocation to cash, its overweight in energy and its underweight in financials. Stock selection in industrials, health care and consumer discretionary also hurt performance over the period.

Specific stock selection detractors on a relative basis were Microchip Technology, Inc., a company that engages in the development, manufacture and sale of semiconductor products, which struggled in the weak economy and McDonald’s Corporation due in part to disappointing growth in Asia/Pacific, Middle East and Africa. Apple Inc., another detractor, performed well over the course of the year but hit a bump in fourth quarter as reports surfaced that the company was cutting iPhone component orders and consumer demand some of its products was softening.

Consumer staples made the greatest positive contribution although the sector lagged the benchmark over the period. Visa Inc., an information technology holding, was another strong performer. It has been successful in growing revenue outside the U.S., particularly in less developed nations that are rapidly assimilating technology. We believe Visa offers huge global opportunities for the Portfolio. JP Morgan Chase & Co. was another top contributor.

Outlook

We are cautiously optimistic about the months ahead. The U.S economy has begun to show momentum, with positive indicators in consumer confidence, employment, housing and several other areas during 2012. Inflation in most emerging markets seems to have reached a peak, allowing governments to move to stimulate, rather than constrain, their economic growth. Despite a double-dip scare early in the year, recession did not return to the U.S. in 2012. The cyclical housing and auto production sectors have yet to fully recover, providing further assurance that recession is not an immediate threat.

U.S. corporate balance sheets are healthy and many companies are sitting on a lot of cash, thanks to actions taken by companies to reduce costs and raise cash following the 2008 credit crisis. We anticipate that the U.S. economy will grow faster, provided we do not experience a major global crisis of some type, or unforeseen events. Granted, trouble abroad could upset the U.S economy in 2013, and we remain watchful and concerned about the U.S. tensions with Iran. Other challenges remain; slow job creation in the U.S. continues to be a rock in our nation’s path to full economic recovery. On a brighter note, however, we are cautiously optimistic that European policymakers are finding ways to manage and contain the debt crisis, although we believe this problem will take some time to correct.

2012	ANNUAL REPORT	47

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. Dividend-paying investments may not experience the same price appreciation as non-dividend-paying investments. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Dividend Opportunities.

48	ANNUAL REPORT	2012

PORTFOLIO HIGHLIGHTS

Dividend Opportunities	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	95.8%
Industrials	17.5%
Energy	13.9%
Consumer Discretionary	13.5%
Financials	12.9%
Consumer Staples	11.8%
Information Technology	10.1%
Health Care	9.3%
Materials	5.0%
Utilities	1.0%
Telecommunication Services	0.8%
Cash and Cash Equivalents	4.2%

Top 10 Equity Holdings

Company	Sector
JPMorgan Chase & Co.	Financials
Schlumberger Limited	Energy
Union Pacific Corporation	Industrials
Philip Morris International Inc.	Consumer Staples
Apple Inc.	Information Technology
Microchip Technology Incorporated	Information Technology
Home Depot, Inc. (The)	Consumer Discretionary
Anheuser-Busch InBev S.A., ADR	Consumer Staples
Goldman Sachs Group, Inc. (The)	Financials
Visa Inc., Class A	Information Technology

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2012	ANNUAL REPORT	49

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Dividend Opportunities	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	13.18%
5-year period ended 12-31-12	-1.06%
10-year period ended 12-31-12	—
Since inception of Portfolio(3) through 12-31-12	5.32%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	12-30-03 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

50	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Dividend Opportunities (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Aerospace & Defense – 4.1%
Boeing Company (The)	128	$9,680
Honeywell International Inc.	97	6,172

		15,852

Apparel, Accessories & Luxury Goods – 1.7%
V.F. Corporation	45	6,718

Brewers – 3.0%
Anheuser-Busch InBev S.A., ADR (A)	133	11,665

Broadcasting – 0.7%
CBS Corporation, Class B	74	2,806

Casinos & Gaming – 2.1%
Las Vegas Sands, Inc.	89	4,087
Wynn Resorts, Limited	37	4,217

		8,304

Computer Hardware – 3.2%
Apple Inc. (A)	23	12,393

Construction & Farm Machinery & Heavy Trucks – 3.5%
Caterpillar Inc.	45	4,071
Deere & Company	110	9,491

		13,562

Consumer Finance – 1.8%
Capital One Financial Corporation	123	7,102

Data Processing & Outsourced Services – 3.7%
Paychex, Inc.	121	3,765
Visa Inc., Class A	71	10,740

		14,505

Department Stores – 0.5%
Macy’s Inc.	52	2,025

Distillers & Vintners – 2.2%
Diageo plc, ADR	73	8,475

Diversified Banks – 2.1%
Wells Fargo & Company	236	8,063

Diversified Chemicals – 1.1%
Dow Chemical Company (The)	132	4,260

Diversified Metals & Mining – 1.3%
Rio Tinto plc, ADR	88	5,106

Fertilizers & Agricultural Chemicals – 2.6%
Monsanto Company	45	4,259
Mosaic Company (A)	100	5,672

		9,931

General Merchandise Stores – 0.8%
Target Corporation	51	3,012

COMMON STOCKS (Continued)	Shares	Value
Home Improvement Retail – 3.2%
Home Depot, Inc. (The)	195	$12,088

Homebuilding – 3.0%
D.R. Horton, Inc.	340	6,718
M.D.C. Holdings, Inc.	124	4,542

		11,260

Household Products – 1.2%
Colgate-Palmolive Company	45	4,737

Industrial Conglomerates – 2.5%
General Electric Company	465	9,756

Industrial Machinery – 2.1%
Eaton Corporation (A)	75	4,057
Pentair, Inc. (A)	80	3,939

		7,996

Integrated Oil & Gas – 3.7%
Chevron Corporation	29	3,152
Exxon Mobil Corporation	107	9,287
Royal Dutch Petroleum Company, New York Shares	29	2,017

		14,456

Integrated Telecommunication Services – 0.8%
CenturyLink, Inc.	83	3,235

Investment Banking & Brokerage – 2.9%
Goldman Sachs Group, Inc. (The)	89	11,359

Multi-Utilities – 1.0%
PG&E Corporation	93	3,743

Oil & Gas Drilling – 1.9%
Seadrill Limited	197	7,261

Oil & Gas Equipment & Services – 6.9%
Halliburton Company	126	4,362
National Oilwell Varco, Inc.	119	8,154
Schlumberger Limited	202	13,969

		26,485

Oil & Gas Storage & Transportation – 1.4%
MarkWest Energy Partners, L.P.	109	5,550

Other Diversified Financial Services – 4.3%
JPMorgan Chase & Co.	375	16,509

Packaged Foods & Meats – 0.5%
Mondelez Intl, Inc. Class A	74	1,890

Pharmaceuticals – 9.3%
Bristol-Myers Squibb Company	143	4,670
Eli Lilly and Company	82	4,059

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals (Continued)
GlaxoSmithKline plc, ADR	109	$4,751
Johnson & Johnson	115	8,040
Merck & Co., Inc.	100	4,088
Pfizer Inc.	417	10,449

		36,057

Property & Casualty Insurance – 1.3%
ACE Limited	62	4,972

Railroads – 5.3%
Kansas City Southern	75	6,269
Union Pacific Corporation	110	13,820

		20,089

Regional Banks – 0.5%
SunTrust Banks, Inc.	71	1,999

Restaurants – 1.5%
McDonald’s Corporation	22	1,956
Starbucks Corporation	71	3,831

		5,787

Semiconductors – 3.2%
Microchip Technology Incorporated	377	12,288

Soft Drinks – 0.5%
Coca-Cola Company (The)	54	1,948

Tobacco – 4.4%
Altria Group, Inc.	123	3,857
Philip Morris International Inc.	157	13,145

		17,002

TOTAL COMMON STOCKS – 95.8%		$370,246
(Cost: $326,242)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 3.4%
CVS Caremark Corporation, 0.280%, 1-2-13 (B)	$3,701	3,701
GlaxoSmithKline Finance plc (GTD by GlaxoSmithKline plc), 0.140%, 1-17-13 (B)	5,000	4,999
Heinz (H.J.) Finance Co. (GTD by Heinz (H.J.) Co.), 0.770%, 1-24-13 (B)	1,500	1,500
Total Capital Canada Ltd. (GTD by Total S.A.), 0.110%, 1-11-13 (B)	3,000	3,000

		13,200

2012	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS

Dividend Opportunities (in thousands)	DECEMBER 31, 2012

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.6%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (C)	$2,180	$2,180

Municipal Obligations – Taxable – 2.6%
MS Business Fin Corp, Gulf Opp Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007B (GTD by Chevron Corporation), 0.100%, 1-2-13 (C)	6,215	6,215
MS Business Fin Corp, Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron U.S.A. Inc. Proj), Ser E (GTD by Chevron Corporation), 0.100%, 1-2-13 (C)	1,179	1,179

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations – Taxable (Continued)
NYC GO Bonds, Fiscal 2006 Ser E (GTD by Bank of America, N.A.), 0.160%, 1-3-13 (C)	$2,661	$2,661

		10,055

TOTAL SHORT-TERM SECURITIES – 6.6%		$25,435
(Cost: $25,435)

Value

TOTAL INVESTMENT SECURITIES – 102.4%	$395,681
(Cost: $351,677)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.4%)	(9,243)

NET ASSETS – 100.0%	$386,438

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2012.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$370,246	$—	$—
Short-Term Securities	—	25,435	—
Total	$370,246	$25,435	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

52	ANNUAL REPORT	2012

MANAGEMENT DISCUSSION

Energy	(UNAUDITED)

David P. Ginther

Below, David P. Ginther, CPA, portfolio manager of Ivy Funds VIP Energy, discusses positioning, performance and results for the fiscal year ended December 31, 2012. He has managed the Portfolio since its inception in 2006 and has 17 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Energy	1.38%
Benchmark(s) and/or Lipper Category
S&P 1500 Energy Sector Index	4.34%
(generally reflects the performance of stocks that represent the energy market
Lipper Variable Annuity Natural Resources Funds Universe Average	1.71%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Macro events drive volatility

2012 was a difficult one across global markets, but the energy sector enjoyed healthy returns driven mostly by rising oil prices. Many macro events drove volatility and uncertainty during the year including the U.S. presidential election and uncertainty regarding Mr. Obama’s plans for energy, the looming fiscal cliff, a slowing global economy, volatility in commodity prices and concern that global demand is weakening. Europe also slipped back into recession, China’s growth slowed and Japan’s economy contracted sharply. All of this occurred in conjunction with rising worldwide oil production, especially in the U.S., and falling oil prices. Against these headwinds, however, are some positive signs, including growing corporate earnings, which are key drivers of longer-term equity performance, and equity prices that remain reasonably valued.

Sources of strength and weakness

The Portfolio underperformed both its benchmark and peer funds by a wide margin. The greatest factors driving relative underperformance were stock selection and exposure to several energy-related firms that were not represented in the index.

It is important to note that Exxon Mobil Corporation currently comprises more than a quarter of the index, and the company had a very strong year, thus driving performance for the index higher. In periods in which Exxon performs strongly, the Portfolio will benefit from owning the stock, but it is still likely to underperform the index because the Portfolio holds a much smaller weighting. This was also a factor in the Portfolio’s underperformance for the period.

Detractors to the Portfolio’s performance for the year included oilfield services companies, such as Basic Energy Services and Superior Energy Services. This underperformance was due to their exposure to North American activity, which was affected by low pressure pumping margins due to lower natural gas prices and lower natural gas drilling rig counts.

The top contributor to performance in 2012 was Cabot Oil & Gas Corporation. Headquartered in Houston, Texas, Cabot is a leading independent producer with its entire resource base located in the continental U.S. The firm enjoyed a significant rate of return for gas distributed at it Marcellus facility in northeastern Pennsylvania. It was also successful in reducing debt, even with a robust investment program that created significant growth.

Outlook

We are cautiously optimistic about the months ahead. The U.S economy has begun to show momentum, with positive indicators in consumer confidence, employment, housing and several other areas during 2012. Inflation in most emerging markets seems to reach a peak, allowing governments to move to stimulate, rather than constrain, their economic growth. Despite a double-dip scare early in the year, recession did not return to the U.S. in 2012. The cyclical housing and auto production sectors have yet to fully recover, providing further assurance that recession is not an immediate threat.

U.S. corporate balance sheets are healthy and many companies are sitting on a lot of cash, thanks to actions taken by companies to reduce costs and raise cash following the 2008 credit crisis. We anticipate that the U.S. economy will grow faster, provided we do not experience a major global crisis of some type, or unforeseen events. Granted, trouble abroad could upset the U.S economy in 2013, and we remain watchful and concerned about the U.S. tensions with Iran. Natural gas prices are likely to remain steady, given higher inventories from last year’s warm winter. Other challenges remain; slow job creation in the U.S. continues to be a rock in our nation’s path to full economic recovery. On a brighter note, however, we are cautiously optimistic that European policymakers are finding ways to manage and contain the debt crisis, although we believe this problem will take some time to correct.

In its 2012 Oil Market Report from the International Energy Agency (IEA), OPEC indicated that world demand for 2012 increased to 0.8 mb/d. Demand in 2013 is forecasted to grow roughly 1% to 90.8 million barrels per day. Adding that, the IEA’s November 2012 World Energy Outlook

2012	ANNUAL REPORT	53

carries its forecast that the U.S. will become self-sustaining in energy by 2035, with the U.S. and the rest of North America becoming a net explorer that could drastically change the direction of international oil trade with most Middle Eastern oil exports going to Asia. The IEA also anticipates that fossil fuels will remain dominant in the global energy mix, which certainly bodes well for U.S. upstream energy companies.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater sector diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Energy.

54	ANNUAL REPORT	2012

PORTFOLIO HIGHLIGHTS

Energy	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	97.2%
Energy	92.6%
Industrials	2.8%
Materials	1.8%
Cash and Cash Equivalents	2.8%

Country Weightings

North America	85.3%
United States	81.9%
Other North America	3.4%
Europe	7.5%
Pacific Basin	3.2%
Bahamas/Caribbean	1.2%
Cash and Cash Equivalents	2.8%

Top 10 Equity Holdings

Company	Sector	Industry
National Oilwell Varco, Inc.	Energy	Oil & Gas Equipment & Services
Schlumberger Limited	Energy	Oil & Gas Equipment & Services
Continental Resources, Inc.	Energy	Oil & Gas Exploration & Production
Cameron International Corporation	Energy	Oil & Gas Equipment & Services
Anadarko Petroleum Corporation	Energy	Oil & Gas Exploration & Production
Exxon Mobil Corporation	Energy	Integrated Oil & Gas
EOG Resources, Inc.	Energy	Oil & Gas Exploration & Production
Southwestern Energy Company	Energy	Oil & Gas Exploration & Production
Core Laboratories N.V.	Energy	Oil & Gas Equipment & Services
Cabot Oil & Gas Corporation	Energy	Oil & Gas Exploration & Production

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2012	ANNUAL REPORT	55

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Energy	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2006.

Average Annual Total Return(3)
1-year period ended 12-31-12	1.38%
5-year period ended 12-31-12	-3.19%
10-year period ended 12-31-12	—
Since inception of Portfolio(4) through 12-31-12	2.76%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	5-1-06 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

56	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Energy (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Coal & Consumable Fuels – 2.2%
Cameco Corporation	33	$660
Peabody Energy Corporation	30	787

		1,447

Construction & Engineering – 2.8%
Fluor Corporation	32	1,850

Diversified Metals & Mining – 1.8%
BHP Billiton Limited, ADR	16	1,220

Integrated Oil & Gas – 8.0%
Chevron Corporation	3	335
Exxon Mobil Corporation	27	2,377
Occidental Petroleum Corporation	23	1,777
Suncor Energy Inc.	27	887

		5,376

Oil & Gas Drilling – 7.9%
Ensco plc (A)	13	744
Helmerich & Payne, Inc.	31	1,757
Nabors Industries Ltd. (A)	57	819
Seadrill Limited	26	942
Transocean Inc.	24	1,069

		5,331

Oil & Gas Equipment & Services – 30.9%
Basic Energy Services, Inc. (A)	63	718
Cameron International Corporation (A)	45	2,544
Core Laboratories N.V.	20	2,137
Dresser-Rand Group Inc. (A)	23	1,302
Dril-Quip, Inc. (A)	19	1,388
FMC Technologies, Inc. (A)	29	1,225
Forum Energy Technologies, Inc. (A)	55	1,355
Halliburton Company	53	1,851
National Oilwell Varco, Inc.	48	3,264
Schlumberger Limited	41	2,834
Superior Energy Services, Inc. (A)	48	990

COMMON STOCKS (Continued)	Shares	Value

Oil & Gas Equipment & Services (Continued)
Tenaris S.A., ADR	14	$574
Weatherford International Ltd. (A)	57	634

		20,816

Oil & Gas Exploration & Production – 29.8%
Anadarko Petroleum Corporation	32	2,401
Apache Corporation	8	624
Bonanza Creek Energy, Inc. (A)	13	374
Cabot Oil & Gas Corporation	41	2,019
CNOOC Limited, ADR	4	946
Cobalt International Energy, Inc. (A)	36	877
Concho Resources Inc. (A)	8	608
Continental Resources, Inc. (A)	38	2,797
EOG Resources, Inc.	20	2,361
Gulfport Energy Corporation (A)	14	552
Laredo Petroleum Holdings, Inc. (A)	17	306
Marathon Oil Corporation	11	337
Noble Energy, Inc.	17	1,740
Oasis Petroleum LLC (A)	23	741
Petroleum Development Corporation (A)	10	320
Pioneer Natural Resources Company	8	821
Southwestern Energy Company (A)	65	2,185

		20,009

Oil & Gas Refining & Marketing – 3.0%
Clean Energy Fuels Corp. (A)	37	459
Marathon Petroleum Corporation (A)	20	624
Marathon Petroleum Corporation	14	907

		1,990

COMMON STOCKS (Continued)	Shares	Value

Oil & Gas Storage & Transportation – 10.8%
El Paso Pipeline Partners, L.P.	30	$1,102
Enbridge Inc.	17	732
Kinder Morgan Management, LLC (A)	12	909
Kinder Morgan, Inc.	35	1,229
MarkWest Energy Partners, L.P.	19	946
Regency Energy Partners LP	29	635
Targa Resources Corp.	15	806
Williams Companies, Inc. (The)	27	889

		7,248

TOTAL COMMON STOCKS – 97.2%		$65,287
(Cost: $62,363)

SHORT-TERM SECURITIES	Principal
Master Note – 2.7%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (B)	$1,834	1,834

TOTAL SHORT-TERM SECURITIES – 2.7%		$1,834
(Cost: $1,834)

TOTAL INVESTMENT SECURITIES – 99.9%		$67,121
(Cost: $64,197)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		91

NET ASSETS – 100.0%		$67,212

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$65,287	$—	$—
Short-Term Securities	—	1,834	—
Total	$65,287	$1,834	$—

2012	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS

Energy (in thousands)	DECEMBER 31, 2012

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Country Diversification

(as a % of net assets)
United States	81.9%
Canada	3.4%
Netherlands	3.2%
Australia	1.8%
Norway	1.4%

Country Diversification (Continued)

Hong Kong	1.4%
Bermuda	1.2%
United Kingdom	1.1%
Other Countries	1.8%
Other+	2.8%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

58	ANNUAL REPORT	2012

MANAGEMENT DISCUSSION

Global Bond	(UNAUDITED)

Mark G. Beischel

Daniel J. Vrabac

Below, Mark G. Beischel, CFA, and Daniel J. Vrabac, portfolio managers of IVY Funds VIP Global Bond, discuss positioning, performance and results for the fiscal year ended December 31, 2012. Mr. Beischel has 19 years of industry experience and Mr. Vrabac has 34 years of industry experience. Both have managed the Portfolio since its August 2010 inception

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Global Bond	6.41%
Benchmark(s) and/or Lipper Category
Barclays Capital Multiverse Index	4.84%
(generally reflects the performance of the global bond market)
Lipper Variable Annuity Global Income Funds Universe Average	9.68%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

The past year brought no resolution to the issues and uncertainties that investors have faced since the onset of the global financial crisis and the European crisis. Global markets and the global economy remain in unchartered waters. Simply put, dealing with very high levels of debt and a slowing global economy increases the range of possible outcomes. This results in a greater dispersion of investor expectations and significant volatility in markets.

Global growth has been decidedly weak over the past couple of quarters. U.S. growth is significantly below expectations, as private spending is lackluster and government fiscal stimulus has run its course. In Europe, the ongoing tensions in the periphery have led to elevated financial stress and several European nations have been pushed into recession by fiscal austerity programs. What was once a banking crisis and sovereign debt crisis has now become a broader economic crisis as the entire European region slips into a recession. In China, the economy’s potential growth rate is slowing significantly. The country has not been able to continue its rapid growth pace without an even faster increase in its debt. The increasing debt load is problematic for the Chinese banking system and, ultimately, government fiscal policy. It is likely that the new Chinese administration will be forced to deal with the growth in debt, and this will slow real and potential growth in years ahead.

Global financial markets took a turn for the better in mid summer as large central banks promised increased liquidity. The European Central Bank initiated the Outright Monetary Transactions program, which is designed to help struggling European governments get sufficient funding. The Federal Reserve (Fed) has indicated that it will keep policy rates low until 2015. For the first time ever, the Fed implemented numerical thresholds for its policy guidance — stating they expect the policy rate to remain highly accommodative at least as long as the unemployment rate remains above 6.5% and the inflation rate is below 2.5%. Japan has a new administration that is bent on creating inflationary growth, to the point of reducing the independence of the central bank. On the back of this easing by central banks, riskier assets performed reasonably well. U.S. Treasuries witnessed some volatility, but are trading in a tight range and yields are still at very low levels.

Seeking low volatility

As for the Portfolio’s overall strategy, we are currently maintaining a low duration and have built in plenty of liquidity. We believe shorter duration will enable the Portfolio to focus on higher yielding corporate bonds while greater liquidity will allow us to be more responsive to changing market environments.

We continue to focus on maintaining proper diversification for the Portfolio. The Portfolio has the opportunity to invest in different securities, sectors, countries and currencies. This flexibility allows us to attempt to invest in securities that have less volatility with a reasonable yield that we believe will reward investors over the longer term.

Given the extreme volatility and uncertainty in global markets, the Portfolio’s currency exposure remains overwhelmingly in the U.S. dollar. The high U.S dollar exposure led the Portfolio to outperform the index, before the effects of sales charge. The Portfolio’s performance against its peer group was hampered by the Portfolio’s shorter duration and the Portfolio holding a larger level of cash than is typical with the redemption of a sponsor’s seed money that occurred in August 2012. We believe there will be better opportunities to add foreign currency bonds to the portfolio going forward, especially in the emerging markets.

We continue to search for value in the corporate bond space. Some of the best returns have been and will continue to be from emerging market bonds. Given investors’ ongoing search for yield, however, yields on many bonds are at all-time lows today. Caution is warranted in this market environment, and opportunistic investments are crucial for successful investing. This outlook underlies our short duration and ample-liquidity strategy.

2012	ANNUAL REPORT	59

Looking ahead

Given our expectation of slow growth globally in 2013, we expect interest rates to remain low overall (exceptions are the European peripheral nations, which may continue to see rates move higher). The Fed has indicated that it will keep policy rates low until late 2015. The short end of the Treasury yield curve (five years and in) should be less volatile due to the Fed’s commitment to low policy rates. Regarding inflation, the economy is growing too slowly, excess capacity abounds in labor and capital markets, and private sector lending is moribund. Wage growth, especially real wage growth, is so weak that there is absolutely no reason for this to be a cause of inflation.

A slowing economy means slowing corporate profitability. With corporate profits already at an all-time peak, we believe it will be very difficult to repeat the past year’s performance. This means that equities may weaken in the months ahead, and corporate bond spreads may widen. However, both equities and bonds domestically and globally will witness a lot of volatility and there will be no straight-line movement up or down. All of this uncertainty leads us to believe that we are in a benign environment for the U.S. dollar, in spite of the U.S.’s well-known domestic problems. The U.S. continues to be a safe haven globally and will continue to attract funds from outside the U.S. In this scenario, we will look for opportunities to make long-term investments in foreign currencies in certain emerging markets should they weaken versus the dollar. The Portfolio maintains a high degree of liquidity in short term Treasuries and cash. We believe that under the scenarios discussed there will be opportunities to find better valuations for the Portfolio. We remain focused on providing a reasonable income flow to the investor and closely monitoring the risk to invested capital.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Fixed-income securities are subject to interest rate risk, so the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other U.S. government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Global Bond.

60	ANNUAL REPORT	2012

PORTFOLIO HIGHLIGHTS

Global Bond	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Bonds	66.8%
Corporate Debt Securities	47.8%
United States Government and Government Agency Obligations	16.0%
Other Government Securities	3.0%
Cash and Cash Equivalents and Equities	33.2%

Quality Weightings

Investment Grade	44.4%
AA	17.5%
A	2.5%
BBB	24.4%
Non-Investment Grade	22.4%
BB	14.2%
B	5.4%
CCC	0.2%
Non-rated	2.6%
Cash and Cash Equivalents and Equities	33.2%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

Country Weightings

North America	23.1%
United States	19.8%
Other North America	3.3%
South America	19.8%
Brazil	10.2%
Argentina	3.7%
Other South America	5.9%
Europe	16.5%
Russia	7.7%
Luxembourg	3.7%
Other Europe	5.1%
Pacific Basin	9.8%
Other	2.3%
Cash and Cash Equivalents	28.5%

2012	ANNUAL REPORT	61

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Global Bond	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of August 31, 2010.

Average Annual Total Return(3)
1-year period ended 12-31-12	6.41%
5-year period ended 12-31-12	—
10-year period ended 12-31-12	—
Since inception of Portfolio(4) through 12-31-12	2.66%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	8-23-10 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

62	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Consumer Finance – 0.7%
Banco Latinoamericano de Comercio Exterior, S.A.	4	$75

Diversified Chemicals – 0.5%
Dow Chemical Company (The)	2	56

Electric Utilities – 1.2%
PPL Corporation	3	76
Transmissora Alianca de Energia Eletrica S.A. (A)(B)	5	51

		127

Oil & Gas Drilling – 0.4%
Seadrill Partners LLC (A)	2	46

Pharmaceuticals – 1.3%
Bristol-Myers Squibb Company	2	50
GlaxoSmithKline plc (B)	4	96

		146

Semiconductors – 0.4%
Intel Corporation	2	44

Water Utilities – 0.2%
Aguas Andinas S.A. (B)	34	24

TOTAL COMMON STOCKS – 4.7%		$518
(Cost: $509)

CORPORATE DEBT SECURITIES	Principal
Aerospace & Defense – 1.5%
Bombardier Inc., 7.500%, 3-15-18 (C)	$50	$56
Embraer Overseas Limited, 6.375%, 1-24-17	100	112

		168

Agricultural Products – 2.0%
CCL Finance Limited, 9.500%, 8-15-14	100	111
Corporacion Pesquera Inca S.A.C., 9.000%, 2-10-17	100	107

		218

Airlines – 1.4%
Aeropuertos Argentina 2000 S.A., 10.750%, 12-1-20 (C)	53	47
TAM Capital 2 Inc., 9.500%, 1-29-20	100	111

		158

Broadcasting – 2.0%
Globo Comunicacoe e Participacoes S.A., 6.250%, 12-20-49 (D)	200	216

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Coal & Consumable Fuels – 2.0%
Indo Integrated Energy II B.V., 9.750%, 11-5-16	$100	$109
PT Adaro Indonesia, 7.625%, 10-22-19	100	111

		220

Construction Materials – 1.0%
Cemex SAB de CV, 9.000%, 1-11-18 (C)	100	108

Diversified Banks – 8.9%
Banco Bradesco S.A., 4.125%, 5-16-16 (C)	200	211
Banco Cruzeiro do Sul S.A., 7.000%, 7-8-13 (E)	115	24
Banco de Credito del Peru, 4.750%, 3-16-16 (C)	100	106
Banco Santander Chile, S.A., 6.500%, 9-22-20 (F)	CLP50,000	104
Bancolombia S.A., 4.250%, 1-12-16	$100	105
Sberbank Rossii OAO, 6.480%, 5-15-13	100	101
State Bank of India, 4.500%, 10-23-14	100	104
VTB Capital S.A., 6.000%, 4-12-17 (C)	200	215

		970

Diversified Metals & Mining – 0.6%
Glencore Funding LLC, 6.000%, 4-15-14 (C)	60	63

Electric Utilities – 4.5%
Compania de Transporte de Energia Electrica en Alta Tension TRANSENER S.A., 9.750%, 8-15-21 (C)	50	18
Emgesa S.A. E.S.P., 8.750%, 1-25-21 (F)	COP25,000	17
Empresa Distribuidora y Comercializadora Norte S.A., 9.750%, 10-25-22 (C)	$50	22
Listrindo Capital B.V., 6.950%, 2-21-19 (C)	200	222
Majapahit Holding B.V., 7.750%, 10-17-16	100	118
Rural Electrification Corporation Limited, 4.250%, 1-25-16	100	103

		500

Food Distributors – 0.9%
Olam International Limited, 7.500%, 8-12-20	100	94

Homebuilding – 1.1%
Desarrolladora Homex, S.A. de C.V., 7.500%, 9-28-15	25	25

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Homebuilding (Continued)
URBI, Desarrollos Urbanos, S.A. de C.V., 8.500%, 4-19-16	$100	$99

		124

Household Appliances – 0.7%
Controladora Mabe, S.A. de C.V.: 6.500%, 12-15-15	50	53
6.500%, 12-15-15 (C)	25	27

		80

Independent Power Producers & Energy Traders – 1.0%
China Resources Power Holdings Company Limited, 3.750%, 8-3-15	100	104

IT Consulting & Other Services – 0.2%
iGATE Corporation, 9.000%, 5-1-16	25	27

Marine – 2.8%
PB Issuer (No. 2) Limited, Convertible, 1.750%, 4-12-16	90	88
SCF Capital Limited, 5.375%, 10-27-17	200	206

		294

Multi-Utilities – 0.7%
Black Hills Corporation, 9.000%, 5-15-14	65	72

Oil & Gas Drilling – 3.1%
Lancer Finance Company (SPV) Limited, 5.850%, 12-12-16 (C)	65	68
Noble Group Limited, 4.875%, 8-5-15	100	103
QGOG Atlantic/Alaskan Rigs Ltd., 5.250%, 7-30-18 (C)	165	173

		344

Oil & Gas Exploration & Production – 4.5%
Essar Energy Investment Limited, Convertible, 4.250%, 2-1-16	100	72
Novatek Finance Limited, 5.326%, 2-3-16 (C)	200	215
Pacific Rubiales Energy Corp., 8.750%, 11-10-16 (C)	100	111
Pan American Energy LLC, 7.875%, 5-7-21	100	86

		484

2012	ANNUAL REPORT	63

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2012

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Oil & Gas Storage & Transportation – 2.7%
Empresas Publicas de Medellin E.S.P., 8.375%, 2-1-21 (F)	COP	130,000	$85
TransCapital Limited, 5.670%, 3-5-14 (C)		$200	209

			294

Packaged Foods & Meats – 2.2%
BFF International Limited, 7.250%, 1-28-20		100	119
Bunge Limited Finance Corp., 5.350%, 4-15-14		25	26
JBS Finance II Ltd., 8.250%, 1-29-18 (C)		100	106

			251

Paper Products – 0.2%
Inversiones CMPC S.A., 4.750%, 1-19-18 (C)		25	26

Restaurants – 1.2%
Arcos Dorados Holdings, Inc., 10.250%, 7-13-16 (F)		BRL 250	130

Steel – 1.7%
ArcelorMittal, 5.375%, 6-1-13		$75	76
Steel Capital S.A., 6.700%, 10-25-17		100	110

			186

Wireless Telecommunication Service – 0.9%
VIP Finance Ireland Limited, 8.375%, 4-30-13		100	102

TOTAL CORPORATE DEBT SECURITIES – 47.8%			$5,233
(Cost: $5,207)

OTHER GOVERNMENT SECURITIES
Argentina – 0.9%
City of Buenos Aires, 12.500%, 4-6-15 (C)		100	98

OTHER GOVERNMENT SECURITIES (Continued)	Principal	Value
Supranational – 0.6%
Central American Bank for Economic Integration, 5.375%, 9-24-14	$58	$62

Venezuela – 1.5%
Corporacion Andina de Fomento, 3.750%, 1-15-16	155	163

TOTAL OTHER GOVERNMENT SECURITIES – 3.0%		$323
(Cost: $325)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 16.0%
United States Treasury Notes:
0.625%, 8-31-17	1,500	1,498
2.125%, 8-15-21	100	105
1.750%, 5-15-22	145	146

		1,749

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS –16.0%		$1,749
(Cost: $1,741)

SHORT-TERM SECURITIES
Commercial Paper – 25.1%
Air Products and Chemicals, Inc., 0.150%, 1-9-13 (G)	$250	$250
Bemis Company, Inc., 0.320%, 1-14-13 (G)	250	250
BHP Billiton Finance (USA) Limited (GTD by BHP Billiton Limited), 0.160%, 1-28-13 (G)	250	250
Coca-Cola Company (The), 0.060%, 1-17-13 (G)	250	250
Harley-Davidson Funding Corp. (GTD by Harley-Davidson, Inc.), 0.300%, 1-11-13 (G)	250	250
Heinz (H.J.) Finance Co. (GTD by Heinz (H.J.) Co.), 0.270%, 1-23-13 (G)	250	250

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
John Deere Canada ULC (GTD by Deere & Company), 0.140%, 2-6-13 (G)	$250	$250
Kroger Co. (The), 0.400%, 1-3-13 (G)	250	250
Nestle Finance International Ltd.(GTD by Nestle S.A.), 0.150%, 1-22-13 (G)	250	250
St. Jude Medical, Inc., 0.440%, 1-15-13 (G)	250	250
Straight-A Funding, LLC (GTD by Federal FinancingBank), 0.250%, 3-5-13 (G)	250	250

		2,750

Master Note – 2.3%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (H)	250	250

TOTAL SHORT-TERM SECURITIES – 27.4%		$3,000
(Cost: $3,000)

TOTAL INVESTMENT SECURITIES – 98.9%		$10,823
(Cost: $10,782)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.1%		118

NET ASSETS – 100.0%		$10,941

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

64	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Global Bond (in thousands)	DECEMBER 31, 2012

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the total value of these securities amounted to $2,101 or 19.2% of net assets.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.

(E)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(F)	Principal amounts are denominated in the indicated foreign currency, where applicable (BRL—Brazilian Real, CLP—Chilean Peso and COP—Columbian Peso).

(G)	Rate shown is the yield to maturity at December 31, 2012.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at December 31, 2012:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	British Pound	Barclays Capital, Inc.	62	9–12–13	$—	$2

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$397	$121	$—
Corporate Debt Securities	—	5,165	68
Other Government Securities	—	323	—
United States Government Obligations	—	1,749	—
Short-Term Securities	—	3,000	—
Total	$397	$10,358	$68

Liabilities
Forward Foreign Currency Contracts	$—	$2	$—

The following acronym is used throughout this schedule:

GTD = Guaranteed

Country Diversification

(as a % of net assets)
United States	19.8%
Brazil	10.2%
Russia	7.7%
Argentina	3.7%
Luxembourg	3.7%
Columbia	3.0%
Netherlands	2.9%
Mexico	2.8%
India	2.5%
Indonesia	2.1%

Country Diversification (Continued)

Singapore	1.8%
Panama	1.7%
American Samoa	1.6%
Venezuela	1.5%
Chile	1.4%
United Kingdom	1.2%
China	1.0%
Norway	1.0%
Canada	0.5%
Other Countries	1.4%
Other+	28.5%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	65

MANAGEMENT DISCUSSION

Global Natural Resources	(UNAUDITED)

Frederick Sturm

Ivy Funds VIP Global Natural Resources is subadvised by Mackenzie Financial Corp. of Canada. Below, Frederick Sturm, CFA, portfolio manager of Ivy Funds VIP Global Natural Resources, discusses positioning, performance and results for the fiscal year ended December 31, 2012. He has managed the Portfolio for eight years and has 32 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Global Natural Resources	1.89%
Benchmark(s)/Lipper Category
Morgan Stanley Commodity Related Index	–0.51%
(generally representative of an unmanaged group of natural resources stocks)
Lipper Variable Annuity Natural Resources Funds Universe Average	1.71%
(generally reflects the performance of the universe of funds with similar investment objectives)
MSCI AC World IMI 55% Energy + 45% Materials Index	6.30%
(generally reflects the performance of the energy and materials stocks in developed and emerging markets.)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Multiple indexes are shown because the Fund invests in stocks, bonds and other instruments.

Difficult global economy improves late in year

Economic growth remained slow in key countries throughout much of the fiscal year ended December 31, 2012, although it improved somewhat as the year progressed. Given the political and fiscal uncertainties in the U.S., economic data were better than many expected and showed improvement by late in the year. Investors were encouraged about a continued recovery in housing, autos and other sectors. In addition, the fiscal cliff of spending cuts and tax increases was avoided with a compromise on income taxes, although several issues must be resolved early in 2013. The Federal Reserve during the year implemented “Quantitative Easing 3” to buy $40 billion per month of mortgage-backed bonds through at least mid-2015, adding to prior stimulus programs to boost the economy. Some market and political uncertainty was relieved with the re-election of U.S. President Barack Obama in November.

Elsewhere, most of Europe was in recession during the year as the region dealt with an ongoing sovereign debt and banking crisis. Leaders continued to propose new ways to address the problems, but a lasting solution was not forthcoming. At mid-year, the head of the European Central Bank (ECB) said the bank would do “whatever it takes” to defend the eurozone, easing fears of a breakup in the European Union. The ECB in September announced unlimited buying of bonds with maturities up to three years. China completed its selection of new leadership for the coming decade in the final quarter of the year. Xi Jinping will become president beginning in March 2013. China continued to show solid economic growth, despite earlier fears of a “hard landing” and severe slowdown. Instead, it showed a solid pace of recovery during the year across several industries and sectors. Japan selected a new prime minister late in the year with a platform of very loose monetary policy and a weaker yen. The Bank of Japan continued to increase its asset purchase programs during the year, allowing markets to rise while earnings and economic growth ratcheted down through the year. There also were leadership changes in Japan, Greece, France, the Netherlands and South Korea. Given slow global growth, markets increasingly monitor the monetary and fiscal policies of key economies, and the impact of leadership changes can affect those policies.

Energy, materials sectors were key influences

The Portfolio finished a difficult year for natural resources with a slight gain (before the effect of sales charges), matching the average of its peer group but underperforming its blended benchmark. The Portfolio during the year maintained about half its weight in energy stocks with the bulk of the remaining Portfolio weight devoted to materials stocks. We used equity call options during the year to gain additional exposure to several individual energy securities, and the combined effect in some cases detracted from relative performance. These included Occidental Petroleum Corp. and Peabody Energy Corp. Negative security selection in the materials sector also hurt performance relative to the blended index. Holdings in the sector that were among the greatest detractors included Allegheny Technologies Inc., Suzano Bahia Sul Papel E Celulose S.A., Walter Industries, Inc. and Molycorp Inc. (Walter Industries, Inc., and Molycorp Inc. no longer are holdings in the Portfolio.) The Portfolio’s overall result for the fiscal year reflected in part the strong security selection in the energy sector, where the Portfolio had its largest individual position for most of the year. Four of the top five greatest contributors to relative performance were in that sector: Cabot Oil & Gas Corporation, Plains Exploration & Production Company, Ensco plc and Valero Energy Corporation. The rapid expansion of shale-oil production was a major element in U.S. energy growth and a dominant market theme all year, with the strongest rewards accruing to refiners that had lower input costs compared with global competitors.

The largest position at year-end was a major mining company in the materials sector — Rio Tinto plc — which also ranked among the top five individual contributing positions to the Portfolio for the year. The Portfolio also benefited from investments in various pipelines and oil/gas service providers, but was hurt by holdings related to coal producers. Coal faced intense price competition from cheap natural gas in power plant and other power generation applications. One of the more interesting elements of the past year was the number of takeovers among natural resources

66	ANNUAL REPORT	2012

companies. The Portfolio identified and held stocks in several companies that became attractive targets earlier in the year, including Xstrata plc and Solutia Inc., and Plains Exploration and Production Company late in the year. We think these speak to our process in identifying potential investment opportunities and our valuation assessment methods.

Outlook for better global growth

Entering 2013, we generally remain optimistic about the global economy and equities markets. We think global growth can accelerate during the next 12 to 18 months, led by Asia. We expect inflation to be relatively contained in 2013, with an upward bias in some emerging markets. Provided the U.S. can resolve its near-term budget and debt ceiling issues, we also think there are several areas of support for the U.S. economy, which can influence natural resources markets domestically and abroad. Within the current economic environment, we believe offshore energy has an opportunity to flourish and believe it is likely to remain a focus for the Portfolio, along with energy services firms and refiners. We also think natural gas may provide some investment opportunity, as prices already appear quite low to us. We think mining firms and coal producers could rebound if China’s economy has finished its slowing and faster growth resumes there, as well as in other emerging markets.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets. Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations. Investing in physical commodities exposes the fund to other risk considerations such as potentially severe price fluctuations over short periods of time. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Global Natural Resources.

2012	ANNUAL REPORT	67

PORTFOLIO HIGHLIGHTS

Global Natural Resources	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	90.3%
Energy	54.4%
Materials	32.1%
Industrials	2.6%
Information Technology	1.1%
Consumer Staples	0.1%
Purchased Options	4.7%
Cash and Cash Equivalents	5.0%

Country Weightings

North America	65.1%
United States	54.1%
Canada	11.0%
Europe	20.0%
United Kingdom	10.4%
Switzerland	5.3%
Other Europe	4.3%
Pacific Basin	5.1%
Bahamas/Caribbean	0.1%
South America	0.0%
Cash and Cash Equivalents and Options	9.7%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Rio Tinto plc	United Kingdom	Materials	Diversified Metals & Mining
Cabot Oil & Gas Corporation	United States	Energy	Oil & Gas Exploration & Production
Noble Corporation	Switzerland	Energy	Oil & Gas Drilling
First Quantum Minerals Ltd.	Canada	Materials	Diversified Metals & Mining
Ensco plc	United Kingdom	Energy	Oil & Gas Drilling
Pioneer Natural Resources Company	United States	Energy	Oil & Gas Exploration & Production
Cameron International Corporation	United States	Energy	Oil & Gas Equipment & Services
Oil States International, Inc.	United States	Energy	Oil & Gas Equipment & Services
Freeport-McMoRan Copper & Gold Inc., Class B	United States	Materials	Diversified Metals & Mining
Valero Energy Corporation	United States	Energy	Oil & Gas Refining & Marketing

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

68	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Global Natural Resources	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

(3)	Blended index is represented by 55% of the MSCI AC World IMI Energy Index and 45% of the MSCI AC World IMI Materials Index.

Average Annual Total Return(4)
1-year period ended 12-31-12	1.89%
5-year period ended 12-31-12	-8.91%
10-year period ended 12-31-12	—
Since inception of Portfolio(5) through 12-31-12	4.70%

(4)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(5)	4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2012	ANNUAL REPORT	69

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Australia – 0.5%
Perseus Mining Limited (A)	384	$850

Brazil – 0.0%
Suzano Bahia Sul Papel E Celulose S.A. (A)	18	63

Canada – 11.0%
Detour Gold Corporation (A)	114	2,860
First Quantum Minerals Ltd.	339	7,468
Goldcorp Inc.	79	2,904
Osisko Mining Corporation (A)	90	724
Potash Corporation of Saskatchewan Inc.	67	2,726
Southern Pacific Resource Corp. (A)	212	274
Suncor Energy Inc. (A)	40	1,315
Tahoe Resources Inc. (A)	45	823
Uranium One Inc. (A)	203	479
Western Forest Products, Inc. (A)	154	202

		19,775

Cayman Islands – 0.1%
Vinda International Holdings Limited	120	166

China – 2.2%
China Metal Recycling (Holdings) Limited (A)	1,900	1,993
China Shenhua Energy Company Limited, H Shares	10	45
GCL-Poly Energy Holdings Limited	9,500	1,967
Sino-Forest Corporation, Class A (A)	590	—	*

		4,005

Cyprus – 1.4%
Buried Hill Energy (Cyprus) Public Company Limited (A)(B)	70	186
Ocean Rig UDW Inc. (A)	150	2,245

		2,431

Germany – 0.5%
Lanxess AG	10	838

Netherlands – 1.4%
Chicago Bridge & Iron Company N.V., NY Shares	19	881
LyondellBasell Industries N.V., Class A	30	1,712

		2,593

Norway – 0.4%
Aker Solutions ASA	35	725

COMMON STOCKS (Continued)	Shares	Value

Russia – 0.5%
Mechel OAO, ADR	19	$37
OJSC Oil Company Rosneft, GDR	95	860

		897

South Korea – 2.2%
LG Chem, Ltd. (A)	13	4,001

Switzerland – 5.3%
Noble Corporation	215	7,487
Weatherford International Ltd. (A)	180	2,014

		9,501

Thailand – 0.2%
Banpu Public Company Limited	33	448

United Kingdom – 10.4%
BG Group plc	60	1,001
Ensco plc (A)	115	6,817
Randgold Resources Limited, ADR	15	1,489
Rio Tinto plc	160	9,332

		18,639

United States – 54.1%
Allegheny Technologies Incorporated	17	516
Anadarko Petroleum Corporation	23	1,709
Atwood Oceanics, Inc. (A)	27	1,213
Berry Plastics Group, Inc. (A)	130	2,091
Boise Inc.	120	954
Cabot Oil & Gas Corporation	180	8,954
Cameron International Corporation (A)	115	6,494
Celanese Corporation, Series A	93	4,141
Crown Holdings, Inc. (A)	40	1,472
Denbury Resources Inc. (A)	60	972
Domtar Corporation (A)	1	84
Eastman Chemical Company	13	851
FMC Technologies, Inc. (A)	4	171
Freeport-McMoRan Copper & Gold Inc., Class B	180	6,156
Georgia Gulf Corporation	8	310
Gulfport Energy Corporation (A)	58	2,217
Halliburton Company	112	3,885
KBR, Inc.	122	3,650
Laredo Petroleum Holdings, Inc. (A)	19	341
Marathon Oil Corporation	50	1,533
Marathon Petroleum Corporation	37	2,331
McDermott International, Inc. (A)	65	716
Monsanto Company	2	189

COMMON STOCKS (Continued)	Shares	Value
United States – Continued
Mosaic Company (A)	52	$2,945
National Oilwell Varco, Inc.	52	3,554
Noble Energy, Inc.	26	2,645
Occidental Petroleum Corporation (C)	40	3,064
Oceaneering International, Inc.	4	215
Oil States International, Inc. (A)	90	6,439
Parker Hannifin Corporation	2	170
Pioneer Natural Resources Company	63	6,715
Plains Exploration & Production Company (A)	130	6,102
Reliance Steel & Aluminum Co.	3	186
Schlumberger Limited	86	5,959
Southwestern Energy Company (A)	14	468
Stillwater Mining Company (A)	2	26
Valero Energy Corporation	180	6,142
WPX Energy, Inc. (A)	135	2,009

		97,589

TOTAL COMMON STOCKS – 90.2%		$162,521
(Cost: $173,209)

PREFERRED STOCKS
Russia – 0.1%
Mechel OAO	32	126

United States – 0.0%
Konarka Technologies, Inc., 8.000% Cumulative (A)(B)	68	—	*

TOTAL PREFERRED STOCKS – 0.1%		$126
(Cost: $760)

70	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands)	DECEMBER 31, 2012

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Value
Barrick Gold Corporation, Call $30.00, Expires 1-22-13	2,000	$1,020
CMX Gold Future, Call $1400.00, Expires 5-28-13	12	338
Goldcorp Inc., Call $25.00, Expires 1-19-13	1,225	1,433
National Oilwell Varco, Inc., Call $55.00, Expires 1-19-13	750	1,009
Occidental Petroleum Corporation, Call $55.00, Expires 5-18-13	925	2,037
Potash Corporation of Saskatchewan Inc., Call $25.00, Expires 1-19-13	1,000	1,570

PURCHASED OPTIONS (Continued)	Number of Contracts (Unrounded)	Value
Schlumberger Limited, Call $50.00, Expires 5-20-13	500	$989

TOTAL PURCHASED OPTIONS – 4.7%		$8,396
(Cost: $8,956)

SHORT-TERM SECURITIES	Principal
Master Note – 0.8%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (D)	$1,402	$1,402

SHORT-TERM SECURITIES (continued)	Principal	Value
Municipal Obligations – Taxable – 4.2%
MS Business Fin Corp, Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron U.S.A. Inc. Proj), Ser E (GTD by Chevron Corporation), 0.100%, 1-2-13 (D)	$7,582	$7,582

TOTAL SHORT-TERM SECURITIES – 5.0%		$8,984
(Cost: $8,984)

TOTAL INVESTMENT SECURITIES – 100.0%		$180,027
(Cost: $191,909)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(88)

NET ASSETS – 100.0%		$179,939

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted securities. At December 31, 2012, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Market Value
Buried Hill Energy (Cyprus) Public Company Limited	5–1–07 to 4–17–08	70	$118	$186
Konarka Technologies, Inc., 8.000% Cumulative	8–31–07	68	211	—

			$329	$186

The total value of these securities represented 0.1% of net assets at December 31, 2012.

(C)	All or a portion of the security position has been pledged as collateral on open futures contracts.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date the variable rate resets.

2012	ANNUAL REPORT	71

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands)	DECEMBER 31, 2012

The following forward foreign currency contracts were outstanding at December 31, 2012:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation		Unrealized Depreciation
Sell	British Pound	Canadian Imperial Bank of Commerce	2,526	1-18-13	$—		$37
Sell	British Pound	Bank of New York Mellon (The)	394	2-1-13	—		6
Sell	British Pound	Royal Bank of Canada	600	2-8-13	—		16
Sell	British Pound	Toronto-Dominion Bank (The)	207	3-1-13	—		6
Sell	British Pound	State Street Global Markets	342	3-15-13	—	*	—
Sell	British Pound	State Street Global Markets	1,951	3-15-13	—		23
Sell	Canadian Dollar	State Street Global Markets	1,930	1-11-13	18		—
Sell	Canadian Dollar	Royal Bank of Canada	829	1-18-13	8		—
Sell	Canadian Dollar	Toronto-Dominion Bank (The)	2,851	1-18-13	17		—
Sell	Canadian Dollar	Bank of New York Mellon (The)	2,737	2-1-13	2		—
Sell	Canadian Dollar	Royal Bank of Canada	2,266	2-8-13	—		6
Sell	Canadian Dollar	Bank of New York Mellon (The)	2,475	2-15-13	10		—
Sell	Canadian Dollar	Bank of New York Mellon (The)	1,355	3-1-13	15		—
Sell	Canadian Dollar	Canadian Imperial Bank of Commerce	2,130	3-15-13	21		—
Sell	Euro	Royal Bank of Canada	336	1-18-13	—		2
Sell	Euro	Toronto-Dominion Bank (The)	270	2-8-13	—		12
Sell	South Korean Won	Canadian Imperial Bank of Commerce	721,200	2-1-13	—		17
Sell	South Korean Won	Bank of New York Mellon (The)	766,800	3-6-13	—		15
Sell	South Korean Won	Royal Bank of Canada	435,000	3-15-13	—		5

					$91		$145

The following futures contracts were outstanding at December 31, 2012 (contracts unrounded):

Description	Type	Expiration Date	Number of Contracts	Market Value	Unrealized Appreciation
S&P 500 E-mini	Short	3-15-13	64	$(4,545)	$3

72	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Global Natural Resources (in thousands) DECEMBER 31, 2012

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Staples	$—	$166	$—
Energy	95,340	2,218	186
Industrials	4,701	—	—
Information Technology	—	1,967	—
Materials	41,703	16,240	—	*
Total Common Stocks	$141,744	$20,591	$186
Preferred Stocks	—	126	—
Purchased Options	2,928	5,468	—
Short-Term Securities	—	8,984	—
Total	$150,140	$29,701	$186
Forward Foreign Currency Contracts	$—	$91	$—
Futures Contracts	$3	$—	$—
Liabilities
Forward Foreign Currency Contracts	$—	$145	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GDR = Global Depositary Receipts

GTD = Guaranteed

Market Sector Diversification
(as a % of net assets)
Energy	54.4%
Materials	32.1%
Industrials	2.6%
Information Technology	1.1%
Consumer Staples	0.1%
Other+	9.7%

+Includes options, cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	73

MANAGEMENT DISCUSSION

Growth	(UNAUDITED)

Daniel P. Becker

Philip J. Sanders

Below, Daniel P. Becker, CFA, and Philip J. Sanders, CFA, portfolio managers of Ivy Funds VIP Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2012. Mr. Becker has managed the Portfolio since 2006 and has 24 years of industry experience. Mr. Sanders has managed the Portfolio since 1998 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Growth	12.75%
Benchmark(s) and/or Lipper Category
Russell 1000 Growth Index	15.26%
(generally reflects the performance of securities that represent the large-cap growth market)
Lipper Variable Annuity Large-Cap Growth Funds Universe Average	15.96%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

For some time now, global central banks have responded to weaker-than-desired economic growth by embarking on a series of expansionary monetary policies. The Federal Reserve (Fed) has committed to leaving interest rates unchanged from the current historically low levels until a meaningful improvement in unemployment occurs; the European Central Bank has unequivocally indicated its intention to stand behind its member banks; and most recently, the Bank of Japan has initiated a monetary easing policy similar to that of the Fed. This is all occurring at a time when the leadership transition in China is now complete and there is growing evidence that the country has successfully negotiated a “soft landing.” The net effect of these developments is that fears of global systemic risk have greatly receded and market sentiment has markedly improved. This is reflected in the dramatic narrowing in European credit spreads and a fall in stock correlations back to more normal levels. To be sure, we are not out of the woods yet and would not be surprised to see more market volatility around the upcoming debt ceiling debate. As with most things out of Washington, the process is likely to be messy but will eventually get resolved — at least temporarily.

Sources of strength and weakness

The Portfolio posted a solid double digit return for year 2012 but underperformed the benchmarks, Russell 1000 Growth Index and Lipper Variable Annuity Large-Cap Growth Funds Universe Average. Portfolio performance was hampered by an underweighting and unfavorable stock selection in the health care sector, as well as underperformance in key consumer discretionary and energy holdings. Performance benefited from strong stock selection in the technology sector and an underweighting in the relatively weak performing consumer staples sector, but this was not enough to offset the aforementioned factors. The Portfolio’s underperformance was generally limited to the first half of the year when markets were particularly volatile and fears of a European debt crisis resurfaced. During this period, the Portfolio’s modest cyclical tilt and exposure to leading multinational growth companies proved detrimental as the strength of the global growth outlook was called into question.

The Portfolio’s philosophy and investment process has remained consistent over time and continues to focus on identifying structurally advantaged companies that can generate superior levels of profitability and growth over the long term. Our higher-quality focus did not prove particularly helpful over the course of 2012, but has resulted in a very solid long-term track record and we believe it will be a positive factor in the future as well. With corporate profit margins at or near record levels, earnings growth will increasingly be dependent on top-line growth — something that will clearly be a challenge given the structural and global economic headwinds that currently exist.

Despite our relatively weak outlook for corporate profit growth, we see a stabilizing global economy and expansionary monetary policies as key positives. Valuations are reasonable, in our view, and opportunities exist for companies with unique product cycles, end markets or structural drivers to shine in a slow-growth world. We have not materially changed the Portfolio’s composition in the face of the fiscal cliff and debt ceiling debates, as ultimately we believe there will be some form of compromise that does not significantly change the growth trajectory of the economy. Currently, the bulk of the Portfolio consists of companies that we believe possess a strong secular growth outlook and do not need much help from economic tailwinds. Key areas of underweight are the more cyclical industrial sector due to potential earnings risk and the traditionally defensive consumer staples sector due to limited growth potential and unappealing valuations.

Outlook

As 2013 unfolds, we continue to expect relatively slow economic growth both at home and abroad. Despite continued improvement in the U.S. housing and auto sectors, it will be very challenging, in our view, for the U.S. economy to gain significant momentum in the face of the fiscal drag associated with higher taxes and lower government spending. Combined with broad-based austerity programs throughout Europe and the eventual normalization of monetary policy from global central bankers, we expect a prolonged slow-growth environment for the global economy. The good news is that there are pockets of strength and the global easing cycle remains firmly in place. Furthermore, U.S. corporations have never been better positioned for such an environment given their rock solid balance sheets, near record operating margins and exceptional free cash flow generation.

74	ANNUAL REPORT	2012

The re-emergence of global macroeconomic fears in the spring of last year created a number of market anomalies that now represent attractive opportunities, in our view. One winning strategy in 2012 consisted of owning companies that aggressively deployed capital on behalf of shareholders via dividends and share buybacks. The most “defensive” of companies that followed this playbook now appear richly valued by historical measures in an environment where systemic risk has been greatly reduced. We believe there is much better value in those companies with higher growth/profitability metrics and lower, but rising payout ratios. Consequently, those companies with the highest dividend growth, rather than absolute yield, may be the better stocks in the year ahead and we are finding many attractive opportunities that fit this profile in our universe of growth companies. Given the slower-than-expected global recovery, persistently low cost of capital and rising cash balances, management teams of many growth companies have become more willing to return excess cash to shareholders. To be clear, they are not willing to pass on attractive investment opportunities; however, if economic growth remains sluggish, they will be in a stronger position than most to deploy capital in a shareholder-friendly manner. Our investment style, which focuses on structurally advantaged companies with superior financial characteristics, could be a significant beneficiary of this trend.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Growth.

2012	ANNUAL REPORT	75

PORTFOLIO HIGHLIGHTS

Growth	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	96.8%
Information Technology	31.0%
Consumer Discretionary	24.7%
Consumer Staples	9.1%
Industrials	8.4%
Health Care	7.2%
Energy	6.5%
Telecommunication Services	4.1%
Materials	4.0%
Financials	1.8%
Cash and Cash Equivalents	3.2%

Top 10 Equity Holdings

Company	Sector
Apple Inc.	Information Technology
Visa Inc., Class A	Information Technology
MasterCard Incorporated, Class A	Information Technology
Monsanto Company	Materials
CBS Corporation, Class B	Consumer Discretionary
Philip Morris International Inc.	Consumer Staples
Schlumberger Limited	Energy
National Oilwell Varco, Inc.	Energy
Google Inc., Class A	Information Technology
Precision Castparts Corp.	Industrials

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

76	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Growth (UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	12.75%
5-year period ended 12-31-12	0.97%
10-year period ended 12-31-12	6.97%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2012	ANNUAL REPORT	77

SCHEDULE OF INVESTMENTS

Growth (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Aerospace & Defense – 3.7%
Boeing Company (The)	200	$15,095
Precision Castparts Corp.	119	22,446

		37,541

Apparel Retail – 0.7%
Limited Brands, Inc.	155	7,290

Apparel, Accessories & Luxury Goods – 0.7%
Under Armour, Inc., Class A (A)	144	6,998

Application Software – 1.5%
Intuit Inc.	254	15,119

Asset Management & Custody Banks – 1.8%
T. Rowe Price Group, Inc.	267	17,370

Automotive Retail – 2.4%
AutoZone, Inc. (A)	53	18,856
O’Reilly Automotive, Inc. (A)	55	4,945

		23,801

Biotechnology – 4.4%
Amgen Inc.	175	15,106
Biogen Idec Inc. (A)	55	8,126
Gilead Sciences, Inc. (A)	270	19,794

		43,026

Brewers – 2.0%
Anheuser-Busch InBev S.A., ADR (A)	224	19,597

Broadcasting – 4.2%
CBS Corporation, Class B	939	35,736
Discovery Holding Company, Class A (A)	87	5,542

		41,278

Cable & Satellite – 1.5%
Time Warner Cable Inc.	158	15,346

Casinos & Gaming – 4.3%
Las Vegas Sands, Inc.	480	22,143
Wynn Resorts, Limited	173	19,416

		41,559

Communications Equipment – 2.1%
QUALCOMM Incorporated	340	21,066

Computer Hardware – 7.1%
Apple Inc. (A)	130	69,454

Data Processing & Outsourced Services – 9.2%
MasterCard Incorporated, Class A	86	42,054
Visa Inc., Class A	318	48,126

		90,180

Distillers & Vintners – 0.8%
Beam Inc.	132	8,064

COMMON STOCKS (Continued)	Shares	Value
Fertilizers & Agricultural Chemicals – 4.0%
Monsanto Company	418	$39,545

Footwear – 0.5%
NIKE, Inc., Class B	106	5,449

Home Improvement Retail – 2.3%
Home Depot, Inc. (The)	199	12,332
Lowe’s Companies, Inc.	283	10,042

		22,374

Hotels, Resorts & Cruise Lines – 0.5%
Starwood Hotels & Resorts Worldwide, Inc.	92	5,269

Household Products – 0.6%
Colgate-Palmolive Company	54	5,666

Industrial Conglomerates – 0.8%
Danaher Corporation	138	7,737

Industrial Machinery – 0.8%
Pentair, Inc. (A)	152	7,446

Internet Retail – 2.3%
Amazon.com, Inc. (A)	89	22,427

Internet Software & Services – 3.8%
eBay Inc. (A)	180	9,199
Facebook, Inc., Class A (A)	182	4,852
Google Inc., Class A (A)	34	23,948

		37,999

IT Consulting & Other Services – 1.8%
Cognizant Technology Solutions Corporation, Class A (A)	243	17,987

Motorcycle Manufacturers – 1.0%
Harley-Davidson, Inc.	212	10,344

Oil & Gas Equipment & Services – 6.5%
Core Laboratories N.V.	40	4,340
National Oilwell Varco, Inc.	411	28,106
Schlumberger Limited	463	32,091

		64,537

Packaged Foods & Meats – 0.9%
Mead Johnson Nutrition Company	134	8,849

Personal Products – 1.4%
Estee Lauder Companies, Inc. (The), Class A	225	13,445

Pharmaceuticals – 2.8%
Allergan, Inc.	174	15,971
Johnson & Johnson	174	12,183

		28,154

COMMON STOCKS (Continued)	Shares	Value
Railroads – 3.1%
Kansas City Southern	190	$15,878
Union Pacific Corporation	115	14,470

		30,348

Restaurants – 3.7%
McDonald’s Corporation	111	9,756
Starbucks Corporation	414	22,193
YUM! Brands, Inc.	75	5,000

		36,949

Retail Stores – 0.6%
Dollar General Corporation (A)	145	6,393

Semiconductor Equipment – 0.4%
ASML Holding N.V., NY Registry Shares (A)	63	4,077

Semiconductors – 2.7%
Altera Corporation	497	17,113
Microchip Technology Incorporated	309	10,064

		27,177

Systems Software – 2.4%
Oracle Corporation	427	14,218
VMware, Inc., Class A (A)	103	9,649

		23,867

Tobacco – 3.4%
Philip Morris International Inc.	418	34,961

Wireless Telecommunication Service – 4.1%
American Tower Corporation, Class A (A)	218	16,860
Crown Castle International Corp. (A)	230	16,604
SBA Communications Corporation (A)	107	7,585

		41,049

TOTAL COMMON STOCKS –96.8%		$959,738
(Cost: $800,079)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 2.9%
Bank of Nova Scotia, 0.020%, 1-2-13 (B)	$4,640	4,640

78	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Growth (in thousands)	DECEMBER 31, 2012

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
BHP Billiton Finance (USA) Limited (GTD by BHP Billiton Limited), 0.130%, 1-11-13 (B)	$4,000	$4,000
CVS Caremark Corporation, 0.280%, 1-2-13 (B)	1,480	1,480
Ecolab Inc., 0.320%, 1-23-13 (B)	4,000	3,999
Harley-Davidson Funding Corp. (GTD by Harley-Davidson, Inc.), 0.360%, 1-10-13 (B)	3,000	3,000
Kroger Co. (The), 0.400%, 1-3-13 (B)	5,000	4,999
Total Capital Canada Ltd. (GTD by Total S.A.), 0.110%, 1-11-13 (B)	4,000	4,000

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
Wisconsin Electric Power Co., 0.190%, 1-3-13 (B)	$3,000	$3,000

		29,118

Master Note – 0.4%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (C)	3,880	3,880

TOTAL SHORT-TERM SECURITIES – 3.3%		$32,998
(Cost: $32,998)

Value

TOTAL INVESTMENT SECURITIES – 100.1%	$992,736
(Cost: $833,077)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1%)	(736)

NET ASSETS – 100.0%	$992,000

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2012.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$959,738	$—	$—
Short-Term Securities	—	32,998	—
Total	$959,738	$32,998	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	79

MANAGEMENT DISCUSSION

High Income	(UNAUDITED)

William M. Nelson

Below, William M. Nelson, portfolio manager of Ivy Funds VIP High Income, discusses positioning, performance and results for the fiscal year ended December 31, 2012. He has managed the Portfolio since 1999 and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP High Income (at net asset value)	18.64%
Benchmark(s) and/or Lipper Category
Bank of America Merrill Lynch U.S. High Yield Index	15.58%
(reflects the performance of securities generally representing the high-yield sector of the bond market)
Citigroup High Yield Market Index	15.17%
(reflects the performance of securities generally representing the high-yield sector of the bond market)
Lipper High Yield Funds Universe Average	14.06%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

The Portfolio’s benchmark index changed in March 2012 to the Bank of America Merrill Lynch High Yield Index. For comparison purposes, both indexes are included in this year’s report.

The Portfolio outperformed its benchmark, before the effects of sales charges, for the fiscal year ending December 31, 2012. The performance was the result of credit selection, primarily lower quality issues that performed well during the quarter. We continue to operate the Portfolio in what we consider a “recovery mode.” This means we are focused on companies that, although they would benefit from an improving economy, do not need overall economic growth to assure their continued performance. As in the past, we continue to focus the Portfolio on individual issuers and situations which we believe provide the best risk/reward characteristics.

Yields spiked early in the Portfolio’s fiscal year amid growing concern about the sovereign debt crisis. Yields were progressively tighter through much of the year other than the widening that came amid volatility in the spring. Spreads continued to tighten through the remainder of the year. As a result, yields now sit at all-time lows, limiting price appreciation. However, we believe the Portfolio will continue to benefit from its coupon structure.

Low-yield environment

Demand in the high-yield space is strong, with potential investor groups that include retail investors, exchange traded funds, and pensions and annuities that are striving to meet return commitments.

We expect strong demand in the high-yield space to continue at least until other options emerge for investors seeking a specific level of return. Yield still remains an exceptionally valuable commodity, despite the fact that supply has been robust, although mostly in refinancing and less so in new issuance. We expect defaults in the sector to remain low as long as corporate balance sheets continue to show the strength we have seen in recent quarters. That said, we have taken a slightly more defensive posture with the Portfolio than we have in the past. We have become more active in the bank loan market, which typically, but not always, has a secured position in the capital structure. In terms of credit quality, we are generally more likely to prefer a B credit, with its lower yield, than the risks associated with a CCC-rated issue.

Overall, we are constructive on the high-yield outlook, but are also somewhat cautious as we expect volatility to continue, particularly connected to the ongoing political maneuvering in the U.S. We will look to capitalize on these bouts of uncertainty if we believe they create good opportunities in the high-yield space.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. Investing in high income securities may carry a greater risk of non-payment of interest or principal than higher-rated bonds. In addition to the risks typically associated with fixed-income securities, loan participations in which the Portfolio may invest carry other risks, including the risk of insolvency of the lending bank or other intermediary. Loan participations may be unsecured or not fully collateralized, may be subject to restrictions on resale and sometimes trade infrequently on the secondary market. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP High Income.

80	ANNUAL REPORT	2012

PORTFOLIO HIGHLIGHTS

High Income ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Bonds	93.0%
Corporate Debt Securities	76.9%
Senior Loans	15.9%
Municipal Bonds	0.2%
Cash and Cash Equivalents and Equities	7.0%

Quality Weightings

Investment Grade	1.7%
AA	0.2%
BBB	1.5%
Non-Investment Grade	91.3%
BB	5.6%
B	55.5%
CCC	29.0%
Non-rated	1.2%
Cash and Cash Equivalents and Equities	7.0%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

2012	ANNUAL REPORT	81

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

High Income	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	18.64%
5-year period ended 12-31-12	10.43%
10-year period ended 12-31-12	9.75%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

82	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Casinos & Gaming – 0.0%
Pinnacle Entertainment, Inc. (A)	6	$98

Food Retail – 0.1%
Roundy’s Supermarkets, Inc.	91	405

Gas Utilities – 0.0%
Suburban Propane Partners, L.P.	4	138

Integrated Telecommunication Services –0.5%
CenturyLink, Inc.	45	1,745

Oil & Gas Storage & Transportation – 0.1%
Inergy, L.P.	33	598

Railroads – 0.1%
Kansas City Southern	5	451

TOTAL COMMON STOCKS – 0.8%		$3,435
(Cost: $3,606)

PREFERRED STOCKS
Consumer Finance – 0.3%
Ally Financial Inc., 8.125%	22	586
Ally Financial Inc., 8.500%	18	463

		1,049

Trucking – 0.0%
Swift Services Holdings, Inc., 6.000% Cumulative (B)	15	140

TOTAL PREFERRED STOCKS – 0.3%		$1,189
(Cost: $1,129)

WARRANTS
Agricultural Products – 0.0%
ASG Consolidated LLC, Expires 5-15-18 (C)	1	36

TOTAL WARRANTS – 0.0%		$36
(Cost: $72)

CORPORATE DEBT SECURITIES	Principal
Aerospace & Defense – 0.2%
Silver II Borrower SCA and Silver II US Holdings, 7.750%, 12-15-20 (B)	$704	$729

Agricultural Products – 0.7%
American Seafoods Group LLC, 10.750%, 5-15-16 (B)	1,383	1,418

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Agricultural Products (Continued)
ASG Consolidated LLC, 15.000%, 5-15-17 (B)(D)	$1,728	$1,572

		2,990

Alternative Carriers – 2.2%
Level 3 Communications, Inc.:
11.875%, 2-1-19	4,715	5,434
8.875%, 6-1-19 (B)	513	546
Level 3 Communications, Inc. and Level 3 Financing, Inc., 7.000%, 6-1-20 (B)	1,354	1,415
Level 3 Financing, Inc.:
8.125%, 7-1-19	2,051	2,236
8.625%, 7-15-20	377	418

		10,049

Apparel Retail – 0.3%
J.Crew Group, Inc., 8.125%, 3-1-19	1,279	1,353

Apparel, Accessories & Luxury Goods – 0.4%
Liz Claiborne, Inc., 10.500%, 4-15-19 (B)	1,813	2,008

Auto Parts & Equipment – 3.1%
Affinia Group Inc., 10.750%, 8-15-16 (B)	1,160	1,257
Exide Technologies, 8.625%, 2-1-18	807	684
Icahn Enterprises L.P., 8.000%, 1-15-18	2,376	2,552
IDQ Acquisition Corp., 14.000%, 10-1-17 (B)(D)	1,799	1,817
IDQ Holdings, Inc., 11.500%, 4-1-17 (B)	3,346	3,605
Schaeffler Finance B.V.:
7.750%, 2-15-17 (B)	2,264	2,513
8.500%, 2-15-19 (B)	1,709	1,931

		14,359

Automotive Manufacturers – 0.4%
Chrysler Group LLC and CG:
8.000%, 6-15-19	475	518
8.250%, 6-15-21	988	1,087

		1,605

Automotive Retail – 1.7%
Asbury Automotive Group, Inc.:
7.625%, 3-15-17	351	362
8.375%, 11-15-20	2,142	2,378
Sonic Automotive, Inc.:
9.000%, 3-15-18	3,440	3,775
7.000%, 7-15-22 (B)	985	1,079

		7,594

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Biotechnology – 0.6%
VWR Funding, Inc., 7.250%, 9-15-17 (B)	$2,648	$2,780

Broadcasting – 1.3%
Cumulus Media Inc., 7.750%, 5-1-19	3,645	3,582
Harron Communications, L.P. and Harron Finance Corporation, 9.125%, 4-1-20 (B)	550	602
LIN Television Corporation, 6.375%, 1-15-21 (B)	1,548	1,625

		5,809

Building Products – 2.4%
Ainsworth Lumber Co. Ltd., 7.500%, 12-15-17 (B)	463	485
HD Supply, Inc.:
11.000%, 4-15-20 (B)	1,699	2,005
11.500%, 7-15-20 (B)	3,116	3,509
Isabelle Acquisition Sub Inc., 10.000%, 11-15-18 (B)(D)	2,827	3,067
Ply Gem Industries, Inc., 8.250%, 2-15-18 (B)	2,042	2,124

		11,190

Cable & Satellite – 1.9%
Cablevision Systems Corporation, 5.875%, 9-15-22	2,593	2,595
Cequel Communications Holdings I, LLC and Cequel Capital Corporation, 6.375%, 9-15-20 (B)	234	244
Nara Cable Funding Limited, 8.875%, 12-1-18 (B)	321	327
Univision Communications Inc., 6.750%, 9-15-22 (B)	929	959
WaveDivision Escrow LLC and WaveDivision Escrow Corp., 8.125%, 9-1-20 (B)	673	697
WideOpenWest Finance LLC and WideOpenWest CapitalCorp.:
10.250%, 7-15-19 (B)	1,930	2,051
13.375%, 10-15-19 (B)	1,375	1,454

		8,327

Casinos & Gaming – 0.3%
MGM Mirage, 11.375%, 3-1-18	600	726
MGM Resorts International, 10.000%, 11-1-16	560	648

		1,374

2012	ANNUAL REPORT	83

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2012

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Coal & Consumable Fuels – 0.4%
Arch Coal, Inc., 9.875%, 6-15-19 (B)	$1,596	$1,660

Construction & Engineering – 0.3%
J.M. Huber Corporation, 9.875%, 11-1-19 (B)	915	1,016
USG Corporation, 9.750%, 1-15-18	213	241

		1,257

Construction Materials – 1.2%
Headwaters Incorporated, 7.625%, 4-1-19	1,048	1,114
Headwaters Incorporated, Convertible, 8.750%, 2-1-16	2,475	2,548
Hillman Group, Inc. (The), 10.875%, 6-1-18	1,407	1,513

		5,175

Consumer Finance – 3.1%
Speedy Cash Intermediate Holdings Corp., 10.750%, 5-15-18 (B)	2,089	2,225
TMX Finance Holdings Inc., 11.000%, 10-15-15 (B)(D)	1,075	1,075
TMX Finance LLC and TitleMax Finance Corporation:
13.250%, 7-15-15	590	655
TransUnion Holding Company, Inc., 8.125%, 6-15-18 (B)(D)	4,093	4,226
TransUnion LLC and TransUnion Financing Corporation, 9.625%, 6-15-18	5,680	6,007

		14,188

Containers – 0.4%
BOE Merger Corporation, 9.500%, 11-1-17 (B)(D)	1,609	1,609

Data Processing & Outsourced Services – 2.0%
Alliance Data Systems Corporation:
5.250%, 12-1-17 (B)	5,000	5,076
6.375%, 4-1-20 (B)	3,358	3,576

		8,652

Diversified Banks – 0.5%
Bank of America Corporation:
8.000%, 12-29-49 (E)	1,450	1,604
8.125%, 12-29-49 (E)	426	472

		2,076

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Chemicals – 0.2%
Kinove German Bondco GmbH, 10.000%, 6-15-18 (B)(F)	EUR598	$872

Diversified Metals & Mining – 2.1%
American Gilsonite Holding Company, 11.500%, 9-1-17 (B)	$1,905	$1,962
FMG Resources Pty Ltd.:
6.375%, 2-1-16 (B)	300	311
6.000%, 4-1-17 (B)	653	666
6.875%, 2-1-18 (B)	300	310
8.250%, 11-1-19 (B)	1,169	1,245
6.875%, 4-1-22 (B)	2,739	2,800
Inmet Mining Corporation, 7.500%, 6-1-21 (B)	746	774
Walter Energy Inc., 9.875%, 12-15-20 (B)	1,163	1,297

		9,365

Diversified Support Services – 0.5%
Nexeo Solutions, LLC, 8.375%, 3-1-18	2,146	2,028

Diversified Telecom – 0.4%
Consolidated Communications Finance Co., 10.875%, 6-1-20 (B)	1,710	1,881

Education Services – 2.8%
Laureate Education, Inc.:
12.750%, 8-15-17 (B)(E)	3,040	3,222
9.250%, 9-1-19 (B)	9,103	9,512

		12,734

Electric Utilities – 0.5%
Alliant Holdings, 7.875%, 12-15-20 (B)	2,202	2,202

Electronic Components – 0.5%
WireCo WorldGroup Inc., 9.500%, 5-15-17	2,090	2,215

Electronic Manufacturing Services – 0.9%
Jabil Circuit, Inc.:
8.250%, 3-15-18	470	571
4.700%, 9-15-22	451	474
KEMET Corporation, 10.500%, 5-1-18	3,015	2,974

		4,019

Environmental & Facilities Services – 0.6%
Heckmann Corporation:
9.875%, 4-15-18	1,509	1,558
9.875%, 4-15-18 (B)	896	918

		2,476

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Environmental Services – 0.3%
Clean Harbors, Inc., 5.125%, 6-1-21 (B)	$1,180	$1,221

Food Distributors – 3.0%
Michael Foods Holding, Inc., 8.500%, 7-15-18 (B)(D)	3,792	3,868
U.S. Foodservice, Inc., 8.500%, 6-30-19 (B)	6,225	6,349
Viskase Companies, Inc., 9.875%, 1-15-18 (B)	3,325	3,392

		13,609

General Merchandise Stores – 0.3%
Pantry, Inc., (The), 8.375%, 8-1-20 (B)	1,100	1,150

Health Care Equipment – 0.6%
DJO Finance LLC and DJO Finance Corporation, 9.750%, 10-15-17	420	374
Immucor, Inc., 11.125%, 8-15-19	2,147	2,415

		2,789

Health Care Facilities – 3.2%
Acadia Healthcare Company, Inc., 12.875%, 11-1-18	1,558	1,885
Alere Inc., 7.250%, 7-1-18 (B)	1,820	1,825
Chiron Merger Sub, Inc., 12.500%, 11-1-19 (B)	811	771
INC Research, LLC, 11.500%, 7-15-19 (B)	375	388
Kindred Healthcare, Inc., 8.250%, 6-1-19	756	735
Physio-Control International, Inc., 9.875%, 1-15-19 (B)	1,080	1,185
Tenet Healthcare Corporation:
6.750%, 2-1-20 (B)	1,408	1,450
6.875%, 11-15-31	1,993	1,794
Truven Health Analytics, 10.625%, 6-1-20 (B)	4,000	4,261

		14,294

Health Care Services – 0.9%
MedImpact Holdings, Inc., 10.500%, 2-1-18 (B)	2,770	3,071
WP Rocket Merger Sub, Inc., 10.125%, 7-15-19 (B)	830	801

		3,872

Health Care Technology – 0.7%
MedAssets, Inc., 8.000%, 11-15-18	2,998	3,253

84	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2012

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Home Furnishings – 1.0%
Empire Today, LLC and Empire Today Finance Corp., 11.375%, 2-1-17 (B)	$4,026	$4,278

Independent Power Producers & Energy Traders – 0.7%
NRG Energy, Inc.:
7.625%, 5-15-19	1,280	1,370
7.875%, 5-15-21	1,600	1,776

		3,146

Industrial Machinery – 0.1%
Dematic S.A. and DH Services Luxembourg S.a.r.l., 7.750%, 12-15-20 (B)	469	469

Investment Banking & Brokerage – 1.7%
E*TRADE Financial Corporation:
6.750%, 6-1-16	780	821
6.000%, 11-15-17	2,500	2,556
6.375%, 11-15-19	2,500	2,563
GFI Group Inc., 8.625%, 7-19-18	1,735	1,522

		7,462

IT Consulting & Other Services – 0.8%
iGATE Corporation, 9.000%, 5-1-16	2,411	2,613
SRA International, Inc. and Sterling Merger, Inc., 11.000%, 10-1-19	1,089	1,111

		3,724

Leasing – 0.2%
Aircastle Limited, 6.250%, 12-1-19 (B)	944	984

Leisure Facilities – 1.0%
Palace Entertainment Holdings, LLC, 8.875%, 4-15-17 (B)	3,242	3,412
Viking Cruises, Ltd., 8.500%, 10-15-22 (B)	1,110	1,199

		4,611

Marine – 1.1%
TRAC Intermodal LLC and TRAC Intermodal Corp., 11.000%, 8-15-19 (B)	4,720	4,909

Metal & Glass Containers – 2.2%
Consolidated Container Company LLC and Consolidated Container Capital, Inc., 10.125%, 7-15-20 (B)	5,329	5,701

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Metal & Glass Containers (Continued)
Plastipak Holdings, Inc., 10.625%, 8-15-19 (B)	$4,215	$4,816

		10,517

Movies & Entertainment – 0.7%
AMC Entertainment Holdings, Inc., 9.750%, 12-1-20	990	1,143
Carmike Cinemas, Inc., 7.375%, 5-15-19	1,813	1,958

		3,101

Multi-Line Insurance – 0.3%
American International Group, Inc., 8.175%, 5-15-58	1,135	1,478

Oil & Gas Drilling – 0.4%
RDS Ultra-Deepwater Ltd, 11.875%, 3-15-17 (B)	1,560	1,755

Oil & Gas Equipment & Services – 0.4%
Global Geophysical Services, Inc.:
10.500%, 5-1-17	1,133	997
10.500%, 5-1-17	1,002	892

		1,889

Oil & Gas Exploration & Production – 1.0%
Armstrong Energy, Inc., 11.750%, 12-15-19 (B)	3,647	3,492
Plains Exploration & Production Company:
6.500%, 11-15-20	443	491
6.875%, 2-15-23	443	506

		4,489

Oil & Gas Refining & Marketing – 2.9%
Energy Partners Ltd., 8.250%, 2-15-18	3,016	3,106
EP Energy, 9.375%, 5-1-20	986	1,112
EP Energy LLC and Everest Acquisition Finance Inc., 7.750%, 9-1-22	336	356
Everest Acquisition, LLC and Everest Acquisition Finance, Inc., 6.875%, 5-1-19	370	401
Offshore Group Investment Limited, 7.500%, 11-1-19 (B)	2,850	2,879
PetroBakken Energy Ltd., 8.625%, 2-1-20 (B)	265	269
Samson Investment Company, 9.750%, 2-15-20 (B)	3,481	3,681

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Refining & Marketing (Continued)
Shelf Drilling Holdings, Ltd., 8.625%, 11-1-18 (B)	$1,327	$1,360

		13,164

Oil Services – 0.4%
EPL Oil & Gas, Inc., 8.250%, 2-15-18 (B)	1,106	1,137
Sidewinder Drilling Inc, 9.750%, 11-15-19 (B)	667	670

		1,807

Packaged Foods & Meats – 1.0%
Bumble Bee Foods, LLC:
9.000%, 12-15-17 (B)	2,212	2,378
9.625%, 3-15-18 (B)(D)	2,175	2,153

		4,531

Paper Packaging – 0.9%
AOT Bedding Super Holdings, 8.125%, 10-1-20 (B)	552	552
Reynolds Group Holdings Limited:
9.000%, 4-15-19	2,880	2,995
8.250%, 2-15-21	280	284

		3,831

Pharmaceuticals – 1.6%
Jaguar Holding Co I, 9.375%, 10-15-17 (B)(D)	4,410	4,631
Jaguar Holding Company II and Jaguar Merger Sub Inc., 9.500%, 12-1-19 (B)	2,114	2,399

		7,030

Precious Metals & Minerals – 0.4%
Prince Mineral Holding Corp, 11.500%, 12-15-19 (B)	1,792	1,855

Restaurants – 4.4%
Alphabet Holding Company, Inc., 7.750%, 11-1-17 (B)(D)	882	908
Carrols Restaurant Group, Inc., 11.250%, 5-15-18 (B)	2,037	2,231
CKE Holdings, Inc., 10.500%, 3-14-16 (B)(D)	7,796	8,263
Dave & Buster’s, Inc., 0.000%, 2-15-16 (B)	5,280	3,920
NPC International, Inc., 10.500%, 1-15-20	2,438	2,828
Ruby Tuesday, Inc., 7.625%, 5-15-20 (B)	1,198	1,144

2012	ANNUAL REPORT	85

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2012

CORPORATE DEBT SECURITIES (Continued)	Principal		Value
Restaurants (Continued)
Shearer’s Foods LLC, and Chip Finance Corporation, 9.000%, 11-1-19		$846	$888

			20,182

Retail Stores – 2.0%
Fifth & Pacific Companies, Inc., 10.500%, 4-15-19 (B)		1,227	1,359
Jo-Ann Stores Holdings, Inc., 9.750%, 10-15-19 (B)(D)		3,220	3,249
PETCO Holdings Inc, 8.500%, 10-15-17 (B)		2,744	2,819
Radio Systems Corp, 8.375%, 11-1-19 (B)		443	462
Toys “R” Us, Inc., 10.375%, 8-15-17		1,067	1,112

			9,001

Security & Alarm Services – 0.4%
Monitronics International, Inc., 9.125%, 4-1-20		1,795	1,849

Semiconductor Equipment – 0.0%
Photronics, Inc., Convertible, 3.250%, 4-1-16		170	171

Semiconductors – 0.6%
Freescale Semiconductor, Inc., 8.050%, 2-1-20		1,302	1,296
Micron Technology, Inc., Convertible:
1.500%, 8-1-31		461	426
1.875%, 8-1-31		135	123
3.125%, 5-1-32 (B)		849	827

			2,672

Service – Other – 1.2%
B-Corp Merger Sub, Inc., 8.250%, 6-1-19		1,635	1,635
Emdeon, Inc., 11.000%, 12-31-19		2,204	2,545
ServiceMaster Company (The), 8.000%, 2-15-20		1,124	1,172

			5,352

Specialized Consumer Services – 1.1%
Carlson Wagonlit B.V.:
6.875%, 6-15-19 (B)		2,243	2,366
7.500%, 6-15-19 (B)(F)	EUR	1,787	2,518

			4,884

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized Finance – 1.3%
CNG Holdings, Inc., 9.375%, 5-15-20 (B)	$675	$685
International Lease Finance Corporation:
5.875%, 4-1-19	815	858
5.875%, 8-15-22	1,234	1,306
WM Finance Corp., 11.500%, 10-1-18	959	1,108
WM Holdings Finance Corp., 13.750%, 10-1-19	1,495	1,749

		5,706

Specialized REITs – 0.9%
CNL Lifestyles Properties, Inc., 7.250%, 4-15-19	4,326	4,131

Specialty Chemicals – 1.0%
Taminco Acquisition Corporation, 9.125%, 12-15-17 (B)(D)	4,490	4,434

Specialty Stores – 0.7%
New Academy Finance Co LLC, 8.000%, 6-15-18 (B)(D)	3,274	3,315

Steel – 0.2%
Severstal Columbus LLC, 10.250%, 2-15-18	720	758

Technology – 1.5%
Atlantis Merger Sub, Inc. and SoftBrands, Inc., 11.500%, 7-15-18	2,296	2,686
J2 Global, Inc., 8.000%, 8-1-20	1,502	1,562
Lawson Software, Inc., 9.375%, 4-1-19	2,351	2,639

		6,887

Technology Distributors – 0.8%
Sophia, L.P. and Sophia Finance, Inc., 9.750%, 1-15-19 (B)	3,215	3,464

Thrifts & Mortgage Finance – 0.4%
Provident Funding Associates, L.P. and PFG Finance Corp., 10.125%, 2-15-19 (B)	1,745	1,841

Wireless Telecommunication Service – 0.7%
Cricket Communications, Inc., 7.750%, 10-15-20	695	709

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Wireless Telecommunication Service (Continued)
Digicel Group Limited:
10.500%, 4-15-18 (B)	$928	$1,020
8.250%, 9-30-20 (B)	357	393
Sprint Nextel Corporation, 7.000%, 8-15-20	225	246
Wind Acquisition Finance S.A., 11.750%, 7-15-17 (B)	685	718

		3,086

TOTAL CORPORATE DEBT SECURITIES – 76.9%		$345,527
(Cost: $330,074)

MUNICIPAL BONDS
Arizona – 0.2%
AZ Hlth Fac Auth, Rev Bonds (Banner Hlth), Ser 2007B, 1.016%, 1-1-37 (E)	1,132	983

TOTAL MUNICIPAL BONDS – 0.2%		$983
(Cost: $745)

SENIOR LOANS
Broadcasting – 0.3%
Granite Broadcasting Corporation, 8.500%, 5-23-19 (E)	1,181	1,178

Building Products – 1.1%
HD Supply, Inc., 7.250%, 10-12-17 (E)	4,677	4,795

Cable & Satellite – 1.0%
WideOpenWest Finance, LLC, 6.250%, 7-17-18 (E)	3,228	3,260
Wilton Brands LLC, 7.500%, 8-7-19 (E)	1,161	1,170

		4,430

Casinos & Gaming – 0.4%
Cannery Casino Resorts LLC:
6.000%, 10-5-18 (E)	627	628
10.000%, 10-5-19 (E)	673	638
Station Casinos LLC, 3.212%, 6-16-16 (E)	368	357

		1,623

86	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2012

SENIOR LOANS (Continued)	Principal	Value
Diversified Metals & Mining – 0.2%
FMG Resources Pty Ltd, 5.250%, 10-12-17 (E)	$883	$889

Diversified Support Services – 1.4%
Advantage Sales & Marketing, Inc.:
9.250%, 6-18-18 (E)	5,184	5,197
13.000%, 12-30-18 (E)	1,100	1,106
Applied Systems, Inc., 9.500%, 6-8-17 (E)	215	215

		6,518

Electric Utilities – 0.1%
Alliant Holdings I, Inc., 0.000%, 11-26-19 (E)	547	548

Environmental & Facilities Services – 0.3%
K2 Pure Solutions Nocal, L.P., 10.000%, 9-10-15 (E)	1,367	1,353

Food Distributors – 0.5%
U.S. Foodservice, Inc.:
5.750%, 6-6-17 (E)	2,037	2,035

		2,035

Food Retail – 0.8%
Focus Brands, Inc.:
6.250%, 2-22-18 (E)	915	919
7.250%, 2-22-18 (E)	22	22
10.250%, 8-21-18 (E)	2,837	2,894

		3,835

Health Care Facilities – 0.4%
National Surgical Hospitals, Inc., 8.250%, 2-3-17 (E)	1,764	1,711

Health Care Supplies – 0.4%
Sage Products Holdings III, LLC:
5.250%, 12-13-19 (E)	711	715
0.000%, 6-13-20 (E)	142	142
9.250%, 6-13-20 (E)	1,222	1,221

		2,078

Home Furnishings – 0.4%
Spring Windows Fashions, LLC, 11.250%, 5-31-18 (E)	1,800	1,773

Hypermarkets & Super Centers – 0.6%
BJ’s Wholesale Club, Inc.:
5.750%, 9-6-19 (E)	1,337	1,352
9.750%, 3-6-20 (E)	1,337	1,370

		2,722

SENIOR LOANS (Continued)	Principal	Value
Independent Power Producers & Energy Traders – 0.5%
Texas Competitive Electric Holdings Company, LLC:
4.713%, 10-10-17 (E)	$2,177	$1,446
4.810%, 10-10-17 (E)	1,114	740

		2,186

Leisure Facilities – 0.1%
Northfield Park Associates LLC, 9.000%, 11-9-18 (E)	457	457

Metal & Glass Containers – 0.4%
Evergreen Tank Solution, Inc., 9.500%, 9-11-18 (E)	1,794	1,785

Movies & Entertainment – 1.9%
Formula One Holdings Ltd. and Alpha Topco Limited:
6.000%, 4-27-19 (E)	2,938	2,977
9.250%, 10-16-19 (E)	5,642	5,748

		8,725

Oil & Gas Exploration & Production – 1.7%
Chesapeake Energy Corporation, 5.750%, 12-2-17 (E)	8,000	8,002

Oil & Gas Refining & Marketing – 0.3%
Samson Investment Company, 6.000%, 9-25-18 (E)	1,116	1,126

Other Diversified Financial Services – 1.3%
Fairway Group Acquisition Company, 8.250%, 8-17-18 (E)	633	637
Misys plc and Magic Newco, LLC, 12.000%, 6-12-19 (E)	5,127	5,268

		5,905

Paper Packaging – 0.4%
FPC Holdings, Inc., 9.250%, 5-16-20 (E)	1,740	1,704

Paper Products – 0.7%
NewPage Corporation, 0.000%, 11-16-18 (E)	3,000	3,031

Research & Consulting Services – 0.7%
AlixPartners, LLP, 10.750%, 6-29-19 (E)	2,978	3,008

TOTAL SENIOR LOANS – 15.9%		$71,417
(Cost: $70,732)

SHORT-TERM SECURITIES	Principal	Value

Commercial Paper – 3.4%
Ecolab Inc., 0.320%, 1-23-13 (G)	$2,000	$2,000
General Mills, Inc., 0.250%, 1-15-13 (G)	4,500	4,500
Kroger Co. (The), 0.400%, 1-3-13 (G)	8,629	8,628

		15,128

Master Note – 0.4%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (H)	1,815	1,815

TOTAL SHORT-TERM SECURITIES – 3.8%		$16,943
(Cost: $16,943)

TOTAL INVESTMENT SECURITIES – 97.9%		$439,530
(Cost: $423,301)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 2.1%		9,467

NET ASSETS – 100.0%		$448,997

2012	ANNUAL REPORT	87

SCHEDULE OF INVESTMENTS

High Income (in thousands)	DECEMBER 31, 2012

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the total value of these securities amounted to $221,041 or 49.2% of net assets.

(C)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(D)	Payment-in-kind bonds.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.

(F)	Principal amounts are denominated in the indicated foreign currency, where applicable (EUR — Euro).

(G)	Rate shown is the yield to maturity at December 31, 2012.

(H)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at December 31, 2012:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Morgan Stanley International	2,600	1–14–13	$—	$70

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$3,435	$—	$—
Preferred Stocks	1,049	140	—
Warrants	—	—	36
Corporate Debt Securities	—	345,527	—
Municipal Bonds	—	983	—
Senior Loans	—	51,666	19,751
Short-Term Securities	—	16,943	—
Total	$4,484	$415,259	$19,787
Liabilities
Forward Foreign Currency Contracts	$—	$70	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Warrants	Corporate Debt Securities	Senior Loans
Beginning Balance 1-1-12	$—	$2,100	$4,951
Net realized gain (loss)	—	—	59
Net change in unrealized appreciation (depreciation)	(55)	—	921
Purchases	—	—	26,352
Sales	—	—	(11,672)
Transfers into Level 3 during the period	91	—	—
Transfers out of Level 3 during the period	—	(2,100)	(860)
Ending Balance 12-31-12	$36	$—	$19,751
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-12	$(55)	$—	$410

Quantitative Information about Level 3 fair value measurements:

	Fair Value at 12-31-12	Valuation Technique(s)	Unobservable Input(s)
Assets
Warrants	$36	Third-party vendor pricing service	Vendor quotes
Senior Loans	$19,751	Third-party vendor pricing service	Vendor quotes

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

88	ANNUAL REPORT	2012

MANAGEMENT DISCUSSION

International Core Equity	(UNAUDITED)

John C. Maxwell

Below, John C. Maxwell, CFA, portfolio manager of Ivy Funds VIP International Core Equity, discusses positioning, performance and results for the fiscal year ended December 31, 2012. Mr. Maxwell has managed the Portfolio since May 27, 2009. Mr. Maxwell has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP International Core Equity	13.33%
Benchmark(s) and/or Lipper Category
MSCI EAFE Index	17.32%
(generally reflects the performance of securities in Europe, Australasia and the Far East)
Lipper Variable Annuity International Core Funds Universe Average	17.61%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Portfolio slightly trailed a solid year for international markets

For the third year in the last four, international markets delivered solid double-digit returns and the Portfolio did the same. However, it underperformed the benchmark index. Throughout the year, overall stock selection contributed positively to performance. Poor sector weightings primarily drove the underperformance compared to the benchmark. For example, the Portfolio was a bit too cyclical in sector positioning in the first half of the year when equities markets were down, and it was too defensive in the second half during an up market. From a geographic standpoint, the biggest headwind to performance was a 10% exposure to emerging markets, where our stock selection was poor in countries not included in the benchmark that had negative returns. While that approach did not work as well for the Portfolio in 2012 as it had during several prior years, we still believe this orientation is appropriate and we will keep exposure to emerging market stocks.

A year of easy money and political change

Mario Draghi became head of the European Central Bank (ECB) in late 2011 and bought the European Union (EU) serious time during 2012 to fix its sovereign debt and banking issues. At mid-year, he said the ECB would do “whatever it takes” to defend the eurozone. This significantly reduced the probability of a near-term EU breakup in the eyes of the market. In addition, U.S. Federal Reserve Board Chairman Ben Bernanke embarked on “Quantitative Easing 3” during the year, keeping monetary policy very loose. Finally, Shinzo Abe was elected prime minister of Japan in December on a platform of very loose monetary policy and a weak yen. The Bank of Japan continued to increase its asset purchase programs during the year, allowing markets to rise while earnings and economic growth ratcheted down through the year.

There were numerous elections and changes in leadership in important governments around the world. In addition to the re-election of U.S. President Barack Obama and the new leadership in Japan, there were changes in Greece, France, Netherlands, South Korea and China. The U.S., China and Japan are the three largest economies in the world, so we expect actions by their new leaders to have a big impact on the markets. In addition, Italian and German elections scheduled in 2013 will bear watching. In a world of slow growth, high debt levels and stimulus programs, we believe government monetary and fiscal policies have become increasingly important to the investment process.

Actions in the portfolio during the year

During the March-April period, there were calls to take a more defensive investment stance, similar to 2011. We decided not to make this move, based on our view of the economic fundamentals. But political uncertainty — particularly in Europe, Asia and the U.S. — ultimately drove equities to a “risk-off” position until June, when equities markets bottomed.

After visiting many companies across Europe in June, we became more concerned about the prospects for the economy there in the second half of the year. While these expectations for economic deterioration and recession proved accurate, and Japan’s results were even worse, markets climbed. Investors widely believed that global central banks would prevent a deep recession through excessive liquidity. In addition, fears of a European disintegration eased significantly. Our more defensive stance in the second half of the year hurt returns in the Portfolio relative to the benchmark index.

In the last quarter of the year, international equities prices continued to rise despite the U.S. election results and rising concerns about a year-end fiscal cliff of budget and tax issues. The cyclical improvement in China’s economic data and the announcement of its new leadership — which provided more clarity about likely new policies there — helped the markets in the fourth quarter. While the market rebounded during the quarter, we continued to see deteriorating economic data from across Europe.

In this environment, we will continue to position the Portfolio with a long-term outlook of continued slow growth. We expect turnover in the Portfolio to continue to decline, based on fewer changes based on short-term economic trends and government announcements. We believe it is

2012	ANNUAL REPORT	89

unlikely that we will get a robust, self- sustaining economic cycle. If that were to occur, we think heavily indebted governments would rapidly tighten the extremely loose monetary policy that now is in place, which would offset the benefit to equities valuations.

We expect to keep a slightly defensive tilt to the Portfolio. We will continue to seek out and invest in reasonably priced companies that are less dependent on economic growth. Through the past calendar year, our key themes did not change. We continue to seek exposure to:

•	Disproportionate growth of emerging-market consumers, particularly in the Asia-Pacific region;

•	Strong growth in infrastructure;

•	Strong and believable dividend yields;

•	Stocks that we think will benefit from increased merger and acquisition activity.

In reviewing sector positions, the Portfolio added to weightings in consumer staples and health care, which meant a defensive tilt at the end of the year. The Portfolio had overweight positions versus the benchmark in telecommunications, information technology and energy; and underweight positions in financials, utilities and materials.

The Portfolio’s geographic allocations also changed during the year. Emerging-market exposure declined to end at less than 10%. We also reduced the weighting to Australia through the year and slightly increased the weighting to Japan. We continue to source our emerging-market exposure by keeping the Portfolio underweight in developed-market, domestic-demand stocks in Europe, the U.K. and Japan. At year-end, the Portfolio had a 5% cash level. It was solidly in a core position, without shading toward value or growth styles.

Outlook

We think global economic growth is near its slowest point and monetary policy is likely to remain extremely aggressive for the next six to 12 months. In anticipation of this, international equities (as represented by the benchmark index) have appreciated by 20% since the lows of last summer while earnings estimates have declined. We think any significant improvement in economic growth will eventually lead to tightening of the extremely loose monetary and fiscal policy that exists across developed economies today.

We believe relative valuations remain very supportive for international equities, while absolute valuations are fair to slightly expensive. When compared to their liquid counterparts — bonds — we think equities are attractively priced. Equities overall trade slightly below their long-term averages while bonds during 2012 were about as expensive as they can get, with extremely low yields. However, on an absolute basis, equities are not really undervalued in our view. Compared with the last 30 years, stocks trade just below their average price to earnings with well-above-average margins. Given the slow growth outlook, we think it makes sense that equities would trade at a lower price-earnings ratio than their long-term average. That said, the relative valuation story is so strongly in equities favor that we would argue valuation remains supportive for global equities.

For the long term, we believe the emerging middle-class populations in countries including China, India, Russia and Brazil will continue to work toward higher standards of living. This will require vast infrastructure and increasingly productive economies. We think these trends will drive the stocks of consumer-facing companies that serve these markets as well as infrastructure companies. We remain focused on solid dividend yields in the Portfolio. As always, we will continue to buy stocks in companies that demonstrate strong cash generation, less leveraged balance sheets and what we consider solid opportunities for growth.

Past performance is not a guarantee of future results.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. Dividend-paying investments may not experience the same price appreciation as non-dividend-paying investments. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP International Core Equity.

90	ANNUAL REPORT	2012

PORTFOLIO HIGHLIGHTS

International Core Equity	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	96.0%
Financials	16.4%
Consumer Staples	13.6%
Information Technology	12.1%
Industrials	11.5%
Energy	11.4%
Health Care	10.9%
Consumer Discretionary	9.2%
Telecommunication Services	8.3%
Materials	2.6%
Cash and Cash Equivalents	4.0%

Country Weightings

Europe	55.1%
United Kingdom	24.8%
France	9.2%
Germany	7.1%
Netherlands	5.7%
Switzerland	3.9%
Sweden	3.5%
Other Europe	0.9%
Pacific Basin	34.2%
Japan	17.4%
China	4.6%
Australia	3.7%
Hong Kong	3.5%
Other Pacific Basin	5.0%
North America	4.5%
United States	4.5%
Other	2.2%
Cash and Cash Equivalents	4.0%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Total S.A.	France	Energy	Integrated Oil & Gas
Royal Dutch Shell plc, Class A	United Kingdom	Energy	Integrated Oil & Gas
Unilever plc	United Kingdom	Consumer Staples	Packaged Foods & Meats
Rio Tinto plc	United Kingdom	Materials	Diversified Metals & Mining
GlaxoSmithKline plc	United Kingdom	Health Care	Pharmaceuticals
Cheung Kong (Holdings) Limited	Hong Kong	Financials	Real Estate Development
Koninklijke Ahold N.V.	Netherlands	Consumer Staples	Food Retail
Teva Pharmaceutical Industries Limited, ADR	Israel	Health Care	Pharmaceuticals
Imperial Tobacco Group plc	United Kingdom	Consumer Staples	Tobacco
Bayer AG	Germany	Health Care	Pharmaceuticals

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2012	ANNUAL REPORT	91

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

International Core Equity	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	13.33%
5-year period ended 12-31-12	-2.51%
10-year period ended 12-31-12	9.65%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Advantus International Stock Portfolio was reorganized as Ivy Funds VIP International Core Equity (formerly W&R Target International Value Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus International Stock Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP International Core Equity. If those expenses were reflected, performance of Ivy Funds VIP International Core Equity would differ.

92	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

International Core Equity (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Australia – 3.7%
Asciano Limited	1,451	$7,099
Telstra Corporation Limited	2,041	9,301
Toll Holdings Limited	1,334	6,395

		22,795

China – 4.6%
Baidu.com, Inc., ADR (A)	73	7,348
China Pacific Insurance (Group) Co., Ltd., H Shares	2,689	10,137
China Unicom Limited	5,730	9,317
SINA Corporation (A)	31	1,552

		28,354

France – 9.2%
Cap Gemini S.A.	238	10,407
Danone	109	7,187
European Aeronautic Defence and Space Company	39	1,548
European Aeronautic Defence and Space Company (A)(B)	144	5,677
Sanofi-Aventis	116	10,973
Total S.A.	415	21,595

		57,387

Germany – 7.1%
Bayer AG	137	13,018
DaimlerChrysler AG, Registered Shares	214	11,768
Deutsche Boerse AG	110	6,762
Dialog Semiconductor plc (A)	342	6,066
Fresenius SE & Co. KGaA (A)	13	1,471
Fresenius SE & Co. KGaA (A)(B)	43	4,996

		44,081

Hong Kong – 3.5%
Cheung Kong (Holdings) Limited	930	14,470
Sun Hung Kai Properties Limited	499	7,575

		22,045

Israel – 2.2%
Teva Pharmaceutical Industries Limited, ADR	367	13,708

Italy – 0.9%
Saipem S.p.A.	145	5,637

Japan – 17.4%
Asahi Breweries, Ltd.	308	6,560
Bridgestone Corporation	282	7,328
Fuji Heavy Industries Ltd.	109	1,375
Fuji Media Holdings, Inc.	2	3,703
Hoya Corporation	493	9,706
Japan Tobacco Inc.	66	1,864
KONAMI Corporation	321	7,222

COMMON STOCKS (Continued)	Shares	Value
Japan – (Continued)
Mitsubishi Electric Corporation	773	$6,582
Mitsui & Co., Ltd.	777	11,649
Mitsui Fudosan Co., Ltd.	312	7,632
Mitsui Trust Holdings, Inc.	1,315	4,633
Nissin Kogyo Co., Ltd.	686	10,621
Secom Co., Ltd.	31	1,572
Sega Sammy Holdings Inc.	246	4,156
Softbank Corp.	206	7,559
Sumitomo Corporation	651	8,352
Yahoo Japan Corporation	23	7,476

		107,990

Netherlands – 5.7%
Fugro N.V.	172	10,189
ING Groep N.V., Certicaaten Van Aandelen (A)	1,160	11,019
Koninklijke Ahold N.V.	1,048	14,048

		35,256

Singapore – 3.0%
Singapore Telecommunications Limited	3,175	8,639
United Overseas Bank Limited	592	9,711

		18,350

South Korea – 1.4%
Hyundai Mobis (A)	33	8,862

Sweden – 3.5%
Investor AB, B Shares	393	10,320
Securitas AB, Class B	563	4,936
TeliaSonera AB	1,003	6,808

		22,064

Switzerland – 3.9%
Nestle S.A., Registered Shares	105	6,869
Novartis AG, Registered Shares	137	8,630
Swiss Re Ltd	118	8,564

		24,063

Taiwan – 0.6%
Advanced Semiconductor Engineering, Inc.	4,478	3,899

United Kingdom – 24.8%
AMEC plc	416	6,881
BAE Systems plc (A)	1,181	6,563
BG Group plc	414	6,908
GlaxoSmithKline plc	706	15,375
Imperial Tobacco Group plc	336	13,028
Invensys plc, ADR	2,109	11,286
Prudential plc	764	10,905
Reckitt Benckiser Group plc	138	8,767

COMMON STOCKS (Continued)	Shares	Value
United Kingdom – (Continued)
Rio Tinto plc	274	$16,008
Royal Dutch Shell plc, Class A	613	21,101
Unilever plc	479	18,638
Vodafone Group plc	3,790	9,540
WPP Group plc (A)	639	9,328

		154,328

United States – 4.5%
Cognizant Technology Solutions Corporation, Class A (A)	149	11,009
InBev NV	78	6,776
Yahoo! Inc. (A)	518	10,303

		28,088

TOTAL COMMON STOCKS – 96.0%		$596,907
(Cost: $562,504)

SHORT-TERM SECURITIES	Principal
Certificate Of Deposit – 0.9%
Banco del Estado de Chile, 0.270%, 3-5-13	$5,900	$5,900

Commercial Paper – 4.5%
American Honda Finance Corp. (GTD by Honda Motor Co.), 0.160%, 1-23-13 (C)	4,000	4,000
CVS Caremark Corporation, 0.280%, 1-2-13 (C)	3,574	3,574
Heinz (H.J.) Finance Co. (GTD by Heinz (H.J.) Co.), 0.770%, 1-24-13 (C)	1,800	1,800
John Deere Financial Limited (GTD by John Deere Capital Corporation), 0.170%, 2-13-13 (C)	4,200	4,199
St. Jude Medical, Inc., 0.190%, 1-25-13 (C)	9,000	8,999
Toyota Motor Credit Corporation, 0.170%, 1-24-13 (C)	5,000	4,999

		27,571

Master Note – 0.0%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (D)	49	49

2012	ANNUAL REPORT	93

SCHEDULE OF INVESTMENTS

International Core Equity (in thousands)	DECEMBER 31, 2012

SHORT-TERM SECURITIES (Continued)	Principal	Value

Municipal Obligations – Taxable – 1.0%
NYC GO Bonds, Fiscal 2006 Ser E (GTD by Bank of America, N.A.), 0.160%, 1-3-13 (D)	$6,212	$6,212

TOTAL SHORT-TERM SECURITIES – 6.4%		$39,732
(Cost: $39,732)

TOTAL INVESTMENT SECURITIES – 102.4%		$636,639
(Cost: $602,236)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.4%)		(14,781)

NET ASSETS – 100.0%		$621,858

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the total value of these securities amounted to $10,673 or 1.7% of net assets.

(C)	Rate shown is the yield to maturity at December 31, 2012.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date the variable rate resets.

The following forward foreign currency contracts were outstanding at December 31, 2012:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Australian Dollar	Barclays Capital, Inc.	21,200	1–14–13	$180	$—
Sell	Japanese Yen	Barclays Capital, Inc.	2,221,000	1–15–13	1,331	—

					$1,511	$—

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$43,920	$552,987	$—
Short-Term Securities	—	39,732	—
Total	$43,920	$592,719	$—
Forward Foreign Currency Contracts	$—	$1,511	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

94	ANNUAL REPORT	2012

Market Sector Diversification

(as a % of net assets)
Financials	16.4%
Consumer Staples	13.6%
Information Technology	12.1%
Industrials	11.5%
Energy	11.4%
Health Care	10.9%
Consumer Discretionary	9.2%
Telecommunication Services	8.3%
Materials	2.6%
Other+	4.0%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	95

MANAGEMENT DISCUSSION

International Growth	(UNAUDITED)

Chace Brundige

Below, Chace Brundige, CFA, portfolio manager of Ivy Funds VIP International Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2012. Mr. Brundige has managed the Portfolio for four years and has 19 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP International Growth	18.05%
Benchmark(s) and/or Lipper Category
MSCI EAFE Growth Index	16.86%
(generally reflects the performance of international growth stocks)
Lipper Variable Annuity International Growth Funds Universe Average	19.47%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Economic uncertainty, policy concerns dominate markets

The fiscal year ended December 31, 2012, began with a sharp cyclical rally in international equity markets. A sharp turnaround then followed in May, based on pronounced weakness in European manufacturing, concerns about a slight slowing in China’s gross domestic product growth rate, and higher yields in southern Europe due to ongoing problems with the restructuring of Greece’s debt. Equity markets began a recovery in June that generally lasted through year-end.

The rally was supported by what markets considered a positive outcome to elections in Greece as well as actions by the European Central Bank (ECB) to directly recapitalize banks in Spain and buy-down sovereign debt yields. The head of the ECB, Mario Draghi, then said the bank would do “whatever it takes” to defend the eurozone, easing fears of a breakup in the European Union. The ECB in September announced unlimited buying of bonds with maturities up to three years. In the U.S., the Federal Reserve implemented “Quantitative Easing 3” to buy $40 billion per month of mortgage-backed bonds through at least mid-2015. Finally, the Bank of Japan increased its asset purchase commitment, although markets were underwhelmed. Toward the end of the fiscal year, several major countries completed elections or leadership changes: a new prime minister in Japan, the selection of a new leader in China who will become president in March 2013, the re-election of U.S. President Barack Obama and the resignation of the market-friendly prime minister of Italy. There also were changes in Greece, France, the Netherlands and South Korea. In addition, markets will be watching Italian and German elections scheduled in 2013. Given slow global growth, markets increasingly are alert to the monetary and fiscal policies of key economies worldwide.

Solid performance driven by stock selections

The Portfolio reported strong performance for the fiscal year, slightly exceeding its benchmark index while slightly under-performing its peer group. Strong stock selection contributed to the Portfolio’s performance, while sector weightings and the cash positions during the year generally detracted. However, underweight positions compared to the benchmark in the materials and utilities sectors were slight contributors. In addition, the impact of currency provided a relative support to performance, thanks in part to a timely hedge of the yen.

Several key holdings were important contributors during the fiscal year. The Portfolio has held Apple Inc. since early 2011. We began selling some of the position in September and, although the benefit of hindsight indicates we should have sold more, the holding was a large contributor for the fiscal year. Several other larger positions performed well for the period, including Bayer AG, Diageo plc, Grupo Modelo S.A.B., AB InBev NV, Telstra Corporation Limited and Volkswagen AG. Generally, Portfolio positions in European aerospace, especially those geared to aftermarket and service, and luxury goods were contributors.

As noted, the Portfolio’s cash positions during certain periods of market strength detracted from overall performance for the year. The exposure to China, especially holdings in China Unicom Limited, also detracted from performance for the period (the Portfolio no longer holds China Unicom Limited). Several other holdings declined significantly during the year and hurt overall Portfolio return: Arcos Dorados Holdings Inc., a Latin American McDonald’s licensee; Nexon Co., Ltd., a video game company with primary exposure to South Korea and Japan; KONAMI Corporation, a Japanese video and casino gaming company; and Canadian Natural Resources Limited, an energy firm. An overweight position versus the benchmark in the energy sector and an underweight in financials also were detractors.

Looking ahead

In looking ahead to 2013, we expect Europe to return to economic growth by mid-year, China to deliver solid growth and the U.S. to recover quickly from the first-quarter blow from higher payroll and income taxes. We think Japan would benefit from stronger global trade and a weaker yen, and therefore could see a near-term rise in consumption with higher VAT taxes that take effect in April. Brazil is recovering through aggressive central bank stimulus and a weaker currency, the real. India had a big rebound that began in mid-November 2012 and we think growth could continue if

96	ANNUAL REPORT	2012

there is no significant increase in energy and agriculture prices. We still think Japan, the U.S. and parts of Europe have serious fiscal policy issues, and are overloaded with debt relative to their abilities (or willingness) to repay. We expect this cloud will continue to overhang the markets.

Agricultural prices have softened somewhat around the world, which we believe is a welcome development overall for the global economy. If they remain under control, the expected rise in global protein prices may not hit too hard, especially for emerging markets.

We continue to expect slow growth over the medium term and hope for continued balance-sheet repair for Western consumers. We also believe the U.S. and Japan ultimately need to address their runaway deficits. In our view, these factors combined could keep a lid on inflation and interest rates, although the deteriorating credit of both countries means a default risk premium eventually could develop. As we continue to navigate this difficult environment, we will continue to focus on companies with what we consider sustainable competitive advantages, strong margins and returns, and growing markets and market share.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP International Growth.

2012	ANNUAL REPORT	97

PORTFOLIO HIGHLIGHTS

International Growth	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	96.6%
Industrials	18.4%
Consumer Discretionary	16.7%
Information Technology	14.8%
Health Care	12.0%
Financials	9.4%
Energy	8.2%
Consumer Staples	7.5%
Materials	7.4%
Telecommunication Services	2.2%
Cash and Cash Equivalents	3.4%

Country Weightings

Europe	55.9%
France	13.7%
Germany	13.3%
United Kingdom	12.8%
Switzerland	3.7%
Other Europe	12.4%
Pacific Basin	29.9%
Japan	13.0%
India	4.6%
Australia	4.4%
Other Pacific Basin	7.9%
North America	9.5%
United States	7.6%
Other North America	1.9%
Other	1.3%
Cash and Cash Equivalents	3.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Fresenius SE & Co. KGaA	Germany	Health Care	Health Care Services
Volkswagen AG	Germany	Consumer Discretionary	Automobile Manufacturers
Diageo plc	United Kingdom	Consumer Staples	Distillers & Vintners
Vinci	France	Industrials	Construction & Engineering
InBev NV	United States	Consumer Staples	Brewers
Safran	France	Industrials	Aerospace & Defense
Telstra Corporation Limited	Australia	Telecommunication Services	Integrated Telecommunication Services
Bayer AG	Germany	Health Care	Pharmaceuticals
GlaxoSmithKline plc	United Kingdom	Health Care	Pharmaceuticals
Galaxy Entertainment Group Limited, ADR	Hong Kong	Consumer Discretionary	Casinos & Gaming

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

98	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

International Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	18.05%
5-year period ended 12-31-12	-1.61%
10-year period ended 12-31-12	8.42%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2012	ANNUAL REPORT	99

SCHEDULE OF INVESTMENTS

International Growth (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Australia – 4.4%
Coca-Cola Amatil Limited	409	$5,742
David Jones Limited	1,867	4,598
Telstra Corporation Limited	2,362	10,761

		21,101

Canada – 1.9%
Agrium Inc.	48	4,744
Canadian Natural Resources Limited	150	4,319

		9,063

China – 2.5%
Baidu.com, Inc., ADR (A)	49	4,964
Ping An Insurance (Group) Company of China, Ltd., A Shares	528	3,861
Tingyi Holding Corp.	1,086	3,055

		11,880

Finland – 0.5%
Stora Enso Oyj, Class R	349	2,443

France – 13.7%
Alstom	123	4,953
Cap Gemini S.A.	157	6,863
Compagnie Generale des Etablissements Michelin, Class B	75	7,186
European Aeronautic Defence and Space Company	68	2,680
LVMH Moet Hennessy – Louis Vuitton	41	7,633
Pinault-Printemps-Redoute S.A.	26	4,819
Safran	250	10,833
Sanofi-Aventis	93	8,807
Vinci	236	11,347

		65,121

Germany – 10.8%
adidas AG	54	4,777
Bayer AG	111	10,584
Deutsche Lufthansa AG	278	5,253
Fresenius SE & Co. KGaA (A)	123	14,105
Fresenius SE & Co. KGaA (A)(B)	11	1,285
Linde AG	27	4,738
MTU Aero Engines Holding AG	91	8,264
SAP AG	34	2,720

		51,726

Hong Kong – 3.4%
Galaxy Entertainment Group Limited, ADR (A)	2,217	8,890
Yue Yuen Industrial (Holdings) Limited	2,187	7,395

		16,285

COMMON STOCKS (Continued)	Shares	Value
India – 4.6%
Housing Development Finance Corporation Limited (A)	185	$2,819
Housing Development Finance Corporation Limited (A)(B)	322	4,918
NMDC Limited (A)	227	689
NMDC Limited (A)(B)	1,689	5,132
State Bank of India	195	8,619

		22,177

Ireland – 0.9%
Smurfit Kappa Group plc	370	4,343

Israel – 1.3%
Teva Pharmaceutical Industries Limited, ADR	166	6,215

Italy – 2.6%
Eni S.p.A.	205	5,017
Saipem S.p.A.	192	7,496

		12,513

Japan – 13.0%
Bridgestone Corporation	284	7,380
Canon Inc.	113	4,380
JGC Corporation	213	6,637
KONAMI Corporation	153	3,454
Mitsubishi Corporation	358	6,897
Mitsubishi Electric Corporation	504	4,291
Mitsui & Co., Ltd.	241	3,617
Mizuho Financial Group, Inc.	2,750	5,041
Nexon Co., Ltd. (A)	98	995
Nexon Co., Ltd. (A)(B)	142	1,440
Nissin Kogyo Co., Ltd.	378	5,850
ORIX Corporation	65	7,365
Sumitomo Corporation	371	4,759

		62,106

Luxembourg – 1.6%
Tenaris S.A.	370	7,716

Netherlands – 1.2%
ASML Holding N.V., Ordinary Shares (A)	87	5,556

Norway – 3.0%
Seadrill Limited	193	7,106
Yara International ASA	143	7,136

		14,242

South Korea – 1.0%
Samsung Electronics Co., Ltd.	3	4,928

Sweden – 2.6%
AB Volvo, Class B (A)	519	7,152
Telefonaktiebolaget LM Ericsson, B Shares	530	5,356

		12,508

COMMON STOCKS (Continued)	Shares	Value
Switzerland – 3.7%
Credit Suisse Group AG, Registered Shares	220	$5,359
Novartis AG, Registered Shares	117	7,375
Swatch Group Ltd (The), Bearer Shares	10	4,970

		17,704

Taiwan – 1.0%
MediaTek Incorporation	437	4,889

United Kingdom – 12.8%
ARM Holdings plc, ADR	126	4,754
BHP Billiton plc	171	6,034
British American Tobacco plc	108	5,509
Capita Group plc (The)	220	2,720
Diageo plc	395	11,510
Experian plc	459	7,401
GlaxoSmithKline plc	411	8,944
Pearson plc	245	4,776
Petrofac Limited	88	2,363
Prudential plc	493	7,028

		61,039

United States – 7.6%
Apple Inc. (A)	9	4,755
Cognizant Technology Solutions Corporation, Class A (A)	114	8,451
InBev NV	125	10,860
QUALCOMM Incorporated	114	7,085
Schlumberger Limited	77	5,342

		36,493

TOTAL COMMON STOCKS – 94.1%		$450,048
(Cost: $421,896)

PREFERRED STOCKS
Germany – 2.5%
Volkswagen AG, 2.260% (A)	52	12,005

TOTAL PREFERRED STOCKS – 2.5%		$12,005
(Cost: $10,266)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 3.6%
BHP Billiton Finance (USA) Limited (GTD by BHP Billiton Limited), 0.130%, 1-11-13 (C)	$3,200	3,200

100	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

International Growth (in thousands)	DECEMBER 31, 2012

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
Heinz (H.J.) Finance Co. (GTD by Heinz (H.J.) Co.), 0.770%, 1-24-13 (C)	$5,000	$4,999
John Deere Financial Limited (GTD by John Deere Capital Corporation), 0.170%, 2-13-13 (C)	4,000	3,999
St. Jude Medical, Inc., 0.190%, 1-25-13 (C)	5,000	5,000

		17,198

Master Note – 0.2%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (D)	1,098	1,098

Municipal Obligations – Taxable – 6.2%
MS Business Fin Corp, Gulf Opp Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007B (GTD by Chevron Corporation), 0.100%, 1-2-13 (D)	4,421	4,421

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations – Taxable (Continued)
MS Business Fin Corp, Gulf Opp Zone Indl Dev Var Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007D (GTD by Chevron Corporation), 0.100%, 1-2-13 (D)	$6,800	$6,800
NYC GO Bonds, Fiscal 2006 Ser E (GTD by Bank of America, N.A.), 0.160%, 1-3-13 (D)	2,525	2,525
Port Arthur Navigation Dist Indl Dev Corp, Exempt Fac Var Rate Rev Bonds (Air Products Proj), Ser 2006 (GTD by Air Products and Chemicals, Inc.), 0.110%, 1-2-13 (D)	15,545	15,545

		29,291

SHORT-TERM SECURITIES (Continued)	Principal	Value
United States Government Agency Obligations – 1.0%
Overseas Private Investment Corporation (GTD by United States Government), 0.170%, 1-2-13 (D)	$4,900	$4,900

TOTAL SHORT-TERM SECURITIES – 11.0%		$52,487
(Cost: $52,487)

TOTAL INVESTMENT SECURITIES – 107.6%		$514,540
(Cost: $484,649)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (7.6%)		(36,485)

NET ASSETS – 100.0%		$478,055

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the total value of these securities amounted to $12,775 or 2.7% of net assets.

(C)	Rate shown is the yield to maturity at December 31, 2012.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date the variable rate resets.

The following forward foreign currency contracts were outstanding at December 31, 2012:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Euro	Citibank, N.A.	15,950	1-14-13	$—	$409
Sell	Japanese Yen	Goldman Sachs International	1,089,000	2-7-13	1,719	—

					$1,719	$409

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$50,629	$399,419	$—
Preferred Stocks	—	12,005	—
Short-Term Securities	—	52,487	—
Total	$50,629	$463,911	$—
Forward Foreign Currency Contracts	$—	$1,719	$—

Liabilities
Forward Foreign Currency Contracts	$—	$409	$—

2012	ANNUAL REPORT	101

SCHEDULE OF INVESTMENTS

International Growth (in thousands)	DECEMBER 31, 2012

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Market Sector Diversification

(as a % of net assets)
Industrials	18.4%
Consumer Discretionary	16.7%
Information Technology	14.8%
Health Care	12.0%
Financials	9.4%
Energy	8.2%
Consumer Staples	7.5%
Materials	7.4%
Telecommunication Services	2.2%
Other+	3.4%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

102	ANNUAL REPORT	2012

MANAGEMENT DISCUSSION

Limited-Term Bond	(UNAUDITED)

Mark J. Otterstrom

Below, Mark J. Otterstrom, CFA, portfolio manager of the Ivy Funds VIP Limited Term Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2012. He has managed the Portfolio since its inception in 2010 and has 26 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Limited-Term Bond	3.37%
Benchmark(s) and/or Lipper Category
Barclays 1-5 Year U.S. Government/Credit Index	2.24%
(generally reflects the performance of securities representing the bond market)
Citigroup 1-5 yrs. Treasury/Government Sponsored/Credit Index	2.30%
(generally reflects the performance of securities representing the bond market)
Lipper Variable Annuity Short-Intermediate Investment Grade Debt Funds Universe Average	3.01%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

The Portfolio’s benchmark index changed in March 2012 to the Barclays U.S. 1-5 Year U.S. Government/Credit Index. For comparison purposes, both indexes are included in this year’s annual report.

This Portfolio outperformed its benchmark before the effects of sales charges and its Lipper peer group over the last 12 months.

One of the challenges faced by the Portfolio over the last year was the elevated level of volatility within the high-grade taxable bond market. After selling off more than 70 basis points (from a 2.88% yield to a 3.48% yield) in the first quarter, the 30-year Treasury bond rallied over 100 basis points by the end of July, with the yield dropping to 2.44%. The 10-year Treasury note experienced a similarly volatile trading pattern.

In March we saw a dramatic sell off in the Treasury market. By late March the long bond had peaked at a 3.48% yield. Economist had revised first-half gross domestic product (GDP) estimates from 1% to 2% or higher. While this was still fairly anemic growth, it removed much of the fear of a double-dip recession that was prevalent at the end of 2011. The Portfolio’s duration was taken to a neutral position in March as we anticipated an improved economic environment could be sustained through the end of 2012.

Slowing economy

After a very strong start to 2012, we saw a marked decline in economic activity during the second quarter. It became evident that much of the first quarter strength was due to the mild weather and was not the start of a sustainable economic recovery. We began to see downgraded expectations for global growth in 2012. The Federal Reserve (Fed) extended “Operation Twist” until the end of the year to help support its easy monetary policy.

Credit default swap spreads on European sovereign debt, especially Spanish sovereign debt, rose sharply between March and July. We underestimated the strength of the flight to quality trade that occurred as a result. The sovereign debt crisis and renewed concerns over the slowing U.S. economy helped trigger a strong rally in the Treasury bond market. By late July, Treasury yields would reach record lows. During this period the Portfolio was underweighted Treasury debt, especially at the long end of the curve. With its duration neutral to the benchmark, the Portfolio only partially participated in the strong Treasury rally.

The Portfolio did benefit from its increased exposure to high-grade corporate debt during a period of steadily declining corporate bond spreads over the last few months. Corporate bond credit spreads had widened significantly though the end of November 2011. We took that opportunity to increase our exposure to the corporate bond sector while also increasing our exposure to lower-rated investment-grade debt. High-grade corporate bond issuance was very robust.

Many corporate treasurers took advantage of the lower rates to fund merger and acquisition activity, refinance high-cost debt, use cheap debt to fund stock buyback programs and use funds for general corporate purposes. Demand for this debt has been very strong. The renewed search for yield and the push into risk assets has led to a strong demand for lower-rated corporate bonds. This demand does not appear to be abating anytime soon. Investors continue to look for safe havens for income and stability during these periods of market volatility.

Agency mortgage-backed securities (MBS) have been a very good performer this year. A combination of relatively low supply matched against a strong demand profile has led to tighter spreads in the MBS markets in general. Early in the year spreads widened after the federal government announced an enhanced version of its Home Affordable Refinance Program (HARP), designed to help homeowners refinance their high mortgage debt into the current low-interest-rate mortgages. Early estimates indicated that as many as 900,000 homeowners could get help to refinancing by the end of the year. So far, fewer than 125,000 have made use of the program. The fear of increased prepayment speeds was reflected in wider spreads for the higher premium MBS. After a couple of months it became clear that the fear of much faster prepayment speeds were unwarranted and spreads on these bonds returned to lower levels. Prior to the Fed’s announcement of another round of quantitative easing, prepayment speeds had remained surprisingly stable given the market volatility of the 10-year Treasury bond.

2012	ANNUAL REPORT	103

Central banks step up

The Treasury market experienced an elevated level of volatility over the past year. In July, as concerns over the European debt crisis dragged on and the U.S. economy slowed to a snail’s pace, yields at the longer end of the Treasury curve hit record lows. The flight to quality trade was in full swing. The European Central Bank (ECB) and the Fed were determined to do whatever they could to reverse this trade. They succeeded in doing this at the end of July. The ECB pledge to buy as much European sovereign debt as is needed to relieve the liquidity pressures that were building in Europe. Although no purchases have been made to date, the stated intention to do so was enough to act as a pressure release valve, releasing much of the steam building in the Euro bond markets. This also had the effect of quickly reversing some of the flight to quality trade that had occurred over the prior several months.

At about the same time the U.S. bond markets began to price in the likelihood of another round of quantitative easing occurring prior to the U.S. elections. The mortgage market began to see narrower spreads in the weeks leading up to the Fed announcement of a new round of liquidity in an attempt to push investors out of the Treasury trade and into riskier assets.

At the September Federal Open Market Committee meeting the Fed announced the much-anticipated round of mortgage security purchases. Once the program was announced we witnessed a second, stronger move down in spreads. This has given renewed life to the refinancing wave we saw over the last two years. The Fed’s actions also reduced the flight-to-quality trade and increased the demand for risk assets. The Fed has shown that it is committed to maintain an easy monetary policy until it sees an improved labor market and sustained economic growth. The ECB and the Fed had succeeded in actions they had sought out to accomplish. Time will tell if these actions are sustainable or if we will see a reversal similar to what we witnessed last year. However, these actions, in our opinion, have reduced the risk of a U.S. recession due to their positive impact on U.S. consumer spending and the improving housing market.

Political influence

Investing in the capital markets is being held hostage by the gridlock coming out of Washington that is a contributing factor to the very volatile environment for the high-grade bond markets. As usual, we are now trying to take a longer-term perspective while protecting against short-term market risks.

While there are signs of an improved economic outlook for the U.S., there remain major headwinds to the growth of the U.S. economy. There will be very little, if any, fiscal stimulus this year out of Washington. The division in Washington should only add to the uncertainty and volatility in the financial markets.

The resolution of the fiscal cliff at year-end was little more than kicking the can to the end of the first quarter of 2013 and another circus is likely to erupt in Washington over the U.S. debt limit extension. The last such circus, which occurred in July 2011, resulted in huge market price swings and the ultimate downgrading of the U.S. Treasury credit rating.

Historically, sustained bond bear markets have not been able to get underway until the Fed tightening cycle is imminent, suggesting rates will remain low throughout 2014. Our goal is to maintain the portfolio duration slightly above its benchmark at this time. We are willing to take additional credit risk when we believe we are being compensated to do so.

As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Mortgage Corporation (Freddie Mac), and the Federal Home Loan Banks (FHLB) are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Limited-Term Bond.

104	ANNUAL REPORT	2012

PORTFOLIO HIGHLIGHTS

Limited-Term Bond	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Bonds	84.8%
Corporate Debt Securities	58.3%
United States Government and Government Agency Obligations	26.5%
Cash and Cash Equivalents	15.2%

Quality Weightings

Investment Grade	74.7%
AA	31.2%
A	18.7%
BBB	24.8%
Non-Investment Grade	10.1%
BB	9.9%
B	0.2%
Cash and Cash Equivalents	15.2%

Our preference is to always use ratings obtained from Standard & Poor’s. For securities not rated by Standard & Poor’s, ratings are obtained from Moody’s.

2012	ANNUAL REPORT	105

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Limited-Term Bond	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of August 31, 2010.

Average Annual Total Return(3)
1-year period ended 12-31-12	3.37%
5-year period ended 12-31-12	—
10-year period ended 12-31-12	—
Since inception of Portfolio(4) through 12-31-12	2.40%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	8-23-10 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

106	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands)	DECEMBER 31, 2012

CORPORATE DEBT SECURITIES	Principal	Value
Aerospace & Defense – 1.8%
Bombardier Inc., 7.500%, 3-15-18 (A)	$2,000	$2,228

Apparel Retail – 2.0%
Limited Brands, Inc., 8.500%, 6-15-19	2,000	2,440

Apparel, Accessories & Luxury Goods – 0.8%
LVMH Moet Hennessy-Louis Vuitton, 1.625%, 6-29-17 (A)	1,000	1,016

Automobile Manufacturers – 1.7%
Nissan Motor Acceptance Corporation, 1.950%, 9-12-17 (A)	1,000	1,013
Volkswagen International Finance N.V., 2.375%, 3-22-17 (A)	1,000	1,030

		2,043

Banking – 0.8%
Commonwealth Bank of Australia New York, 1.950%, 3-16-15	1,000	1,026

Brewers – 2.0%
Heineken N.V., 1. 400%, 10-1-17 (A)	2,000	1,993
SABMiller Holdings Inc., 1.850%, 1-15-15 (A)	500	510

		2,503

Cable & Satellite – 2.5%
DIRECTV Holdings LLC, 2.400%, 3-15-17	1,000	1,024
Time Warner Cable Inc., 6.750%, 7-1-18	1,562	1,950

		2,974

Coal & Consumable Fuels – 0.9%
Joy Global Inc., 6.000%, 11-15-16	1,000	1,148

Computer & Electronics Retail – 0.8%
Best Buy Co., Inc., 7.250%, 7-15-13	1,000	1,013

Consumer Finance – 2.5%
Ford Motor Credit Company LLC, 3.875%, 1-15-15	1,000	1,043
Penske Truck Leasing Co., LP and PTL Finance Corp., 3.125%, 5-11-15 (A)	2,000	2,040

		3,083

Data Processing & Outsourced Services –0.9%
Fidelity National Financial, Inc., 6.600%, 5-15-17	1,000	1,127

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Distillers & Vintners – 2.3%
Beam Inc., 1.875%, 5-15-17	$1,500	$1,532
Diageo Capital plc, 5.750%, 10-23-17	1,000	1,204

		2,736

Diversified Banks – 4.9%
Bank of America Corporation, 5.650%, 5-1-18	1,000	1,163
Barclays Bank plc, 2.375%, 1-13-14	1,500	1,526
HSBC Bank plc, 3.100%, 5-24-16 (A)	1,000	1,057
U.S. Bancorp, 2.200%, 11-15-16	1,000	1,042
Wells Fargo & Company, 3.676%, 6-15-16 (B)	1,000	1,081

		5,869

Diversified Chemicals – 0.9%
Dow Chemical Company (The), 5.900%, 2-15-15	1,000	1,103

Diversified Metals & Mining – 2.2%
BHP Billiton Finance (USA) Limited, 7.250%, 3-1-16	1,000	1,184
Rio Tinto Finance (USA) Limited, 2.250%, 9-20-16	1,500	1,556

		2,740

Electric Utilities – 0.8%
Great Plains Energy Incorporated, 2.750%, 8-15-13	1,000	1,010

Electronic Manufacturing Services – 1.9%
Jabil Circuit, Inc., 7.750%, 7-15-16	2,000	2,350

Environmental & Facilities Services – 1.9%
Republic Services, Inc., 3.800%, 5-15-18	1,000	1,099
Waste Management, Inc., 6.100%, 3-15-18	1,000	1,206

		2,305

Health Care Services – 1.8%
Medco Health Solutions, Inc., 2.750%, 9-15-15	1,000	1,042
Quest Diagnostics Incorporated, 3.200%, 4-1-16	1,000	1,055

		2,097

Health Care Supplies – 0.8%
DENTSPLY International Inc., 2.750%, 8-15-16	1,000	1,037

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Independent Finance – 0.8%
John Deere Capital Corporation, 1.200%, 10-10-17	$1,000	$1,001

Industrial Conglomerates – 1.7%
General Electric Capital Corporation:
1.000%, 12-11-15	1,000	1,004
2.950%, 5-9-16	1,000	1,053

		2,057

Integrated Telecommunication Services –1.6%
AT&T Inc, 1.400%, 12-1-17	2,000	2,000

Investment Banking & Brokerage – 1.7%
Goldman Sachs Group, Inc. (The), 3.625%, 2-7-16	1,000	1,058
Morgan Stanley, 4.100%, 1-26-15	1,000	1,042

		2,100

Leisure Products – 0.8%
Mattel, Inc., 2.500%, 11-1-16	1,000	1,040

Life & Health Insurance – 2.2%
Metropolitan Life Global Funding I, 2.500%, 9-29-15 (A)	1,500	1,565
Prudential Financial, Inc., 4.750%, 9-17-15	1,000	1,096

		2,661

Office Electronics – 0.9%
Xerox Corporation, 6.350%, 5-15-18	1,000	1,153

Oil & Gas Equipment & Services – 0.8%
Schlumberger S.A. (GTD by Schlumberger Limited), 1.950%, 9-14-16 (A)	1,000	1,026

Oil & Gas Exploration & Production – 0.9%
Petrohawk Energy Corporation, 7.250%, 8-15-18	1,000	1,129

Oil & Gas Storage & Transportation – 2.2%
DCP Midstream Operating, LP (GTD by DCP Midstream Partners, LP), 3.250%, 10-1-15	1,500	1,543
Sunoco Logistics Partners Operations L.P., 8.750%, 2-15-14	1,000	1,074

		2,617

Other Diversified Financial Services – 2.3%
ING Bank N.V., 2.375%, 6-9-14 (A)	1,000	1,013

2012	ANNUAL REPORT	107

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands)	DECEMBER 31, 2012

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services –(Continued)
JPMorgan Chase & Co.:
1.100%, 10-15-15	$800	$800
3.150%, 7-5-16	1,000	1,059

		2,872

Restaurants – 1.0%
YUM! Brands, Inc., 6.250%, 3-15-18	1,000	1,215

Retail Stores – 1.7%
Dollar General Corporation, 4.125%, 7-15-17	2,000	2,100

Semiconductors – 0.9%
Broadcom Corporation, 2.700%, 11-1-18	1,000	1,071

Systems Software – 0.9%
CA, Inc., 6.125%, 12-1-14	1,000	1,090

Telecommunications – 0.8%
CC Holdings GS V LLC, 2.381%, 12-15-17 (A)	1,000	1,005

Wireless Telecommunication Service – 2.9%
America Movil, S.A.B. de C.V., 2.375%, 9-8-16	1,000	1,039
American Tower Corporation:
4.625%, 4-1-15	1,000	1,063
5.900%, 11-1-21	1,000	1,192
Crown Castle International Corp, 5.250%, 1-15-23 (A)	200	214

		3,508

TOTAL CORPORATE DEBT SECURITIES – 58.3%		$71,493
(Cost: $69,209)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
Agency Obligations – 0.9%
Federal National Mortgage Association, 2.000%, 12-30-15	$1,000	$1,047

Mortgage-Backed Obligations – 21.5%
Federal Home Loan Mortgage Corporation Agency REMIC/CMO, 2.500%, 12-15-41	2,764	2,862
Federal Home Loan Mortgage Corporation Fixed Rate Participation Certificates, 4.500%, 10-1-20	843	898
Federal National Mortgage Association Agency REMIC/CMO:
2.000%, 4-25-39	1,964	1,992
4.000%, 5-25-39	710	762
3.000%, 11-25-39	1,007	1,037
2.500%, 9-20-40	2,740	2,845
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
3.680%, 2-1-21	2,065	2,225
5.500%, 10-1-21	2,251	2,439
5.500%, 11-1-22	860	931
5.000%, 4-1-24	651	716
4.000%, 12-1-31	5,260	5,662
5.000%, 9-1-33	1,162	1,265
Government National Mortgage Association Agency REMIC/CMO, 2.000%, 3-16-42	2,769	2,814

		26,448

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 22.4%		$27,495
(Cost: $27,058)

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Obligations – 4.1%
United States Treasury Notes, 0.750%, 10-31-17	$5,000	$5,014

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 4.1%		$5,014
(Cost: $5,010)

SHORT-TERM SECURITIES
Commercial Paper – 9.7%
Becton Dickinson & Co., 0.280%, 1-30-13 (C)	$2,000	$2,000
CVS Caremark Corporation, 0.280%, 1-2-13 (C)	4,866	4,866
General Mills, Inc., 0.260%, 1-16-13 (C)	5,000	4,999

		11,865

Master Note – 3.0%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (D)	3,694	3,694

TOTAL SHORT-TERM SECURITIES – 12.7%		$15,559
(Cost: $15,559)

TOTAL INVESTMENT SECURITIES – 97.5%		$119,561
(Cost: $116,836)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 2.5%		3,055

NET ASSETS – 100.0%		$122,616

Notes to Schedule of Investments

(A)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the total value of these securities amounted to $15,710 or 12.8% of net assets.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012.

(C)	Rate shown is the yield to maturity at December 31, 2012.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

108	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Limited-Term Bond (in thousands)	DECEMBER 31, 2012

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$71,493	$—
United States Government Agency Obligations	—	27,495	—
United States Government Obligations	—	5,014	—
Short-Term Securities	—	15,559	—
Total	$—	$119,561	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	109

MANAGEMENT DISCUSSION

Micro Cap Growth	(UNAUDITED)

Paul J. Ariano	Luke Jacobson	William Jeffery III	Paul K. LeCoq	Kenneth F. McCain	Alexis C. Waadt

Ivy Funds VIP Micro Cap Growth is subadvised by Wall Street Associates. Above, Paul J. Ariano, CFA, Luke Jacobson, CFA, William Jeffery III, Paul K. LeCoq and Kenneth F. McCain, portfolio managers of Ivy Funds VIP Micro Cap Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2012. Please note that, effective January 2013, Alexis C. Waadt joins the team as a portfolio manager.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Micro Cap Growth	11.84%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	14.59%
(generally reflects the performance of smaller company stocks)
Russell Microcap Growth Index	15.17%
(generally reflects the performance of stocks in the smallest category of publicly traded companies)
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	14.10%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Multiple indexes are shown because the Portfolio’s management team expects to typically invest in companies within a wider range of market capitalization.

A year in review

2012 proved to be another volatile year for the U.S equity market. Improving investor confidence and a reversal of anxiety helped propel equity markets to new highs at the start of 2012. Investors’ appetite for risk increased as they became less concerned about the possibility of a U.S. recession and the eurozone crisis. As we entered second quarter, fear dominated the financial world and led to another “spring swoon” in the equity markets. Renewed concerns over the eurozone, slowing emerging economies, a weak U.S. jobs report and the fiscal cliff played a part in lowering investors’ appetite for risk. Despite the fact that all the same headwinds remained intact in third quarter, markets rallied as the Federal Reserve implemented another round of quantitative easing in an effort to jumpstart the economy. In fourth quarter, markets proved to be rocky as a very close presidential election kept many investors sidelined until a winner was declared. The focus then quickly turned to the fiscal cliff negotiations in Washington and anxiety rose over whether politicians could reach a deal over anticipated tax hikes. On New Year’s Day, the House of Representatives managed to approve a fiscal cliff bill that was passed by the Senate, setting the stage for a potential January rally.

Strengths and weaknesses

The Portfolio lagged the Russell 2000 Growth Index and Russell Micro Cap Growth Index for the year. The primary reason for the Portfolio’s underperformance of its benchmarks was due to security selection in technology, particularly software-related companies. Energy stocks in the Portfolio also languished amid volatile commodity prices and concerns over global falling demand.

Investments in the industrials sector provided the greatest positive contribution to the Portfolio’s return, led by transportation (trucking and railroads), machinery and back office support stocks. Despite a lackluster fourth quarter, health care stocks were additive on the year, particularly pharmaceuticals and medical equipment and device companies.

Within energy, improvements in exploration and production technologies coupled with slowing global demand have boosted supply and helped drive down the prices of energy-related commodities. Production is up in the U.S., Canada and Russia, with OPEC producing at its highest rate since 2008. A drive toward energy efficiency is also impacting consumption and pricing. We thereby reduced the Portfolio’s energy-related exposure to an equal weight position in 2012, especially to oil production-related stocks.

We expect that the Portfolio’s software and hardware-related positions will benefit from outsourcing, security, data storage, business redundancy, disaster preparedness and digitization trends. The Portfolio also holds companies that continue to experience the benefit of a major shift in marketing spending from offline to online. Companies that provide online marketing services, innovative marketing communications, brand advertising consulting and website hosting services stand to benefit as the industry’s market share shifts.

110	ANNUAL REPORT	2012

The Affordable Care Act is now being implemented. Despite investor uncertainty due to intense regulatory pressure, we believe health care companies are experiencing high relative profitability, attractive valuations and improving profit margins. Demographic trends and revenue increases are positive factors for healthcare technology, equipment services and pharmaceutical companies.

Spurred by fiscal stimulus and pent-up demand, consumer spending has firmed. However, we believe the trend toward deleveraging and a difficult employment environment indicates that consumers will likely remain conservative. We favor higher-end/niche retailers as well as Internet-based versions of traditional industries, advertising, retail and digital media that allow businesses to enhance productivity and lower costs. As well, we favor companies with more U.S.-based revenue exposure in the face of problems overseas.

Outlook

We still believe the market is primarily being driven by political and global macroeconomic news flow. All this makes it difficult to gauge whether aggregate demand can return to adequate levels required for a self-sustained recovery.

As such, stock selection will be critically important in the months ahead and we continue to construct the Portfolio with companies experiencing strong forecasted long-term earnings growth rates and those with low eurozone or Asian exposure. It is our view that this is a time of financial repression — where interest rates and overall growth rates are low — and the likelihood increases that the real value of people’s investments slips into negative territory. We believe investors of all types will need to confront the reality that equities are the first in line of a very few number of asset classes that can realistically meet their future investment needs. Retirees in need of income are turning to dividends because bonds offer so little interest income. Pension funds with high assumption rates must also seek ways to meet their growing pension liabilities. These are big secular demand drivers for stocks. In this environment, we believe companies that exhibit strong and highly predictable rates of growth will eventually command premium valuations. We will continue to actively and optimistically position the Portfolio.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in micro-cap stocks may carry more risk than investing in stocks of larger, more established companies. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Micro Cap Growth.

2012	ANNUAL REPORT	111

PORTFOLIO HIGHLIGHTS

Micro Cap Growth	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	97.1%
Information Technology	28.1%
Health Care	21.0%
Industrials	18.4%
Consumer Discretionary	17.1%
Energy	4.4%
Financials	4.2%
Consumer Staples	2.3%
Materials	0.8%
Telecommunication Services	0.8%
Cash and Cash Equivalents	2.9%

Top 10 Equity Holdings

Company	Sector
Spectranetics Corporation (The)	Health Care
SPS Commerce, Inc.	Information Technology
On Assignment, Inc.	Industrials
DXP Enterprises, Inc.	Industrials
Quidel Corporation	Health Care
InnerWorkings, Inc.	Industrials
Pacira Pharmaceuticals, Inc.	Health Care
M/I Homes, Inc.	Consumer Discretionary
Celadon Group, Inc.	Industrials
Procera Networks, Inc.	Information Technology

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

112	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Micro Cap Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	11.84%
5-year period ended 12-31-12	1.47%
10-year period ended 12-31-12	10.20%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Advantus Micro-Cap Growth Portfolio was reorganized as Ivy Funds VIP Micro Cap Growth (formerly W&R Target Micro Cap Growth Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Micro-Cap Growth Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP Micro Cap Growth. If those expenses were reflected, performance of Ivy Funds VIP Micro Cap Growth would differ.

2012	ANNUAL REPORT	113

SCHEDULE OF INVESTMENTS

Micro Cap Growth (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Advertising – 0.5%
Acquity Group Ltd, ADR (A)	32	$247

Aerospace & Defense – 0.5%
KEYW Holding Corporation (A)	21	265

Air Freight & Logistics – 0.6%
Pacer International, Inc. (A)	80	312

Alternative Carriers – 0.8%
inContact, Inc. (A)	71	367

Apparel, Accessories & Luxury Goods – 1.6%
Movado Group, Inc.	26	782

Application Software – 2.9%
Callidus Software Inc. (A)	115	521
Exa Corporation (A)	22	214
NetQin Mobile Inc., ADR (A)	26	158
Tangoe, Inc. (A)	43	514

		1,407

Asset Management & Custody Banks – 0.8%
Internet Capital Group, Inc. (A)	36	413

Auto Parts & Equipment – 1.0%
Amerigon Incorporated (A)	37	495

Automotive Retail – 0.8%
America’s Car-Mart, Inc. (A)	9	381

Biotechnology – 3.9%
Achillion Pharmaceuticals, Inc. (A)	74	596
Clovis Oncology, Inc. (A)	31	496
NewLink Genetics Corporation (A)	26	326
Synergy Pharmaceuticals Inc. (A)	88	465

		1,883

Building Products – 2.3%
American Woodmark Corporation (A)	16	442
Builders FirstSource, Inc. (A)	118	658

		1,100

Casinos & Gaming – 1.3%
Multimedia Games Holding Company, Inc. (A)	45	656

Commercial Printing – 2.0%
InnerWorkings, Inc. (A)	72	987

Communications Equipment – 4.0%
Ixia (A)	40	676
Procera Networks, Inc. (A)	45	827
Ruckus Wireless, Inc (A)	21	464

		1,967

COMMON STOCKS (Continued)	Shares	Value
Computer Storage & Peripherals – 0.8%
Datalink Corporation (A)	43	$369

Construction & Farm Machinery & Heavy Trucks – 2.7%
Commercial Vehicle Group, Inc. (A)	31	252
Greenbrier Companies, Inc. (The) (A)	29	464
Wabash National Corporation (A)	67	601

		1,317

Consumer Finance – 2.3%
NetSpend Holdings, Inc. (A)	45	526
Regional Management Corp. (A)	35	577

		1,103

Data Processing & Outsourced Services – 1.0%
Global Cash Access, Inc. (A)	60	474

Electronic Manufacturing Services – 0.6%
Fabrinet (A)	21	276

Food Distributors – 0.8%
Chefs’ Warehouse Holdings, LLC (The) (A)	24	373

Food Retail – 0.9%
Natural Grocers by Vitamin Cottage, Inc. (A)	25	468

General Merchandise Stores – 1.0%
Gordmans Stores, Inc. (A)	32	482

Health Care Equipment – 2.7%
Cynosure, Inc., Class A (A)	31	740
Rockwell Medical, Inc. (A)	43	347
Syneron Medical Ltd. (A)	24	211

		1,298

Health Care Supplies – 5.6%
Quidel Corporation (A)	54	999
Spectranetics Corporation (The) (A)	99	1,466
Synergetics USA, Inc. (A)	63	303

		2,768

Health Care Technology – 3.8%
Greenway Medical Technologies, Inc. (A)	18	270
HealthStream, Inc. (A)	27	661
Streamline Health Solutions, Inc. (A)	44	248
Vocera Communications, Inc. (A)	27	683

		1,862

Homebuilding – 1.8%
M/I Homes, Inc. (A)	34	890

COMMON STOCKS (Continued)	Shares	Value
Homefurnishing Retail – 0.7%
Kirkland’s, Inc. (A)	30	$319

Human Resource & Employment Services – 3.1%
On Assignment, Inc. (A)	50	1,012
WageWorks, Inc. (A)	29	516

		1,528

Insurance Brokers – 1.1%
eHealth, Inc. (A)	19	533

Internet Software & Services – 8.3%
Boingo Wireless, Inc. (A)	39	294
Brightcove Inc. (A)	29	261
Envestnet, Inc. (A)	35	493
Liquidity Services, Inc. (A)	7	266
Millennial Media Inc. (A)	29	366
Move, Inc. (A)	9	68
SciQuest, Inc. (A)	27	428
SPS Commerce, Inc. (A)	31	1,160
Vocus, Inc. (A)	22	381
Web.com Group, Inc. (A)	25	367

		4,084

IT Consulting & Other Services – 1.9%
InterXion Holding N.V. (A)	24	572
Virtusa Corporation (A)	20	334

		906

Leisure Facilities – 0.7%
Town Sports International Holdings, Inc.	32	337

Leisure Products – 1.7%
Arctic Cat Inc. (A)	16	534
Black Diamond, Inc. (A)	36	296

		830

Managed Health Care – 0.9%
Molina Healthcare, Inc. (A)	16	434

Movies & Entertainment – 1.4%
Rentrak Corporation (A)	36	706

Oil & Gas Drilling – 0.9%
Pioneer Drilling Company (A)	58	420

Oil & Gas Equipment & Services – 2.0%
Basic Energy Services, Inc. (A)	33	378
RigNet, Inc. (A)	29	590

		968

Oil & Gas Exploration & Production – 1.5%
Callon Petroleum Company (A)	104	489
Triangle Petroleum Corporation (A)	44	262

		751

114	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Micro Cap Growth (in thousands)	DECEMBER 31, 2012

COMMON STOCKS (Continued)	Shares	Value
Packaged Foods & Meats – 0.6%
Inventure Foods, Inc. (A)	35	$226
WhiteWave Foods Company (The), Class A (A)	4	68

		294

Pharmaceuticals – 4.1%
NuPathe Inc. (A)	37	125
Obagi Medical Products, Inc. (A)	51	693
Omeros Corporation (A)	51	263
Pacira Pharmaceuticals, Inc. (A)	53	923

		2,004

Research & Consulting Services – 0.7%
Mistras Group, Inc. (A)	14	353

Restaurants – 4.6%
Bravo Brio Restaurant Group, Inc. (A)	19	250
Caribou Coffee Company, Inc. (A)	30	487
Chuy’s Holdings, Inc. (A)	25	557
Fiesta Restaurant Group, Inc. (A)	28	435
Red Robin Gourmet Burgers, Inc. (A)	14	508

		2,237

Semiconductor Equipment – 1.4%
CVD Equipment Corporation (A)	24	226
Nanometrics Incorporated (A)	31	445

		671

COMMON STOCKS (Continued)	Shares	Value
Semiconductors – 3.9%
Ambarella, Inc. (A)	37	$411
BCD Semiconductor Manufacturing Limited, ADR (A)	34	259
ChipMOS TECHNOLOGIES (Bermuda) LTD.	18	205
Exar Corporation (A)	13	113
MagnaChip Semiconductor Corporation (A)	37	581
RDA Microelectronics, Inc., ADR	32	339

		1,908

Steel – 0.8%
Universal Stainless & Alloy Products, Inc. (A)	11	393

Systems Software – 3.3%
Allot Communications Ltd. (A)	20	362
Imperva, Inc. (A)	13	397
Infolox Inc. (A)	26	466
Proofpoint, Inc. (A)	32	396

		1,621

Trading Companies & Distributors – 2.1%
DXP Enterprises, Inc. (A)	21	1,006

COMMON STOCKS (Continued)	Shares	Value
Trucking – 4.4%
Celadon Group, Inc.	47	$856
Marten Transport, Ltd.	28	517
Roadrunner Transportation Systems, Inc. (A)	32	575
Vitran Corporation Inc., Class A (A)	38	182

		2,130

TOTAL COMMON STOCKS – 97.1%		$47,375
(Cost: $39,816)

SHORT-TERM SECURITIES	Principal
Master Note – 3.7%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (B)	$1,817	$1,817

TOTAL SHORT-TERM SECURITIES – 3.7%		$1,817
(Cost: $1,817)

TOTAL INVESTMENT SECURITIES – 100.8%		$49,192
(Cost: $41,633)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.8%)		(374)

NET ASSETS – 100.0%		$48,818

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$47,375	$—	$—
Short-Term Securities	—	1,817	—
Total	$47,375	$1,817	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	115

MANAGEMENT DISCUSSION

Mid Cap Growth	(UNAUDITED)

Kimberly A. Scott

Below, Kimberly A. Scott, CFA, portfolio manager of Ivy Funds VIP Mid Cap Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2012. She has managed the Portfolio since its inception in 2005 and has 25 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Mid Cap Growth	13.56%
Benchmark(s) and/or Lipper Category
Russell Mid-Cap Growth Index	15.81%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)
Lipper Variable Annuity Mid-Cap Growth Funds Universe Average	14.17%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

In 2012, concerns about the health of the U.S. economy and the prospect for corporate profits abounded as investors assessed more political wrangling, more natural disasters and a maturing profit cycle. The U.S. economy was the 40-watt beacon in a sea of economic struggle worldwide last year. The benefits of a stable, improving housing market, a vibrant energy exploration and production environment, real interest in manufacturing incrementally more in the U.S., generally low inflation and a gradually improving labor market all outweighed the negative impacts of weakness in markets abroad, a heated political election season and Washington deadlock.

Sources of strength and weakness

The Portfolio underperformed both the benchmark and its peers for the year. The primary factor in this underperformance was the Portfolio’s position relative to the health care sector, where it suffered both asset weighting and security selection issues. The Portfolio was slightly underweight health care, relative to the benchmark, which contributed modestly to underperformance.

Security selection within health care was the biggest drain on performance, both in the group and in the Portfolio overall. It accounted for better than 100% of the Portfolio’s underperformance relative to the benchmark for the year. The culprits were both what we owned and what we did not own. Our only name to outperform the group was Gen-Probe Incorporated (no longer a holding of the Portfolio), which rose nicely on a takeout by another company. All other holdings underperformed, rising less than the group performance in the benchmark, and in two cases, actually falling in price. Other factors that impacted relative performance was the Portfolio’s underweight in materials, which performed well against the benchmark during the year, and our overweight in information technology, which underperformed the benchmark in 2012. Our lack of exposure to telecommunications also hurt relative performance, as this group turned in very strong performance during the year. We typically have little or no exposure to this small and slow growing segment of our universe.

The greatest contributors to absolute performance in 2013 were good security selection in consumer discretionary, consumer staples, industrials and financials. We had many strong performers in consumer discretionary, including Wyndham Worldwide Corporation (no longer a holding of the Portfolio), Ulta Salon, Cosmetics and Fragrance, CarMax, Inc., PetSmart, Inc. (no longer a holding of the Portfolio) and Michael Kors Holdings Limited. We were able to outperform this group in the index on the basis of many strong performers, even though the Portfolio was slightly underweight the sector.

Outlook

Our sector emphasis is unlikely to change significantly in the near term; however, our focus in managing the Portfolio has shifted from the stronger macro view we applied in 2009 and early 2010 to a more typical stock picking approach. We see the economy and the markets as moving beyond the strong economic and market moves of the early part of the recovery post the recession. As such, we expect the greater opportunities for market returns to be in companies with better-than-average growth prospects selling at attractive valuations. While many of these opportunities are not sector dependent, we do see a number of sectors where there are many interesting companies in which to invest, including information technology, industrials, energy and consumer discretionary.

As we turn the corner to 2013, we believe that the world’s economies appear to be improving. We also see evidence that the politicians in Washington really don’t want to plunge the U.S. economy into an acute recession, and might find a way to work to move the country forward. With or without the politicians, many business leaders, innovators, entrepreneurs and ordinary people are motivated toward progress and continue to find opportunity to create and to profit. This is the ongoing basis of our opportunity within the Portfolio – we have a wealth of companies in which to invest that are bringing new ideas to market that better service, excite and interest their customers, and they are doing it with greater efficiency and productivity than ever. We will continue to invest the Portfolio’s assets in those high-quality companies that have long-range visions for product/business development and long runways of growth in an effort to generate solid returns for our shareholders.

116	ANNUAL REPORT	2012

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may be more risky and volatile than investments in larger, more established companies. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Mid Cap Growth.

2012	ANNUAL REPORT	117

PORTFOLIO HIGHLIGHTS

Mid Cap Growth	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	97.6%
Information Technology	23.8%
Consumer Discretionary	19.6%
Industrials	16.0%
Health Care	12.0%
Financials	10.4%
Energy	7.5%
Consumer Staples	5.5%
Materials	2.8%
Cash and Cash Equivalents	2.4%

Top 10 Equity Holdings

Company	Sector
CarMax, Inc.	Consumer Discretionary
Varian Medical Systems, Inc.	Health Care
Microchip Technology Incorporated	Information Technology
Pall Corporation	Industrials
Fastenal Company	Industrials
Polypore International, Inc.	Industrials
Northern Trust Corporation	Financials
Trimble Navigation Limited	Information Technology
Martin Marietta Materials, Inc.	Materials
Dunkin’ Brands Group, Inc.	Consumer Discretionary

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

118	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Mid Cap Growth	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of April 30, 2005.

Average Annual Total Return(3)
1-year period ended 12-31-12	13.56%
5-year period ended 12-31-12	6.80%
10-year period ended 12-31-12	—
Since inception of Portfolio(4) through 12-31-12	9.87%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	4-28-05 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2012	ANNUAL REPORT	119

SCHEDULE OF INVESTMENTS

Mid Cap Growth (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Air Freight & Logistics – 2.0%
Expeditors International of Washington, Inc.	135	$5,331

Apparel, Accessories & Luxury Goods – 5.0%
Burberry Group plc (A)	135	2,717
Michael Kors Holdings Limited (B)	52	2,638
Under Armour, Inc., Class A (B)(C)	91	4,438
V.F. Corporation	22	3,336

		13,129

Application Software – 3.7%
ANSYS, Inc. (B)	57	3,852
Solera Holdings, Inc.	82	4,379
Ultimate Software Group, Inc. (The) (B)	18	1,671

		9,902

Asset Management & Custody Banks – 2.8%
Northern Trust Corporation	117	5,876
Oaktree Capital Group, LLC	33	1,492

		7,368

Automotive Retail – 3.3%
CarMax, Inc. (B)	236	8,846

Brewers – 1.2%
Boston Beer Company, Inc. (The), Class A (B)	23	3,065

Broadcasting – 1.0%
Discovery Holding Company, Class A (B)	44	2,765

Building Products – 1.7%
Fortune Brands Home & Security, Inc. (B)	157	4,599

Communications Equipment – 3.1%
Aruba Networks, Inc. (B)	201	4,173
F5 Networks, Inc. (B)	35	3,425
Ubiquiti Networks, Inc.	44	535

		8,133

Computer Storage & Peripherals – 1.3%
Fusion-io, Inc. (B)	148	3,395

Construction Materials – 2.1%
Martin Marietta Materials, Inc.	59	5,520

Consumer Electronics – 2.1%
Harman International Industries, Incorporated	102	4,545
Skullcandy, Inc. (B)	113	876

		5,421

COMMON STOCKS (Continued)	Shares	Value
Data Processing & Outsourced Services –3.9%
Fiserv, Inc. (B)	64	$5,038
Vantiv, Inc., Class A (B)	252	5,149

		10,187

Department Stores – 1.4%
Nordstrom, Inc.	70	3,724

Distillers & Vintners – 0.9%
Brown-Forman Corporation, Class B	36	2,246

Distributors – 1.6%
LKQ Corporation (B)	199	4,195

Electrical Components & Equipment – 3.6%
Polypore International, Inc. (B)	131	6,100
Roper Industries, Inc.	30	3,317

		9,417

Electronic Manufacturing Services – 2.1%
Trimble Navigation Limited (B)	95	5,658

Environmental & Facilities Services – 1.4%
Stericycle, Inc. (B)	41	3,782

Fertilizers & Agricultural Chemicals – 0.7%
Scotts Miracle-Gro Company (The)	41	1,813

Food Retail – 1.1%
Whole Foods Market, Inc.	32	2,904

Health Care Distributors – 2.0%
Henry Schein, Inc. (B)	65	5,242

Health Care Equipment – 6.9%
IDEXX Laboratories, Inc. (B)	19	1,740
Intuitive Surgical, Inc. (B)	5	2,403
St. Jude Medical, Inc.	82	2,963
Varian Medical Systems, Inc. (B)	104	7,295
Zimmer Holdings, Inc.	57	3,826

		18,227

Homefurnishing Retail – 1.1%
Williams-Sonoma, Inc.	66	2,878

Household Products – 1.1%
Church & Dwight Co., Inc.	57	3,032

Industrial Machinery – 4.9%
Graco Inc.	28	1,434
IDEX Corporation	114	5,307
Pall Corporation	104	6,280

		13,021

COMMON STOCKS (Continued)	Shares	Value
Internet Software & Services – 1.1%
OpenTable, Inc. (B)	29	$1,408
Zillow, Inc. (B)	55	1,537

		2,945

Investment Banking & Brokerage – 1.6%
Greenhill & Co., Inc.	83	4,313

IT Consulting & Other Services – 1.4%
Teradata Corporation (B)	59	3,661

Life Sciences Tools & Services – 3.1%
Agilent Technologies, Inc.	101	4,149
Mettler-Toledo International Inc. (B)	21	3,992

		8,141

Oil & Gas Drilling – 1.3%
Patterson-UTI Energy, Inc.	185	3,453

Oil & Gas Equipment & Services – 2.5%
Dresser-Rand Group Inc. (B)	65	3,660
Dril-Quip, Inc. (B)	39	2,842

		6,502

Oil & Gas Exploration & Production – 3.7%
Cabot Oil & Gas Corporation	58	2,897
Continental Resources, Inc. (B)	44	3,197
Southwestern Energy Company (B)	47	1,555
Ultra Petroleum Corp. (B)	123	2,221

		9,870

Packaged Foods & Meats – 1.2%
Mead Johnson Nutrition Company	51	3,361

Real Estate Services – 1.3%
CB Richard Ellis Group, Inc. (B)	167	3,328

Regional Banks – 4.7%
First Republic Bank	142	4,658
Signature Bank (B)	75	5,337
UMB Financial Corporation	55	2,402

		12,397

Restaurants – 2.1%
Dunkin’ Brands Group, Inc.	166	5,491

Semiconductor Equipment – 1.6%
Lam Research Corporation (B)	116	4,206

120	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Mid Cap Growth (in thousands)	DECEMBER 31, 2012

COMMON STOCKS (Continued)	Shares	Value
Semiconductors – 5.1%
ARM Holdings plc, ADR	96	$3,639
Cavium Inc. (B)	98	3,073
Microchip Technology Incorporated	208	6,776

		13,488

Specialty Stores – 2.0%
Ulta Salon, Cosmetics & Fragrance, Inc.	55	5,365

Systems Software – 0.5%
ServiceNow, Inc. (B)	45	1,342

COMMON STOCKS (Continued)	Shares	Value
Trading Companies & Distributors – 2.4%
Fastenal Company	133	$6,224

TOTAL COMMON STOCKS – 97.6%		$257,887
(Cost: $228,104)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 1.8%
CVS Caremark Corporation, 0.280%, 1-2-13 (D)	$1,713	1,713
St. Jude Medical, Inc., 0.200%, 1-4-13 (D)	3,000	3,000

		4,713

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 0.4%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (E)	$1,042	$1,042

TOTAL SHORT-TERM SECURITIES – 2.2%		$5,755
(Cost: $5,755)

TOTAL INVESTMENT SECURITIES – 99.8%		$263,642
(Cost: $233,859)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		477

NET ASSETS – 100.0%		$264,119

Notes to Schedule of Investments

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	All or a portion of the security position is held in collateralized accounts for OTC derivatives collateral as governed by International Swaps and Derivatives Association, Inc. Master Agreements.

(D)	Rate shown is the yield to maturity at December 31, 2012.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following written options were outstanding at December 31, 2012 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Market Value
Cavium Inc.	Deutsche Bank AG	Put	197	February 2013	$30.00	$24	$(32)
Graco Inc.	Deutsche Bank AG	Put	84	January 2013	50.00	6	(5)
	Deutsche Bank AG	Put	84	February 2013	50.00	12	(11)
Michael Kors Holdings Limited	Bank of America N.A.	Put	141	January 2013	47.00	19	(14)
Under Armour, Inc., Class A	N/A	Put	197	April 2013	42.50	42	(36)

						$103	$(98)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$255,170	$2,717	$—
Short-Term Securities	—	5,755	—
Total	$255,170	$8,472	$—

Liabilities
Written Options	$36	$62	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	121

MANAGEMENT DISCUSSION

Money Market	(UNAUDITED)

Mira Stevovich

Below, Mira Stevovich, CFA, portfolio manager of Ivy Funds VIP Money Market, discusses positioning, performance and results for the fiscal year ended December 31, 2012. She has managed the Fund for 14 years and has 25 years of industry experience.

The Portfolio’s fiscal year ended December 31, 2012, as in the previous year, with short term rates at the same historically low levels as they began the year. The Federal Reserve (Fed) continued to maintain a policy that provided liquidity to the economy. During the Portfolio’s fiscal year, the credit and money markets continued to be affected by the sovereign debt problems in Europe, but not to the degree of the previous year. The money markets continued to circumvent the European problems by concentrating investments in other industry sectors and banking systems. The economy showed slight signs of improvement, but the weak economic growth necessitated the maintenance of ultra-low interest rates.

Lower rates, higher-quality bias

The Portfolio’s fiscal year started with the federal funds rate at between 0 and 0.25%, where it remains to date. The Fed, at its December meeting, revised its approach to targeting the federal funds rate. In its press release, the Fed stated that the current low federal funds rate would remain as long as the unemployment rate remains above 6 1/2%, the Fed’s 2% long-run inflation goal was not exceeded by more than a half percentage point in the one- and two -year projection, and the expectations for longer-term inflation continue to be well anchored.

The drastically low federal funds rate during the Portfolio’s fiscal year restrained the performance of the Portfolio and rates on money market investments, in general. The Securities and Exchange Commission (SEC) regulation requiring 30% of the Portfolio mature in seven days or less also affected the Portfolio return because very short maturities tend to carry the lowest interest rates. Additionally, the European sovereign debt crisis caused rates on other non-European short-term investments to decline as investors sought alternatives to European bank short-term investments. Asset growth in the money markets and diminished supply of securities toward year-end also lowered rates of investment. We sought to maintain the Portfolio’s yield by purchasing longer-dated securities as credit spreads were wide. We also invested in floating rate notes based on the three-month London Interbank Offered Rate (LIBOR). The LIBOR rate increased as the interbank rate in Europe increased, but gradually decreased during the fiscal year. Credit spreads also narrowed as the fiscal year ended, further compressing yields.

Credit quality remained an important factor in the management and performance of the Portfolio. We are cautious in our review of the companies and securities in which we invest. We select investments that we believe to be of the highest credit quality, based on our credit risk constraints, although this higher-quality bias can hold down yield.

Staying the course

This past year, we have emphasized investments of the highest credit quality from many industries and sectors, and we intend to continue to do so going forward. We remain very selective of our investments in the banking sector. We continued to refrain from acquiring new investments in European banks during the fiscal year. Corporate debt was used as an alternative investment. We anticipate that we will continue to use floating-rate securities in the coming fiscal year, pending future developments in the money markets. We intend to include U.S. Treasury and government agency securities, as necessary.

We are managing the Portfolio to comply with SEC regulations of money market funds, which were introduced in 2010. The SEC added these regulations in an effort to provide money market investors with greater protection and more timely information about the Portfolio in which they invest. To this end, we are maintaining daily and weekly liquidity levels according to the regulations, to provide for the liquidity needs of our shareholders. We will continue to manage the Portfolio in a prudent manner and in accordance with SEC regulations.

Please remember that an investment in the Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

122	ANNUAL REPORT	2012

PORTFOLIO HIGHLIGHTS

Money Market	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Corporate Obligations	61.6%
Commercial Paper	36.9%
Notes	21.6%
Certificate Of Deposit	3.1%
Municipal Obligations	34.2%
United States Government and Government Agency Obligations	2.3%
Cash and Other Assets, Net of Liabilities	1.9%

2012	ANNUAL REPORT	123

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2012

CORPORATE OBLIGATIONS	Principal	Value
Certificate Of Deposit
Banco del Estado de Chile:
0.980%, 7-19-13	$4,500	$4,500
0.800%, 9-10-13	3,085	3,085

Total Certificate Of Deposit – 3.1%		7,585

Commercial Paper
Bank of Nova Scotia:
0.190%, 1-16-13 (A)	1,200	1,200
0.210%, 2-1-13 (A)	3,000	2,999
BHP Billiton Finance (USA) Limited (GTD by BHP Billiton Limited), 0.160%, 1-28-13 (A)	3,500	3,500
Chicago Midway Intl Arpt, 2003 Program, Ser C (GTD by JPMorgan Chase & Co.),
0.190%, 1-9-13 (A)	1,500	1,500
0.230%, 2-12-13 (A)	1,136	1,136
Coca-Cola Company (The):
0.180%, 1-10-13 (A)	1,500	1,500
0.230%, 1-15-13 (A)	2,331	2,331
0.240%, 3-1-13 (A)	2,300	2,299
0.250%, 4-2-13 (A)	1,500	1,499
Corporacion Andina de Fomento:
0.260%, 2-19-13 (A)	1,600	1,599
0.220%, 3-11-13 (A)	2,000	1,999
0.500%, 4-2-13 (A)	3,250	3,246
0.800%, 5-28-13 (A)	5,000	4,984
John Deere Canada ULC (GTD by Deere & Company), 0.140%, 2-6-13 (A)	4,500	4,499
John Deere Financial Limited (GTD by John Deere Capital Corporation):
0.210%, 2-12-13 (A)	1,200	1,200
0.170%, 2-13-13 (A)	1,000	1,000
Muni Elec Auth GA, Gen Resolution Proj Bond Anticipation Notes, Ser B (Taxable), (GTD by Wells Fargo Bank, N.A.), 0.180%, 1-15-13 (A)	7,270	7,270
Muni Impvt Corp of Los Angeles, Lease Rev (GTD by JPMorgan Chase & Co.), 0.200%, 1-14-13 (A)	1,000	1,000
Nestle Finance International Ltd. (GTD by Nestle S.A.), 0.150%, 1-22-13 (A)	2,250	2,250

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Commercial Paper (Continued)
Peninsula Ports Auth of VA, Coal Terminal Rev Rfdg Bonds (Dominion Terminal Assoc Proj), Ser 1987-A (GTD by U.S. Bank, N.A.), 0.190%, 2-5-13 (A)	$1,900	$1,900
River Fuel Company #2, Inc. (GTD by Bank of Nova Scotia), 0.200%, 2-28-13 (A)	4,500	4,498
River Fuel Funding Company #3, Inc. (GTD by Bank of Nova Scotia):
0.260%, 1-31-13 (A)	4,500	4,499
0.260%, 2-15-13 (A)	1,790	1,789
River Fuel Trust #1 (GTD by Bank of Nova Scotia), 0.200%, 1-31-13 (A)	1,200	1,200
Sonoco Products Co., 0.000%, 1-2-13 (A)	509	509
St. Jude Medical, Inc.:
0.200%, 1-4-13 (A)	3,300	3,300
0.200%, 1-16-13 (A)	1,500	1,500
0.190%, 1-18-13 (A)	3,450	3,449
0.190%, 1-25-13 (A)	1,000	1,000
Straight-A Funding, LLC (GTD by Federal FinancingBank):
0.180%, 1-8-13 (A)	1,000	1,000
0.540%, 1-30-13 (A)	2,000	2,000
0.190%, 3-5-13 (A)	1,000	1,000
0.250%, 3-5-13 (A)	2,450	2,449
0.190%, 3-19-13 (A)	1,000	999
Toronto-Dominion Holdings USA Inc.:
0.170%, 1-23-13 (A)	3,414	3,414
0.200%, 2-11-13 (A)	2,000	1,999
Unilever Capital Corporation, 0.420%, 1-17-13 (A)	1,400	1,400
Wisconsin Electric Power Co., 0.210%, 1-10-13 (A)	5,611	5,611

Total Commercial Paper – 36.9%		90,527

Notes
American Honda Finance Corp. (GTD by Honda Motor Co.):
0.390%, 2-2-13 (B)	3,300	3,300
0.330%, 2-8-13 (B)	5,035	5,035
0.330%, 3-5-13 (B)	3,450	3,450
Banco del Estado de Chile, 0.930%, 3-22-13 (B)	4,000	4,000
Bank of Nova Scotia, 0.570%, 1-22-13 (B)	1,700	1,702
BellSouth Corporation (GTD by AT&T Inc.), 3.980%, 4-26-13 (B)	7,000	7,071

CORPORATE OBLIGATIONS (Continued)	Principal	Value
Notes (Continued)
General Electric Capital Corporation:
2.800%, 1-8-13	$1,250	$1,251
5.450%, 1-15-13	1,800	1,803
4.800%, 5-1-13	1,600	1,624
2.100%, 1-7-14	3,800	3,865
General Electric Company, 5.000%, 2-1-13	1,625	1,632
IBM International Group Capital LLC (GTD by International Business Machines Corporation), 0.610%, 2-26-13 (B)	1,500	1,500
John Deere Capital Corporation, 5.100%, 1-15-13	600	601
Kimberly-Clark Corporation, 4.215%, 12-19-13	4,600	4,775
Novartis Capital Corp. (GTD by Novartis AG), 1.900%, 4-24-13	2,000	2,010
The Academy of the New Church, Var Rate Demand Bonds, Ser 2008 (GTD by Wachovia Bank, N.A.), 0.210%, 1-3-13 (B)	2,335	2,335
Toyota Motor Credit Corporation, 0.520%, 1-24-13 (B)	1,700	1,700
Trap Rock Industries, Inc., Var Demand Bonds, Ser 2005 (GTD by Wachovia Bank, N.A.), 0.210%, 1-3-13 (B)	1,187	1,187
Wachovia Corporation, 5.500%, 5-1-13	3,600	3,660
WMC Finance USA (GTD by BHP Billiton Ltd.), 5.125%, 5-15-13	350	356

Total Notes – 21.6%		52,857

TOTAL CORPORATE OBLIGATIONS – 61.6%		$150,969
(Cost: $150,969)

MUNICIPAL OBLIGATIONS
California – 9.9%
CA Hlth Fac Fin Auth, Var Rate Hosp Rev Bonds (Adventist Hlth Sys/West), Ser 1998B (GTD by Bank of America, N.A.), 0.070%, 1-2-13 (B)	1,000	1,000

124	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2012

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
California (Continued)
CA Infra and Econ Dev Bank, Var Rate Demand Rfdg Rev Bonds (Los Angeles Cnty Museum of Natural History Fndtn), Ser 2008A (GTD by Wells Fargo Bank, N.A.), 0.110%, 1-2-13 (B)	$1,900	$1,900
CA Muni Fin Auth, Recovery Zone Fac Bonds (Chevron U.S.A. Inc. Proj), Ser 2010C (GTD by Chevron Corporation), 0.090%, 1-2-13 (B)	3,914	3,914
CA Pollutn Ctl Fin Auth, Pollutn Ctl Rfdg Rev Bonds (Pacific Gas and Elec Co), Ser C (GTD by JPMorgan Chase Bank, N.A.), 0.100%, 1-2-13 (B)	5,077	5,077
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (The Crossings Sr Apts/Phase I), Ser 2005 I (GTD by United States Government), 0.120%, 1-3-13 (B)	6,200	6,200
CA Statewide Cmnty Dev Auth, Multifam Hsng Rev Bonds (Wyndover Apts), Ser 2004 LL (GTD by United States Government), 0.120%, 1-3-13 (B)	2,210	2,210
City of Whittier, Hlth Fac Rev Bonds (Presbyterian Intercmnty Hosp), Ser 2009 (GTD by U.S. Bank, N.A.), 0.130%, 1-2-13 (B)	1,000	1,000
Irvine Unif Sch Dist, Cmnty Fac Dist No. 09-1, Adj Rate Spl Tax Bonds, Ser 2012 A (GTD by U.S. Bank,N.A.), 0.070%, 1-2-13 (B)	3,000	3,000

		24,301

Colorado – 3.4%
Castle Rock, CO, Cert of Part, Ser 2008 (GTD by Wells Fargo Bank, N.A.), 0.170%, 1-2-13 (B)	4,220	4,220
CO Hsng and Fin Auth, Multifam Hsng Rev Bonds (Greentree Vlg Apts Proj), Ser 2007 (GTD by U.S. Bank, N.A.), 0.140%, 1-3-13 (B)	1,875	1,875

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Colorado (Continued)
Exempla Gen Impvt Dist of Lafayette, CO, Spl Impvt Dist No. 02-01, Spl Assmt Rev Rfdg and Impvt Bonds, Ser 2002 (GTD by Wells Fargo Bank, N.A.), 0.150%, 1-3-13 (B)	$250	$250
Sheridan Redev Agy CO Tax, Var Rfdg S Santa Fe Dr Corridor Redev PJ-Ser A-1 (GTD by JPMorgan Chase & Co.):
0.180%, 1-3-13 (B)	1,500	1,500
0.420%, 1-3-13 (B)	550	550

		8,395

Georgia – 2.2%
Bartow, GA Dev Auth Pollutn Ctl Rev Bonds (GA Power Co Plant Proj), First Ser 1997, 0.160%, 1-2-13 (B)	3,000	3,000
Dev Auth of Monroe Cty, Pollutn Ctl Rev Bonds (GA Power Co Plant Scherer Proj), First Ser 2008 (GTD by Georgia Power Company), 0.160%, 1-2-13 (B)	2,275	2,275

		5,275

Illinois – 1.1%
Elmhurst, IL, Adj Demand Rev Bonds, Joint Comsn on Accred of Hlthcare Org (GTD by JPMorgan Chase Bank, N.A.), 0.130%, 1-3-13 (B)	730	730
IL Fin Auth, Var Rate Demand Rev Bonds (Provena Health), Ser 2009B (GTD by JPMorgan Chase & Co.), 0.130%, 1-2-13 (B)	1,055	1,055
IL Fin Auth, Var Rate Demand Rev Bonds (The Univ of Chicago Med Ctr), Ser D (GTD by JPMorgan Chase & Co.), 0.130%, 1-2-13 (B)	790	790

		2,575

Iowa – 0.5%
IA Fin Auth, Var Rate Demand Hlth Fac Rev Bonds (Great River Med Ctr Proj), Ser 2008 (GTD by Great River Medical Center), 0.150%, 1-2-13 (B)	1,170	1,170

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Louisiana – 1.9%
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2008A (GTD by Air Products and Chemicals, Inc.), 0.110%, 1-2-13 (B)	$700	$700
LA Pub Fac Auth, Rev Bonds (Air Products and Chemicals Proj), Ser 2009A (GTD by Air Products and Chemicals, Inc.), 0.110%, 1-2-13 (B)	2,350	2,350
Parish of St. Bernard, LA, Exempt Fac Rev Bonds (Mobil Oil Corp Proj), Ser 1996 (GTD by Exxon Mobil Corporation), 0.120%, 1-2-13 (B)	1,600	1,600

		4,650

Maryland – 0.2%
MD Hlth and Higher Edu Fac Auth Rev Bonds, Anne Arundel Hlth Sys Issue, Ser 2009A (GTD by Toronto Dominion Bank), 0.180%, 1-2-13 (B)	530	530

Massachusetts – 1.2%
MA Hlth and Edu Fac Auth, Var Rate Rev Bonds, Dana-Farber Cancer Institute Issue, Ser 2008L-1 (GTD by JPMorgan Chase Bank, N.A.), 0.110%, 1-3-13 (B)	3,000	3,000

Mississippi – 6.4%
MS Business Fin Corp, Adj Mode Indl Dev Rev Bonds (Belk, Inc. Proj), Ser 2005 (GTD by Wachovia Bank, N.A.), 0.210%, 1-3-13 (B)	3,936	3,936
MS Business Fin Corp, Gulf Opp Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007D (GTD by Chevron Corporation), 0.100%, 1-2-13 (B)	9,790	9,790
MS Business Fin Corp, Gulf Opp Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2010J (GTD by Chevron Corporation), 0.100%, 1-2-13 (B)	2,000	2,000

		15,726

2012	ANNUAL REPORT	125

SCHEDULE OF INVESTMENTS

Money Market (in thousands)	DECEMBER 31, 2012

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Missouri – 0.5%
Kansas City, MO, Var Rate Demand Taxable Spl Oblig Rfdg Bonds (President Hotel Redev Proj), Ser 2009B (GTD by JPMorgan Chase & Co.), 0.240%, 1-2-13 (B)	$1,340	$1,340

New York – 1.2%
NY Hsng Fin Agy, Clinton Park Phase II Hsng Rev Bonds, Ser 2011 A-1 (GTD by Wells Fargo Bank, N.A.), 0.130%, 1-2-13 (B)	2,000	2,000
NY Hsng Fin Agy, Related-Caroline Apt Hsng Rev Bonds, Ser 2008A (GTD by Federal Home Loan Mortgage Corporation), 0.140%, 1-2-13 (B)	900	900

		2,900

Oregon – 0.3%
Hosp Fac Auth of Clackamas Cnty, OR, Rev Bonds (Legacy Hlth Sys), Ser 2008B (GTD by U.S. Bank, N.A.), 0.120%, 1-2-13 (B)	700	700

Texas – 3.6%
Harris Cnty Hosp Dist, Sr Lien Rfdg Rev Bonds, Ser 2010 (GTD by JPMorgan Chase & Co.), 0.130%, 1-3-13 (B)	2,910	2,910
Port Arthur Navigation Dist Indl Dev Corp, Exempt Fac Var Rate Rev Bonds (Air Products Proj), Ser 2005 (GTD by Air Products and Chemicals, Inc.), 0.110%, 1-2-13 (B)	2,250	2,250

MUNICIPAL OBLIGATIONS (Continued)	Principal	Value
Texas (Continued)
Port Arthur Navigation Dist Indl Dev Corp, Exempt Fac Var Rate Rev Bonds (Air Products Proj), Ser 2006 (GTD by Air Products and Chemicals, Inc.), 0.110%, 1-2-13 (B)	$3,720	$3,720

		8,880

Wisconsin – 1.3%
WI Hlth and Edu Fac Auth, Var Rate Demand Rev Bonds (Wausau Hosp, Inc.), Ser 1998B (GTD by JPMorgan Chase Bank, N.A.), 0.130%, 1-2-13 (B)	400	400
WI Hlth and Edu Fac Auth, Wheaton Franciscan Svc, Inc., Sys Var Rate Rev Bonds, Ser 2003B (GTD by U.S. Bank, N.A.), 0.120%, 1-2-13 (B)	2,700	2,700

		3,100

Wyoming – 0.5%
Uinta Cnty, WY, Pollutn Ctl Rfdg Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 1992 (GTD by Chevron Corporation), 0.100%, 1-2-13 (B)	1,156	1,156

TOTAL MUNICIPAL OBLIGATIONS – 34.2%		$83,698
(Cost: $83,698)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	Principal	Value
United States Government Agency Obligations
Overseas Private Investment Corporation (GTD by United States Government):
0.170%, 1-2-13	$2,083	$2,083
0.170%, 1-2-13 (B)	1,773	1,772
0.170%, 1-2-13 (B)	721	721
Totem Ocean Trailer Express, Inc. (GTD by United States Government), 0.560%, 1-15-13 (B)	1,061	1,061

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 2.3%		$5,637
(Cost: $5,637)

TOTAL INVESTMENT SECURITIES – 98.1%		$240,304
(Cost: $240,304)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 1.9%		4,640

NET ASSETS – 100.0%		$244,944

Notes to Schedule of Investments

(A)	Rate shown is the yield to maturity at December 31, 2012.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets or the next demand date.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Obligations	$—	$150,969	$—
Municipal Obligations	—	83,698	—
United States Government Agency Obligations	—	5,637	—
Total	$—	$240,304	$—

The following acronym is used throughout this schedule:

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

126	ANNUAL REPORT	2012

MANAGEMENT DISCUSSION

Real Estate Securities	(UNAUDITED)

Joseph R. Betlej

Lowell R. Bolken

Ivy Funds VIP Real Estate Securities is subadvised by Advantus Capital Management, Inc. Below, Joseph R. Betlej, CFA, and Lowell R. Bolken, portfolio managers of Ivy Funds VIP Real Estate Securities, discuss positioning, performance and results for the fiscal year ended December 31, 2012. Mr. Betlej has managed the Portfolio since its inception in 2004 and has 28 years of industry experience. Mr. Bolken has managed the Portfolio since 2005 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Real Estate Securities	17.72%
Benchmark(s) and/or Lipper Category
Wilshire Real Estate Securities Index	17.57%
(generally reflects the performance of securities representing the commercial real estate market)
Lipper Variable Annuity Real Estate Funds Universe Average	17.11%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

It was a solid year of returns for real estate investment trusts (REIT) and the Portfolio, outperforming most of the broader U.S. equity indexes.

REITs started the year very confidently, up more than 8% in January, on the backs of strong economic data and corporate earnings. The Federal Reserve (Fed) fueled this strength by pledging to keep rates low through 2014. By the second quarter, volatility began to impact REITs as concerns on European sovereign debt, weakening global growth, and credit downgrades began to dominate investor perceptions. REITs fared well over the summer months as REIT earnings and overall economic data led their investors to expect better demand for commercial real estate. Markets later in the year turned cautious, as they attempted to digest the impact of open-ended quantitative easing, the presidential election, and the ramifications of the potential fiscal cliff. While global macroeconomic conditions continued to be mixed, the U.S. appeared to be leading the developed world with slow and steady growth, led by a rebound in the housing economy, improvement in the domestic energy markets, and the effects of a manufacturing renaissance. Again, these positive forces led investors to expect better fundamentals for the commercial real estate markets into year end.

Positive demand

Generally, REIT management teams that we meet with are suggesting that the modest economic growth of the past few years is translating into better current leasing prospects for their portfolios. There is some pent up demand that needs to be satisfied, but it is also a better environment for many businesses to borrow money to expand and hire new employees. The general environment can be characterized as slow but with marginally positive demand within the context of de minimis new competitive construction.

The global uncertainty mentioned above, however, has been reflected in tenant leasing decisions for business-oriented property types, such as office or industrial property types. Retail and self-storage (consumer-oriented sectors) have been somewhat immune and have performed better throughout the year with increasing consumer confidence. Hotels are riding the modest economic growth wave and are generally benefiting from the lack of new supply — yet they are very economically sensitive. Apartment fundamentals continue to benefit from the demand driven by the positive demographic influences of the baby boom echo, as growing numbers of college graduates are seeking rental housing opportunities.

Due to a very low cost of capital relative to its competition, REITs have found additional growth by either acquiring assets, or by developing new assets. This uptick in acquisitions, while substantial, is still well below peak acquisition activity. The same is true with new development.

Dividend increases were also quite prevalent in 2012. The strength in operating earnings is requiring REITs to raise their dividends to meet distribution requirements. The fact that many REITs are paying out only the minimum required to qualify as a REIT means further dividend increases will be necessary if earnings build.

During the year, the industrial, regional mall, and shopping center REITs generated the best performance for both the benchmark and the Portolio. In addition, the Portfolio’s non-benchmark holdings in cell tower companies, commercial mortgage REITs, and hotel managers and franchisers contributed positively to returns. Stock picking was a significant positive factor for the Portfolio during the year, particularly in the hotel and diversified REITs. Generally, apartment, manufactured home community and specialty REITs had weaker performance, reflecting the slowing growth expectations of those companies.

Increasing confidence

Fundamental improvement in occupancy and rental rates has led us to have greater confidence in REITs’ future earnings. This belief allowed us to invest a bit more aggressively during the year, taking on more aggressive property types and some smaller capitalization names. The fiscal cliff discussions have created volatility for REITs and other equities in the near term — as a result, we increased cash holdings mid fourth quarter. We

2012	ANNUAL REPORT	127

have favored investments in REITs that have strengthened their portfolios by liquidating their oldest and lower margin assets to invest in higher quality assets, or to pay down debt and improve their balance sheets. Other times our focus has been on REITs that are exploiting their cost of capital advantage by acquiring higher quality assets that come to market, or by developing new product in relatively high barriers to entry markets.

Though the fiscal cliff negotiations have cast a cloud on growth in the short term, the U.S. economy has continued its consistent growth path. The U.S. housing market rebound is beginning to translate into improved growth in local economies. Retailers confirm consumer confidence as the holiday shopping season was better than expected. Positive job formation continues, particularly in technology, energy and manufacturing areas. In general, we see free cash flow increasing in most REIT portfolios, which potentially could lead to dividend growth. We are monitoring the weakening of leasing trends in many office markets, particularly those areas exposed to financial services employment. However, we continue to be surprised at the continuity of demand for leasing in most other property types. On the technical side, REITs in some ways have exhibited the characteristics of “safe haven” status, given their underlying real assets denominated in U.S. currency. This conviction may be tested as the debt ceiling debate will likely cause market volatility. While many acquisitions by REITs have been accretive to earnings, they are becoming more expensive. If the cost of capital increases, the cost basis on these buildings may look high. Strong leasing results must continue to justify current valuation levels for REITs.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Real Estate Securities.

128	ANNUAL REPORT	2012

PORTFOLIO HIGHLIGHTS

Real Estate Securities	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	98.6%
Financials	96.8%
Telecommunication Services	1.3%
Consumer Discretionary	0.5%
Cash and Cash Equivalents	1.4%

Top 10 Equity Holdings

Company	Sector	Industry
Simon Property Group, Inc.	Financials	Retail REITs
Public Storage, Inc.	Financials	Specialized REITs
Equity Residential	Financials	Residential REITs
AvalonBay Communities, Inc.	Financials	Residential REITs
Ventas, Inc.	Financials	Specialized REITs
ProLogis	Financials	Industrial REITs
Boston Properties, Inc.	Financials	Office REITs
Health Care REIT, Inc.	Financials	Specialized REITs
HCP, Inc.	Financials	Specialized REITs
Macerich Company (The)	Financials	Retail REITs

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2012	ANNUAL REPORT	129

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Real Estate Securities	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

(2)	Because the Portfolio commenced operations on a date other than at the end of a month, and partial month calculations of the performances of the indexes (including income) are not available, investment in the indexes was effected as of May 31, 2004.

Average Annual Total Return(3)
1-year period ended 12-31-12	17.72%
5-year period ended 12-31-12	4.67%
10-year period ended 12-31-12	—
Since inception of Portfolio(4) through 12-31-12	8.49%

(3)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(4)	5-27-04 (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

130	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Real Estate Securities (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Diversified REITs – 2.8%
Liberty Property Trust	7	$250
Vornado Realty Trust	11	881

		1,131

Hotels, Resorts & Cruise Lines – 0.5%
Starwood Hotels & Resorts Worldwide, Inc. (A)	4	218

Industrial REITs – 4.9%
EastGroup Properties, Inc.	4	226
ProLogis	48	1,734

		1,960

Mortgage REITs – 0.6%
Colony Financial, Inc.	13	257

Office REITs – 15.5%
Alexandria Real Estate Equities, Inc.	5	340
BioMed Realty Trust, Inc.	18	356
Boston Properties, Inc.	15	1,629
Brandywine Realty Trust	38	466
Digital Realty Trust, Inc.	13	855
Duke Realty Corporation	43	592
Hudson Pacific Properties, Inc.	14	289
Kilroy Realty Corporation	14	658
Mack-Cali Realty Corporation	11	290
SL Green Realty Corp.	10	797

		6,272

Real Estate Operating Companies – 0.6%
Forest City Enterprises, Inc., Class A (B)	15	242

Residential REITs – 19.2%
American Campus Communities, Inc.	12	530
AvalonBay Communities, Inc.	13	1,817
BRE Properties, Inc., Class A	7	361
Camden Property Trust	11	750
Campus Crest Communities, Inc.	20	239
Equity Residential	34	1,928
Essex Property Trust, Inc.	6	873

COMMON STOCKS (Continued)	Shares	Value
Residential REITs (Continued)
Mid-America Apartment Communities, Inc.	9	$589
Post Properties	14	689

		7,776

Retail REITs – 27.1%
Acadia Realty Trust	16	401
Agree Realty Corporation	17	442
AmREIT, Inc., Class B	7	123
CBL & Associates Properties, Inc.	24	518
DDR Corp.	51	796
General Growth Properties, Inc. (A)(B)	43	858
Kimco Realty Corporation	43	837
Kite Realty Group Trust	46	257
Macerich Company (The)	16	961
Primaris Retail Real Estate Investment Trust (C)	9	243
RioCan Real Estate Investment Trust (C)	12	319
Simon Property Group, Inc.	26	4,084
Tanger Factory Outlet Centers, Inc.	16	534
Taubman Centers, Inc.	4	291
Weingarten Realty Investors	10	276

		10,940

Specialized REITs – 24.7%
Chesapeake Lodging Trust	7	136
CubeSmart	32	463
Entertainment Properties Trust (B)	5	207
HCP, Inc.	29	1,288
Health Care REIT, Inc.	26	1,618
Hersha Hospitality Trust	14	68
Host Hotels & Resorts, Inc.	48	745
LaSalle Hotel Properties	26	663
LTC Properties, Inc.	5	179
Pebblebrook Hotel Trust	10	219
Public Storage, Inc.	15	2,116
Summit Hotel Properties, Inc.	30	284
Sunstone Hotel Investors, Inc. (B)	22	239

COMMON STOCKS (Continued)	Shares	Value
Specialized REITs (Continued)
Ventas, Inc.	27	$1,770

		9,995

Wireless Telecommunication Service – 1.3%
American Tower Corporation, Class A (B)	5	402
Crown Castle International Corp. (B)	2	115

		517

TOTAL COMMON STOCKS – 97.2%		$39,308
(Cost: $34,422)

PREFERRED STOCKS
Office REITs – 0.8%
Digital Realty Trust, Inc., 7.000%	12	320

Specialized REITs – 0.6%
Pebblebrook Hotel Trust, Series B, 8.000%	9	242

TOTAL PREFERRED STOCKS – 1.4%		$562
(Cost: $532)

SHORT-TERM SECURITIES	Principal
Master Note – 1.0%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (D)	$385	385

TOTAL SHORT-TERM SECURITIES – 1.0%		$385
(Cost: $385)

TOTAL INVESTMENT SECURITIES – 99.6%		$40,255
(Cost: $35,339)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		153

NET ASSETS – 100.0%		$40,408

Notes to Schedule of Investments

(A)	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(B)	No dividends were paid during the preceding 12 months.

(C)	Listed on an exchange outside the United States.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

2012	ANNUAL REPORT	131

SCHEDULE OF INVESTMENTS

Real Estate Securities (in thousands)	DECEMBER 31, 2012

The following written options were outstanding at December 31, 2012 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Market Value
General Growth Properties, Inc.	N/A	Call	144	January 2013	$21.00	$4	$(2)
Starwood Hotels & Resorts Worldwide, Inc.	N/A	Call	35	January 2013	62.50	5	— *

						$9	$(2)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2		Level 3
Assets
Investments in Securities
Common Stocks	$39,308	$—		$—
Preferred Stocks	562	—		—
Short-Term Securities	—	385		—
Total	$39,870	$385		$—

Liabilities
Written Options	$2	$—	*	$—

The following acronyms are used throughout this schedule:

OTC = Over the Counter

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

132	ANNUAL REPORT	2012

MANAGEMENT DISCUSSION

Science and Technology	(UNAUDITED)

Zachary H. Shafran

Below, Zachary H. Shafran, portfolio manager of Ivy Funds VIP Science and Technology, discusses positioning, performance and results for the fiscal year ended December 31, 2012. He has managed the Portfolio for 12 years and has 24 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Science and Technology	27.83%
Benchmark(s) and/or Lipper Category
S&P North American Technology Sector Index	15.23%
(generally reflects the performance of U.S. science and technology stocks)
Lipper Variable Annuity Science & Technology Funds Universe Average	13.56%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Uncertainty continues with slow global growth

Equities markets were volatile in the fiscal year ended December 31, 2012, as investors around the globe remained largely risk averse. Economic growth remained slow in key countries, although it improved somewhat as the year progressed. By year-end, U.S economic growth found some strength in consumer durables like housing and autos, but fiscal policy and election uncertainties weighed on equities markets. While a compromise on income taxes helped the U.S. avoid the fiscal cliff of spending cuts and tax increases, it’s unclear how the government will resolve mandated budget cuts and a debt-ceiling deadline. The Federal Reserve during the year implemented the “Quantitative Easing 3” bond-buying stimulus program, which could continue through at least mid-2015.

Looking outside the U.S., most of Europe was in recession during the year as the region dealt with an ongoing sovereign debt and banking crisis. There were a variety of proposals to address the problems but no lasting solutions. At mid-year, the head of the European Central Bank (ECB) said the bank would do “whatever it takes” to defend the eurozone, easing fears of a breakup in the European Union. The ECB in September announced unlimited buying of bonds with maturities up to three years. In China, the economy continued to show solid growth during the year across industries and sectors, and it completed its once-per-decade selection of new leadership late in the year. There also were leadership changes in Japan, Greece, France, the Netherlands and South Korea. Given slow global growth, markets increasingly are alert to the monetary and fiscal policies of key economies worldwide, so we will be watching for the impact of these changes.

Strong performance in volatile year

While the information technology sector performed well during the year, worries related to capital spending in a difficult economic environment combined with the uncertainty about the fiscal cliff resulted in weaker performance for the networking and semiconductor, and semiconductor equipment areas. There was a general lack of mergers and acquisitions activity in the sector, which helped contribute to robust balance sheets for many companies. Health care stocks also performed well during the year, and biotechnology stocks were particularly strong in the first half of the year.

The Portfolio significantly outperformed its benchmark and its peer-group average during the period. An overweight position in health care, compared to the benchmark, along with strong security selection in that sector meaningfully contributed to performance for the year. We maintained 10-20% exposure to health care throughout the year, and we believe this is one of the sectors with the greatest opportunity for innovation and growth going forward. While the Portfolio was underweight the information technology sector relative to the benchmark, strong security selection in that sector was the largest contributor to the year’s performance. Among specific securities, Aspen Technology Inc. was the greatest relative contributor for the year and is an example of our longer-term investment philosophy for the Portfolio. The company creates process control software for the capital-intensive chemical and energy industries. We think several of the Portfolio’s long-term investments began to materialize during the year, resulting in solid contributions from security selection. Apple Inc. captured the investment world’s collective interest and peaked as the largest U.S. company before somewhat falling out of favor with investors because of questions about demand for new products and competition. It was a positive relative contributor to performance for the year. Samsung Electronics Co., Ltd. also contributed to the Portfolio’s performance. The company continues to find ways to innovate. Its Galaxy lineup of products in the smart phone and tablet markets has done better than expected. Sprint Nextel Corp. also was among the top relative contributors and we believe it is beginning to benefit from a change in perception about the company’s potential and the strong support of Softbank Corp., which made a bid late in the fiscal year to acquire a majority stake in the firm.

The Portfolio’s allocation to cash as well as an underweight position in consumer discretionary and negative security selection in that sector detracted from overall performance. In terms of specific holdings, a position in Netflix.com Inc. was the greatest relative detractor to performance for the year, followed by a holding in Groupon Inc. Both are in the consumer discretionary sector. (The Portfolio no longer holds Netflix.com Inc. or Groupon Inc.) The Portfolio’s holdings in China Unicom Limited, a telecommunications services firm in China, also detracted from performance for the period.

2012	ANNUAL REPORT	133

Seeking opportunities as global growth resumes

Investors still face uncertainty about a resolution to the U.S. debt ceiling and the remaining aspects of the fiscal cliff. We also think questions about the strength of China’s economy and overall stability in Europe may affect investor confidence. Despite these fiscal concerns, we generally are positive about the path of economic growth for 2013. In mixed economic environments, we believe there are many potential investment opportunities — especially in scarce resources, mobility and biotechnology — around the world. As we look at the securities of such companies, we are attracted by what we believe are good growth prospects and sound capital structures. As always, we will carefully monitor the macroeconomic environment, but our focus remains primarily on security-specific fundamental research. We believe this attention to bottom-up research coupled with the innovation and transformation under way across the globe will continue to provide investment opportunities in 2013.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. International investing involves additional risks including currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Science and Technology.

134	ANNUAL REPORT	2012

PORTFOLIO HIGHLIGHTS

Science and Technology	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	93.4%
Information Technology	59.9%
Health Care	15.2%
Telecommunication Services	7.1%
Industrials	7.1%
Materials	1.6%
Financials	0.8%
Consumer Staples	0.6%
Energy	0.6%
Consumer Discretionary	0.5%
Bonds	0.8%
Corporate Debt Securities	0.8%
Cash and Cash Equivalents	5.8%

Country Weightings

North America	78.4%
United States	78.4%
Pacific Basin	9.8%
South Korea	5.0%
Other Pacific Basin	4.8%
Europe	3.0%
South America	2.2%
Other	0.5%
Bahamas/Caribbean	0.3%
Cash and Cash Equivalents	5.8%

Top 10 Equity Holdings

Company	Sector	Industry
Aspen Technology, Inc.	Information Technology	Application Software
Alliance Data Systems Corporation	Information Technology	Data Processing & Outsourced Services
Apple Inc.	Information Technology	Computer Hardware
Samsung Electronics Co., Ltd.	Information Technology	Semiconductors
ACI Worldwide, Inc.	Information Technology	Application Software
Cree, Inc.	Information Technology	Semiconductors
Micron Technology, Inc.	Information Technology	Semiconductors
Tenet Healthcare Corporation	Health Care	Health Care Facilities
Google Inc., Class A	Information Technology	Internet Software & Services
UnitedHealth Group Incorporated	Health Care	Managed Health Care

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

2012	ANNUAL REPORT	135

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Science and Technology	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	27.83%
5-year period ended 12-31-12	5.25%
10-year period ended 12-31-12	11.91%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

136	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Science and Technology (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Agricultural Products – 0.6%
Darling International Inc. (A)	125	$2,010

Application Software – 13.1%
ACI Worldwide, Inc. (A)	370	16,174
Aspen Technology, Inc. (A)	939	25,951
Nuance Communications, Inc. (A)	76	1,692

		43,817

Biotechnology – 3.5%
Ironwood Pharmaceuticals, Inc., Class A (A)	122	1,350
Isis Pharmaceuticals, Inc. (A)	216	2,257
Vertex Pharmaceuticals Incorporated (A)	195	8,195

		11,802

Computer Hardware – 6.6%
Apple Inc. (A)	36	19,402
Dell Inc.	254	2,574

		21,976

Computer Storage & Peripherals – 0.7%
Fusion-io, Inc. (A)	101	2,311

Construction & Engineering – 0.9%
Abengoa, S.A. (B)	79	252
Abengoa, S.A. – B Shares (A)(B)	316	975
Aegion Corporation (A)	76	1,693

		2,920

Consumer Finance – 0.8%
NetSpend Holdings, Inc. (A)	224	2,646

Data Processing & Outsourced Services – 10.8%
Alliance Data Systems Corporation (A)	137	19,760
Euronet Worldwide, Inc. (A)	357	8,430
VeriFone Holdings, Inc. (A)	153	4,538
WNS (Holdings) Limited, ADR (A)	317	3,301

		36,029

Electronic Components – 1.6%
Power-One, Inc. (A)	860	3,533
Universal Display Corporation (A)	70	1,786

		5,319

Electronic Manufacturing Services – 0.5%
Plexus Corp. (A)	68	1,762

Fertilizers & Agricultural Chemicals – 1.6%
Monsanto Company	56	5,281

COMMON STOCKS (Continued)	Shares	Value
Health Care Equipment – 1.4%
Boston Scientific Corporation (A)	564	$3,230
Volcano Corporation (A)	65	1,544

		4,774

Health Care Facilities – 3.7%
Tenet Healthcare Corporation (A)	377	12,242

Health Care Services – 0.7%
Fleury S.A. (A)(B)	85	955
Fleury S.A. (A)(B)(C)	131	1,472

		2,427

Health Care Technology – 1.9%
Cerner Corporation (A)	84	6,498

Industrial Machinery – 5.2%
ESCO Technologies Inc.	238	8,912
Pentair, Inc. (A)	174	8,537

		17,449

Integrated Telecommunication Services – 3.2%
CenturyLink, Inc.	107	4,198
China Unicom Limited (B)	2,506	4,075
Windstream Corporation	285	2,361

		10,634

Internet Software & Services – 4.5%
21Vianet Group, Inc., ADR (A)	176	1,688
Facebook, Inc., Class A (A)	61	1,614
Google Inc., Class A (A)	17	11,846

		15,148

IT Consulting & Other Services – 3.8%
Acxiom Corporation (A)	532	9,292
iGATE Corporation (A)	208	3,285

		12,577

Managed Health Care – 4.0%
Odontoprev S.A. (B)	318	1,667
UnitedHealth Group Incorporated	210	11,396

		13,063

Movies & Entertainment – 0.5%
News Corporation Limited, Class A (A)	70	1,775

Oil & Gas Equipment & Services – 0.6%
Forum Energy Technologies, Inc. (A)	80	1,973

Research & Consulting Services – 1.0%
Qualicorp S.A. (A)(B)	79	813
Qualicorp S.A. (A)(B)(C)	254	2,629

		3,442

COMMON STOCKS (Continued)	Shares	Value
Semiconductor Equipment – 1.4%
Nanometrics Incorporated (A)	145	$2,085
Photronics, Inc. (A)	420	2,505

		4,590

Semiconductors – 16.4%
Cree, Inc. (A)	445	15,136
Intel Corporation	175	3,608
Micron Technology, Inc. (A)	2,152	13,662
Samsung Electronics Co., Ltd. (B)	12	16,955
Spansion Inc. (A)	141	1,965
Spreadtrum Communications, Inc., ADR	208	3,652

		54,978

Systems Software – 0.5%
Allot Communications Ltd. (A)	97	1,725

Wireless Telecommunication Service – 3.9%
Softbank Corp. (B)	88	3,239
Sprint Nextel Corporation (A)	1,721	9,756

		12,995

TOTAL COMMON STOCKS – 93.4%		$312,163
(Cost: $241,419)

CORPORATE DEBT SECURITIES	Principal
Health Care Equipment – 0.5%
Volcano Corporation, Convertible, 1.750%, 12-1-17	$1,570	$1,582

Semiconductors – 0.3%
JinkoSolar Holding Co., Ltd., Convertible, 4.000%, 5-15-16 (C)	2,230	938

TOTAL CORPORATE DEBT SECURITIES – 0.8%		$2,520
(Cost: $3,790)

SHORT-TERM SECURITIES
Commercial Paper – 4.3%
GlaxoSmithKline Finance plc (GTD by GlaxoSmithKline plc), 0.140%, 1-17-13 (D)	3,000	3,000
John Deere Canada ULC (GTD by Deere & Company), 0.140%, 2-6-13 (D)	2,000	2,000
Kroger Co. (The), 0.400%, 1-3-13 (D)	3,000	3,000

2012	ANNUAL REPORT	137

SCHEDULE OF INVESTMENTS

Science and Technology (in thousands) DECEMBER 31, 2012

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
Sonoco Products Co., 0.000%, 1-2-13 (D)	$3,579	$3,578
Wisconsin Electric Power Co., 0.190%, 1-3-13 (D)	3,000	3,000

		14,578

Master Note – 0.4%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (E)	1,293	1,293

SHORT-TERM SECURITIES (Continued)	Principal	Value

Municipal Obligations – Taxable – 1.1%
MS Business Fin Corp, Gulf Opp Zone Indl Dev Rev Bonds (Chevron U.S.A. Inc. Proj), Ser 2007B (GTD by Chevron Corporation), 0.100%, 1-2-13 (E)	$3,659	$3,659

TOTAL SHORT-TERM SECURITIES – 5.8%		$19,530
(Cost: $19,530)

Value

TOTAL INVESTMENT SECURITIES – 100.0%	$334,213
(Cost: $264,739)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%	(89)

NET ASSETS – 100.0%	$334,124

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the total value of these securities amounted to $5,039 or 1.5% of net assets.

(D)	Rate shown is the yield to maturity at December 31, 2012.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following forward foreign currency contracts were outstanding at December 31, 2012:

Type	Currency	Counterparty	Principal Amount of Contract (Denominated in Indicated Currency)	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Sell	Japanese Yen	Deutsche Bank AG	263,000	5-13-13	$225	$—

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$287,642	$24,521	$—
Corporate Debt Securities	—	2,520	—
Short-Term Securities	—	19,530	—
Total	$287,642	$46,571	$—
Forward Foreign Currency Contracts	$—	$225	$—

138	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Science and Technology (in thousands) DECEMBER 31, 2012

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

Country Diversification

(as a % of net assets)
United States	78.4%
South Korea	5.0%
China	2.8%
Switzerland	2.6%
Brazil	2.2%
Japan	1.0%
India	1.0%
Other Countries	1.2%
Other+	5.8%

+Includes cash and cash equivalents and other assets and liabilities

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	139

MANAGEMENT DISCUSSION

Small Cap Growth	(UNAUDITED)

Kenneth G. McQuade

Below, Kenneth G. McQuade, portfolio manager of Ivy Funds VIP Small Cap Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2012. He has managed the Portfolio since 2006 and has 17 years of investment experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Small Cap Growth	5.17%
Benchmark(s) and/or Lipper Category
Russell 2000 Growth Index	14.59%
(generally reflects the performance of small-company growth stocks)
Lipper Variable Annuity Small-Cap Growth Funds Universe Average	14.10%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Another year of challenges

For the period ended 2012, the Portfolio significantly underperformed the benchmark and its peer group. Last year marked yet another wild ride for small-cap equities and markets across the globe, courtesy of political turmoil and unpredictable fiscal outlooks. Still, the Russell 2000 Growth Index racked up a gain, maybe suggesting the concerns that surround us just aren’t as concerning anymore. The year began with another wave of New Year optimism that the global economy was recovering and far enough removed from the 2008 financial crisis. However, the remainder of the year really remained non directional and consisted of steep peaks and valleys resulting in a year-end performance similar to February highs.

The Russell 2000 Growth Index delivered impressive performance for most of the first quarter. Although all the issues investors have been struggling with for years remained, investor concerns seem to have been contained during the beginning of the year and consumer confidence, retail sales from a mild winter and auto sales all improved. But for most of the second quarter, stock markets severely retrenched as the old adage “sell in May and go away” proved prophetic for a third consecutive year. Weaker labor statistics, resurging European fears centered on Greece and Spain, along with the acknowledgement of the looming fiscal cliff all contributed to a “risk-off” quarter for equities. Like we have come to expect, the market again significantly reversed course, this time to the upside in the third quarter. U.S. stock markets ended third quarter near all-time highs despite the skepticism still prevalent around the world as the Federal Reserve (Fed) continued its support with the introduction of a third round of quantitative easing and maintained a position to do whatever it took to spur on the financial system. Money infusions and monetary support from the Fed helped make U.S. corporations a safer investor haven in an otherwise violent world, and continue to do so at least while the support remains engaged.

The fourth quarter of 2012 owes almost all its volatility to never ending political turmoil and the presidential election. The tight presidential race presented a blurred outlook with regard to potential tax policy, austerity and entitlement changes causing another sharp market downturn into and immediately following the election. It is interesting to note how lack of forward vision spooks this market sometimes yet is noticeably ignored at others. However, post another trough in mid-November, the market wiped out the quarterly loss on optimism that Washington would cooperate enough to dodge the fiscal cliff and let the underlying economy continue its trek of improvement.

Strengths and weaknesses

There continued to be little correlation between stock characteristics and stock performance, which caused considerable discrepancy between the Portfolio and benchmark performance. The cheapest companies with the lowest projected growth rates and higher debt-to-assets outperformed the year and fourth quarter largely based on a market strategy of owning names that could exceed their low anticipated expectations. Meanwhile, the Portfolio maintained holdings of larger size with higher returns, profitability and growth. This lower-quality trend may suggest less investment conviction in the marketplace and more reactionary shorter-term trading in names simply experiencing positive current earnings revisions regardless of their underlying fundamental position. Such an environment is typically very volatile, as we have experienced since 2008, and makes style investing have many more swings in relative performance.

Consumer discretionary benefited from an uptick in consumer confidence, low interest rates and favorable weather during 2012. A sector underweight along with disappointing stock selection caused consumer discretionary to be the largest detractor to relative performance. The Portfolio held certain household retailers and manufacturers that disappointed high expectations primarily from unanticipated competition. The combination of the lack of positive earnings revisions for names with higher valuations and expectations caused some severe price resets, which the Portfolio was unable to be overcome. Technology experienced similar negative resets on strong secular growth names with higher valuations that had near-term deceleration due mostly to macroeconomic conditions. The result was underperformance that could not be overcome in other sectors. Energy was the worst performing sector for the year. Energy output far exceeded demand, causing prices to revert near the lowest levels in a decade. The Portfolio was overweight energy but had strong stock selection to produce a positive contribution.

140	ANNUAL REPORT	2012

As expected in a quantitative easing environment, cyclical sectors mostly outperformed in 2012. Materials led followed by consumer discretionary then telecommunication services. Materials and industrials performed well as the availability of cheap credit allowed for the beginning of an upswing in building and capital spending. Although the Portfolio was underweight materials and industrials for the year, stock selection contributed to positive relative sector performance.

Outlook

Looking forward, we continue to witness self-sustaining domestic stabilization developing but believe the economy remains very susceptible to threatening cross currents. Those currents include the festering debt crisis in Europe, China’s rate of economic prosperity and effectiveness of ongoing quantitative easing programs, although nothing may be more influential than the U.S. political wranglings. Tax increases and certain austerity measures could put considerable growth curbs on an economy that can hardly afford to sacrifice growth. Potentially worse, the inability for politicians to move forward with any meaningful policies may destroy consumer and corporate confidence in an already very low demand environment. Either outcome threatens domestic growth that already is expected to decelerate. Any setbacks could cause a recession threat.

Meanwhile, the underlying domestic economy shows signs of encouragement, which historically has proved positive for equity markets and small-cap relative performance. We believe that general trends — of improved consumer confidence, reduced unemployment claims, stronger manufacturing — including auto production and increased home prices – are signs of a healing (albeit slow) in the U.S. economy.

Incremental stimulus may wane or at least lose some of its productivity and state and federal organizations have reversed to more restrictive policies. However, many corporations have record-high profitability and healthy balance sheets with no major credit walls for years to come, so the ability to internally fund profitable growth is accessible. We, therefore, continue to believe companies that can quickly and more substantially produce quality revenue growth non-dependent of government stimulus or sizeable debt leverage can separate themselves in the market. However, we realize that the availability of credit at ultra low interest rates allow some more marginal companies to also support accelerating growth at least in the short term which may broaden the market beyond our expectations. That said, we remain focused on high-quality growth stocks that we believe have a more structured and longer-term sustainable revenue and earnings stream and can grow organically with positive cash flows.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more well-established companies. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Small Cap Growth.

2012	ANNUAL REPORT	141

PORTFOLIO HIGHLIGHTS

Small Cap Growth ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	94.0%
Information Technology	26.2%
Industrials	19.3%
Health Care	14.3%
Consumer Discretionary	11.0%
Energy	8.7%
Financials	7.6%
Consumer Staples	3.5%
Materials	2.2%
Retailing	1.2%
Cash and Cash Equivalents	6.0%

Top 10 Equity Holdings

Company	Sector
IPG Photonics Corporation	Information Technology
Westinghouse Air Brake Technologies Corporation	Industrials
Portfolio Recovery Associates, Inc.	Industrials
Cyberonics, Inc.	Health Care
OSI Systems, Inc.	Information Technology
BroadSoft, Inc.	Information Technology
Targa Resources Corp.	Energy
MICROS Systems, Inc.	Information Technology
Volcano Corporation	Health Care
Lithia Motors, Inc.	Consumer Discretionary

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

142	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Growth (UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	5.17%
5-year period ended 12-31-12	-0.15%
10-year period ended 12-31-12	7.56%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2012	ANNUAL REPORT	143

SCHEDULE OF INVESTMENTS

Small Cap Growth (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Aerospace & Defense – 1.5%
Huntington Ingalls Industries, Inc.	154	$6,682

Apparel Retail – 2.2%
Francesca’s Holdings Corporation (A)	149	3,872
Zumiez Inc. (A)	300	5,831

		9,703

Apparel, Accessories & Luxury Goods – 2.0%
Under Armour, Inc., Class A (A)	180	8,753

Application Software – 7.0%
BroadSoft, Inc. (A)	333	12,114
Synchronoss Technologies, Inc. (A)	202	4,252
Tyler Technologies, Inc. (A)	130	6,301
Ultimate Software Group, Inc. (The) (A)	93	8,733

		31,400

Asset Management & Custody Banks – 2.1%
AllianceBernstein Holding L.P.	301	5,251
WisdomTree Investment, Inc. (A)	645	3,948

		9,199

Automotive Retail – 2.2%
Lithia Motors, Inc.	274	10,235

Biotechnology – 0.9%
Ironwood Pharmaceuticals, Inc., Class A (A)	350	3,884

Brewers – 2.1%
Boston Beer Company, Inc. (The), Class A (A)	68	9,165

Building Products – 1.4%
A. O. Smith Corporation	99	6,216

Communications Equipment – 2.2%
Aruba Networks, Inc. (A)	358	7,422
Ruckus Wireless, Inc (A)	100	2,258

		9,680

Construction & Farm Machinery & Heavy Trucks – 6.1%
Manitowoc Company, Inc. (The)	442	6,935
Wabash National Corporation (A)	479	4,299
Westinghouse Air Brake Technologies Corporation	187	16,404

		27,638

Consumer Finance – 1.9%
First Cash Financial Services, Inc. (A)	173	8,609

COMMON STOCKS (Continued)	Shares	Value
Diversified Support Services – 3.0%
Portfolio Recovery Associates, Inc. (A)	125	$13,351

Electronic Equipment & Instruments – 3.7%
FARO Technologies, Inc. (A)	110	3,915
OSI Systems, Inc. (A)	198	12,648

		16,563

Electronic Manufacturing Services – 4.7%
IPG Photonics Corporation	248	16,536
Jabil Circuit, Inc.	117	2,256
Sanmina-SCI Corporation (A)	208	2,303

		21,095

Fertilizers & Agricultural Chemicals – 2.2%
American Vanguard Corporation	194	6,017
Rentech Nitrogen GP, LLC and Rentech Nitrogen Partners, L.P.	96	3,630

		9,647

Health Care Equipment – 5.9%
Cyberonics, Inc. (A)	252	13,240
Heartware International, Inc. (A)	37	3,107
Volcano Corporation (A)	437	10,326

		26,673

Health Care Facilities – 1.0%
Hanger Orthopedic Group, Inc. (A)	167	4,565

Health Care Supplies – 1.8%
Align Technology, Inc. (A)	182	5,062
Vascular Solutions, Inc. (A)	190	3,002

		8,064

Health Care Technology – 1.5%
HealthStream, Inc. (A)	190	4,619
Vocera Communications, Inc. (A)	92	2,317

		6,936

Homefurnishing Retail – 2.0%
Select Comfort Corporation (A)	348	9,108

Human Resource & Employment Services – 0.6%
WageWorks, Inc. (A)	140	2,492

Industrial Machinery – 4.1%
Chart Industries, Inc. (A)	117	7,774
Nordson Corporation	77	4,867
Proto Labs, Inc. (A)	148	5,850

		18,491

Internet Retail – 1.2%
Blue Nile, Inc. (A)	142	5,478

COMMON STOCKS (Continued)	Shares	Value
Internet Software & Services – 3.0%
Demandware, Inc. (A)	215	$5,869
OpenTable, Inc. (A)	157	7,666

		13,535

Investment Banking & Brokerage – 2.2%
Greenhill & Co., Inc.	190	9,899

Leisure Products – 1.4%
Arctic Cat Inc. (A)	185	6,178

Oil & Gas Equipment & Services – 5.7%
Core Laboratories N.V.	46	5,039
Dril-Quip, Inc. (A)	117	8,527
Forum Energy Technologies, Inc. (A)	299	7,394
Superior Energy Services, Inc. (A)	233	4,827

		25,787

Oil & Gas Exploration & Production – 0.3%
Laredo Petroleum Holdings, Inc. (A)	70	1,271

Oil & Gas Storage & Transportation – 2.7%
Targa Resources Corp.	227	12,010

Packaged Foods & Meats – 1.4%
Calavo Growers, Inc.	171	4,308
WhiteWave Foods Company (The), Class A (A)	136	2,115

		6,423

Pharmaceuticals – 3.2%
Akorn, Inc. (A)	400	5,340
Impax Laboratories, Inc. (A)	93	1,911
Salix Pharmaceuticals, Ltd. (A)	170	6,874

		14,125

Real Estate Services – 1.4%
Realogy Holdings Corp. (A)	150	6,294

Restaurants – 1.2%
Panera Bread Company, Class A (A)	34	5,326

Semiconductors – 1.2%
Cirrus Logic, Inc. (A)	115	3,328
Mellanox Technologies, Ltd. (A)	35	2,090

		5,418

Systems Software – 4.4%
Allot Communications Ltd. (A)	165	2,947
Eloqua, Inc. (A)	222	5,246
MICROS Systems, Inc. (A)	268	11,375

		19,568

144	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Small Cap Growth (in thousands)	DECEMBER 31, 2012

COMMON STOCKS (Continued)	Shares	Value
Trading Companies & Distributors – 2.6%
Beacon Roofing Supply, Inc. (A)	201	$6,676
United Rentals, Inc. (A)	109	4,941

		11,617

TOTAL COMMON STOCKS – 94.0%		$421,078
(Cost: $381,795)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 5.3%
BHP Billiton Finance (USA) Limited (GTD by BHP Billiton Limited), 0.130%, 1-11-13 (B)	$5,000	4,999

SHORT-TERM SECURITIES (Continued)	Principal	Value
Commercial Paper (Continued)
Corporacion Andina de Fomento, 0.190%, 2-4-13 (B)	$3,000	$3,000
Sonoco Products Co., 0.000%, 1-2-13 (B)	4,810	4,810
St. Jude Medical, Inc., 0.190%, 1-25-13 (B)	5,000	4,999
Straight-A Funding, LLC (GTD by Federal FinancingBank), 0.180%, 1-8-13 (B)	2,000	2,000
Total Capital Canada Ltd. (GTD by Total S.A.), 0.110%, 1-11-13 (B)	4,000	4,000

		23,808

SHORT-TERM SECURITIES (Continued)	Principal	Value
Master Note – 1.0%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (C)	$4,521	$4,521

TOTAL SHORT-TERM SECURITIES – 6.3%		$28,329
(Cost: $28,329)

TOTAL INVESTMENT SECURITIES – 100.3%		$449,407
(Cost: $410,124)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3%)		(1,260)

NET ASSETS – 100.0%		$448,147

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2012.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$421,078	$—	$—
Short-Term Securities	—	28,329	—
Total	$421,078	$28,329	$—

The following acronym is used throughout this schedule:

GTD = Guaranteed

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	145

MANAGEMENT DISCUSSION

Small Cap Value	(UNAUDITED)

Christopher J. Parker

Below, Christopher J. Parker, CFA, portfolio manager of Ivy Funds VIP Small Cap Value, discusses positioning, performance and results for the fiscal year ended December 31, 2012. He has managed the Portfolio since September 2011 and has 17 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Small Cap Value	18.63%
Benchmark(s) and/or Lipper Category
Russell 2000 Value Index	18.05%
(generally reflects the performance of small-company value style stocks)
Lipper Variable Annuity Small-Cap Value Funds Universe Average	16.34%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

Equities in general posted strong performance in the past year and small-cap equities performed slightly better than the overall market. While the overall rate of economic improvement remained slow during the year, the breadth of sectors experiencing better trends improved and, most critically, the housing market showed progressive strength in 2012. In addition, while the labor market showed abnormal seasonality over the course of the year, which led to a sense of “fits and starts,” the overall labor picture was one of moderate improvement. This continued modest pace of recovery was sufficient to drive earnings results that were generally in-line to better than expectations. Although the absolute pace of earnings improvement is far from stellar, the positive direction — over the year was broadly sufficient to drive improved overall sentiment, which — helped boost equity prices. These positive factors — along with improvements in data from China and signs of stabilization in Europe — offset the uncertainty and drag related to the fiscal cliff and a last minute deal (albeit a highly suboptimal one) pushed U.S. equity markets further at the close of 2012.

Sources of strength and weakness

2012 was a fairly good year for the Portfolio in which it slightly outperformed the benchmark. This result came in spite of a large drag on performance created by excess cash as Portfolio positions and weightings were re-oriented. Excluding this issue, the influence of sector weightings was largely a wash, but the Portfolio benefitted from strong stock selection consistent with the investment approach undertaken to manage the Portfolio and explore investment opportunities.

The Portfolio was overweight energy, which was one of the weakest performing sectors in the benchmark. The Portfolio also suffered from being underweight financials, which slightly outperformed the index. On a more favorable sector perspective, the Portfolio benefitted from being heavily overweight consumer discretionary (the best performing sector in the index) and from being underweight information technology. The Portfolio experienced especially strong stock selection in materials driven largely by investments in Louisiana Pacific (which makes oriented strand board used in home construction) and Solutia Inc., no longer a holding of the Portfolio (a specialty chemical company that was acquired early in the year).

Stock selection was also strongly positive in consumer discretionary (Cinemark Holdings, Inc., Gaylord Entertainment Company, no longer a holding of the Portfolio, [now Ryman Hospitality] and Ann Taylor Stores Corp.), health care (Community Health Systems, Inc.) and information technology (CoreLogic Inc.). Stock selection was a drag in industrials as investments in Accuride Corp and AAR Corp., no longer holdings of the Portfolio, both fared poorly.

Strategy and sector emphasis

Our investment approach places value on the concept of a large margin of safety (coupled with limited downside), thorough research and patience. We believe that superior investment returns are driven by doing as much digging and thinking with respect to the earnings power, position, underlying asset value, management, and numerous other factors that ultimately influence our estimate of intrinsic value. We then seek to buy only when we can purchase a security far below our estimate of intrinsic value (and hopefully at a price that offers limited downside). Typically, we seek opportunities that feature a catalyst that could drive others to realize the magnitude that a stock is undervalued – then we wait. This level of patience is rapidly becoming the most unusual part of the investment process, as investment time horizons are now typically months rather than quarters or years.

Take for example the Portfolio’s investment in McDermott International. This company provides various types of services related to the development of offshore oil and gas resources. McDermott is primarily focused on areas where operators have already discovered sizable hydrocarbon reserves and are entering the process of developing these fields. By the time a particular play gets to this phase, it is almost always a matter of when the development will occur and who will win awards for work. McDermott’s current universe of bids outstanding and pipeline of potential bids is higher than any point in its history as sizable offshore developments continue to progress. Further, McDermott has a strong track of winning business and executing effectively for operators. It also has a CEO who appears more focused on returns and discipline than prior management. The consensus is that McDermott will win its fair share of the opportunities outstanding. However, the timing of this work is tough to call, which means near-term

146	ANNUAL REPORT	2012

earnings are quite difficult to predict. As a result, the company had been selling at a very slight premium to the value of its current backlog and liquidation value of its assets — a level, that in our view, doesn’t reflect the value of the ongoing business (which we view as much higher) and, we think, provides good downside protection as similar businesses rarely trade at such low levels relative to asset values for long.

Opportunities ahead

Much like the prior year, 2012 was a period of bumpy progress, and the year ahead holds both challenges and opportunities. The U.S. economy continues to make slow progress toward healing, and we view the turn in housing and house prices as especially important developments with great potential to drive economic improvement and improve consumer confidence. Furthermore, businesses continue to recover confidence and needs are reaching a point where greater levels of long-term investment is occurring. This improvement is clearly not dramatic and still somewhat fragile, but it is pointed in the right direction. Recent overseas data is pointing to improvements in certain key developing markets such as China — which could serve as key positive catalysts for improved levels of business activity in the coming year. Finally European economic trends remain very weak but are showing signs of stabilization. Activity in Europe could be aided in the coming year if further progress is made in the U.S. and China.

Offsetting this underlying environment of improvement is the uncertainty created by the dysfunction in Washington. While the Democrats and Republicans were able to cobble together a deal to avoid the fiscal cliff, the legislation was far from perfect and did little to resolve many of the long-term fiscal challenges facing the U.S. It likely will harden positions across the two parties as we face the need for action on the debt ceiling, the deferral of the sequester spending cuts and the passage of an ongoing government operating budget — all of which are scheduled for the first quarter of 2013.

In short, 2013 looks like another bumpy ride that will test investor mettle but will also likely present some favorable individual investment opportunities. As always, we will do our best to take advantage of these opportunities.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in small-cap stocks may carry more risk than investing in stocks of larger, more established companies. Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. The value of a security believed by the Portfolio’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Small Cap Value.

2012	ANNUAL REPORT	147

PORTFOLIO HIGHLIGHTS

Small Cap Value	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	92.3%
Financials	22.2%
Consumer Discretionary	20.8%
Energy	13.8%
Information Technology	10.4%
Materials	8.5%
Industrials	6.9%
Health Care	4.8%
Utilities	4.2%
Consumer Staples	0.7%
Cash and Cash Equivalents	7.7%

Top 10 Equity Holdings

Company	Sector
McDermott International, Inc.	Energy
Triumph Group, Inc.	Industrials
Cinemark Holdings, Inc.	Consumer Discretionary
Visteon Corporation	Consumer Discretionary
First Horizon National Corporation	Financials
GulfMark Offshore, Inc.	Energy
Community Health Systems, Inc.	Health Care
Dana Holding Corporation	Consumer Discretionary
Lexington Corporation Properties Trust	Financials
Teradyne, Inc.	Information Technology

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

148	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Small Cap Value	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	18.63%
5-year period ended 12-31-12	4.53%
10-year period ended 12-31-12	9.61%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Advantus Small Company Value Portfolio was reorganized as Ivy Funds VIP Small Cap Value (formerly W&R Target Small Cap Value Portfolio) on September 22, 2003. Performance shown for the period prior to this date is the performance of the Advantus Small Company Value Portfolio. This performance has not been restated to reflect the expenses of Ivy Funds VIP Small Cap Value. If those expenses were reflected, performance of Ivy Funds VIP Small Cap Value would differ.

2012	ANNUAL REPORT	149

SCHEDULE OF INVESTMENTS

Small Cap Value (in thousands)	DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Aerospace & Defense – 3.3%
Triumph Group, Inc.	122	$7,986

Apparel Retail – 0.5%
AnnTaylor Stores Corporation (A)	37	1,252

Apparel, Accessories & Luxury Goods – 3.1%
Hanesbrands Inc. (A)	127	4,563
Jones Apparel Group, Inc.	279	3,084

		7,647

Application Software – 1.3%
Synchronoss Technologies, Inc. (A)	157	3,303

Auto Parts & Equipment – 5.5%
Dana Holding Corporation	405	6,319
Visteon Corporation (A)	129	6,963

		13,282

Broadcasting – 3.4%
Belo Corp., Class A	599	4,591
Entercom Communications Corp. (A)	548	3,826

		8,417

Construction & Farm Machinery & Heavy Trucks – 1.8%
Manitowoc Company, Inc. (The)	287	4,505

Data Processing & Outsourced Services – 1.9%
CoreLogic Inc. (A)	172	4,641

Electric Utilities – 2.2%
Great Plains Energy Incorporated	260	5,273

Forest Products – 0.5%
Louisiana-Pacific Corporation (A)	68	1,310

Gas Utilities – 2.0%
Southwest Gas Corporation	117	4,950

Health Care Facilities – 4.3%
Community Health Systems, Inc.	208	6,401
HealthSouth Corporation (A)	194	4,093

		10,494

Health Care Services – 0.5%
Team Health Holdings, Inc. (A)	45	1,300

Homebuilding – 1.6%
M.D.C. Holdings, Inc.	109	4,003

Metal & Glass Containers – 1.0%
Owens-Illinois, Inc. (A)	121	2,569

COMMON STOCKS (Continued)	Shares	Value
Movies & Entertainment – 2.9%
Cinemark Holdings, Inc.	271	$7,046

Office REITs – 2.4%
Lexington Corporation Properties Trust	564	5,898

Oil & Gas Equipment & Services – 6.0%
GulfMark Offshore, Inc.	188	6,473
McDermott International, Inc. (A)	736	8,114

		14,587

Oil & Gas Exploration & Production – 4.9%
EV Energy Partners, L.P.	48	2,732
LinnCo LLC	137	4,954
Oasis Petroleum LLC (A)	69	2,194
Petroleum Development Corporation (A)	68	2,272

		12,152

Oil & Gas Refining & Marketing – 0.3%
Marathon Petroleum Corporation (A)	24	739

Oil & Gas Storage & Transportation – 2.6%
Atlas Pipeline Partners, L.P.	85	2,693
EQT Midstream Partners, LP	60	1,866
MarkWest Energy Partners, L.P.	35	1,775

		6,334

Paper Packaging – 2.1%
Boise Inc.	656	5,212

Personal Products – 0.7%
Inter Parfums, Inc.	93	1,806

Property & Casualty Insurance – 2.2%
Argo Group International Holdings, Ltd.	161	5,411

Publishing – 3.1%
E. W. Scripps Company (The) (A)	371	4,006
Valassis Communications, Inc.	143	3,692

		7,698

Regional Banks – 8.1%
Bank of Marin Bancorp	65	2,416
First Horizon National Corporation	665	6,591
First Niagara Financial Group, Inc.	585	4,637
Wintrust Financial Corporation	49	1,785
Zions Bancorporation	203	4,338

		19,767

COMMON STOCKS (Continued)	Shares	Value
Reinsurance – 4.3%
Endurance Specialty Holdings Ltd.	139	$5,529
Reinsurance Group of America, Incorporated	94	5,015

		10,544

Restaurants – 0.7%
Bloomin’ Brands, Inc. (A)	112	1,744

Semiconductor Equipment – 2.3%
Teradyne, Inc. (A)	335	5,665

Semiconductors – 3.6%
Freescale Semiconductor, Inc. (A)	426	4,694
Spansion Inc. (A)	302	4,204

		8,898

Specialized REITs – 1.9%
Strategic Hotels & Resorts, Inc. (A)	718	4,593

Specialty Chemicals – 4.9%
Ashland Inc.	67	5,387
Cytec Industries Inc.	56	3,848
RPM International Inc.	89	2,625

		11,860

Technology Distributors – 1.3%
Insight Enterprises, Inc. (A)	179	3,116

Thrifts & Mortgage Finance – 1.8%
Capitol Federal Financial	387	4,521

Trucking – 1.8%
Marten Transport, Ltd.	181	3,327
Werner Enterprises, Inc.	55	1,196

		4,523

TOTAL COMMON STOCKS – 90.8%		$223,046
(Cost: $205,297)

INVESTMENT FUNDS
Asset Management & Custody Banks – 1.5%
THL Credit, Inc.	249	$3,687

TOTAL INVESTMENT FUNDS – 1.5%		$3,687
(Cost: $3,255)

150	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Small Cap Value (in thousands) DECEMBER 31, 2012

SHORT-TERM SECURITIES	Principal	Value
Commercial Paper – 3.5%
GlaxoSmithKline Finance plc (GTD by GlaxoSmithKline plc), 0.140%, 1-17-13 (B)	$2,000	$2,000
Kroger Co. (The),
0.400%, 1-3-13 (B)	3,000	3,000
Sonoco Products Co., 0.000%, 1-2-13 (B)	3,626	3,626

		8,626

Master Note – 1.8%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (C)	4,540	4,540

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations-Taxable – 2.3%
Franklin, OH, Var Rate Demand Hosp Fac Rfdg and Impvt Rev Bonds (U.S. Hlth Corp of Columbus), Ser 1996A (GTD by U.S. Bank, N.A.), 0.130%, 1-3-13 (C)	$1,630	$1,630
NYC GO Bonds, Fiscal 2006 Ser E (GTD by Bank of America, N.A.), 0.160%, 1-3-13 (C)	3,683	3,683

SHORT-TERM SECURITIES (Continued)	Principal	Value
Municipal Obligations-Taxable (Continued)
Taxable Cert of Part, Denver Pub Sch, Var Rate Rfdg Ser 2011A-3, 0.180%, 1-2-13 (C)	$125	$125

		5,438

TOTAL SHORT-TERM SECURITIES – 7.6%		$18,604
(Cost: $18,604)

TOTAL INVESTMENT SECURITIES – 99.9%		$245,337
(Cost: $227,156)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		190

NET ASSETS – 100.0%		$245,527

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the yield to maturity at December 31, 2012.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$223,046	$—	$—
Investment Funds	3,687	—	—
Short-Term Securities	—	18,604	—
Total	$226,733	$18,604	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	151

MANAGEMENT DISCUSSION

Value	(UNAUDITED)

Matthew T. Norris

Below, Matthew T. Norris, CFA, portfolio manager of Ivy Funds VIP Value, discusses positioning, performance and results for the fiscal year ended December 31, 2012. He has managed the Portfolio since 2003 and has 21 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2012
Ivy Funds VIP Value	18.88%
Benchmark(s) and/or Lipper Category
Russell 1000 Value Index	17.51%
(generally reflects the performance of large-company value style stocks)
Lipper Variable Annuity Large-Cap Value Funds Universe Average	15.75%
(generally reflects the performance of the universe of funds with similar investment objectives)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Funds Variable Insurance Portfolios.

The domestic economic environment has been resilient, although at very slow growth rates. Europe and Asia have had decelerating activity, while the U.S. has been more sideways. On the positive front, we have seen signs that both China and Europe are beginning to improve. Investors continue to rotate quickly through stocks and sectors in search of growth or in an attempt to avoid problems. This is not our style. We invest long term in high-quality companies that we believe are significantly undervalued on an individual company basis, with additional understanding of any macro factors, which may be relevant. We also emphasize experienced management teams that can steer their firms through any environment. The shorter- term focus of the market can cause investments to have higher volatility than we may have experienced historically. This is shown in the Portfolio’s performance, where a very strong first quarter was followed by mediocre second and third quarters, then ending with a strong fourth quarter. Management of the Portfolio focuses on longer-term value and returns and does not change philosophy with short-term market fluctuations.

Sources of strength and weakness

2012 was an excellent year for the Portfolio in which it performed better than the benchmark. As by design, the strong performance came from individual stock selection. Areas of strength were varied, ranging from oil refinery companies, such as Marathon Petroleum Corporation and ConocoPhillips (no longer a holding of the Portfolio) to cable provider Time Warner Cable Inc. Financial stocks, primarily banks and insurance, also contributed on the upside. Typically, we err on some stock selection and this year the detractors came from the information technology and health care sectors.

We focus on investing by researching one company at a time, and finding names that are trading substantially below our estimate of their true value with lesser consideration given to short-term market events. An illustrative example would be Target Corporation, which was added to the Portfolio during the period. Target is a successful U.S. broad lines retailer. It currently faced a company-specific issue as the result of last year’s purchase of 189 leasehold interests from the ailing Canadian discount chain Zellers. Target planned to convert most of these sites into its stores by the beginning of 2013, but the elevated capital costs associated with this plan have depressed the company’s earnings in the interim. However, it is our belief that earnings should get a dramatic boost over the next three years once these Canadian stores start producing revenue. The market, overly anxious for immediate gratification, drove the stock from a high around $60 per share during 2011 to a share price just under $50 by the start of 2012. Our valuation for the company is notably higher, and we have been accumulating a position opportunistically.

We continue to pursue a strategy of buying inexpensive stocks and diversifying our picks among economic sectors to reduce long term volatility. The Portfolio’s focus is on high free-cash-flow yielding industrial companies and low price-to-book ratios for financial companies. Currently we have found more ideas in energy, health care and financials. Other areas were the Portfolio is underrepresented, due to a lack of quality ideas, include consumer staples, utilities and industrials. Investments in these sectors can and do shift when opportunities present themselves. While technology stocks were poor performers in 2012, we still see value in many of these names and feel that some of the concerns are lifting. We anticipate better performance from these names in 2013 as compared to last year.

Outlook

We believe 2013 will almost certainly hold some surprises. While the Federal Reserve has pulled back on certain stimulus measures that it implemented during the recession, it stands ready to provide more should the economy show signs of faltering. With the tax laws and fiscal cliff issues addressed, Congress must now wrestle with the ever-increasing deficit. Currently things are somewhat neutral. The U.S. economy is not particularly strong, but it doesn’t show signs of a slowdown either. We will have to see if the economy is strong enough to grow on its own without central bank support. Recent stronger data on jobs and credit growth are encouraging signs.

One area of concern is inflation, which we feel has a root cause in China’s seemingly endless demand for commodities and raw materials. The news on inflation has been constructive lately as China’s demand entered a lull, but we watch this data closely. We are also seeing better news regarding the U.S. housing market. We feel this is a very welcome sign as an increase in housing would also create associated jobs and loan demand at banks. While

152	ANNUAL REPORT	2012

the economic forces listed above are clearly important factors, the management team’s first approach is at the company level. We continue to seek quality, growing companies whose stocks are trading notably below what we consider fair value. This approach has served investors well over time and we continue to believe strongly that it will in the future.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments; or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. The value of a security believed by the Portfolio’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index (indexes) noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Ivy Funds VIP Value.

2012	ANNUAL REPORT	153

PORTFOLIO HIGHLIGHTS

Value	ALL DATA IS AS OF DECEMBER 31, 2012 (UNAUDITED)

Asset Allocation

Stocks	98.5%
Financials	26.8%
Energy	25.1%
Health Care	17.7%
Consumer Discretionary	9.1%
Information Technology	6.7%
Telecommunication Services	3.5%
Materials	2.9%
Consumer Staples	2.7%
Industrials	2.1%
Utilities	1.9%
Cash and Cash Equivalents	1.5%

Top 10 Equity Holdings

Company	Sector
JPMorgan Chase & Co.	Financials
Capital One Financial Corporation	Financials
Citigroup Inc.	Financials
AT&T Inc.	Telecommunication Services
ACE Limited	Financials
Marathon Oil Corporation	Energy
Aetna Inc.	Health Care
Time Warner Cable Inc.	Consumer Discretionary
Marathon Petroleum Corporation	Energy
Plains All American Pipeline, L.P.	Energy

See your advisor for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

154	ANNUAL REPORT	2012

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

Value	(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)
1-year period ended 12-31-12	18.88%
5-year period ended 12-31-12	1.86%
10-year period ended 12-31-12	6.94%

(2)	Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please call 1.888.WADDELL for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2012	ANNUAL REPORT	155

SCHEDULE OF INVESTMENTS

Value (in thousands) DECEMBER 31, 2012

COMMON STOCKS	Shares	Value
Biotechnology – 2.1%
Amgen Inc.	74	$6,370

Cable & Satellite – 3.1%
Time Warner Cable Inc.	98	9,544

Computer Storage & Peripherals – 0.6%
EMC Corporation (A)	67	1,700

Consumer Finance – 3.8%
Capital One Financial Corporation	201	11,621

Department Stores – 1.7%
Macy’s Inc.	137	5,338

Diversified Chemicals – 1.4%
Dow Chemical Company (The)	129	4,179

Drug Retail – 2.7%
CVS Corporation	175	8,466

Fertilizers & Agricultural Chemicals – 1.5%
Mosaic Company (A)	86	4,848

General Merchandise Stores – 2.4%
Target Corporation	123	7,248

Health Care Distributors – 2.0%
McKesson Corporation	63	6,128

Health Care Facilities – 2.3%
HCA Holdings, Inc.	230	6,942

Home Improvement Retail – 1.9%
Lowe’s Companies, Inc.	166	5,900

Industrial Machinery – 2.1%
Parker Hannifin Corporation	75	6,337

Integrated Telecommunication Services – 3.5%
AT&T Inc.	319	10,757

Investment Banking & Brokerage – 2.8%
Goldman Sachs Group, Inc. (The)	68	8,687

COMMON STOCKS (Continued)	Shares	Value
Life & Health Insurance – 2.3%
MetLife, Inc.	212	$6,990

Managed Health Care – 8.4%
Aetna Inc.	222	10,261
UnitedHealth Group Incorporated	148	8,038
WellPoint, Inc.	127	7,731

		26,030

Multi-Utilities – 1.9%
PG&E Corporation	150	6,011

Office Electronics – 2.1%
Xerox Corporation (B)	937	6,389

Oil & Gas Exploration & Production – 6.5%
LinnCo LLC	254	9,165
Marathon Oil Corporation	336	10,290
QR Energy LP	30	499

		19,954

Oil & Gas Refining & Marketing – 5.2%
Marathon Petroleum Corporation	150	9,450
Phillips 66	124	6,595

		16,045

Oil & Gas Storage & Transportation – 13.4%
Access Midstream Partners, L.P. (B)	194	6,497
Kinder Morgan Management, LLC (A)	82	6,216
Magellan Midstream Partners, L.P.	100	4,302
MarkWest Energy Partners, L.P.	150	7,666
Plains All American Pipeline, L.P.	207	9,355
Regency Energy Partners LP	338	7,317

		41,353

Other Diversified Financial Services – 8.7%
Citigroup Inc.	287	11,358
JPMorgan Chase & Co.	360	15,815

		27,173

Pharmaceuticals – 2.9%
Teva Pharmaceutical Industries Limited, ADR	242	9,025

COMMON STOCKS (Continued)	Shares	Value
Property & Casualty Insurance – 3.4%
ACE Limited	132	$10,542

Regional Banks – 1.5%
SunTrust Banks, Inc.	160	4,530

Reinsurance – 4.3%
RenaissanceRe Holdings Ltd.	83	6,761
Validus Holdings, Ltd.	187	6,477

		13,238

Semiconductor Equipment – 2.0%
Lam Research Corporation (A)	178	6,413

Systems Software – 2.0%
Oracle Corporation	181	6,014

TOTAL COMMON STOCKS – 98.5%		$303,772
(Cost: $279,205)

SHORT-TERM SECURITIES	Principal
Commercial Paper – 1.0%
Walt Disney Company (The), 0.160%, 2-19-13 (C)	$3,000	$2,999

Master Note – 0.9%
Toyota Motor Credit Corporation, 0.142%, 6-28-13 (D)	2,874	2,874

TOTAL SHORT-TERM SECURITIES – 1.9%		$5,873
(Cost: $5,873)

TOTAL INVESTMENT SECURITIES – 100.4%		$309,645
(Cost: $285,078)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.4%)		(1,272)

NET ASSETS – 100.0%		$308,373

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of the security position is held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(C)	Rate shown is the yield to maturity at December 31, 2012.

(D)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2012. Date shown represents the date that the variable rate resets.

156	ANNUAL REPORT	2012

SCHEDULE OF INVESTMENTS

Value (in thousands) DECEMBER 31, 2012

The following written options were outstanding at December 31, 2012 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Expiration Month	Exercise Price	Premium Received	Market Value
Access Midstream Partners, L.P.	N/A	Call	78	January 2013	$35.00	$3	$(2)
Apple Inc.	N/A	Put	45	January 2013	595.00	140	(289)
	N/A	Put	45	February 2013	520.00	73	(111)
	N/A	Put	45	March 2013	585.00	269	(314)
Mosaic Company	N/A	Put	151	January 2013	47.50	8	(2)
Phillips 66	N/A	Call	221	January 2013	55.00	11	(19)
Target Corporation	N/A	Put	131	April 2013	57.50	17	(28)
Xerox Corporation	N/A	Call	1,115	January 2013	7.50	31	(3)

						$552	$(768)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2012. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$303,772	$—	$—
Short-Term Securities	—	5,873	—
Total	$303,772	$5,873	$—

Liabilities
Written Options	$747	$21	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	157

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2012

(In thousands, except per share amounts)	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative		Asset Strategy	Balanced
ASSETS
Investments in unaffiliated securities at market value+	$602		$855		$948	$199	$701		$1,209,340	$353,773
Investments in affiliated securities at market value+	68,301		105,937		729,666	872,646	239,528		—	—
Bullion at market value+	—		—		—	—	—		131,121	—
Investments at Market Value	68,903		106,792		730,614	872,845	240,229		1,340,461	353,773
Cash	1		1		1	1	1		342	1
Restricted cash+	—		—		—	—	—		994	—
Investment securities sold receivable	—		—		—	399	—		115	—
Dividends and interest receivable	—	*	—	*	2	1	1		4,755	1,212
Capital shares sold receivable	17		526		2,279	232	320		5,528	6
Prepaid and other assets	1		1		6	8	2		13	4
Total Assets	68,922		107,320		732,902	873,486	240,553		1,352,208	354,996

LIABILITIES
Investment securities purchased payable	—		255		350	—	102		1,459	—
Capital shares redeemed payable	31		44		14	136	5		1,710	192
Trustees and Chief Compliance Officer fees payable	3		3		17	20	6		90	60
Service fee payable	—		—		—	—	—		9	2
Shareholder servicing payable	—	*	—	*	1	1	—	*	2	1
Investment management fee payable	—		—		—	—	—		25	7
Accounting services fee payable	2		3		10	13	4		21	10
Unrealized depreciation on forward foreign currency contracts	—		—		—	—	—		1,363	—
Written options at market value+	—		—		—	—	—		2,287	—
Other liabilities	2		2		4	4	2		96	5
Total Liabilities	38		307		396	174	119		7,062	277
Total Net Assets	$68,884		$107,013		$732,506	$873,312	$240,434		$1,345,146	$354,719

NET ASSETS
Capital paid in (shares authorized – unlimited)	$63,703		$97,584		$656,614	$782,045	$217,183		$1,039,026	$248,561
Undistributed net investment income	959		1,572		9,474	11,554	3,430		19,932	5,523
Accumulated net realized gain (loss)	4,478		4,669		30,238	41,979	10,230		(36,585)	32,037
Net unrealized appreciation (depreciation)	(256)		3,188		36,180	37,734	9,591		322,773	68,598
Total Net Assets	$68,884		$107,013		$732,506	$873,312	$240,434		$1,345,146	$354,719

CAPITAL SHARES OUTSTANDING	13,656		20,080		137,390	160,290	44,438		125,411	37,851

NET ASSET VALUE PER SHARE	$5.04		$5.33		$5.33	$5.45	$5.41		$10.73	$9.37

+COST
Investments in unaffiliated securities at cost	$602		$855		$948	$199	$701		$932,638	$285,175
Investments in affiliated securities at cost	68,557		102,749		693,486	834,912	229,937		—	—
Bullion at cost	—		—		—	—	—		83,977	—
Written options premiums received at cost	—		—		—	—	—		2,578	—

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

158	ANNUAL REPORT	2012

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2012

(In thousands, except per share amounts)	Bond	Core Equity		Dividend Opportunities		Energy		Global Bond		Global Natural Resources	Growth
ASSETS
Investments in unaffiliated securities at market value+	$505,757	$392,265		$395,681		$67,121		$10,823		$180,027	$992,736
Investments at Market Value	505,757	392,265		395,681		67,121		10,823		180,027	992,736
Cash	1	1		—		1		1		15	1
Investment securities sold receivable	—	—		—		—		21		372	2,863
Dividends and interest receivable	4,992	444		635		14		115		82	717
Capital shares sold receivable	117	210		115		160		9		88	285
Unrealized appreciation on forward foreign currency contracts	—	—		—		—		—		91	—
Prepaid and other assets	4	4		2		1		—	*	2	9
Total Assets	510,871	392,925		396,433		67,297		10,969		180,677	996,611

LIABILITIES
Investment securities purchased payable	—	1,441		9,717		—		22		303	3,475
Capital shares redeemed payable	224	545		217		74		2		116	914
Trustees and Chief Compliance Officer fees payable	56	113		15		2		—	*	12	168
Overdraft due to custodian	—	—		20		—		—		—	—
Service fee payable	3	3		3		—	*	—	*	1	7
Shareholder servicing payable	1	—	*	—	*	—	*	—	*	1	1
Investment management fee payable	7	7		7		2		—		5	18
Accounting services fee payable	12	10		10		4		1		5	18
Unrealized depreciation on forward foreign currency contracts	—	—		—		—		2		145	—
Variation margin payable	—	—		—		—		—		135	—
Other liabilities	7	6		6		3		1		15	10
Total Liabilities	310	2,125		9,995		85		28		738	4,611
Total Net Assets	$510,561	$390,800		$386,438		$67,212		$10,941		$179,939	$992,000

NET ASSETS
Capital paid in (shares authorized – unlimited)	$455,091	$282,058		$325,804		$69,361		$10,907		$210,422	$743,995
Undistributed (distributions in excess of) net investment income	17,457	2,252		7,277		11		(6)		(418)	4,527
Accumulated net realized gain (loss)	7,844	34,749		9,353		(5,084)		1		(18,133)	83,819
Net unrealized appreciation (depreciation)	30,169	71,741		44,004		2,924		39		(11,932)	159,659
Total Net Assets	$510,561	$390,800		$386,438		$67,212		$10,941		$179,939	$992,000

CAPITAL SHARES OUTSTANDING	86,556	31,565		53,341		11,403		2,159		35,704	93,348

NET ASSET VALUE PER SHARE	$5.90	$12.38		$7.24		$5.89		$5.07		$5.04	$10.63

+COST
Investments in unaffiliated securities at cost	$475,588	$320,523		$351,677		$64,197		$10,782		$191,909	$833,077

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	159

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2012

(In thousands, except per share amounts)	High Income		International Core Equity	International Growth		Limited- Term Bond		Micro Cap Growth		Mid Cap Growth		Money Market
ASSETS
Investments in unaffiliated securities at market value+	$439,530		$636,639	$514,540		$119,561		$49,192		$263,642		$240,304
Investments at Market Value	439,530		636,639	514,540		119,561		49,192		263,642		240,304
Cash	359		83	5		2,109		1		1		1,401
Cash denominated in foreign currencies at market value+	—		1	1,277		—		—		—		—
Restricted cash+	—		—	1,907		—		—		260		—
Investment securities sold receivable	3,476		4,748	1,893		—		50		72		—
Dividends and interest receivable	7,738		1,525	827		825		—	*	73		458
Capital shares sold receivable	2,019		282	262		157		13		499		2,796
Receivable from affiliates	—		—	—		—		—		48		100
Unrealized appreciation on forward foreign currency contracts	—		1,511	1,719		—		—		—		—
Prepaid and other assets	4		5	2		1		1		1		2
Total Assets	453,126		644,794	522,432		122,653		49,257		264,596		245,061

LIABILITIES
Investment securities purchased payable	3,670		22,563	43,507		—		364		48		—
Capital shares redeemed payable	332		266	212		21		64		304		78
Distributions payable	—		—	—		—		—		—		4
Trustees and Chief Compliance Officer fees payable	30		50	36		4		5		7		20
Service fee payable	3		4	3		1		—	*	2		—
Shareholder servicing payable	—	*	1	—	*	—	*	—	*	—	*	—	*
Investment management fee payable	7		15	11		2		1		6		3
Accounting services fee payable	11		13	11		5		2		7		7
Unrealized depreciation on forward foreign currency contracts	70		—	409		—		—		—		—
Written options at market value+	—		—	—		—		—		98		—
Other liabilities	6		24	188		4		3		5		5
Total Liabilities	4,129		22,936	44,377		37		439		477		117
Total Net Assets	$448,997		$621,858	$478,055		$122,616		$48,818		$264,119		$244,944

NET ASSETS
Capital paid in (shares authorized – unlimited)	$412,819		$603,843	$434,748		$119,768		$38,770		$223,746		$244,952
Undistributed (distributions in excess of) net investment income	27,151		9,014	3,964		(9)		(5)		(7)		—
Accumulated net realized gain (loss)	(7,133)		(26,874)	8,338		132		2,494		10,592		(8)
Net unrealized appreciation	16,160		35,875	31,005		2,725		7,559		29,788		—
Total Net Assets	$448,997		$621,858	$478,055		$122,616		$48,818		$264,119		$244,944

CAPITAL SHARES OUTSTANDING	118,311		38,699	56,478		24,926		2,311		30,936		244,955

NET ASSET VALUE PER SHARE	$3.80		$16.07	$8.46		$4.92		$21.13		$8.54		$1.00

+COST
Investments in unaffiliated securities at cost	$423,301		$602,236	$484,649		$116,836		$41,633		$233,859		$240,304
Cash denominated in foreign currencies at cost	—		1	1,279		—		—		—		—
Written options premiums received at cost	—		—	—		—		—		103		—

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

160	ANNUAL REPORT	2012

STATEMENTS OF ASSETS AND LIABILITIES

Ivy Funds VIP	AS OF DECEMBER 31, 2012

(In thousands, except per share amounts)	Real Estate Securities		Science and Technology	Small Cap Growth	Small Cap Value		Value
ASSETS
Investments in unaffiliated securities at market value+	$40,255		$334,213	$449,407	$245,337		$309,645
Investments at Market Value	40,255		334,213	449,407	245,337		309,645
Cash	3		2	1	202		1
Investment securities sold receivable	75		—	1,086	14		277
Dividends and interest receivable	163		131	12	157		146
Capital shares sold receivable	1		404	181	19		28
Unrealized appreciation on forward foreign currency contracts	—		225	—	—		—
Prepaid and other assets	—	*	3	4	2		3
Total Assets	40,497		334,978	450,691	245,731		310,100

LIABILITIES
Investment securities purchased payable	49		—	2,124	—		604
Capital shares redeemed payable	28		780	322	165		299
Trustees and Chief Compliance Officer fees payable	3		47	69	19		35
Service fee payable	—	*	2	3	2		2
Shareholder servicing payable	—	*	1	— *	—	*	—	*
Investment management fee payable	1		8	10	6		6
Accounting services fee payable	2		8	11	7		8
Written options at market value+	2		—	—	—		768
Other liabilities	4		8	5	5		5
Total Liabilities	89		854	2,544	204		1,727
Total Net Assets	$40,408		$334,124	$448,147	$245,527		$308,373

NET ASSETS
Capital paid in (shares authorized – unlimited)	$35,571		$240,698	$412,951	$207,339		$270,326
Undistributed (distributions in excess of) net investment income	524		(114)	(68)	554		5,615
Accumulated net realized gain (loss)	(610)		23,840	(4,019)	19,453		8,081
Net unrealized appreciation	4,923		69,700	39,283	18,181		24,351
Total Net Assets	$40,408		$334,124	$448,147	$245,527		$308,373

CAPITAL SHARES OUTSTANDING	5,119		18,452	46,690	15,305		51,643

NET ASSET VALUE PER SHARE	$7.89		$18.10	$9.60	$16.04		$5.97

+COST
Investments in unaffiliated securities at cost	$35,339		$264,739	$410,124	$227,156		$285,078
Written options premiums received at cost	9		—	—	—		552

*Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	161

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative	Asset Strategy	Balanced
INVESTMENT INCOME
Dividends from unaffiliated securities	$—		$—		$—	$—	$—	$30,298	$5,447
Dividends from affiliated securities	1,016		1,639		9,742	11,880	3,546	—	—
Foreign dividend withholding tax	—		—		—	—	—	(1,133)	(46)
Interest and amortization from unaffiliated securities	1		—	*	1	1	1	7,093	3,769
Total Investment Income	1,017		1,639		9,743	11,881	3,547	36,258	9,170

EXPENSES
Investment management fee	—		—		—	—	—	8,867	2,509
Service fee	—		—		—	—	—	3,218	896
Shareholder servicing	—	*	—	*	4	5	1	12	3
Custodian fees	2		2		3	3	3	231	13
Trustees and Chief Compliance Officer fees	5		6		41	50	13	93	35
Accounting services fee	25		31		114	142	53	249	117
Professional fees	13		14		36	42	19	90	31
Other	10		12		51	68	20	164	23
Total Expenses	55		65		249	310	109	12,924	3,627
Less:
Expenses in excess of limit	—		—		—	—	—	(100)	—
Total Net Expenses	55		65		249	310	109	12,824	3,627
Net Investment Income	962		1,574		9,494	11,571	3,438	23,434	5,543

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	—		—		—	—	—	37,598	32,141
Investments in affiliated securities	1,921		3,167		12,701	16,604	5,184	—	—
Distributions of realized long term capital gains from affiliated securities	2,560		1,506		17,554	25,384	5,049	—	—
Futures contracts	—		—		—	—	—	(3,211)	—
Written options	—		—		—	—	—	10,073	—
Forward foreign currency contracts	—		—		—	—	—	4,695	—
Foreign currency exchange transactions	—		—		—	—	—	(120)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	—		—		—	—	—	158,278	1,756
Investments in affiliated securities	2,340		254		18,782	27,991	3,535	—	—
Written options	—		—		—	—	—	(920)	—
Forward foreign currency contracts	—		—		—	—	—	(5,810)	—
Foreign currency exchange transactions	—		—		—	—	—	19	—
Net Realized and Unrealized Gain	6,821		4,927		49,037	69,979	13,768	200,602	33,897
Net Increase in Net Assets Resulting from Operations	$7,783		$6,501		$58,531	$81,550	$17,206	$224,036	$39,440

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

162	ANNUAL REPORT	2012

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)	Bond	Core Equity	Dividend Opportunities	Energy	Global Bond		Global Natural Resources	Growth
INVESTMENT INCOME
Dividends from unaffiliated securities	$—	$6,142	$11,067	$728	$6		$2,327	$14,169
Foreign dividend withholding tax	—	(31)	(24)	(15)	—	*	(100)	(2)
Interest and amortization from unaffiliated securities	20,248	5	27	4	333		43	64
Foreign interest withholding tax	—	—	—	—	—		— *	—
Total Investment Income	20,248	6,116	11,070	717	339		2,270	14,231

EXPENSES
Investment management fee	2,838	2,743	2,619	568	58		1,856	6,929
Service fee	1,494	980	935	167	23		464	2,476
Shareholder servicing	4	3	2	1	—	*	3	7
Custodian fees	17	16	15	12	8		56	24
Trustees and Chief Compliance Officer fees	48	51	25	4	—	*	13	97
Accounting services fee	155	122	118	42	3		69	229
Professional fees	43	32	27	16	21		31	53
Other	42	27	31	27	6		24	51
Total Expenses	4,641	3,974	3,772	837	119		2,516	9,866
Less:
Expenses in excess of limit	—	(196)	—	—	(58)		—	(294)
Total Net Expenses	4,641	3,778	3,772	837	61		2,516	9,572
Net Investment Income (Loss)	15,607	2,338	7,298	(120)	278		(246)	4,659

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	11,686	34,815	14,034	(662)	50		(15,600)	83,938
Futures contracts	—	—	—	—	—		(1,072)	—
Forward foreign currency contracts	—	—	—	—	34		(394)	—
Foreign currency exchange transactions	—	—	—	— *	1		(49)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	6,540	29,079	23,601	1,448	164		20,734	25,195
Futures contracts	—	—	—	—	—		68	—
Forward foreign currency contracts	—	—	—	—	5		(374)	—
Foreign currency exchange transactions	—	— *	—	— *	—	*	3	—
Net Realized and Unrealized Gain	18,226	63,894	37,635	786	254		3,316	109,133
Net Increase in Net Assets Resulting from Operations	$33,833	$66,232	$44,933	$666	$532		$3,070	$113,792

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	163

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)	High Income	International Core Equity	International Growth	Limited- Term Bond	Micro Cap Growth	Mid Cap Growth	Money Market
INVESTMENT INCOME
Dividends from unaffiliated securities	$179	$17,002	$7,704	$—	$217	$1,806	$—
Foreign dividend withholding tax	—	(1,281)	(542)	—	(1)	—	—
Interest and amortization from unaffiliated securities	30,424	43	57	4,941	2	12	737
Foreign interest withholding tax	—	—	(2)	—	—	—	—
Total Investment Income	30,603	15,764	7,217	4,941	218	1,818	737

EXPENSES
Investment management fee	2,193	4,775	2,750	1,153	471	1,825	922
Service fee	877	1,404	809	577	124	536	—
Shareholder servicing	2	4	2	2	— *	2	2
Custodian fees	17	100	45	10	9	14	11
Trustees and Chief Compliance Officer fees	26	44	27	14	4	13	18
Accounting services fee	106	148	101	82	32	80	86
Professional fees	40	49	36	29	17	21	19
Other	25	47	27	24	9	21	21
Total Expenses	3,286	6,571	3,797	1,891	666	2,512	1,079
Less:
Expenses in excess of limit	(175)	—	(97)	(18)	—	(113)	(388)
Total Net Expenses	3,111	6,571	3,700	1,873	666	2,399	691
Net Investment Income (Loss)	27,492	9,193	3,517	3,068	(448)	(581)	46

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	6,412	(28,302)	7,844	4,722	2,632	11,042	3
Written options	—	—	—	—	—	(406)	—
Swap agreements	—	—	476	—	—	—	—
Forward foreign currency contracts	605	1,810	3,135	—	—	—	—
Foreign currency exchange transactions	(12)	(129)	2	—	—	— *	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	23,962	87,165	38,520	478	3,303	16,517	—
Written options	—	—	—	—	—	(34)	—
Swap agreements	—	—	50	—	—	—	—
Forward foreign currency contracts	(594)	1,385	(948)	—	—	—	—
Foreign currency exchange transactions	7	22	(215)	—	—	— *	—
Net Realized and Unrealized Gain	30,380	61,951	48,864	5,200	5,935	27,119	3
Net Increase in Net Assets Resulting from Operations	$57,872	$71,144	$52,381	$8,268	$5,487	$26,538	$49

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

164	ANNUAL REPORT	2012

STATEMENTS OF OPERATIONS

Ivy Funds VIP	FOR THE YEAR ENDED DECEMBER 31, 2012

(In thousands)	Real Estate Securities		Science and Technology	Small Cap Growth	Small Cap Value	Value
INVESTMENT INCOME
Dividends from unaffiliated securities	$961		$1,410	$1,302	$4,631	$6,732
Foreign dividend withholding tax	(7)		(28)	(14)	—	(35)
Interest and amortization from unaffiliated securities	1		131	36	49	19
Total Investment Income	955		1,513	1,324	4,680	6,716

EXPENSES
Investment management fee	365		2,720	3,299	2,047	2,138
Service fee	102		800	970	602	764
Shareholder servicing	—	*	3	3	2	2
Custodian fees	11		29	12	11	14
Trustees and Chief Compliance Officer fees	3		29	39	18	26
Accounting services fee	27		95	120	87	94
Professional fees	26		30	30	24	34
Other	8		30	27	19	27
Total Expenses	542		3,736	4,500	2,810	3,099
Less:
Expenses in excess of limit	(3)		(64)	(78)	—	(31)
Total Net Expenses	539		3,672	4,422	2,810	3,068
Net Investment Income (Loss)	416		(2,159)	(3,098)	1,870	3,648

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	3,933		25,714	(3,861)	18,012	9,041
Written options	37		434	—	—	535
Foreign currency exchange transactions	—	*	(76)	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	2,129		51,668	21,872	21,344	39,298
Written options	3		(15)	—	—	(137)
Forward foreign currency contracts	—		225	—	—	—
Foreign currency exchange transactions	—	*	— *	—	—	—
Net Realized and Unrealized Gain	6,102		77,950	18,011	39,356	48,737
Net Increase in Net Assets Resulting from Operations	$6,518		$75,791	$14,913	$41,226	$52,385

*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	165

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Pathfinder Aggressive		Pathfinder Conservative		Pathfinder Moderate
(In thousands)	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$962	$590	$1,574	$887	$9,494	$6,025
Net realized gain on investments	4,481	3,127	4,673	2,848	30,255	18,085
Net change in unrealized appreciation (depreciation)	2,340	(6,554)	254	(2,966)	18,782	(32,602)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,783	(2,837)	6,501	769	58,531	(8,492)
Distributions to Shareholders From:
Net investment income	(625)	(860)	(900)	(921)	(6,228)	(5,439)
Net realized gains	(3,093)	(1,714)	(2,835)	(1,494)	(17,889)	(7,722)
Total Distributions to Shareholders	(3,718)	(2,574)	(3,735)	(2,415)	(24,117)	(13,161)
Capital Share Transactions	(650)	(1,034)	15,849	18,872	115,723	142,770
Net Increase (Decrease) in Net Assets	3,415	(6,445)	18,615	17,226	150,137	121,117
Net Assets, Beginning of Period	65,469	71,914	88,398	71,172	582,369	461,252
Net Assets, End of Period	$68,884	$65,469	$107,013	$88,398	$732,506	$582,369
Undistributed net investment income	$959	$622	$1,572	$898	$9,474	$6,208

	Pathfinder Moderately Aggressive		Pathfinder Moderately Conservative		Asset Strategy
(In thousands)	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$11,571	$6,021	$3,438	$1,916	$23,434	$8,099
Net realized gain on investments	41,988	21,072	10,233	6,164	49,035	32,999
Net change in unrealized appreciation (depreciation)	27,991	(49,794)	3,535	(8,303)	151,567	(135,476)
Net Increase (Decrease) in Net Assets Resulting from Operations	81,550	(22,701)	17,206	(223)	224,036	(94,378)

Distributions to Shareholders From:
Net investment income	(6,325)	(4,989)	(1,980)	(1,857)	(14,571)	(13,548)
Net realized gains	(20,770)	(8,937)	(6,091)	(2,809)	—	—
Total Distributions to Shareholders	(27,095)	(13,926)	(8,071)	(4,666)	(14,571)	(13,548)
Capital Share Transactions	95,633	258,708	37,613	47,692	(61,015)	9,272
Net Increase (Decrease) in Net Assets	150,088	222,081	46,748	42,803	148,450	(98,654)
Net Assets, Beginning of Period	723,224	501,143	193,686	150,883	1,196,696	1,295,350
Net Assets, End of Period	$873,312	$723,224	$240,434	$193,686	$1,345,146	$1,196,696
Undistributed net investment income	$11,554	$6,308	$3,430	$1,972	$19,932	$12,386

See Accompanying Notes to Financial Statements.

166	ANNUAL REPORT	2012

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Balanced		Bond		Core Equity
(In thousands)	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$5,543	$5,293	$15,607	$17,128	$2,338	$2,339
Net realized gain on investments	32,141	19,494	11,686	8,936	34,815	39,376
Net change in unrealized appreciation (depreciation)	1,756	(12,473)	6,540	14,308	29,079	(33,834)
Net Increase in Net Assets Resulting from Operations	39,440	12,314	33,833	40,372	66,232	7,881
Distributions to Shareholders From:
Net investment income	(5,325)	(5,478)	(18,510)	(14,862)	(2,301)	(1,489)
Net realized gains	(19,283)	(28,863)	(4,695)	(3,670)	(38,524)	(13,328)
Total Distributions to Shareholders	(24,608)	(34,341)	(23,205)	(18,532)	(40,825)	(14,817)
Capital Share Transactions	(4,954)	(8,189)	(140,008)	110,535	(10,291)	(45,992)
Net Increase (Decrease) in Net Assets	9,878	(30,216)	(129,380)	132,375	15,116	(52,928)
Net Assets, Beginning of Period	344,841	375,057	639,941	507,566	375,684	428,612
Net Assets, End of Period	$354,719	$344,841	$510,561	$639,941	$390,800	$375,684
Undistributed net investment income	$5,523	$5,277	$17,457	$18,468	$2,252	$2,180

	Dividend Opportunities		Energy		Global Bond
(In thousands)	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$7,298	$4,037	$(120)	$(215)	$278	$171
Net realized gain (loss) on investments	14,034	12,660	(662)	(715)	85	(59)
Net change in unrealized appreciation (depreciation)	23,601	(30,675)	1,448	(6,013)	169	(128)
Net Increase (Decrease) in Net Assets Resulting from Operations	44,933	(13,978)	666	(6,943)	532	(16)

Distributions to Shareholders From:
Net investment income	(4,039)	(3,119)	—	—	(290)	(183)
Net realized gains	—	—	—	—	(8)	—
Total Distributions to Shareholders	(4,039)	(3,119)	—	—	(298)	(183)
Capital Share Transactions	2,751	63,485	4,351	24,767	3,703	2,208
Net Increase in Net Assets	43,645	46,388	5,017	17,824	3,937	2,009
Net Assets, Beginning of Period	342,793	296,405	62,195	44,371	7,004	4,995
Net Assets, End of Period	$386,438	$342,793	$67,212	$62,195	$10,941	$7,004
Undistributed (distributions in excess of) net investment income	$7,277	$4,020	$11	$13	$(6)	$(6)

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	167

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Global Natural Resources		Growth		High Income
(In thousands)	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(246)	$(313)	$4,659	$621	$27,492	$20,934
Net realized gain (loss) on investments	(17,115)	21,955	83,938	73,560	7,005	8,382
Net change in unrealized appreciation (depreciation)	20,431	(73,490)	25,195	(54,198)	23,375	(16,372)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,070	(51,848)	113,792	19,983	57,872	12,944
Distributions to Shareholders From:
Net investment income	—	—	(613)	(3,556)	(21,218)	(18,585)
Net realized gains	(10,947)	—	(72,631)	(32,423)	—	—
Total Distributions to Shareholders	(10,947)	—	(73,244)	(35,979)	(21,218)	(18,585)
Capital Share Transactions	4,184	(446)	92,558	(42,149)	140,007	35,176
Net Increase (Decrease) in Net Assets	(3,693)	(52,294)	133,106	(58,145)	176,661	29,535
Net Assets, Beginning of Period	183,632	235,926	858,894	917,039	272,336	242,801
Net Assets, End of Period	$179,939	$183,632	$992,000	$858,894	$448,997	$272,336
Undistributed (distributions in excess of) net investment income	$(418)	$(296)	$4,527	$481	$27,151	$20,759

	International Core Equity		International Growth		Limited-Term Bond
(In thousands)	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$9,193	$11,023	$3,517	$5,515	$3,068	$2,456
Net realized gain (loss) on investments	(26,621)	30,432	11,457	18,887	4,722	(317)
Net change in unrealized appreciation (depreciation)	88,571	(121,964)	37,407	(49,576)	478	3,855
Net Increase (Decrease) in Net Assets Resulting from Operations	71,144	(80,509)	52,381	(25,174)	8,268	5,994

Distributions to Shareholders From:
Net investment income	(12,827)	(8,611)	(5,714)	(1,401)	(3,632)	(3,627)
Net realized gains	(4,653)	—	(18,662)	—	(2,978)	—
Total Distributions to Shareholders	(17,480)	(8,611)	(24,376)	(1,401)	(6,610)	(3,627)
Capital Share Transactions	46,748	30,382	183,632	(38,321)	(120,444)	96,731
Net Increase (Decrease) in Net Assets	100,411	(58,738)	211,637	(64,896)	(118,786)	99,098
Net Assets, Beginning of Period	521,447	580,185	266,418	331,314	241,402	142,304
Net Assets, End of Period	$621,858	$521,447	$478,055	$266,418	$122,616	$241,402
Undistributed (distributions in excess of) net investment income	$9,014	$12,787	$3,964	$5,684	$(9)	$11

See Accompanying Notes to Financial Statements.

168	ANNUAL REPORT	2012

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Micro Cap Growth		Mid Cap Growth		Money Market
(In thousands)	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(448)	$(609)	$(581)	$(499)	$46	$41
Net realized gain on investments	2,632	4,398	10,636	20,400	3	11
Net change in unrealized appreciation (depreciation)	3,303	(7,362)	16,483	(21,950)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	5,487	(3,573)	26,538	(2,049)	49	52
Distributions to Shareholders From:
Net investment income	—	—	—	(9)	(46)	(41)
Net realized gains	(3,948)	—	(19,853)	(5,204)	—	—
Total Distributions to Shareholders	(3,948)	—	(19,853)	(5,213)	(46)	(41)
Capital Share Transactions	1,047	(5,006)	84,724	37,782	21,745	45,252
Net Increase (Decrease) in Net Assets	2,586	(8,579)	91,409	30,520	21,748	45,263
Net Assets, Beginning of Period	46,232	54,811	172,710	142,190	223,196	177,933
Net Assets, End of Period	$48,818	$46,232	$264,119	$172,710	$244,944	$223,196
Distributions in excess of net investment income	$(5)	$(137)	$(7)	$(5)	$—	$—

	Real Estate Securities		Science and Technology		Small Cap Growth
(In thousands)	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$416	$348	$(2,159)	$(2,483)	$(3,098)	$(3,753)
Net realized gain (loss) on investments	3,970	1,766	26,072	22,636	(3,861)	15,588
Net change in unrealized appreciation (depreciation)	2,132	(207)	51,878	(37,597)	21,872	(51,978)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,518	1,907	75,791	(17,444)	14,913	(40,143)

Distributions to Shareholders From:
Net investment income	(293)	(308)	—	—	—	—
Net realized gains	—	—	(22,380)	(11,548)	(8,258)	(3,358)
Total Distributions to Shareholders	(293)	(308)	(22,380)	(11,548)	(8,258)	(3,358)
Capital Share Transactions	(4,467)	(2,720)	1,884	(18,299)	91,348	(25,692)
Net Increase (Decrease) in Net Assets	1,758	(1,121)	55,295	(47,291)	98,003	(69,193)
Net Assets, Beginning of Period	38,650	39,771	278,829	326,120	350,144	419,337
Net Assets, End of Period	$40,408	$38,650	$334,124	$278,829	$448,147	$350,144
Undistributed (distributions in excess of) net investment income	$524	$368	$(114)	$(35)	$(68)	$(46)

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	169

STATEMENTS OF CHANGES IN NET ASSETS

Ivy Funds VIP

	Small Cap Value		Value
(In thousands)	Year ended 12-31-12	Year ended 12-31-11	Year ended 12-31-12	Year ended 12-31-11
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,870	$1,156	$3,648	$3,138
Net realized gain on investments	18,012	19,150	9,576	29,626
Net change in unrealized appreciation (depreciation)	21,344	(50,161)	39,161	(54,287)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,226	(29,855)	52,385	(21,523)
Distributions to Shareholders From:
Net investment income	(1,053)	(1,076)	(4,010)	(2,231)
Net realized gains	(15,410)	—	(24,625)	—
Total Distributions to Shareholders	(16,463)	(1,076)	(28,635)	(2,231)
Capital Share Transactions	(6,868)	14,526	(2,166)	(5,856)
Net Increase (Decrease) in Net Assets	17,895	(16,405)	21,584	(29,610)
Net Assets, Beginning of Period	227,632	244,037	286,789	316,399
Net Assets, End of Period	$245,527	$227,632	$308,373	$286,789
Undistributed net investment income	$554	$1,186	$5,615	$3,686

See Accompanying Notes to Financial Statements.

170	ANNUAL REPORT	2012

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2012	ANNUAL REPORT	171

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Pathfinder Aggressive
Year ended 12-31-2012	$4.77	$0.07	(3)	$0.48	$0.55	$(0.05)	$(0.23)	$(0.28)
Year ended 12-31-2011	5.16	0.04	(3)	(0.24)	(0.20)	(0.06)	(0.13)	(0.19)
Year ended 12-31-2010	4.63	0.06		0.63	0.69	(0.05)	(0.11)	(0.16)
Year ended 12-31-2009	3.81	0.05		0.83	0.88	(0.02)	(0.04)	(0.06)
Year ended 12-31-2008(4)	5.00	0.01		(1.20)	(1.19)	—	—	—
Pathfinder Conservative
Year ended 12-31-2012	5.18	0.08	(3)	0.27	0.35	(0.05)	(0.15)	(0.20)
Year ended 12-31-2011	5.32	0.06	(3)	(0.02)	0.04	(0.07)	(0.11)	(0.18)
Year ended 12-31-2010	5.02	0.06		0.39	0.45	(0.05)	(0.10)	(0.15)
Year ended 12-31-2009	4.45	0.06		0.52	0.58	— *	(0.01)	(0.01)
Year ended 12-31-2008(6)	5.00	0.00		(0.55)	(0.55)	—	—	—
Pathfinder Moderate
Year ended 12-31-2012	5.06	0.07	(3)	0.40	0.47	(0.05)	(0.15)	(0.20)
Year ended 12-31-2011	5.27	0.06	(3)	(0.13)	(0.07)	(0.06)	(0.08)	(0.14)
Year ended 12-31-2010	4.76	0.06		0.53	0.59	(0.03)	(0.05)	(0.08)
Year ended 12-31-2009	4.06	0.03		0.70	0.73	(0.01)	(0.02)	(0.03)
Year ended 12-31-2008(4)	5.00	0.01		(0.95)	(0.94)	—	—	—
Pathfinder Moderately Aggressive
Year ended 12-31-2012	5.09	0.08	(3)	0.46	0.54	(0.04)	(0.14)	(0.18)
Year ended 12-31-2011	5.37	0.05	(3)	(0.21)	(0.16)	(0.04)	(0.08)	(0.12)
Year ended 12-31-2010	4.80	0.05		0.63	0.68	(0.04)	(0.07)	(0.11)
Year ended 12-31-2009	4.01	0.04		0.78	0.82	(0.01)	(0.02)	(0.03)
Year ended 12-31-2008(4)	5.00	0.01		(1.00)	(0.99)	—	—	—
Pathfinder Moderately Conservative
Year ended 12-31-2012	5.19	0.08	(3)	0.34	0.42	(0.05)	(0.15)	(0.20)
Year ended 12-31-2011	5.34	0.06	(3)	(0.06)	0.00	(0.06)	(0.09)	(0.15)
Year ended 12-31-2010	4.94	0.06		0.47	0.53	(0.05)	(0.08)	(0.13)
Year ended 12-31-2009	4.31	0.05		0.60	0.65	(0.01)	(0.01)	(0.02)
Year ended 12-31-2008(7)	5.00	0.01		(0.70)	(0.69)	—	—	—
Asset Strategy
Year ended 12-31-2012	9.11	0.18	(3)	1.55	1.73	(0.11)	—	(0.11)
Year ended 12-31-2011	9.91	0.06	(3)	(0.76)	(0.70)	(0.10)	—	(0.10)
Year ended 12-31-2010	9.23	0.09		0.69	0.78	(0.10)	—	(0.10)
Year ended 12-31-2009	8.27	0.08		1.82	1.90	(0.03)	(0.91)	(0.94)
Year ended 12-31-2008	12.32	0.10		(3.29)	(3.19)	(0.05)	(0.81)	(0.86)
Balanced
Year ended 12-31-2012	9.01	0.14	(3)	0.88	1.02	(0.14)	(0.52)	(0.66)
Year ended 12-31-2011	9.59	0.14	(3)	0.20	0.34	(0.15)	(0.77)	(0.92)
Year ended 12-31-2010	8.48	0.15		1.26	1.41	(0.17)	(0.13)	(0.30)
Year ended 12-31-2009	7.70	0.17		0.82	0.99	(0.16)	(0.05)	(0.21)
Year ended 12-31-2008	9.76	0.15		(2.20)	(2.05)	(0.01)	— *	(0.01)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

(4)	For the period from March 4, 2008 (commencement of operations of the Portfolio) through December 31, 2008.

(5)	Annualized.

(6)	For the period from March 13, 2008 (commencement of operations of the Portfolio) through December 31, 2008.

(7)	For the period from March 12, 2008 (commencement of operations of the Portfolio) through December 31, 2008.

172	ANNUAL REPORT	2012

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Pathfinder Aggressive
Year ended 12-31-2012	$5.04	12.18%	$69	0.08%		1.41%		—%	—%	38%
Year ended 12-31-2011	4.77	-4.15	65	0.07		0.85		—	—	18
Year ended 12-31-2010	5.16	15.53	72	0.08		1.35		—	—	24
Year ended 12-31-2009	4.63	23.32	61	0.10		1.40		—	—	22
Year ended 12-31-2008(4)	3.81	-23.82	43	0.10	(5)	0.44	(5)	—	—	3
Pathfinder Conservative
Year ended 12-31-2012	5.33	6.95	107	0.07		1.57		—	—	36
Year ended 12-31-2011	5.18	0.75	88	0.07		1.17		—	—	24
Year ended 12-31-2010	5.32	9.38	71	0.08		1.65		—	—	26
Year ended 12-31-2009	5.02	12.95	44	0.12		1.66		—	—	27
Year ended 12-31-2008(6)	4.45	-10.94	12	0.39	(5)	0.45	(5)	—	—	2
Pathfinder Moderate
Year ended 12-31-2012	5.33	9.53	733	0.04		1.43		—	—	24
Year ended 12-31-2011	5.06	-1.46	582	0.04		1.15		—	—	16
Year ended 12-31-2010	5.27	12.63	461	0.04		1.52		—	—	18
Year ended 12-31-2009	4.76	17.95	270	0.06		1.35		—	—	18
Year ended 12-31-2008(4)	4.06	-18.74	78	0.09	(5)	0.64	(5)	—	—	—
Pathfinder Moderately Aggressive
Year ended 12-31-2012	5.45	10.82	873	0.04		1.42		—	—	25
Year ended 12-31-2011	5.09	-3.02	723	0.04		0.97		—	—	14
Year ended 12-31-2010	5.37	14.46	501	0.04		1.35		—	—	23
Year ended 12-31-2009	4.80	20.70	302	0.06		1.35		—	—	19
Year ended 12-31-2008(4)	4.01	-19.72	116	0.07	(5)	0.61	(5)	—	—	—
Pathfinder Moderately Conservative
Year ended 12-31-2012	5.41	8.41	240	0.05		1.57		—	—	26
Year ended 12-31-2011	5.19	0.00	194	0.05		1.12		—	—	18
Year ended 12-31-2010	5.34	10.97	151	0.06		1.60		—	—	21
Year ended 12-31-2009	4.94	15.12	92	0.09		1.56		—	—	28
Year ended 12-31-2008(7)	4.31	-13.80	32	0.18	(5)	0.63	(5)	—	—	—
Asset Strategy
Year ended 12-31-2012	10.73	19.18	1,345	1.00		1.83		1.01	1.82	49
Year ended 12-31-2011	9.11	-7.21	1,197	0.99		0.62		1.00	0.61	57
Year ended 12-31-2010	9.91	8.68	1,295	1.02		1.07		1.03	1.06	104
Year ended 12-31-2009	9.23	25.04	1,095	1.05		1.17		1.06	1.16	113
Year ended 12-31-2008	8.27	-25.79	678	1.04		1.02		1.05	1.01	190
Balanced
Year ended 12-31-2012	9.37	11.75	355	1.01		1.55		—	—	43
Year ended 12-31-2011	9.01	3.31	345	1.01		1.46		—	—	32
Year ended 12-31-2010	9.59	17.11	375	1.01		1.52		—	—	48
Year ended 12-31-2009	8.48	13.23	361	1.03		1.95		—	—	46
Year ended 12-31-2008	7.70	-21.00	378	1.01		1.53		—	—	19

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	173

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Bond
Year ended 12-31-2012	$5.80	$0.15	(3)	$0.18	$0.33	$(0.18)	$(0.05)	$(0.23)
Year ended 12-31-2011	5.60	0.17	(3)	0.22	0.39	(0.15)	(0.04)	(0.19)
Year ended 12-31-2010	5.50	0.12		0.20	0.32	(0.22)	—	(0.22)
Year ended 12-31-2009	5.34	0.15		0.22	0.37	(0.21)	—	(0.21)
Year ended 12-31-2008	5.33	0.22		(0.20)	0.02	(0.01)	—	(0.01)
Core Equity
Year ended 12-31-2012	11.70	0.07	(3)	1.96	2.03	(0.08)	(1.27)	(1.35)
Year ended 12-31-2011	11.91	0.07	(3)	0.15	0.22	(0.04)	(0.39)	(0.43)
Year ended 12-31-2010	9.95	0.04		2.02	2.06	(0.10)	—	(0.10)
Year ended 12-31-2009	8.11	0.10		1.83	1.93	(0.09)	—	(0.09)
Year ended 12-31-2008	12.96	0.08		(4.60)	(4.52)	(0.02)	(0.31)	(0.33)
Dividend Opportunities
Year ended 12-31-2012	6.47	0.14	(3)	0.71	0.85	(0.08)	—	(0.08)
Year ended 12-31-2011	6.86	0.09	(3)	(0.41)	(0.32)	(0.07)	—	(0.07)
Year ended 12-31-2010	5.96	0.07		0.90	0.97	(0.07)	—	(0.07)
Year ended 12-31-2009	5.11	0.06		0.84	0.90	(0.05)	—	(0.05)
Year ended 12-31-2008	8.00	0.04		(2.91)	(2.87)	(0.01)	(0.01)	(0.02)
Energy
Year ended 12-31-2012	5.81	(0.01	)(3)	0.09	0.08	—	—	—
Year ended 12-31-2011	6.39	(0.02	)(3)	(0.56)	(0.58)	—	—	—
Year ended 12-31-2010	5.26	(0.01)		1.16	1.15	(0.02)	—	(0.02)
Year ended 12-31-2009	3.74	0.02		1.50	1.52	—	—	—
Year ended 12-31-2008	6.97	(0.01)		(3.21)	(3.22)	— *	(0.01)	(0.01)
Global Bond
Year ended 12-31-2012	4.90	0.15	(3)	0.16	0.31	(0.14)	— *	(0.14)
Year ended 12-31-2011	5.00	0.12	(3)	(0.12)	0.00	(0.10)	—	(0.10)
Year ended 12-31-2010(4)	5.00	0.00		0.00	0.00	—	—	—
Global Natural Resources
Year ended 12-31-2012	5.29	(0.01	)(3)	0.07	0.06	—	(0.31)	(0.31)
Year ended 12-31-2011	6.73	(0.01	)(3)	(1.43)	(1.44)	—	—	—
Year ended 12-31-2010	5.75	(0.02)		1.00	0.98	—	—	—
Year ended 12-31-2009	3.31	(0.02)		2.46	2.44	—	—	—
Year ended 12-31-2008	10.08	0.01		(6.23)	(6.22)	(0.11)	(0.44)	(0.55)
Growth
Year ended 12-31-2012	10.19	0.05	(3)	1.20	1.25	(0.01)	(0.80)	(0.81)
Year ended 12-31-2011	10.38	0.01	(3)	0.22	0.23	(0.04)	(0.38)	(0.42)
Year ended 12-31-2010	9.28	0.04		1.12	1.16	(0.06)	—	(0.06)
Year ended 12-31-2009	7.55	0.06		1.93	1.99	(0.03)	(0.23)	(0.26)
Year ended 12-31-2008	12.02	0.03		(4.39)	(4.36)	—	(0.11)	(0.11)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

(4)	For the period from August 23, 2010 (commencement of operations of the Portfolio) through December 31, 2010.

(5)	Annualized.

174	ANNUAL REPORT	2012

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)		Portfolio Turnover Rate
Bond
Year ended 12-31-2012	$5.90	5.78%	$511	0.78%		2.62%		—%		—%		33%
Year ended 12-31-2011	5.80	7.31	640	0.77		3.02		—		—		65
Year ended 12-31-2010	5.60	6.04	508	0.78		2.25		—		—		49
Year ended 12-31-2009	5.50	7.16	471	0.80		3.56		—		—		30
Year ended 12-31-2008	5.34	0.31	334	0.79		4.38		—		—		29
Core Equity
Year ended 12-31-2012	12.38	18.60	391	0.97		0.60		1.02		0.55		53
Year ended 12-31-2011	11.70	1.66	376	0.96		0.57		1.01		0.52		70
Year ended 12-31-2010	11.91	20.89	429	0.96		0.33		1.01		0.28		100
Year ended 12-31-2009	9.95	24.02	415	0.98		1.01		1.03		0.96		101
Year ended 12-31-2008	8.11	-34.77	402	0.96		0.68		1.01		0.63		105
Dividend Opportunities
Year ended 12-31-2012	7.24	13.18	386	1.01		1.95		—		—		43
Year ended 12-31-2011	6.47	-4.69	343	1.00		1.30		—		—		45
Year ended 12-31-2010	6.86	16.37	296	1.02		1.37		—		—		44
Year ended 12-31-2009	5.96	17.88	201	1.05		1.48		—		—		31
Year ended 12-31-2008	5.11	-35.91	123	1.07		0.92		—		—		35
Energy
Year ended 12-31-2012	5.89	1.38	67	1.25		-0.18		—		—		38
Year ended 12-31-2011	5.81	-9.08	62	1.24		-0.36		—		—		14
Year ended 12-31-2010	6.39	21.96	44	1.28		-0.25		—		—		27
Year ended 12-31-2009	5.26	40.48	31	1.01		0.35		1.33		0.03		15
Year ended 12-31-2008	3.74	-46.15	20	1.14		-0.15		1.31		-0.32		10
Global Bond
Year ended 12-31-2012	5.07	6.41	11	0.67		3.01		1.29		2.39		28
Year ended 12-31-2011	4.90	0.08	7	0.81		2.45		1.43		1.83		46
Year ended 12-31-2010(4)	5.00	-0.10	5	0.90	(5)	0.09	(5)	1.52	(5)	-0.53	(5)	28
Global Natural Resources
Year ended 12-31-2012	5.04	1.89	180	1.36		-0.13		—		—		102
Year ended 12-31-2011	5.29	-21.45	184	1.37		-0.14		—		—		100
Year ended 12-31-2010	6.73	17.06	236	1.37		-0.31		—		—		117
Year ended 12-31-2009	5.75	73.64	192	1.45		-0.56		—		—		101
Year ended 12-31-2008	3.31	-61.46	69	1.43		-0.08		—		—		206
Growth
Year ended 12-31-2012	10.63	12.75	992	0.97		0.47		1.00		0.44		47
Year ended 12-31-2011	10.19	2.12	859	0.97		0.07		1.00		0.04		42
Year ended 12-31-2010	10.38	12.58	917	0.97		0.42		1.00		0.39		64
Year ended 12-31-2009	9.28	27.07	881	0.99		0.67		1.02		0.64		59
Year ended 12-31-2008	7.55	-36.27	757	0.97		0.29		1.00		0.26		53

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	175

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
High Income
Year ended 12-31-2012	$3.42	$0.29	(3)	$0.33	$0.62	$(0.24)	$—	$(0.24)
Year ended 12-31-2011	3.49	0.28	(3)	(0.09)	0.19	(0.26)	—	(0.26)
Year ended 12-31-2010	3.30	0.27		0.19	0.46	(0.27)	—	(0.27)
Year ended 12-31-2009	2.48	0.25		0.84	1.09	(0.27)	—	(0.27)
Year ended 12-31-2008	3.20	0.28		(0.98)	(0.70)	(0.02)	—	(0.02)
International Core Equity
Year ended 12-31-2012	14.67	0.25	(3)	1.64	1.89	(0.36)	(0.13)	(0.49)
Year ended 12-31-2011	17.29	0.32	(3)	(2.68)	(2.36)	(0.26)	—	(0.26)
Year ended 12-31-2010	15.38	0.26		1.86	2.12	(0.21)	—	(0.21)
Year ended 12-31-2009	12.46	0.20		4.01	4.21	(0.49)	(0.80)	(1.29)
Year ended 12-31-2008	22.39	0.51		(9.99)	(9.48)	(0.09)	(0.36)	(0.45)
International Growth
Year ended 12-31-2012	7.86	0.09	(3)	1.22	1.31	(0.17)	(0.54)	(0.71)
Year ended 12-31-2011	8.51	0.14	(3)	(0.76)	(0.62)	(0.03)	—	(0.03)
Year ended 12-31-2010	7.49	0.08		1.01	1.09	(0.07)	—	(0.07)
Year ended 12-31-2009	6.01	0.07		1.51	1.58	(0.10)	—	(0.10)
Year ended 12-31-2008	10.75	0.11		(4.64)	(4.53)	(0.02)	(0.19)	(0.21)
Limited-Term Bond
Year ended 12-31-2012	5.03	0.07	(3)	0.10	0.17	(0.15)	(0.13)	(0.28)
Year ended 12-31-2011	4.96	0.06	(3)	0.09	0.15	(0.08)	—	(0.08)
Year ended 12-31-2010(4)	5.00	0.02		(0.06)	(0.04)	—	—	—
Micro Cap Growth
Year ended 12-31-2012	20.56	(0.20	)(3)	2.57	2.37	—	(1.80)	(1.80)
Year ended 12-31-2011	22.11	(0.26	)(3)	(1.29)	(1.55)	—	—	—
Year ended 12-31-2010	15.70	(0.21)		6.62	6.41	—	—	—
Year ended 12-31-2009	11.11	(0.17)		4.76	4.59	—	—	—
Year ended 12-31-2008	21.38	(0.21)		(10.06)	(10.27)	—	—	—
Mid Cap Growth
Year ended 12-31-2012	8.37	(0.02	)(3)	1.07	1.05	—	(0.88)	(0.88)
Year ended 12-31-2011	8.69	(0.03	)(3)	0.01	(0.02)	— *	(0.30)	(0.30)
Year ended 12-31-2010	6.61	0.00		2.08	2.08	— *	—	— *
Year ended 12-31-2009	4.51	0.00		2.10	2.10	—	—	—
Year ended 12-31-2008	7.21	0.00		(2.61)	(2.61)	— *	(0.09)	(0.09)
Money Market
Year ended 12-31-2012	1.00	0.00	*(3)	0.00 *	0.00 *	— *	—	— *
Year ended 12-31-2011	1.00	0.00	(3)	0.00	0.00	— *	—	— *
Year ended 12-31-2010	1.00	0.00		0.00	0.00	— *	— *	— *
Year ended 12-31-2009	1.00	0.01		0.00	0.01	(0.01)	— *	(0.01)
Year ended 12-31-2008	1.00	0.02		0.00	0.02	(0.02)	— *	(0.02)

*	Not shown due to rounding.

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

(4)	For the period from August 23, 2010 (commencement of operations of the Portfolio) through December 31, 2010.

(5)	Annualized.

176	ANNUAL REPORT	2012

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)		Portfolio Turnover Rate
High Income
Year ended 12-31-2012	$3.80	18.64%	$449	0.89%		7.86%		0.94%		7.81%		91%
Year ended 12-31-2011	3.42	5.26	272	0.90		8.01		0.95		7.96		78
Year ended 12-31-2010	3.49	14.86	243	0.91		8.27		0.96		8.22		108
Year ended 12-31-2009	3.30	46.42	214	0.93		9.15		0.98		9.10		74
Year ended 12-31-2008	2.48	-21.82	147	0.91		8.72		0.96		8.67		37
International Core Equity
Year ended 12-31-2012	16.07	13.33	622	1.17		1.64		—		—		85
Year ended 12-31-2011	14.67	-13.88	521	1.19		1.96		—		—		100
Year ended 12-31-2010	17.29	14.09	580	1.19		1.70		—		—		107
Year ended 12-31-2009	15.38	36.96	513	1.22		1.58		—		—		142
Year ended 12-31-2008	12.46	-42.26	379	1.18		3.07		—		—		20
International Growth
Year ended 12-31-2012	8.46	18.05	478	1.15		1.09		1.18		1.06		44
Year ended 12-31-2011	7.86	-7.32	266	1.15		1.67		1.18		1.64		61
Year ended 12-31-2010	8.51	14.79	331	1.17		1.22		1.20		1.19		75
Year ended 12-31-2009	7.49	26.89	261	1.19		1.34		1.22		1.31		80
Year ended 12-31-2008	6.01	-42.15	159	1.18		1.27		1.21		1.24		96
Limited-Term Bond
Year ended 12-31-2012	4.92	3.37	123	0.81		1.33		0.82		1.32		60
Year ended 12-31-2011	5.03	3.17	241	0.76		1.27		0.84		1.19		55
Year ended 12-31-2010(4)	4.96	-0.85	142	0.76	(5)	0.92	(5)	0.84	(5)	0.84	(5)	15
Micro Cap Growth
Year ended 12-31-2012	21.13	11.84	49	1.35		-0.91		—		—		52
Year ended 12-31-2011	20.56	-7.01	46	1.34		-1.20		—		—		57
Year ended 12-31-2010	22.11	40.85	55	1.35		-1.15		—		—		77
Year ended 12-31-2009	15.70	41.29	38	1.42		-1.34		—		—		70
Year ended 12-31-2008	11.11	-48.04	28	1.36		-1.23		—		—		60
Mid Cap Growth
Year ended 12-31-2012	8.54	13.56	264	1.12		-0.27		1.17		-0.32		35
Year ended 12-31-2011	8.37	-0.56	173	1.16		-0.32		1.18		-0.34		49
Year ended 12-31-2010	8.69	31.56	142	1.17		0.01		1.19		-0.01		44
Year ended 12-31-2009	6.61	46.66	92	1.21		0.03		1.23		0.01		33
Year ended 12-31-2008	4.51	-36.23	49	1.23		-0.06		1.24		-0.07		46
Money Market
Year ended 12-31-2012	1.00	0.02	245	0.30		0.02		0.47		-0.15		—
Year ended 12-31-2011	1.00	0.02	223	0.28		0.02		0.47		-0.17		—
Year ended 12-31-2010	1.00	0.08	178	0.42		0.06		0.49		-0.01		—
Year ended 12-31-2009	1.00	1.02	151	0.51		0.99		—		—		—
Year ended 12-31-2008	1.00	2.18	201	0.75		2.01		—		—		—

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	177

FINANCIAL HIGHLIGHTS

Ivy Funds VIP	FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Real Estate Securities
Year ended 12-31-2012	$6.75	$0.08	(3)	$1.11	$1.19	$(0.05)	$—	$(0.05)
Year ended 12-31-2011	6.48	0.06	(3)	0.26	0.32	(0.05)	—	(0.05)
Year ended 12-31-2010	5.14	0.05		1.40	1.45	(0.11)	—	(0.11)
Year ended 12-31-2009	4.30	0.11		0.85	0.96	(0.12)	—	(0.12)
Year ended 12-31-2008	6.99	0.11		(2.65)	(2.54)	(0.04)	(0.11)	(0.15)
Science and Technology
Year ended 12-31-2012	15.25	(0.12	)(3)	4.22	4.10	—	(1.25)	(1.25)
Year ended 12-31-2011	16.73	(0.13	)(3)	(0.75)	(0.88)	—	(0.60)	(0.60)
Year ended 12-31-2010	15.30	(0.08)		1.96	1.88	—	(0.45)	(0.45)
Year ended 12-31-2009	11.43	0.01		4.73	4.74	—	(0.87)	(0.87)
Year ended 12-31-2008	17.98	(0.03)		(6.08)	(6.11)	—	(0.44)	(0.44)
Small Cap Growth
Year ended 12-31-2012	9.34	(0.08	)(3)	0.57	0.49	—	(0.23)	(0.23)
Year ended 12-31-2011	10.53	(0.10	)(3)	(1.00)	(1.10)	—	(0.09)	(0.09)
Year ended 12-31-2010	8.17	(0.07)		2.43	2.36	—	—	—
Year ended 12-31-2009	6.09	(0.06)		2.17	2.11	(0.03)	—	(0.03)
Year ended 12-31-2008	10.24	0.03		(4.05)	(4.02)	—	(0.13)	(0.13)
Small Cap Value
Year ended 12-31-2012	14.57	0.12	(3)	2.44	2.56	(0.07)	(1.02)	(1.09)
Year ended 12-31-2011	16.78	0.08	(3)	(2.21)	(2.13)	(0.08)	—	(0.08)
Year ended 12-31-2010	13.29	0.07		3.43	3.50	(0.01)	—	(0.01)
Year ended 12-31-2009	10.29	0.01		2.99	3.00	—	—	—
Year ended 12-31-2008	14.32	(0.02)		(3.74)	(3.76)	(0.02)	(0.25)	(0.27)
Value
Year ended 12-31-2012	5.57	0.07	(3)	0.91	0.98	(0.08)	(0.50)	(0.58)
Year ended 12-31-2011	6.05	0.06	(3)	(0.50)	(0.44)	(0.04)	—	(0.04)
Year ended 12-31-2010	5.14	0.03		0.93	0.96	(0.05)	—	(0.05)
Year ended 12-31-2009	4.15	0.07		1.01	1.08	(0.09)	—	(0.09)
Year ended 12-31-2008	6.36	0.08		(2.23)	(2.15)	(0.02)	(0.04)	(0.06)

(1)	Based on net asset value. Total returns for periods less than one year are not annualized.

(2)	Ratios excluding expense waivers are included only for periods in which the Portfolio had waived or reimbursed expenses.

(3)	Based on average weekly shares outstanding.

178	ANNUAL REPORT	2012

	Net Asset Value, End of Period	Total Return(1)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(2)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(2)	Portfolio Turnover Rate
Real Estate Securities
Year ended 12-31-2012	$7.89	17.72%	$40	1.33%	1.03%	1.34%	1.02%	47%
Year ended 12-31-2011	6.75	5.01	39	1.33	0.87	—	—	54
Year ended 12-31-2010	6.48	28.51	40	1.36	0.75	—	—	67
Year ended 12-31-2009	5.14	23.62	34	1.43	2.54	—	—	62
Year ended 12-31-2008	4.30	-36.04	29	1.31	1.73	—	—	45
Science and Technology
Year ended 12-31-2012	18.10	27.83	334	1.15	-0.67	1.17	-0.69	44
Year ended 12-31-2011	15.25	-5.77	279	1.16	-0.77	1.18	-0.79	50
Year ended 12-31-2010	16.73	12.75	326	1.16	-0.48	1.18	-0.50	27
Year ended 12-31-2009	15.30	43.84	316	1.19	0.06	1.21	0.04	65
Year ended 12-31-2008	11.43	-33.89	226	1.16	-0.21	1.18	-0.23	62
Small Cap Growth
Year ended 12-31-2012	9.60	5.17	448	1.14	-0.80	1.16	-0.82	85
Year ended 12-31-2011	9.34	-10.60	350	1.14	-0.95	1.16	-0.97	80
Year ended 12-31-2010	10.53	28.85	419	1.14	-0.83	1.16	-0.85	60
Year ended 12-31-2009	8.17	34.72	356	1.17	-0.88	1.19	-0.90	44
Year ended 12-31-2008	6.09	-39.18	290	1.14	0.32	1.16	0.30	82
Small Cap Value
Year ended 12-31-2012	16.04	18.63	246	1.17	0.78	—	—	64
Year ended 12-31-2011	14.57	-12.79	228	1.17	0.50	—	—	59
Year ended 12-31-2010	16.78	26.41	244	1.17	0.54	—	—	78
Year ended 12-31-2009	13.29	29.15	197	1.21	0.05	—	—	100
Year ended 12-31-2008	10.29	-26.13	150	1.18	-0.14	—	—	110
Value
Year ended 12-31-2012	5.97	18.88	308	1.00	1.20	1.02	1.18	67
Year ended 12-31-2011	5.57	-7.32	287	1.00	1.04	1.01	1.03	60
Year ended 12-31-2010	6.05	18.71	316	1.01	0.52	1.02	0.51	51
Year ended 12-31-2009	5.14	26.64	277	1.04	1.45	1.05	1.44	73
Year ended 12-31-2008	4.15	-33.81	231	1.01	1.52	1.02	1.51	48

See Accompanying Notes to Financial Statements.

2012	ANNUAL REPORT	179

NOTES TO FINANCIAL STATEMENTS

Ivy Funds VIP	DECEMBER 31, 2012

1.	ORGANIZATION

Ivy Funds Variable Insurance Portfolios, a Delaware statutory trust (the Trust), is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust is divided into 26 series (each a Portfolio). Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (collectively, the Pathfinder Portfolios) primarily invest in affiliated mutual funds of the Trust. The investment objective, policies and risk factors of each Portfolio are described more fully in the Prospectus and Statement of Additional Information. Each Portfolio’s investment adviser is Waddell & Reed Investment Management Company (WRIMCO).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation. Each Portfolio’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service authorized by the Board of Trustees. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the year ended December 31, 2012, management believes that no liability for unrecognized tax positions is required. The Portfolios are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2008.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (SEC) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Portfolio will segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as “Restricted cash.” Securities collateral pledged for the same purpose, if any, is noted in the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolios’ Statement of Assets and Liabilities, less any collateral held by the Portfolios.

180	ANNUAL REPORT	2012

Certain Portfolios may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolios may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Portfolios may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

Refer to prospectus for all risks associated with owning shares in the Portfolios.

Inflation-Indexed Bonds. Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Interest-Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Payment In-Kind Securities. Certain Portfolios may invest in payment in-kind securities. Payment in-kind securities (PIKs) give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Portfolios may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Portfolio on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Portfolio’s net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield WRIMCO, or the Portfolio’s investment subadvisor, as applicable, consider advantageous. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Senior Loans. A Portfolio invests in senior secured corporate loans (senior loans) either as an original lender or as a purchaser of a loan assignment or a participation interest in a loan. Senior loans are generally made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities. Senior loans are generally readily marketable, but some loans may be illiquid or may be subject to some restrictions on resale.

Certain senior loans contain provisions that obligate a Portfolio to fund future commitments at the borrower’s discretion. See Note 10 in the Notes to the Financial Statements for more information regarding commitments.

Custodian Fees. “Custodian fees” in the Statement of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees and Chief Compliance Officer Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of the Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Portfolios are shown on the Statement of Operations.

2012	ANNUAL REPORT	181

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

New Accounting Pronouncements. In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results (“U.S. GAAP”), could differ from those estimates.

Subsequent Events. Management has performed a review for subsequent events through the date this report was issued.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Portfolio calculates the Net Asset Value (“NAV”) of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and other assets are valued on each business day using pricing and valuation methods as adopted by the Board of Trustees ( the “Board”) of the Trust. Where market quotes are readily available, fair market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (WRSCO), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which market values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or assets are valued at fair value, as determined in good faith by the Board or WRSCO pursuant to instructions from the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trades do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events. WRSCO has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined by the Valuation Committee.

When a Portfolio uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that

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security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and processes at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

Level 1 – Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bank Loans. Bank loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over-the-counter (“OTC”), options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service for a comparable listed option unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. If no comparable listed option exists from which to obtain a price from an independent pricing service and a quotation cannot be obtained from a broker-dealer, the OTC option will be valued using a model reasonably designed to provide a current market price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the

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transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Portfolio’s using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices.

Mutual funds, including investment funds, typically are valued at the net asset value reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Municipal Bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

There were no transfers between Levels 1, 2, or 3 during the year ended December 31, 2012.

Transfers from Level 2 to Level 3 occurred generally due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred generally due to the increased availability of observable market data due to increased market activity or information. Transfers in and out of Level 3 represent the value at the later of the beginning of the period or the purchase date of the security.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolios’ assets and liabilities. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Portfolio.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments if applicable, are included on the Statement of Operations in net realized gain (loss) on investments in unaffiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities, respectively. Additionally, the net change in unrealized appreciation for all Level 3 investments still held as of December 31, 2012, if applicable, is included on the Statement of Operations in net change in unrealized appreciation (depreciation) on investments in unaffiliated securities.

The Portfolios may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

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4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Portfolios use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Portfolios’ financial positions and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may enter into forward foreign currency contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Risks to a Portfolio related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Portfolio’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Futures Contracts. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may engage in buying and selling futures contracts. Upon entering into a futures contract, the Portfolio is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified in the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, there may be an illiquid market where the Portfolio is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.

Option Contracts. Options purchased by a Portfolio are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Portfolio has realized a gain or loss. For each Portfolio, when a written put is exercised, the cost basis of the securities purchased by a Portfolio is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Portfolio’s exposure to the underlying security (or basket of securities). With written options, there may be times when a Portfolio will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Portfolio, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Portfolio enters into OTC option transactions with counterparties, the Portfolio will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Swap Agreements. Each Portfolio, other than Money Market and the Pathfinder Portfolios, may invest in swap agreements.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The creditworthiness of firms with which a Portfolio enters into a swap agreement is monitored by WRIMCO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Portfolio may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized.

Collateral. A Portfolio may mitigate credit risk through credit support annexes (CSA) included with an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement, which is the standard contract governing most derivative transactions between the Portfolio and each of

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its counterparties. The CSA allows the Portfolio and its counterparty to offset certain derivative financial instruments’ payables and/or receivables with collateral, which is generally held by the Portfolio’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of December 31, 2012:

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Asset Strategy	Equity	Investments in unaffiliated securities at market value*	$5,186	Written options at market value	$2,287
	Foreign currency			Unrealized depreciation on forward foreign currency contracts	1,363
Global Bond	Foreign currency			Unrealized depreciation on forward foreign currency contracts	2
Global Natural Resources	Commodity	Investments in unaffiliated securities at market value*	338
	Equity	Investments in unaffiliated securities at market value*	8,058
	Equity	Unrealized appreciation on futures contracts**	3
	Foreign currency	Unrealized appreciation on forward foreign currency contracts	91	Unrealized depreciation on forward foreign currency contracts	145
High Income	Foreign currency			Unrealized depreciation on forward foreign currency contracts	70
International Core Equity	Foreign currency	Unrealized appreciation on forward foreign currency contracts	1,511
International Growth	Foreign currency	Unrealized appreciation on forward foreign currency contracts	1,719	Unrealized depreciation on forward foreign currency contracts	409
Mid Cap Growth	Equity			Written options at market value	98
Real Estate Securities	Equity			Written options at market value	2
Science and Technology	Foreign currency	Unrealized appreciation on forward foreign currency contracts	225
Value	Equity			Written options at market value	768

* Purchased options are reported as investments in unaffiliated securities and are reflected in the accompanying Schedule of Investments.

** The fair value presented represents the cumulative unrealized appreciation (depreciation) on open futures contracts; however, the value reflected in the accompanying Statement of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of December 31, 2012.

Amount of realized gain (loss) on derivatives shown in the Statement of Operations for the year ended December 31, 2012:

		Net realized gain (loss) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Asset Strategy	Equity	$(25,880)	$—	$(3,211)	$9,661	$—	$(19,430)
	Foreign currency	(2,999)	—	—	412	4,695	2,108
Global Bond	Foreign currency	—	—	—	—	34	34
Global Natural Resources	Equity	(1,416)	—	(1,072)	—	—	(2,488)
	Foreign currency	—	—	—	—	(394)	(394)
High Income	Foreign currency	—	—	—	—	605	605
International Core Equity	Foreign currency	—	—	—	—	1,810	1,810
International Growth	Equity	—	476	—	—	—	476
	Foreign currency	—	—	—	—	3,135	3,135
Mid Cap Growth	Equity	(554)	—	—	(406)	—	(960)
Real Estate Securities	Equity	—	—	—	37	—	37
Science and Technology	Equity	83	—	—	434	—	517
Value	Equity	—	—	—	535	—	535

* Purchased options are reported as investments in unaffiliated securities and are reflected in the accompanying Schedule of Investments.

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Change in unrealized appreciation (depreciation) on derivatives shown in the Statement of Operations for the year ended December 31, 2012:

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Asset Strategy	Equity	$3,065	$—	$—	$95	$—	$3,160
	Foreign currency	(475)	—	—	(1,015)	(5,810)	(7,300)
Global Bond	Foreign currency	—	—	—	—	5	5
Global Natural Resources	Commodity	(74)	—	—	—	—	(74)
	Equity	(2009)	—	68	—	—	(1,941)
	Foreign currency	—	—	—	—	(374)	(374)
High Income	Foreign currency	—	—	—	—	(594)	(594)
International Core Equity	Foreign currency	—	—	—	—	1,385	1,385
International Growth	Equity	—	50	—	—	—	50
	Foreign currency	—	—	—	—	(948)	(948)
Mid Cap Growth	Equity	26	—	—	(34)	—	(8)
Real Estate Securities	Equity	—	—	—	3	—	3
Science and Technology	Equity	—	—	—	(15)	—	(15)
	Foreign currency	—	—	—	—	225	225
Value	Equity	—	—	—	(137)	—	(137)

* Purchased options are reported as investments in unaffiliated securities and are reflected in the accompanying Schedule of Investments.

During the year ended December 31, 2012, the average derivative volume was as follows:

Portfolio	Long forward contracts(1)	Short forward contracts(1)	Long futures contracts(1)	Short futures contracts(1)	Swap agreements(2)	Purchased options(1)	Written options(1)
Asset Strategy	$69,587	$68,745	$—	$—	$—	$4,749	$2,179
Global Bond	598	602	—	—	—	—	—
Global Natural Resources	26,516	26,525	—	18,555	—	10,302	—
High Income	5,908	5,844	—	—	—	—	—
International Core Equity	47,977	47,077	—	—	—	—	—
International Growth	47,720	46,415	—	—	331	—	—
Mid Cap Growth	—	—	—	—	—	38	511
Real Estate Securities	—	—	—	—	—	—	10
Science and Technology	502	480	—	—	—	29	68
Value	—	—	—	—	—	—	378

(1)	Average market value outstanding during the period.
(2)	Average notional amount outstanding during the period.

Objectives and Strategies

Asset Strategy. The Portfolio’s objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to various equity markets, managing exposure to various foreign currencies, and hedging certain event risks on positions held by the Portfolio. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Portfolio utilized futures, total return swaps and option contracts, both written and purchased, on foreign and domestic equity indices. To manage foreign currency exposure, the Portfolio utilized forward contracts and option contracts, both written and purchased, to either increase or decrease exposure to a given currency. To manage event risks, the Portfolio utilized short futures on foreign and domestic equity indices and option contracts, both written and purchased, on individual equity securities owned by the Portfolio.

Global Bond. The Portfolio’s objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Portfolio utilized forward contracts to either hedge a position held by the Portfolio, to gain exposure to a currency where a foreign bond is not available, or to take a fundamental position long or short in a particular currency.

Global Natural Resources. The Portfolio’s objectives in using derivatives during the period included hedging market risk on equity securities, increasing exposure to specific sectors or companies, and managing the exposure to various foreign currencies. To achieve the objective of hedging market risk and increasing exposure to equity markets, the Portfolio utilized futures on equity indices and purchased option contracts on individual equity securities and exchange-traded funds. To manage foreign currency exposure, the Portfolio utilized forward contracts to either increase or decrease exposure to a given currency.

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High Income. The Portfolio’s objective in using derivatives during the period was to hedge the exposure to foreign currencies from securities held in the portfolio. To achieve this objective, the Portfolio utilized forward contracts.

International Core Equity. The Portfolio’s objective in using derivatives during the period was to manage the exposure to various foreign currencies. To achieve this objective, the Portfolio utilized forward contracts to either increase or decrease exposure to a given currency.

International Growth. The Portfolio’s objectives in using derivatives during the period included managing the exposure to various foreign currencies and gaining exposure to certain individual securities that are not available for direct purchase. To manage foreign currency exposure, the Portfolio utilized forward contracts to either increase or decrease exposure to a given currency. To gain exposure to certain individual securities, the Portfolio utilized total return swaps.

Mid Cap Growth. The Portfolio’s objectives in using derivatives during the period included gaining exposure to certain sectors, hedging certain event risks on positions held by the Portfolio and hedging market risk on equity securities. To achieve these objectives, the Portfolio utilized options, both written and purchased, on either an index or on individual or baskets of equity securities.

Real Estate Securities. The Portfolio’s objectives in using derivatives during the period included generating additional income from written option premiums and to facilitate trading in certain securities. To achieve these objectives, the Portfolio utilized written options on individual equity securities.

Science and Technology. The Portfolio’s objective in using derivatives during the period was to hedge market risk on securities in its portfolio. To achieve this objective, the Portfolio utilized options, both written and purchased, on individual equity securities owned by the Portfolio and on domestic equity indices.

Small Cap Value. The Portfolio’s objectives in using derivatives during the period included generating additional income from written option premiums and gaining exposure to, or facilitate trading in, certain securities. To achieve these objectives, the Portfolio utilized written options on individual equity securities.

Value. The Portfolio’s objectives in using derivatives during the period included generating additional income from written option premiums and gaining exposure to, or facilitate trading in, certain securities. To achieve these objectives, the Portfolio utilized written options on individual equity securities.

5. WRITTEN OPTION ACTIVITY ($ amounts in thousands)

Transactions in written options were as follows:

Portfolio	Outstanding at 12-31-11	Options written	Options closed	Options exercised	Options expired	Outstanding at 12-31-12
Asset Strategy
Number of Contracts	3,928	282,578	(27,095)	(222,760)	(14,054)	22,597
Premium Received	$3,283	$16,346	$(9,341)	$(283)	$(7,427)	$2,578

Mid Cap Growth
Number of Contracts	254	12,612	(7,994)	(965)	(3,204)	703
Premium Received	$76	$5,837	$(4,287)	$(988)	$(535)	$103

Real Estate Securities
Number of Contracts	169	683	(319)	(245)	(109)	179
Premium Received	$19	$56	$(21)	$(26)	$(19)	$9

Science and Technology
Number of Contracts	2,489	3,567	(3,903)	(2,153)	—	—
Premium Received	$165	$928	$(1,032)	$(61)	$—	$—

Value
Number of Contracts	3,937	27,846	(7,732)	(5,496)	(16,724)	1,831
Premium Received	$134	$2,082	$(425)	$(330)	$(909)	$552

188	ANNUAL REPORT	2012

6. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. (W&R), serves as each Portfolio’s investment adviser. The management fee is accrued daily by each Portfolio, except the Pathfinder Portfolios, at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Asset Strategy	0.700%	0.700%	0.650%	0.650%	0.600%	0.550%
Balanced	0.700	0.700	0.650	0.650	0.600	0.550
Bond	0.525	0.500	0.450	0.400	0.400	0.400
Core Equity	0.700	0.700	0.650	0.650	0.600	0.550
Dividend Opportunities	0.700	0.700	0.650	0.650	0.600	0.550
Energy	0.850	0.850	0.830	0.830	0.800	0.760
Global Bond	0.625	0.600	0.550	0.500	0.500	0.500
Global Natural Resources	1.000	0.850	0.830	0.830	0.800	0.760
Growth	0.700	0.700	0.650	0.650	0.600	0.550
High Income	0.625	0.600	0.550	0.500	0.500	0.500
International Core Equity	0.850	0.850	0.830	0.830	0.800	0.760
International Growth	0.850	0.850	0.830	0.830	0.800	0.760
Limited-Term Bond	0.500	0.450	0.400	0.350	0.350	0.350
Micro Cap Growth	0.950	0.950	0.930	0.930	0.900	0.860
Mid Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760
Money Market	0.400	0.400	0.400	0.400	0.400	0.400
Real Estate Securities	0.900	0.900	0.870	0.870	0.840	0.800
Science and Technology	0.850	0.850	0.830	0.830	0.800	0.760
Small Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760
Small Cap Value	0.850	0.850	0.830	0.830	0.800	0.760
Value	0.700	0.700	0.650	0.650	0.600	0.550

Effective October 1, 2006, under terms of a settlement agreement, the fee is payable at the following annual rates for those Portfolios included in the settlement agreement until September 30, 2016:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Asset Strategy	0.690%	0.690%	0.650%	0.650%	0.600%	0.550%
Bond	0.485	0.500	0.450	0.400	0.400	0.400
Core Equity	0.650	0.650	0.650	0.650	0.600	0.550
Growth	0.670	0.670	0.650	0.650	0.600	0.550
High Income	0.575	0.600	0.550	0.500	0.500	0.500
International Growth	0.820	0.820	0.830	0.830	0.800	0.760
Mid Cap Growth	0.830	0.830	0.830	0.830	0.800	0.760
Science and Technology	0.830	0.830	0.830	0.830	0.800	0.760
Small Cap Growth	0.830	0.830	0.830	0.830	0.800	0.760
Value	0.690	0.690	0.650	0.650	0.600	0.550

Effective August 6, 2007, the fee is contractually payable by Bond as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Bond	0.475%	0.475%	0.450%	0.400%	0.400%	0.400%

The Pathfinder Portfolios pay no management fees; however, WRIMCO receives management fees from the underlying funds.

WRIMCO has agreed to waive a Portfolio’s investment management fee on any Portfolio, except the Pathfinder Portfolios, that is not subadvised on any day that the Portfolio’s net assets are less than $25 million, subject to WRIMCO’s right to change or modify this waiver. See Expense Reimbursements and/or Waivers for more information.

WRIMCO has entered into Subadvisory Agreements with the following entities on behalf of certain Portfolios:

Under agreements between WRIMCO and the named entities, the following serve as subadvisors to certain Portfolios: Mackenzie Financial Corporation serves as subadvisor to Global Natural Resources. Wall Street Associates serves as subadvisor to Micro Cap Growth. Advantus Capital Management, Inc. serves as subadvisor to Real Estate Securities. Each subadvisor makes investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of WRIMCO and the Board of Trustees. WRIMCO pays all costs applicable of the subadvisors.

2012	ANNUAL REPORT	189

Accounting Services Fees. The Trust has an Accounting Services Agreement with Waddell & Reed Services Company (WRSCO), doing business as WI Services Company (WISC), an affiliate of W&R. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio (excluding Pathfinder Portfolios) pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Under the Accounting Services Agreement, each Pathfinder Portfolio pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$5.75	$11.55	$17.75	$24.20	$31.60	$41.25	$48.15	$60.80	$74.25

Administrative Fee. Each Portfolio also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio’s net assets are at least $10 million and is included in “Accounting services fee” on the Statement of Operations.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

Service Plan. Under a Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act, each Portfolio, except Money Market and the Pathfinder Portfolios, may pay a service fee to W&R in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate W&R for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

Expense Reimbursements and/or Waivers. During the year ended December 31, 2012, the following amounts were waived as a result of the reduced management fees related to the settlement agreement:

Asset Strategy	$100
Core Equity	196
Growth	294
High Income	175
International Growth	97
Mid Cap Growth	43
Science and Technology	64
Small Cap Growth	78
Value	31

Effective January 28, 2010, WRIMCO has voluntarily agreed to reimburse sufficient expenses of Money Market to maintain a minimum annualized yield of 0.02%. For the year ended December 31, 2012, expenses in the amount of $388 were reimbursed.

For the period from September 1, 2011 through January 31, 2012, W&R and/or WRSCO voluntarily agreed to reimburse sufficient expenses of Limited-Term Bond to cap the expenses for the Portfolio at 0.76%. For the year ended December 31, 2012, expenses in the amount of $18 were reimbursed.

Effective May 1 2012,, W&R and/or WRSCO have has voluntarily agreed to reimburse sufficient expenses of Mid Cap Growth to cap the expenses for the Portfolio at 1.10%. For the year ended December 31, 2012, expenses in the amount of $70 were reimbursed. This reimbursement serves to reduce 12b-1 fees.

Effective December 3, 2012, WRIMCO has contractually agreed to reduce the management fee computed and paid by Real Estate Securities Portfolio each day on net asset value by 0.09% on an annualized basis. For the year ended December 31, 2012, expenses in the amount of $3 were reimbursed.

During the year ended December 31, 2012, the following amounts were waived as a result of the reduced management fees related to the voluntary waiver of management fee to any Portfolio, excluding Pathfinder Portfolios, having less than $25 million in net assets:

Global Bond	$58

Any amounts due to the Portfolios as a reimbursement but not paid as of December 31, 2012 are shown as a receivable from affiliates on the Statement of Assets and Liabilities.

190	ANNUAL REPORT	2012

7. AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2012 follows:

	12-31-11 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-12 Share Balance	12-31-12 Market Value
Pathfinder Aggressive
Ivy Funs VIP Bond	1,134	$415	$6,803	$306	$110	N/A	N/A
Ivy Funds VIP Dividend Opportunities	1,246	522	4,409	371	90	656	4,755
Ivy Funds VIP Growth	958	5,336	1,697	1,041	197	1,282	13,623
Ivy Funds VIP International Core Equity	598	1,932	1,144	237	217	641	10,293
Ivy Funds VIP International Growth	903	6,882	887	607	148	1,618	13,694
Ivy Funds VIP Limited-Term Bond	1,942	1,097	7,309	337	103	698	3,432
Ivy Funds VIP Mid Cap Growth	397	4,042	584	510	15	797	6,800
Ivy Funds VIP Small Cap Growth	216	4,041	400	67	46	574	5,511
Ivy Funds VIP Small Cap Value	369	644	973	512	24	340	5,449
Ivy Funds VIP Value	827	664	794	493	66	795	4,744
				$4,481	$1,016		$68,301

	12-31-11 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-12 Share Balance	12-31-12 Market Value
Pathfinder Conservative
Ivy Funds VIP Bond	5,318	$8,249	$17,187	$1,375	$950	3,608	$21,280
Ivy Funds VIP Dividend Opportunities	2,362	4,365	2,770	847	184	2,468	17,881
Ivy Funds VIP Growth	599	8,174	1,496	1,101	170	1,191	12,657
Ivy Funds VIP International Core Equity	287	1,730	928	208	111	331	5,312
Ivy Funds VIP International Growth(2)	—	10,768	358	5	—	1,253	10,602
Ivy Funds VIP Limited-Term Bond	1,736	2,656	5,886	336	158	1,080	5,313
Ivy Funds VIP Mid Cap Growth	212	731	319	323	9	247	2,106
Ivy Funds VIP Money Market	17,349	6,423	2,540	—	4	21,232	21,232
Ivy Funds VIP Small Cap Growth	96	6,248	463	99	22	667	6,400
Ivy Funds VIP Small Cap Value	62	322	216	118	4	66	1,055
Ivy Funds VIP Value	317	675	394	261	27	352	2,099
				$4,673	$1,639		$105,937

	12-31-11 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-12 Share Balance	12-31-12 Market Value
Pathfinder Moderate
Ivy Funds VIP Bond	20,136	$20,423	$61,724	$4,869	$3,132	12,436	$73,355
Ivy Funds VIP Dividend Opportunities	13,810	16,246	5,749	1,860	1,073	15,014	108,769
Ivy Funds VIP Growth	5,675	52,147	2,614	6,754	1,397	10,264	109,072
Ivy Funds VIP International Core Equity	3,044	25,881	1,898	945	1,176	4,558	73,249
Ivy Funds VIP International Growth	5,108	65,236	822	3,023	892	12,953	109,633
Ivy Funds VIP Limited-Term Bond	17,253	16,869	65,824	3,086	1,093	7,447	36,631
Ivy Funds VIP Mid Cap Growth	2,817	6,921	1,382	3,283	115	3,401	29,037
Ivy Funds VIP Money Market	57,484	16,116	412	—	13	73,187	73,187
Ivy Funds VIP Small Cap Growth	1,276	41,705	739	287	288	5,364	51,473
Ivy Funds VIP Small Cap Value	1,639	5,752	2,430	2,526	114	1,813	29,085
Ivy Funds VIP Value	5,248	7,746	2,386	3,622	449	6,058	36,175
				$30,255	$9,742		$729,666

2012	ANNUAL REPORT	191

	12-31-11 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-12 Share Balance	12-31-12 Market Value
Pathfinder Moderately Aggressive
Ivy Funds VIP Bond	18,749	$13,966	$76,800	$4,398	$2,586	7,439	$43,882
Ivy Funds VIP Dividend Opportunities	17,140	15,049	6,778	2,404	1,329	17,962	130,129
Ivy Funds VIP Growth	7,046	60,440	3,676	8,529	1,730	12,280	130,491
Ivy Funds VIP International Core Equity	4,729	31,530	2,772	1,447	1,820	6,544	105,163
Ivy Funds VIP International Growth	9,063	79,839	1,689	5,447	1,578	18,597	157,399
Ivy Funds VIP Limited-Term Bond	21,422	18,284	80,542	4,038	1,312	8,909	43,826
Ivy Funds VIP Mid Cap Growth	4,370	8,989	1,955	5,111	179	5,086	43,424
Ivy Funds VIP Money Market	35,690	8,637	547	—	8	43,781	43,781
Ivy Funds VIP Small Cap Growth	2,374	51,425	1,417	620	535	7,334	70,379
Ivy Funds VIP Small Cap Value	3,559	9,787	4,732	5,523	247	3,796	60,893
Ivy Funds VIP Value	6,515	7,780	2,734	4,471	556	7,248	43,279
				$41,988	$11,880		$872,646

	12-31-11 Share Balance	Purchases at Cost	Sales at Cost	Realized Gain/(Loss)(1)	Distributions Received	12-31-12 Share Balance	12-31-12 Market Value
Pathfinder Moderately Conservative
Ivy Funds VIP Bond	10,035	$10,879	$31,799	$2,556	$1,711	6,122	$36,111
Ivy Funds VIP Dividend Opportunities	4,587	5,957	2,653	876	352	4,927	35,693
Ivy Funds VIP Growth	1,696	17,160	1,357	2,283	428	3,144	33,406
Ivy Funds VIP International Core Equity	632	7,331	673	266	241	1,047	16,826
Ivy Funds VIP International Growth	1,212	20,895	536	751	209	3,684	31,181
Ivy Funds VIP Limited-Term Bond	3,822	4,428	11,241	703	357	2,444	12,021
Ivy Funds VIP Mid Cap Growth	935	2,472	641	1,197	38	1,116	9,529
Ivy Funds VIP Money Market	28,651	8,367	992	—	7	36,026	36,026
Ivy Funds VIP Small Cap Growth	212	13,213	221	83	47	1,509	14,478
Ivy Funds VIP Small Cap Value	136	525	260	228	9	149	2,386
Ivy Funds VIP Value	1,744	2,789	1,069	1,290	147	1,988	11,871
				$10,233	$3,546		$239,528

(1)	Included in Realized Gain/Loss, if applicable, are distributions from long term capital gains from the underlying securities.
(2)	No dividends were paid during the preceding 12 months.

8.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended December 31, 2012, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Pathfinder Aggressive	$—	$25,577	$—	$26,922
Pathfinder Conservative	—	50,342	—	35,723
Pathfinder Moderate	—	275,041	—	158,681
Pathfinder Moderately Aggressive	—	305,728	—	200,247
Pathfinder Moderately Conservative	—	94,015	—	56,627
Asset Strategy	—	565,025	—	541,696
Balanced	—	149,295	8,972	159,987
Bond	60,432	126,557	171,893	149,837
Core Equity	—	204,960	—	254,719
Dividend Opportunities	—	174,257	—	154,182
Energy	—	28,780	—	24,497
Global Bond	1,639	1,712	696	1,130
Global Natural Resources	—	163,907	—	170,989
Growth	—	476,254	—	443,073
High Income	—	439,555	—	300,437
International Core Equity	—	485,315	—	450,744
International Growth	—	321,772	—	134,713
Limited-Term Bond	33,345	89,988	80,093	168,180
Micro Cap Growth	—	25,219	—	27,676
Mid Cap Growth	—	138,689	—	73,027
Money Market	—	—	—	—
Real Estate Securities	—	18,530	—	21,516

192	ANNUAL REPORT	2012

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Science and Technology	—	132,837	—	156,635
Small Cap Growth	—	384,046	—	313,751
Small Cap Value	—	138,349	—	136,083
Value	—	196,494	—	210,457

9.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Pathfinder Aggressive				Pathfinder Conservative
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	923	$4,491	754	$3,703	4,836	$25,591	5,051	$26,177
Shares issued in reinvestment of distributions to shareholders	814	3,719	504	2,574	738	3,735	459	2,415
Shares redeemed	(1,813)	(8,860)	(1,467)	(7,311)	(2,549)	(13,477)	(1,824)	(9,720)

Net increase (decrease)	(76)	$(650)	(209)	$(1,034)	3,025	$15,849	3,686	$18,872

	Pathfinder Moderate				Pathfinder Moderately Aggressive
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	19,745	$103,476	27,197	$140,878	17,186	$91,273	47,692	$253,246
Shares issued in reinvestment of distributions to shareholders	4,873	24,117	2,497	13,161	5,421	27,094	2,582	13,926
Shares redeemed	(2,286)	(11,870)	(2,177)	(11,269)	(4,272)	(22,734)	(1,611)	(8,464)

Net increase	22,332	$115,723	27,517	$142,770	18,335	$95,633	48,663	$258,708

	Pathfinder Moderately Conservative				Asset Strategy
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	7,456	$39,788	9,699	$51,164	17,832	$178,577	26,789	$266,977
Shares issued in reinvestment of distributions to shareholders	1,589	8,071	876	4,666	1,527	14,571	1,294	13,548
Shares redeemed	(1,912)	(10,246)	(1,523)	(8,138)	(25,346)	(254,163)	(27,376)	(271,253)

Net increase (decrease)	7,133	$37,613	9,052	$47,692	(5,987)	$(61,015)	707	$9,272

	Balanced				Bond
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	2,357	$21,904	1,502	$13,820	14,535	$85,011	32,896	$186,505
Shares issued in reinvestment of distributions to shareholders	2,782	24,607	3,690	34,341	4,062	23,206	3,353	18,532
Shares redeemed	(5,540)	(51,465)	(6,057)	(56,350)	(42,289)	(248,225)	(16,709)	(94,502)

Net increase (decrease)	(401)	$(4,954)	(865)	$(8,189)	(23,692)	$(140,008)	19,540	$110,535

	Core Equity				Dividend Opportunities
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,617	$19,735	1,465	$17,770	7,021	$49,313	15,029	$99,647
Shares issued in reinvestment of distributions to shareholders	3,661	40,825	1,186	14,817	605	4,040	437	3,119
Shares redeemed	(5,820)	(70,851)	(6,530)	(78,579)	(7,236)	(50,602)	(5,727)	(39,281)

Net increase (decrease)	(542)	$(10,291)	(3,879)	$(45,992)	390	$2,751	9,739	$63,485

2012	ANNUAL REPORT	193

	Energy				Global Bond
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	3,384	$19,888	6,143	$40,019	1,418	$7,216	1,114	$5,562
Shares issued in reinvestment of distributions to shareholders	—	—	—	—	59	300	37	183
Shares redeemed	(2,679)	(15,537)	(2,384)	(15,252)	(747)	(3,813)	(722)	(3,537)

Net increase	705	$4,351	3,759	$24,767	730	$3,703	429	$2,208

	Global Natural Resources				Growth
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	7,737	$39,675	11,567	$74,949	13,144	$140,358	5,768	$59,670
Shares issued in reinvestment of distributions to shareholders	2,403	10,947	—	—	7,326	73,244	3,414	35,979
Shares redeemed	(9,173)	(46,438)	(11,893)	(75,395)	(11,405)	(121,044)	(13,265)	(137,798)

Net increase (decrease)	967	$4,184	(326)	$(446)	9,065	$92,558	(4,083)	$(42,149)

	High Income				International Core Equity
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	46,721	$169,954	21,357	$73,993	5,651	$86,718	4,842	$77,494
Shares issued in reinvestment of distributions to shareholders	6,100	21,218	5,390	18,585	1,239	17,481	488	8,611
Shares redeemed	(14,150)	(51,165)	(16,665)	(57,402)	(3,733)	(57,451)	(3,353)	(55,723)

Net increase	38,671	$140,007	10,082	$35,176	3,157	$46,748	1,977	$30,382

	International Growth				Limited-Term Bond
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	22,732	$187,311	9,633	$79,961	10,416	$53,100	23,597	$118,574
Shares issued in reinvestment of distributions to shareholders	3,287	24,376	155	1,401	1,345	6,610	723	3,627
Shares redeemed	(3,455)	(28,055)	(14,811)	(119,683)	(34,797)	(180,154)	(5,063)	(25,470)

Net increase (decrease)	22,564	$183,632	(5,023)	$(38,321)	(23,036)	$(120,444)	19,257	$96,731

	Micro Cap Growth				Mid Cap Growth
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	256	$5,526	295	$6,317	11,043	$92,672	7,638	$65,970
Shares issued in reinvestment of distributions to shareholders	194	3,948	—	—	2,537	19,854	567	5,213
Shares redeemed	(387)	(8,427)	(525)	(11,323)	(3,284)	(27,802)	(3,927)	(33,401)

Net increase (decrease)	63	$1,047	(230)	$(5,006)	10,296	$84,724	4,278	$37,782

	Money Market				Real Estate Securities
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	78,699	$78,699	126,739	$126,739	550	$4,128	736	$4,905
Shares issued in reinvestment of distributions to shareholders	45	45	41	41	40	293	43	308
Shares redeemed	(56,999)	(56,999)	(81,528)	(81,528)	(1,193)	(8,888)	(1,196)	(7,933)

Net increase (decrease)	21,745	$21,745	45,252	$45,252	(603)	$(4,467)	(417)	$(2,720)

194	ANNUAL REPORT	2012

	Science and Technology				Small Cap Growth
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	2,981	$51,510	2,792	$47,699	13,587	$135,063	4,214	$42,499
Shares issued in reinvestment of distributions to shareholders	1,376	22,380	652	11,548	858	8,258	293	3,358
Shares redeemed	(4,193)	(72,006)	(4,650)	(77,546)	(5,239)	(51,973)	(6,846)	(71,549)

Net increase (decrease)	164	$1,884	(1,206)	$(18,299)	9,206	$91,348	(2,339)	$(25,692)

	Small Cap Value				Value
	Year ended 12-31-12		Year ended 12-31-11		Year ended 12-31-12		Year ended 12-31-11
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares	1,067	$16,157	3,199	$48,514	2,868	$16,654	6,953	$40,071
Shares issued in reinvestment of distributions to shareholders	1,169	16,463	63	1,076	5,418	28,636	349	2,231
Shares redeemed	(2,554)	(39,488)	(2,181)	(35,064)	(8,122)	(47,456)	(8,100)	(48,158)

Net increase (decrease)	(318)	$(6,868)	1,081	$14,526	164	$(2,166)	(798)	$(5,856)

10.	COMMITMENTS

Bridge loan commitments may obligate a Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest and amortization from unaffiliated securities in the Statements of Operations. At December 31, 2012, there were no outstanding bridge loan commitments.

11.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2012 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Pathfinder Aggressive	$69,160	$1,527	$1,784	$(257)
Pathfinder Conservative	103,605	3,576	389	3,187
Pathfinder Moderate	694,434	37,979	1,799	36,180
Pathfinder Moderately Aggressive	835,111	40,007	2,273	37,734
Pathfinder Moderately Conservative	230,638	10,278	687	9,591
Asset Strategy	1,022,388	335,362	17,289	318,073
Balanced	285,241	69,817	1,285	68,532
Bond	475,588	35,725	5,556	30,169
Core Equity	320,579	74,828	3,142	71,686
Dividend Opportunities	351,698	48,166	4,183	43,983
Energy	64,196	7,376	4,451	2,925
Global Bond	10,782	267	226	41
Global Natural Resources	193,007	11,255	24,235	(12,980)
Growth	833,180	166,670	7,114	159,556
High Income	423,325	19,093	2,888	16,205
International Core Equity	604,574	48,562	16,497	32,065
International Growth	485,824	41,293	12,577	28,716
Limited-Term Bond	116,836	2,783	58	2,725
Micro Cap Growth	41,634	10,492	2,934	7,558
Mid Cap Growth	234,415	36,391	7,164	29,227
Money Market	240,304	—	—	—
Real Estate Securities	35,507	5,831	1,083	4,748
Science and Technology	265,094	82,278	13,159	69,119
Small Cap Growth	410,175	59,706	20,474	39,232
Small Cap Value	227,299	25,268	7,230	18,038
Value	284,570	37,316	12,241	25,075

2012	ANNUAL REPORT	195

For Federal income tax purposes, the Portfolios’ distributed and undistributed earnings and profit for the year ended December 31, 2012 and the post-October and late-year ordinary activity were as follows:

Fund	Distributed Ordinary Income	Undistributed Ordinary Income	Distributed Long-Term Capital Gains	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post-October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Pathfinder Aggressive	$777	$1,166	$2,941	$4,275	$—	$—	$—
Pathfinder Conservative	900	1,673	2,835	4,571	—	—	—
Pathfinder Moderate	6,350	9,882	17,767	29,846	—	—	—
Pathfinder Moderately Aggressive	6,519	12,098	20,575	41,454	—	—	—
Pathfinder Moderately Conservative	2,031	3,451	6,040	10,215	—	—	—
Asset Strategy	14,571	17,322	—	—	—	231	214
Balanced	5,325	8,028	19,283	29,657	—	—	—
Bond	18,948	17,512	4,257	8,279	—	—	—
Core Equity	9,063	4,916	31,761	32,253	—	—	—
Dividend Opportunities	4,039	7,291	—	9,375	—	—	—
Energy	—	—	—	282	—	—	—
Global Bond	301	—	—	—	—	1	—
Global Natural Resources	—	—	10,947	—	—	—	255
Growth	13,997	4,694	59,247	83,922	—	—	—
High Income	21,218	27,180	—	—	—	—	—
International Core Equity	12,832	11,158	4,648	—	—	—	—
International Growth	5,714	4,722	18,662	10,100	—	—	—
Limited-Term Bond	3,627	—	2,984	132	—	—	—
Micro Cap Growth	—	—	3,948	2,495	—	—	—
Mid Cap Growth	907	—	18,946	11,147	—	—	—
Money Market	46	11	—	—	—	—	—
Real Estate Securities	293	485	—	—	—	—	—
Science and Technology	—	—	22,380	24,421	—	—	67
Small Cap Growth	8,258	—	—	—	—	—	—
Small Cap Value	1,053	8,337	15,409	11,746	—	—	—
Value	4,165	8,340	24,471	4,883	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal year late-year ordinary losses that arise from the netting of activity generated between each November 1 and the end of its fiscal year on certain specified ordinary items.

Accumulated capital losses represent net capital loss carryovers as of December 31, 2012 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years which have only an eight year carryforward period. As a result of this ordering rule, pre-enactment capital loss carryovers may expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under the previous law. The Portfolio’s first fiscal year end subject to the Modernization Act is December 31, 2011. The following table shows the expiration dates for capital loss carryovers from pre-enactment taxable years and the amounts of capital loss carryovers, if any, by each of the applicable portfolios electing to be taxed as a RIC during the period ended December 31, 2012:

	Pre-Enactment						Post-Enactment
Fund	2013	2014	2015	2016	2017	2018	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Pathfinder Aggressive	$—	$—	$—	$—	$—	$—	$—	$—
Pathfinder Conservative	—	—	—	—	—	—	—	—
Pathfinder Moderate	—	—	—	—	—	—	—	—
Pathfinder Moderately Aggressive	—	—	—	—	—	—	—	—
Pathfinder Moderately Conservative	—	—	—	—	—	—	—	—
Asset Strategy	—	—	—	—	—	34,410	—	—
Balanced	—	—	—	—	—	—	—	—
Bond	—	—	—	—	434	—	—	—
Core Equity	—	—	—	—	—	—	—	—
Dividend Opportunities	—	—	—	—	—	—	—	—
Energy*	—	—	—	1,276	1,950	432	479	1,217
Global Bond	—	—	—	—	—	—	—	—
Global Natural Resources	—	—	—	—	—	—	3,416	13,897
Growth	—	—	—	—	—	—	—	—

*The amount of certain losses available for utilization in any one year is limited by Section 382.

196	ANNUAL REPORT	2012

	Pre-Enactment						Post-Enactment
Fund	2013	2014	2015	2016	2017	2018	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
High Income	$—	$—	$—	$—	$7,178	$—	$—	$—
International Core Equity	—	—	—	—	—	—	262	24,857
International Growth	—	—	—	—	—	—	—	—
Limited-Term Bond	—	—	—	—	—	—	—	—
Micro Cap Growth	—	—	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—	—	—
Money Market	—	—	—	—	—	—	—	—
Real Estate Securities	—	—	—	—	486	—	—	—
Science and Technology	—	—	—	—	—	—	—	—
Small Cap Growth	—	—	—	—	—	—	3,968	—
Small Cap Value	—	—	—	—	—	—	—	—
Value	—	—	—	—	—	—	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), partnership transactions, and expiring capital loss carryovers. At December 31, 2012, the following reclassifications were made:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Pathfinder Aggressive	$—	$—	$—
Pathfinder Conservative	—	—	—
Pathfinder Moderate	—	—	—
Pathfinder Moderately Aggressive	—	—	—
Pathfinder Moderately Conservative	—	—	—
Asset Strategy	(1,317)	1,317	—
Balanced	28	(28)	—
Bond	1,892	(1,892)	—
Core Equity	35	(35)	—
Dividend Opportunities	(2)	2	—
Energy	118	—	(118)
Global Bond	13	(11)	(2)
Global Natural Resources	125	(110)	(15)
Growth	—	—	—
High Income	118	(118)	—
International Core Equity	(139)	139	—
International Growth	477	(477)	—
Limited-Term Bond	544	(521)	(23)
Micro Cap Growth	580	(134)	(446)
Mid Cap Growth	579	(1)	(578)
Money Market	—	—	—
Real Estate Securities	33	(33)	—
Science and Technology	2,080	76	(2,156)
Small Cap Growth	3,076	11	(3,087)
Small Cap Value	(1,449)	1,459	(10)
Value	2,291	(2,278)	(13)

13.	REGULATORY AND LITIGATION MATTERS

On July 24, 2006, WRIMCO, W&R and WRSCO (collectively, Waddell & Reed) reached a settlement with the SEC to resolve proceedings brought in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC’s cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed agreed to pay $40 million in disgorgement and $10 million in civil money penalties.

The SEC Order further requires that the $50 million in settlement amounts will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds’ Disinterested Trustees. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order. A copy of the SEC Order is available on the SEC’s website at www.sec.gov.

2012	ANNUAL REPORT	197

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ivy Funds VIP

To the Shareholders and Board of Trustees of Ivy Funds Variable Insurance Portfolios:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Ivy Funds Variable Insurance Portfolios (the “Trust”) comprising the Ivy Funds VIP Pathfinder Aggressive, Ivy Funds VIP Pathfinder Conservative, Ivy Funds VIP Pathfinder Moderate, Ivy Funds VIP Pathfinder Moderately Aggressive, and Ivy Funds VIP Pathfinder Moderately Conservative, Ivy Funds VIP Asset Strategy, Ivy Funds VIP Balanced, Ivy Funds VIP Bond, Ivy Funds VIP Core Equity, Ivy Funds VIP Dividend Opportunities, Ivy Funds VIP Energy, Ivy Funds VIP Global Bond, Ivy Funds VIP Global Natural Resources, Ivy Funds VIP Growth, Ivy Funds VIP High Income, Ivy Funds VIP International Core Equity, Ivy Funds VIP International Growth, Ivy Funds VIP Limited-Term Bond, Ivy Funds VIP Micro Cap Growth, Ivy Funds VIP Mid Cap Growth, Ivy Funds VIP Money Market, Ivy Funds VIP Real Estate Securities, Ivy Funds VIP Science and Technology, Ivy Funds VIP Small Cap Growth, Ivy Funds VIP Small Cap Value, and Ivy Funds VIP Value, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, brokers, and transfer agent; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Ivy Funds Variable Insurance Portfolios as of December 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Kansas City, Missouri

February 15, 2013

198	ANNUAL REPORT	2012

INCOME TAX INFORMATION

Ivy Funds VIP	AMOUNTS NOT ROUNDED (UNAUDITED)

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations for the tax period ended December 31, 2012:

Dividends Received Deduction for Corporations
Pathfinder Aggressive	$219,044
Pathfinder Conservative	161,462
Pathfinder Moderate	1,411,136
Pathfinder Moderately Aggressive	1,844,951
Pathfinder Moderately Conservative	420,830
Asset Strategy	10,357,808
Balanced	4,590,763
Bond	—
Core Equity	5,789,881
Dividend Opportunities	4,039,352
Energy	—
Global Bond	—
Global Natural Resources	—
Growth	9,167,120
High Income	—
International Core Equity	—
International Growth	129,498
Limited-Term Bond	—
Micro Cap Growth	—
Mid Cap Growth	907,167
Money Market	—
Real Estate Securities	—
Science and Technology	—
Small Cap Growth	473,447
Small Cap Value	1,052,439
Value	4,156,988

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

Pathfinder Aggressive	$2,940,978
Pathfinder Conservative	2,835,004
Pathfinder Moderate	17,766,659
Pathfinder Moderately Aggressive	20,574,823
Pathfinder Moderately Conservative	6,040,461
Asset Strategy	—
Balanced	19,283,054
Bond	4,257,149
Core Equity	31,761,118
Dividend Opportunities	—
Energy	—
Global Bond	—
Global Natural Resources	10,947,476
Growth	59,246,850
High Income	—
International Core Equity	4,647,986
International Growth	18,661,845
Limited-Term Bond	2,983,563
Micro Cap Growth	3,948,184
Mid Cap Growth	18,946,444
Money Market	—
Real Estate Securities	—
Science and Technology	22,379,868
Small Cap Growth	—
Small Cap Value	15,409,328
Value	24,471,019

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
Pathfinder Aggressive	$43,429	$408,132
Pathfinder Conservative	12,939	124,223
Pathfinder Moderate	246,548	2,313,879
Pathfinder Moderately Aggressive	406,025	3,804,077
Pathfinder Moderately Conservative	53,752	503,608
International Core Equity	1,258,260	16,979,054
International Growth	544,402	7,412,739

2012	ANNUAL REPORT	199

BOARD OF TRUSTEES AND OFFICERS

Ivy Funds VIP

Each of the individuals listed below serves as a trustee for the Trust (26 portfolios), and for the portfolios within the Waddell & Reed Advisors Funds (20 portfolios) and InvestEd Portfolios (3 portfolios) (collectively, the Advisors Fund Complex). The Advisors Fund Complex, together with the Ivy Family of Funds, comprises the Waddell & Reed/Ivy Fund Complex (Fund Complex). The Ivy Family of Funds consists of the portfolios in the Ivy Funds (32 portfolios). Jarold Boettcher, Joseph Harroz, Jr., Henry J. Herrmann and Eleanor B. Schwartz also serve as trustees of each of the funds in the Ivy Family of Funds.

Board members who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (Disinterested Trustees) constitute at least 75% of the Board.

David P. Gardner serves as the Independent Chairman of the Trust’s Board and of the board of trustees of the other funds in the Advisors Fund Complex. Subject to the Trustee Emeritus and Retirement Policy, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

The Statement of Additional Information (SAI) for the Trust includes additional information about the Trust’s trustees. The SAI is available without charge, upon request, by calling 1.888.WADDELL. It is also available on the Waddell & Reed website, www.waddell.com.

Disinterested Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Jarold W. Boettcher 6300 Lamar Avenue Overland Park, KS 66202 1940	Trustee	Trust: 2009 Fund Complex: 2007	President of Boettcher Enterprises, Inc. (agricultural products and services) (1979 to present), Boettcher Supply, Inc. (electrical and plumbing supplies distributor) (1979 to present), Boettcher Aerial, Inc. (1979 to present)	Director of Guaranty State Bank & Trust Co. (financial services) (1981 to present); Director of Guaranty, Inc. (financial services); Member of Kansas Board of Regents (2007 to 2011); Governance Committee Member of Kansas State University Foundation; Director, Kansas Bioscience Authority (2009 to present); Investment Committee Member of Kansas Foundation for Medical Care (2001 to 2011); Chairperson, Audit Committee of Kansas Bioscience Authority; Trustee, Ivy Funds (32 portfolios overseen)
James M. Concannon 6300 Lamar Avenue Overland Park, KS 66202 1947	Trustee	Trust: 2009 Fund Complex: 1997	Professor of Law, Washburn School of Law (1973 to present)	Director, Kansas Legal Services for Prisoners, Inc.; Director, U.S. Alliance Corp. (2009 to present)
John A. Dillingham 6300 Lamar Avenue Overland Park, KS 66202 1939	Trustee	Trust: 2009 Fund Complex: 1997	President and Director, JoDill Corp. (1997 to present) and Dillingham Enterprises, Inc. (1997 to present), both farming enterprises	Former Advisory Director, UMB Northland Board (financial services) (1995 to 2012); former President (2005-2007), and current Trustee, Liberty Memorial Association (WWI National Museum) (1998 to present); Trustee, Harry S. Truman Library Institute (education) (2007 to present); Chairman, Freedom Frontier National Heritage Area (education) (2005 to present)
David P. Gardner 6300 Lamar Avenue Overland Park, KS 66202 1933	Trustee Independent Chairman	Trust: 2009 Fund Complex: 1998 Trust: 2009 Fund Complex: 2006	President Emeritus, University of Utah; President Emeritus, University of California	None
Joseph Harroz, Jr. 6300 Lamar Avenue Overland Park, KS 66202 1967	Trustee	Trust: 2009 Fund Complex: 1998	Dean of the College of Law, Vice President and Professor, University of Oklahoma (2010 to present); President of Graymark HealthCare (a NASDAQ listed company) (2008 to 2010); Vice President and General Counsel of the Board of Regents, University of Oklahoma (1996 to 2008); Adjunct Professor, University of Oklahoma Law School (1997 to 2010); Managing Member, Harroz Investments, LLC (commercial enterprise investments) (1998 to present)	Director and Shareholder, Valliance Bank (2007 to present); Director, Graymark HealthCare (2008 to present); Trustee, the Mewbourne Family Support Organization (non-profit) (2006 to present); Independent Chairman and Trustee, Ivy Funds (32 portfolios overseen)

200	ANNUAL REPORT	2012

Name, Address and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Robert L. Hechler 6300 Lamar Avenue Overland Park, KS 66202 1936	Trustee	Trust: 2009 Fund Complex: 1998	Formerly, consultant of WDR and Waddell & Reed (2001 to 2008)	None
Albert W. Herman FHFMA, CPA 6300 Lamar Avenue Overland Park, KS 66202 1938	Trustee	Trust: 2009 Fund Complex: 2008	Business Consultant (1998 to present); Treasurer and Director, Wellness Council of America (health care initiatives) (1996 to present)	Finance Committee Member, Ascension Health (non-profit health system) (2007 to present); Director, Baylor Health Care System Foundation (health care) (1998-2009)
Frank J. Ross, Jr. Polsinelli Shughart PC 700 West 47th Street, Ste. 1000 Kansas City, MO 64112 1953	Trustee	Trust: 2009 Fund Complex: 1996	Shareholder/Director, Polsinelli Shughart PC, a law firm (1980 to present)	Director, American Red Cross (community service) (2003-2010); Director, Starlight Theatre of Kansas City (community service) (2000-2008); Director, Rockhurst University (education) (2003-2009); Director, March of Dimes Birth Defects Foundation, greater Kansas City chapter (2001-2009)
Eleanor B. Schwartz 6300 Lamar Avenue Overland Park, KS 66202 1937	Trustee	Trust: 2009 Fund Complex: 1995	Professor Emeritus, University of Missouri at Kansas City (2003 to present); Chancellor Emeritus, University of Missouri at Kansas City (1999 to present)	Trustee, Ivy Funds (32 portfolios overseen)

*Each Trustee became a Trustee in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director of one or more of the funds that are the predecessors to current funds within the Advisors Fund Complex (each a Predecessor Fund).

Interested Trustees

Messrs. Avery and Herrmann are “interested” by virtue of their current or former engagement as officers of Waddell & Reed Financial, Inc. (WDR) or its wholly owned subsidiaries, including the Fund’s investment manager, Waddell & Reed Investment Management Company (WRIMCO), each Fund’s principal underwriter, Waddell & Reed, Inc. (Waddell & Reed), and each Fund’s shareholder servicing and accounting services agent, Waddell & Reed Services Company, doing business as WI Services Company (WISC), as well as by virtue of their personal ownership of shares of WDR. The address for each Interested Trustee and each of the officers in the following tables is 6300 Lamar Avenue, Overland Park, KS 66202.

Name and Year of Birth	Position(s) Held with the Trust and Fund Complex	Trustee/Officer Since*	Principal Occupation(s) During Past 5 Years	Other Directorships Held
Michael L. Avery 1953	Trustee	Trust: 2009 Fund Complex: 2007	President of WDR (2010 to present); formerly Chief Investment Officer (CIO) of WDR (2005 to 2011); formerly, CIO of WRIMCO and Ivy Investment Management Company (IICO), an affiliate of WDR (2005 to 2010); Senior Vice President of WDR (2005 to 2009); Executive Vice President of WRIMCO (2005 to present); Executive Vice President of IICO (2007 to present); portfolio manager for investment companies managed by WRIMCO and IICO (1994 to present)	Director of WRIMCO and IICO
Henry J. Herrmann 1942	President Trustee	Trust: 2009 Fund Complex: 2001 Trust: 2008 Fund Complex: 1998	Chairman of WDR (2010 to present); CEO of WDR (2005 to present); President, CEO and Chairman of WRIMCO (1993 to present); President, CEO and Chairman of IICO (2002 to present); President and Trustee of each of the funds in the Fund Complex	Director of WDR, IICO, WRIMCO, WISC and Waddell & Reed, Inc.; Trustee, Ivy Funds (32 portfolios overseen); Director, Blue Cross Blue Shield of Kansas City; Director, United Way of Greater Kansas City

*Each Trustee became a Trustee (and, as applicable, an officer) in 2009, as reflected by the first date shown. The second date shows when the Trustee first became a director (and, as applicable, an officer) of one or more Predecessor Fund.

2012	ANNUAL REPORT	201

Officers

The Board has appointed officers who are responsible for the day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Herrmann, who is President, the Trust’s principal officers are:

Name and Year of Birth	Position(s) Held with the Trust and Fund Complex	Officer of Trust Since	Officer of Fund Complex Since*	Principal Occupation(s) During Past 5 Years
Mara D. Herrington 1964	Vice President Secretary	2009 2009	2006 2006	Vice President and Secretary of each of the funds in the Fund Complex (2006 to present); Vice President of WRIMCO and IICO (2006 to present)
Joseph W. Kauten 1969	Vice President Treasurer Principal Financial Officer Principal Accounting Officer	2009 2009 2009 2009	2006 2006 2007 2006	Principal Financial Officer of each of the funds in the Fund Complex (2007 to present); Vice President, Treasurer and Principal Accounting Officer of each of the funds in the Fund Complex (2006 to present)
Scott J. Schneider 1968	Vice President Chief Compliance Officer	2009 2009	2006 2004	Chief Compliance Officer (2004 to present) and Vice President (2006 to present) of each of the funds in the Fund Complex
Daniel C. Schulte 1965	Vice President General Counsel Assistant Secretary	2009 2009 2009	2000 2000 2000	Senior Vice President and General Counsel of WDR, Waddell & Reed, WRIMCO and WISC (2000 to present); Senior Vice President and General Counsel of IICO (2002 to present); Vice President, General Counsel and Assistant Secretary for each of the funds in the Fund Complex (2000 to present)
Philip A. Shipp 1969	Assistant Secretary	2012	2012	Assistant Secretary of each of the funds in the Fund Complex (2012 to present)

*This is the date when the Officer first became an officer of one or more Predecessor Funds.

202	ANNUAL REPORT	2012

RENEWAL OF INVESTMENT MANAGEMENT AGREEMENT

Ivy Funds VIP

At its meeting on August 14 and 15, 2012, the Trust’s Board of Trustees, including all of the Disinterested Trustees, considered and approved the continuance of the existing Investment Management Agreement between WRIMCO and the Trust as to each of its Portfolios and, for certain Portfolios, of the Investment Subadvisory Agreement (each, a “Subadvisory Agreement”) between WRIMCO and the Portfolio subadvisor pursuant to which the subadvisor provides day-to-day investment advisory services. The Disinterested Trustees were assisted in their review by independent legal counsel and met with such counsel separately from representatives of WRIMCO. The Disinterested Trustees also received and considered a memorandum from their independent legal counsel regarding the Disinterested Trustees’ responsibilities in evaluating the Investment Management Agreement (“Management Agreement”) and, if applicable, the Subadvisory Agreement, for each Portfolio. This memorandum explained the regulatory requirements pertaining to the Disinterested Trustees’ evaluation of the Management Agreement and the Subadvisory Agreements. In addition, the Disinterested Trustees engaged an independent fee consultant whose responsibilities included managing the process by which the proposed management fees under the Management Agreement were negotiated with WRIMCO.

Prior to the Board meeting, independent legal counsel sent to WRIMCO and, as applicable, to each subadvisor a request letter for information to be provided to the Trustees in connection with their consideration of the continuance of the Management Agreement with respect to each Portfolio and of the Subadvisory Agreements, as applicable. WRIMCO and each subadvisor provided materials to the Trustees that included responses to the request letter and other information WRIMCO and the subadvisor, as applicable, believed was useful in evaluating the continuation of the Management Agreement and the Subadvisory Agreements (the “Initial Response”). Thereafter, independent legal counsel sent to WRIMCO a supplemental request letter for certain additional information, and WRIMCO provided additional information in response to this request letter. The Trustees also received reports prepared by an independent third party, Lipper Inc. (“Lipper”), relating to the performance and expenses of each Portfolio except for Global Bond and Limited-Term Bond, which commenced operations in 2010, compared to the performance of the universe of comparable mutual funds selected by Lipper (the “Performance Universe”) and to the expenses of a peer group of comparable funds selected by Lipper (the “Peer Group”), respectively. Further, the Trustees received a written evaluation from the independent fee consultant, a summary of which is included in this Annual Report. At their meeting, the Trustees received a presentation from representatives of WRIMCO regarding services provided by it and its affiliates (collectively, “W&R”) to each Portfolio. In addition, during the course of the year, W&R and, as applicable, the subadvisors had provided information relevant to the Trustees’ consideration of the continuance of the Management Agreement with respect to each Portfolio and the Subadvisory Agreements.

Nature, Extent and Quality of Services

Provided to the Portfolios

The Trustees considered the nature, extent and quality of the services provided to each Portfolio pursuant to the Management Agreement and by each subadvisor pursuant to its Subadvisory Agreement.

The Trustees considered WRIMCO’s and, as applicable, each subadvisor’s research and portfolio management capabilities and that W&R also provides oversight of day-to-day portfolio operations, including but not limited to portfolio accounting and administration and assistance in meeting legal and regulatory requirements. The Trustees also considered WRIMCO’s and, as applicable, each subadvisor’s practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for each Portfolio and, as applicable, those brokers’ and dealers’ provision of brokerage and research services to WRIMCO, and the benefits derived by the other funds in the Advisors Fund Complex and by other clients of WRIMCO from such services. The Trustees considered the information provided by WRIMCO and, as applicable, each subadvisor regarding its compliance program and compliance matters, if any, over the past year. The Trustees also considered the favorable history, reputation, qualification and background of WRIMCO and W&R’s extensive administrative, accounting and compliance infrastructure, as well as WRIMCO’s supervisory activities over each subadvisor.

Performance, Management Fee and Expense Ratio for each Portfolio.

The Trustees considered each Portfolio’s performance, both on an absolute basis and in relation to the performance of its Performance Universe. Each Portfolio’s performance was also compared to relevant market indices and to a Lipper index, as applicable.

The Trustees considered the management fees and total expenses of each Portfolio and also considered each Portfolio’s management fees and total expenses in relation to the management fees and total expenses, respectively, of its Peer Group. The Trustees’ review also included consideration of each Portfolio’s management fees at various asset levels in relation to the management fees at those asset levels of funds within a peer group of comparable mutual funds selected by and as shown in the reports from Lipper (“Lipper Group”). They also considered each Portfolio’s non-management fees in relation to the non-management fees of its Peer Group, the amount of assets in each Portfolio, and factors affecting the Portfolios’ expense ratios. In addition, the Trustees considered, for each Portfolio, the management fees, if any, paid to WRIMCO (or its affiliate) by other mutual funds managed by WRIMCO (or its affiliate) with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio (“Similar Funds”). The Trustees also considered, for each Portfolio, the subadvisory fees, if any, paid to WRIMCO or the subadvisor, as applicable, (or their respective affiliates) by other mutual funds advised by WRIMCO or the subadvisor (or their respective affiliates), as well as the management fees, if any, paid by other client accounts managed by WRIMCO or the subadvisor (or their respective affiliates), with a similar investment objective (or objectives) and similar investment policies and strategies as the Portfolio (each of such accounts, an “Other Account”).

Additional Considerations with Respect to Each Portfolio

Asset Strategy

The Trustees considered that Asset Strategy’s total return performance was higher than the Performance Universe median for the one-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the

2012	ANNUAL REPORT	203

Portfolio’s defensive positioning had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response and noted that, despite the Portfolio’s underperformance for the three-year period ended March 31, 2012, the Portfolio’s performance relative to its Performance Universe appeared to be improving and was strong for the five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Balanced

The Trustees considered that Balanced’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s conservative positioning and underweighting in cyclical sectors had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response and noted that, despite the Portfolio’s underperformance for the three-year period ended March 31, 2012, the Portfolio’s performance relative to its Performance Universe appeared to be improving and was strong for the five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were higher than, and at other asset levels were lower than or equal to, the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was lower for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Bond

The Trustees considered that Bond’s total return performance was lower than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in higher credit-quality bonds had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response and noted that, despite the Portfolio’s underperformance for the three-year and longer periods ended March 31, 2012, the Portfolio’s performance relative to its Performance Universe appeared to be improving.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was higher than the Peer Group median but that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were higher than the median for its Lipper Group, except for two asset levels at which the Portfolio’s effective management fees were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for certain asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Core Equity

The Trustees considered that Core Equity’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were lower than the median for its Lipper Group.

204	ANNUAL REPORT	2012

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level and the Similar Funds’ advisory fees were lower for other asset levels, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Dividend Opportunities

The Trustees considered that Dividend Opportunities’ total return performance was higher than the Performance Universe median and the Lipper index for the five- and seven-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2012. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s defensive positioning, its overweighting in the energy and industrial sectors and its cash position had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Energy

The Trustees considered that Energy’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, and five-year periods for which information was provided, since the Portfolio did not have a seven-year performance record as of March 31, 2012.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were equal to or lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Global Bond

The Trustees considered that Global Bond’s total return performance was lower than the Performance Universe median and the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a three-year performance record as of March 31, 2012.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group. The Trustees considered that WRIMCO had voluntarily agreed to waive the management fee if Portfolio assets totaled less than $25 million, which resulted in a fee waiver for the fiscal year ended December 31, 2011.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that a Similar Fund’s advisory fee was lower for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Global Natural Resources

The Trustees considered that Global Natural Resources’ total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, and five-year periods for which information was provided, since the Portfolio did not have a seven-year performance record as of March 31, 2012. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in foreign stocks and material stocks had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response. The Trustees also noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with Mackenzie Financial Corporation, the Portfolio’s sub-adviser.

2012	ANNUAL REPORT	205

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were higher than the median for its Lipper Group and at two asset levels equal to the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule (including a sub-advisory fee to the sub-adviser that was the same as the Portfolio’s) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Growth

The Trustees considered that Growth’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in higher-quality stocks and its stock selection in the health care, financial, consumer discretionary, and materials sectors had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response and noted that, despite the Portfolio’s underperformance for the three-year period ended March 31, 2012, the Portfolio’s performance relative to its Performance Universe appeared to be improving and was good for the five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

High Income

The Trustees considered that High Income’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

International Core Equity

The Trustees considered that International Core Equity’s total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was lower than the Peer Group median. They considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were equal to or lower than the median for its Lipper Group, except for an asset level at which the Portfolio’s effective management fees were higher.

The Trustees also considered that a Similar Fund had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that the Similar Fund’s advisory fee was lower for one asset level, and that the Other Account had advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Account to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, the difference in fees paid by the Other Account was consistent with the additional management and other services provided by WRIMCO to the Portfolio.

International Growth

The Trustees considered that International Growth’s total return performance was higher than the Performance Universe median for the one-, three-, five-, and seven-year periods and higher than the Lipper index for the one-, three-, five-, seven-, and ten-year periods.

206	ANNUAL REPORT	2012

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were equal to or lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level and lower for another asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Limited-Term Bond

The Trustees considered that Limited-Term Bond’s total return performance was higher than the Performance Universe median and the Lipper index for the one-year period, since the Portfolio did not have a three-year performance record as of March 31, 2012.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was equal to the Peer Group median and that the Portfolio’s overall expense ratio was lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were equal to or lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that the Other Account had advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Account to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, the difference in fees paid by the Other Account was consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Micro Cap Growth

The Trustees considered that Micro Cap Growth’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, five-, and seven-year periods. The Trustees also noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with Wall Street Associates, the Portfolio’s sub-adviser.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule (including a sub-advisory fee to the sub-adviser that was the same as the Portfolio’s) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees also considered that the Other Accounts of a similar size managed by the sub-adviser had advisory fees that were higher than the sub-advisory fees for the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Mid Cap Growth

The Trustees considered that Mid Cap Growth’s total return performance was higher than the Performance Universe median and the Lipper index for the one-, three-, and five-year periods for which information was provided, since the Portfolio did not have a seven-year performance record as of March 31, 2012.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Money Market

The Trustees considered that Money Market’s total return performance was higher than the Performance Universe median for the one-, three-, five-, and seven-year periods and higher than the Lipper index for the one-, three-, and five-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that the Portfolio’s effective management fees at certain asset levels were higher than, and at other asset levels were lower than or equal to, the median for its Lipper Group. The Trustees also considered the expenses incurred by WRIMCO to maintain the yield of the Portfolio at a minimum of at least two basis points.

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The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Pathfinder Aggressive

The Trustees considered that Pathfinder Aggressive’s total return performance was lower than the Performance Universe median for the one- and three-year periods and lower than the Lipper index for the one-year period for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2012. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in underlying funds that invest in international equity securities and small cap equity securities had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Conservative

The Trustees considered that Pathfinder Conservative’s total return performance was lower than the Performance Universe median and the Lipper index for the one- and three-year periods for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2012. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in underlying funds that invest in international equity securities and small cap equity securities had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Moderate

The Trustees considered that Pathfinder Moderate’s total return performance was lower than the Performance Universe median and the Lipper index for the one- and three-year periods for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2012. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in underlying funds that invest in international equity securities and small cap equity securities had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was equal to the Peer Group median.

Pathfinder Moderately Aggressive

The Trustees considered that Pathfinder Moderately Aggressive’s total return performance was lower than the Performance Universe median and the Lipper index for the one- and three-year periods for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2012. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s investments in underlying funds that invest in international equity securities and small cap equity securities had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

Pathfinder Moderately Conservative

The Trustees considered that Pathfinder Moderately Conservative’s total return performance was lower than the Performance Universe median and the Lipper index for the one- and three-year periods for which information was provided, since the Portfolio did not have a five-year performance record as of March 31, 2012. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s smaller allocation to equity funds compared to funds in its Performance Universe and its investments in international equity funds and small cap funds had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio did not have a management fee but that the Portfolio’s overall expense ratio was higher than the Peer Group median.

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Real Estate Securities

The Trustees considered that Real Estate Securities’ total return performance was higher than the Performance Universe median for the five-year period and higher than the Lipper index for the one-, three-, and five-year periods for which information was provided, since the Portfolio did not have a ten-year performance record as of March 31, 2012. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s higher-quality securities and underweighting in large capitalization companies had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response. The Trustees noted that WRIMCO recommended the continuance of the Sub-Advisory Agreement with Advantus Capital Management, Inc.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule (including a sub-advisory fee to the sub-adviser that was the same as the Portfolio’s) and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees also considered that the Other Accounts of a similar size managed by the sub-adviser had advisory fees that were close to or higher than the sub-advisory fees for the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Science and Technology

The Trustees considered that Science and Technology’s total return performance was higher than the Performance Universe median and the Lipper index for the five-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s higher-quality securities, greater cash positions and underweighting in the information technology sector had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response and noted that, despite the Portfolio’s underperformance for the one- and three-year periods ended March 31, 2012, the Portfolio’s performance relative to its Performance Universe was good for the five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Small Cap Growth

The Trustees considered that Small Cap Growth’s total return performance was lower than the Performance Universe median for the one-, three-, five-, and seven-year periods and lower than the Lipper index for the one-, three-, seven-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s underweighting in the health care and consumer staples sectors had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were lower than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Small Cap Value

The Trustees considered that Small Cap Value’s total return performance was lower than the Performance Universe median and the Lipper index for the one-, three-, and ten-year periods. They also considered the information provided by WRIMCO in its Initial Response explaining that, among other factors, the Portfolio’s stock selection in the consumer discretionary sector had adversely affected the Portfolio’s performance over the three-year period. They further considered the year-to-date performance information through June 13, 2012, provided by WRIMCO in its Initial Response. In addition, the Trustees considered the change in the Portfolio’s portfolio manager in 2011.

2012	ANNUAL REPORT	209

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee and overall expense ratio were higher than the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at certain asset levels were equal to or higher than the median for its Lipper Group.

The Trustees also considered that there was a Similar Fund that had an advisory fee schedule that was the same as the Portfolio’s advisory fee schedule and that there were no Other Accounts managed by WRIMCO or its affiliates with a similar investment objective and similar investment policies and strategies as the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s management fee.

Value

The Trustees considered that Value’s total return performance was higher than the Performance Universe median and the Lipper index for the three-, five-, seven-, and ten-year periods.

The Trustees considered the range and average of the management fees and expense ratios of the Peer Group. They considered that the Portfolio’s management fee was lower than the Peer Group median and that the Portfolio’s overall expense ratio was equal to the Peer Group median. They also considered that, with the breakpoints in the fee schedule, the Portfolio’s effective management fees at various asset levels were lower than the median for its Lipper Group.

The Trustees also considered that the Similar Funds had advisory fee schedules that were the same as the Portfolio’s advisory fee schedule, except that one Similar Fund’s advisory fee was higher for one asset level, and that the Other Accounts had average advisory fees that were lower than the management fee of the Portfolio. The Trustees considered the relevance of the fee information provided for the Similar Funds and Other Accounts to evaluate the appropriateness and reasonableness of the Portfolio’s management fee. The Trustees recognized that, among other factors, differences in fees paid by the Other Accounts were consistent with the additional management and other services provided by WRIMCO to the Portfolio.

Profitability and Economies of Scale

The Trustees also considered that the management fee structure of each Portfolio (except Money Market, which has a single management fee rate, and Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative (each, a “Pathfinder Portfolio”), which have no management fee) includes breakpoints that provide for a reduction of payments to reflect anticipated economies of scale. The Trustees also considered the management fee rate reductions that became effective October 1, 2006, and remain in effect for Asset Strategy, Bond, Core Equity, Growth, High Income, International Growth, Mid Cap Growth, Science and Technology, Small Cap Growth, Value and certain other funds in the Advisors Fund Complex, and the anticipated impact of the fee rate reduction for each of these Portfolios on its investment management fees and overall expense ratio. In concluding that the benefits accruing to WRIMCO and its affiliates by virtue of their relationship to each Portfolio were reasonable in comparison with the costs of providing the investment management services and the benefits accruing to the Portfolio, the Trustees considered specific data as to WRIMCO’s profit or loss with respect to the Portfolio for a recent period. The Trustees also considered WRIMCO’s methodology for determining this data. In addition, the Trustees considered the soft dollar arrangements with respect to Portfolio portfolio transactions, as applicable.

In determining whether to approve the proposed continuance of the Management Agreement as to a Portfolio and, as applicable, a Portfolio’s Subadvisory Agreement, the Trustees considered the best interests of the Portfolio, the reasonableness of the management fee paid or proposed to be paid under the Management Agreement, and, as applicable, the subadvisory fee paid under the Subadvisory Agreement, and the overall fairness of the Management Agreement, and, as applicable, the Subadvisory Agreement. The Trustees considered the following factors to be of primary importance to their approval of the continuance of the Management Agreement as to a Portfolio and, as applicable, its Subadvisory Agreement, without any one factor being dispositive:

•	the performance of the Portfolio compared with the performance of its Performance Universe and with relevant indices;
•	the Portfolio’s investment management fees and total expenses compared with the management fees and total expenses of its Peer Group;
•	the existence or appropriateness of breakpoints in the Portfolio’s management fees (except for the Pathfinder Portfolios);
•

the Portfolio’s investment management fees compared with the management fees of Similar Funds or Other Accounts managed by WRIMCO (or its affiliate), as applicable, and the Portfolio’s subadvisory fees compared with the subadvisory fees of Other Accounts managed by the subadvisor, as applicable;

•	the cost/profitability to WRIMCO and any actual or anticipated economies of scale in relation to the services it provides to the Portfolio;
•	the other benefits that accrue to WRIMCO as a result of its relationship to the Portfolio; and
•	the favorable history, reputation, qualification and background of WRIMCO as well as the qualifications of its personnel.

Based on the discussions, considerations and information described generally above, including the evaluation provided by the independent fee consultant, the Board determined that each Portfolio’s Management Agreement and, as applicable, its Subadvisory Agreement are fair and reasonable and that continuance of the Management Agreement and, as applicable, the Subadvisory Agreement, is in the best interests of the Portfolio. In reaching these determinations as to each Portfolio, the Board concluded that: the nature, extent and quality of the services provided by WRIMCO for the Portfolio are adequate and appropriate; except as described above, the performance of the Portfolio was satisfactory; it retained confidence in WRIMCO’s overall ability to manage the Portfolio; and the management fee paid to WRIMCO is reasonable in light of comparative management fee information, the breakpoints in the proposed management fee for the Portfolio (other than Money Market and the Pathfinder Portfolios), the services provided by WRIMCO, the costs of the services provided, and the profits realized and other benefits likely to be derived by WRIMCO from its

210	ANNUAL REPORT	2012

relationship with the Portfolio. In the case of certain Portfolios that underperformed their respective Performance Universe medians and Lipper indices for certain periods of time, based on the assessment and information WRIMCO provided, including as to relevant market conditions and/or remedial actions that WRIMCO had taken or planned to take, such response was satisfactory to the Board.

Summary Of Independent Fee Consultant Report

The Disinterested Trustees of Waddell & Reed Advisors Funds (“Advisors Funds”), Ivy Funds Variable Insurance Portfolios (“Ivy Funds VIP”) and InvestEd Portfolios (“Invested”) (collectively, and including their respective series, the “Funds”) appointed an Independent Fee Consultant (“IFC”) to manage the process by which proposed management fees paid by the Funds to Waddell & Reed Investment Management Company (“WRIMCO”) are negotiated. The IFC does not replace the Trustees in negotiating management fees and does not substitute his or her judgment for that of the Trustees about the reasonableness of the proposed fees.

The following is a summary of the Report’s discussion of the process and materials used by the Disinterested Trustees in connection with the renewal of each Fund’s investment management agreement with WRIMCO, related materials and the IFC’s findings.

Analysis of the Process

The Report stated that the contract renewal process includes a number of sequential steps by which the Disinterested Trustees go about determining the reasonableness of the proposed management fees for the Funds in the context of their annual consideration of the proposed continuance of the Funds’ respective investment management agreements with WRIMCO and the sub-advisory agreements with certain sub-advisors. The Report stated that the IFC participated throughout the contract renewal process.

Analysis of Materials

The Disinterested Trustees received and considered informational materials that were prepared by WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (“WRSCO”) (collectively, “Waddell”) in response to the data requested by the Disinterested Trustees through each Fund’s Governance & Compliance Committee and K&L Gates, counsel to the Funds and the Disinterested Trustees, and other materials prepared by The Lipper Company (“Lipper”) in connection with the contract renewal process. The IFC used these materials and other information received by the Disinterested Trustees throughout the year to analyze trends and comparative information about the six factors discussed below.

(1) Nature and Quality of Services

The Report stated that the IFC’s experience is that fund trustees should focus on longer-term performance during the contract renewal process (though they may choose to focus on shorter-term performance for other purposes). Accordingly, the Report concentrated on the Lipper 3-year performance data.

The Report stated that, overall, the Funds reflect strong comparative performance in the 5-, 7- and 10-year periods ended March 31, 2012. The 5- and 7-year performance has over 80% of the Funds in the first two quartiles of their performance universes. The Report noted that 1- and 3-year performance did not share the same returns with about 50% and 30% of Funds in the first two quartiles consecutively. Lower 3-year rankings reflect the rolling off of a better 1-year performance period ended March 31, 2009 and the inclusion of the relatively lower performance of the 1-year period ended March 2012.

(2) Management Fees

The Report noted that the IFC reviewed how actual management fees for each of the Funds have changed in ranking from 2011 to 2012. With respect to the Funds within Advisors Funds, the Report stated that, in aggregate, 54% of these Funds have management fees above their peer group median, a slight improvement over the 2011 median of 55%. The change in actual management fees, by Fund, range from an 8.2 basis point reduction to a .3 basis point increase. With respect to the Funds within Ivy Funds VIP, the Report stated that, in aggregate, 59% of these Funds (excluding the Pathfinder Portfolios) have management fees above their peer group median and noted that the average percentile ranking of 59% was unchanged from last year. With respect to the Funds within InvestEd, the Report noted that the percentile ranking was the highest possible because there are no management fees charged to these Funds.

The Report noted that, with the exception of Advisors High Income, Value, Global Bond and Asset Strategy Funds, all of the Advisors Funds, Ivy Funds VIP and InvestEd Portfolios either held 2012 total expense ratios equal to those for 2011 or realized a reduction in total expense ratios between 2011 and 2012. Material decreases were recognized in the InvestEd Portfolios as there was a substantial amount invested in Advisors Cash Management, which has a low expense ratio compared to other Funds within Advisors Funds.

The Report also noted that certain Funds have higher total expense ratios than their peer groups and that this is often caused by non-management fees. The Report commented that Waddell’s business model tends to result in higher non-management expenses. This business model targets the small- to mid-level investor population, an approach that has resulted in many smaller accounts relative to the general mutual fund industry.

(3) Possible Economies of Scale

The IFC Report noted that all Funds except the money market Funds already have breakpoints in place that appear adequate in providing economies of scale.

2012	ANNUAL REPORT	211

(4) Management Fees for Other Clients

The Report noted that Advisors Funds and Ivy Funds VIP have Funds with similar investment strategies and, in general, these corresponding Funds have comparable contractual management fee rates. The Report stated that actual management fee variances can be explained by the larger average asset size of particular Funds within Advisors Funds, causing some of these Funds to reach breakpoints and reductions in management fees, or the fact that certain Funds have fee waivers. The Report further noted that the Funds within Advisors Funds or Ivy Funds VIP that correspond to funds within Ivy Funds having similar investment strategies also have comparable contractual management fees considering comparable asset levels and breakpoints are taken into account.

The Report noted that WRIMCO manages money for different types of clients besides mutual funds. These include sub-advisory relationships, corporate and municipal pension funds and investment pools for wealthy individuals (collectively, “separate accounts”). Several of these separate accounts are managed with the same investment objective and in the same style as some of the Funds within Advisors Funds and Ivy Funds VIP. In most cases, the data provided by WRIMCO show that management fee rates for the Funds are higher than that of the equivalent separate accounts. WRIMCO has explained these differences by reference to, among other factors, the different type of responsibilities borne by WRIMCO as a mutual fund manager and as a separate account manager. The IFC found these differences reasonable.

(5) and (6) WRIMCO Costs and Profitability

The Report noted that the disinterested trustees of mutual funds generally are required to consider the cost and profitability of the fund’s advisory contract to the adviser. WRIMCO provided an analysis of its profitability for each Fund. The IFC did not find the profit margins excessive.

The Report also noted that disinterested trustees often review the overall profitability of their funds and investment advisers. Lipper provided benchmarks against which to evaluate the overall profitability of Waddell’s parent company and other public companies in the investment business. The Report found that this analysis places Waddell’s parent company near the median of its Lipper peers.

***

The Report concluded that the IFC monitored the contract renewal process, reviewed the materials, and reached the following conclusions: (1) The contract renewal process conducted under the supervision of the Disinterested Trustees has been careful, deliberate, and conscientious; (2) the materials were prepared without bias and in sufficient detail to facilitate meaningful decisions by the Disinterested Trustees and the Boards; and (3) the discussion which took place leading up to and at the Disinterested Trustees and Board meetings were substantive and concluded in accordance with the best interests of the Funds and their shareholders.

212	ANNUAL REPORT	2012

ANNUAL PRIVACY NOTICE

Ivy Funds VIP

Waddell & Reed, Inc., the Waddell & Reed Advisors Funds, the Ivy Funds Variable Insurance Portfolios and the InvestEd Portfolios (“Waddell & Reed”) are committed to ensuring their clients have access to a broad range of products and services to help them achieve their personal financial goals. Accurate information lies at the heart of our pledge to provide these products and services, and we strive to protect your personal nonpublic information. In the course of doing business with Waddell & Reed, clients are requested to share financial information and they may be asked to provide other personal details. Clients can be assured that Waddell & Reed is diligent in its efforts to keep such information confidential.

Recognition of a Client’s Expectation of Privacy

At Waddell & Reed, we believe the confidentiality and protection of client information is one of our fundamental responsibilities. And while information is critical to providing quality service, we recognize that one of our most important assets is our clients’ trust. Thus, the safekeeping of client information is a priority for Waddell & Reed.

Information Collected

In order to tailor available financial products to your specific needs, Waddell & Reed may request that you complete a variety of forms that require nonpublic personal information about your financial history and other personal details, including but not limited to, your name, address, social security number, assets, income and investments. Waddell & Reed may also gather information about your transactions with us, our affiliates and others.

Categories of Information that may be Disclosed

While Waddell & Reed may disclose information it collects from applications and other forms, as described above, we at Waddell & Reed also want to assure all of our clients that whenever information is used, it is done with discretion. The safeguarding of client information is an issue we take seriously.

Categories of Parties to whom we disclose nonpublic personal information

Waddell & Reed may disclose nonpublic personal information about you to selectively chosen financial service providers, whom we believe have valuable products or services that could benefit you. Whenever we do this, we carefully review the company and the product or service to make sure that it provides value to our clients. We share the minimum amount of information necessary for that company to offer its product or service. We may also share information with unaffiliated companies that assist us in providing our products and services to our clients; in the normal course of our business (for example, with consumer reporting agencies and government agencies); when legally required or permitted in connection with fraud investigations and litigation; and at the request or with the permission of a client.

In addition, Waddell & Reed, Inc. has entered into a Protocol with a number of other brokerage firms intended to further our clients’ freedom of choice in connection with the movement of their financial advisors to new firms. In the event your account is maintained through Waddell & Reed, Inc. and your financial advisor leaves Waddell & Reed to join a firm that has likewise entered the Protocol, Waddell & Reed may disclose your name, address and telephone number to the departed advisor’s new firm.

Opt Out Right

If you prefer that we not disclose nonpublic personal information about you to nonaffiliated third parties, you may opt out of those disclosures; that is, you may direct us not to make those disclosures (other than disclosures permitted by law). If you wish to opt out of disclosures to nonaffiliated third parties, you may make this request in writing to: Waddell & Reed, Attn: Opt Out Notices, P.O. Box 29220, Shawnee Mission, KS 66201, or you may call 1.888.WADDELL and a Client Services Representative will assist you.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information. If you decide to close your account(s) or become an inactive client, we will adhere to the privacy policies and practices as described in this notice.

2012	ANNUAL REPORT	213

PROXY VOTING INFORMATION

Ivy Funds VIP

Proxy Voting Guidelines

A description of the policies and procedures Ivy Funds Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.WADDELL and (ii) on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX through Waddell & Reed’s website at www.waddell.com and on the SEC’s website at www.sec.gov.

214	ANNUAL REPORT	2012

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

Ivy Funds VIP

Portfolio holdings can be found on the Trust’s website at www.waddell.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found on the Trust’s Form N-Q. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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218	ANNUAL REPORT	2012

The Ivy Funds Variable Insurance Portfolios Family

Global/International Portfolios

International Core Equity

International Growth

Domestic Equity Portfolios

Core Equity

Dividend Opportunities

Growth

Micro Cap Growth

Mid Cap Growth

Small Cap Growth

Small Cap Value

Value

Fixed Income Portfolios

Bond

Global Bond

High Income

Limited-Term Bond

Money Market Portfolios

Money Market

Specialty Portfolios

Asset Strategy

Balanced

Energy

Global Natural Resources

Pathfinder Aggressive

Pathfinder Conservative

Pathfinder Moderate

Pathfinder Moderately Aggressive

Pathfinder Moderately Conservative

Real Estate Securities

Science and Technology

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Funds Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus as well as the variable product prospectus.

2012	ANNUAL REPORT	219

ANN-IVYVIP (12-12)

ITEM 2.    CODE OF ETHICS

(a)	As of December 31, 2012, the Registrant has adopted a code of ethics (the Code), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)	There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that Albert W. Herman is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Herman is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2011	$303,400
2012	326,300

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2011	$8,200
2012	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2011	$102,003
2012	115,800

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2011	$14,984
2012	5,342

These fees are related to the review of internal control.

(e)(1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)	$125,187 and $121,142 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $252,623 and $147,732 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

(a)	See Item 1 Shareholder Report.

(b)	Not Applicable.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, have concluded that such controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective and adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits is accumulated and communicated to the Registrant’s management, including the Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

(a)(1)	The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
(Registrant)

By	/s/ Mara D. Herrington
Mara D. Herrington, Vice President and Secretary

Date: March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Henry J. Herrmann
Henry J. Herrmann, Principal Executive Officer

Date: March 7, 2013

By	/s/ Joseph W. Kauten
Joseph W. Kauten, Principal Financial Officer

Date: March 7, 2013